As filed with the Securities and Exchange Commission on May 4, 2018

File No. 333-223801

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

☒ Pre-Effective Amendment No. 1

☐ Post-Effective Amendment No.

NUVEEN BUILD AMERICA BOND FUND

(Exact Name of Registrant as Specified in Charter)

333 West Wacker Drive

Chicago, Illinois 60606

(Address of Principal Executive Offices: Number, Street, City, State, Zip Code)

(800) 257-8787

(Area Code and Telephone Number)

Gifford R. Zimmerman

Vice President and Secretary

Nuveen Investments

333 West Wacker Drive

Chicago, Illinois 60606

(Name and Address of Agent for Service)

Copies to:

Deborah Bielicke Eades Vedder Price P.C. 222 North LaSalle Street Chicago, Illinois 60601	Eric F. Fess Chapman and Cutler LLP 111 West Monroe Street Chicago, Illinois 60603

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount Being Registered	Proposed Maximum Offering Price Per Unit	Proposed Maximum Aggregate Offering Price	Amount of Registration Fee
Common Shares of Beneficial Interest, $0.01 Par Value Per Share	8,501,386 Shares	$21.58(1)	$183,459,909.88	$22,840.76(2)

(1)	Net asset value per common share on April 27, 2018.
(2)	Transmitted prior to filing. A registration fee of $2.71 was paid in connection with the initial filing.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

IMPORTANT NOTICE TO SHAREHOLDERS

OF NUVEEN BUILD AMERICA BOND OPPORTUNITY FUND (NBD)

AND

NUVEEN BUILD AMERICA BOND FUND (NBB)

(EACH, A “FUND” AND COLLECTIVELY, THE “FUNDS”)

INCLUDING

IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

OF NUVEEN BUILD AMERICA BOND FUND (NBB)

[•], 2018

Although we recommend that you read the complete Joint Proxy Statement/Prospectus, for your convenience, we have provided a brief overview of the issues to be voted on.

Q.	Why am I receiving the enclosed Joint Proxy Statement/Prospectus?

A.	You are receiving the Joint Proxy Statement/Prospectus as a holder of common shares of Nuveen Build America Bond Opportunity Fund (the “Target Fund”) or Nuveen Build America Bond Fund (the “Acquiring Fund”) in connection with each Fund’s annual shareholder meeting. In addition to the regular election of members of each Fund’s Board of Trustees (each, a “Board”), at this meeting Acquiring Fund shareholders will be asked to eliminate a fundamental policy of the Fund that would require the Fund to terminate on or around June 30, 2020, effectively converting the Fund from a term structure to a perpetual structure. Each Fund’s shareholders also will be asked to vote on certain proposals in connection with the proposed combination of the Target Fund and the Acquiring Fund (the “Merger”), which transaction will be contingent upon the elimination of the Acquiring Fund’s fundamental policy. As more fully described below, these proposals are intended to benefit shareholders in a number of ways, including continued exposure to each Fund’s portfolio of scarce Build America Bonds (“BABs”) with above-market purchase yields relative to current taxable municipal bond yields and avoidance of potentially sizeable taxable capital gain distributions that may result if the Funds are terminated pursuant to their contingent term provisions.

Your Fund’s Board, including the independent Board members, unanimously recommends that you vote FOR each proposal applicable to your Fund.

Information Regarding the Proposals

Q.	What makes Build America Bonds different from other types of bonds?

A.	Build America Bonds are a unique asset class that were issued for a brief period from 2009 to 2010. BABs were issued by state and local governments pursuant to the American Recovery and Reinvestment Act of 2009 to finance capital investment in essential service infrastructure projects. Unlike investments in most other municipal securities, interest received on BABs is subject to federal income tax and may be subject to state income tax. Generally, there are two types of BABs: (1) direct payment bonds, and (2) tax credit bonds. Direct payment bonds provide a federal subsidy to the municipal issuer of up to 35% of the interest payable on the bond. Tax credit bonds provide a refundable tax credit directly to bond holders.

A preponderance of BABs were direct payment bonds. The federal subsidy allowed the interest rates paid by BAB issuers to be competitive with and often superior to the rates typically paid by issuers in the taxable bond market and enhances the creditworthiness of each bond. Although the U.S. Treasury subsidized the interest paid on the bonds, it did not guarantee the principal or interest payments nor pledge not to reduce or eliminate the subsidy in the future. Permitting state and local governments to issue taxable bonds, while preserving the benefits of the tax-exemption through the interest rate subsidy, made these securities more attractive to a broader investor base that does not benefit from the tax-exempt interest paid on traditional municipal bonds including pension funds, endowments and a variety of foreign investors. Even in the absence of the interest rate subsidy, municipal bonds have historically experienced significantly lower default rates than corporate bonds of comparable ratings and maturities. While issuers gained improved liquidity and a lower cost of capital through the issuance of BABs, investors generally gained superior yield, higher credit quality and opportunities for longer duration assets in comparison to traditional taxable bonds.

The BAB program expired on December 31, 2010 and has not been renewed. Accordingly, there have been no new issuances of BABs since that date. Although BABs are no longer issued, the strong demand from buy-and-hold institutional investors has driven the relative scarcity and significant tightening (shrinking) of credit spreads (the amount of additional yield paid on bonds of lower credit quality) for these types of securities. The Funds’ launches coincided with the high point in BAB yields, which have since fallen from an average of 6.11% in 2010 to 3.93% as of March 16, 2018, as represented by the Barclays Build America Bond Index.

Q.	Why are the Merger and other proposals in this Joint Proxy Statement/Prospectus being recommended?

A.	Given the uncertainty around the continued issuance of BABs when the Funds were launched in 2010, as well as the prospects for the taxable municipal bond market more generally, each Fund adopted a fundamental policy requiring the Fund to terminate on a predetermined date if, for any twenty-four month period ending on or prior to December 31, 2014, there were no new issuances of BABs or other taxable municipal securities with U.S. Treasury subsidized interest payments (the “Contingent Term Provision”). The scheduled termination date for the Target Fund is December 31, 2020, and the scheduled termination date for the Acquiring Fund is June 30, 2020. The Funds’ Contingent Term Provisions went into effect on January 1, 2013.

Since the beginning of 2013, BABs have continued to enjoy strong investor appeal, and the broader taxable municipal market has experienced continued growth. Because of the steep decline in BAB market yields and resulting increase in BABs prices since the Funds launched, a significant portion of each Fund’s portfolio currently is comprised of BABs with above-market purchase yields and sizeable unrealized capital gains. Portfolio liquidation would trigger potentially large taxable capital gain distributions as well as the loss of exposure to these bonds and those above-market purchase yields. Nuveen Fund Advisors, LLC (“Nuveen Fund Advisors”), the Funds’ investment adviser, believes that BABs remain an attractive investment opportunity due to their distinctive characteristics and has proposed the Merger, whereby Target Fund shareholders would become shareholders of the Acquiring Fund and certain changes to the policies of the Acquiring Fund, which are designed to offer Fund shareholders (including shareholders of the Target Fund as shareholders of the combined fund following the Merger) the opportunity to retain their investment exposure to the scarce supply of BABs while also preserving the Funds’ current attractive above-market purchase yields and deferring taxable capital gain distributions, if any.

Q.	What specific changes have the Boards approved?

A.	The Boards have approved the following proposals:

•	Combining the Target Fund and the Acquiring Fund through the Merger, subject to shareholder approval;

•	Authorizing the issuance of additional common shares of the Acquiring Fund in connection with the Merger, subject to approval of shareholders;

•

Authorizing a tender offer of up to 20% of the shares of the Acquiring Fund (including shares held by Target Fund shareholders as shareholders of the combined fund upon the approval and closing of the Merger) following the elimination of the Contingent Term Provision;

•

Eliminating the Acquiring Fund’s fundamental policy that would require the Acquiring Fund to terminate on or around June 30, 2020 (i.e., the Contingent Term Provision), effectively converting the Fund from a term structure to a perpetual structure;

•	Modifying the Acquiring Fund’s policy of investing at least 80% of managed assets in Build America Bonds to a policy of investing at least 80% of assets in taxable municipal securities;

•	Adopting such other changes to the non-fundamental policies of the Acquiring Fund to implement a broader taxable municipal investment mandate; and

•	Changing the name of the Acquiring Fund to “Nuveen Taxable Municipal Income Fund.”

Consummation of the Merger is contingent upon shareholders of the Acquiring Fund approving the elimination of the Acquiring Fund’s fundamental policy regarding its Contingent Term Provision. Accordingly, Target Fund shareholders should evaluate an investment in the Acquiring Fund based on the policies that will be in effect following the Merger, including the elimination of the combined fund’s Contingent Term Provision.

Q.	Why has Nuveen proposed eliminating the Acquiring Fund’s Contingent Term Provision?

A.	By voting to eliminate the Contingent Term Provision, shareholders of the Acquiring Fund (including Target Fund shareholders of the combined fund following the Merger) would be foregoing the potential incremental return from receiving the then-current net asset value at liquidation, which may be higher than the market price for the Fund’s common shares. In return, shareholders would maintain investment exposure to BABs with above-market purchase yields, which enables a higher proportion of investment performance to be composed of income, as well as avoid potentially large capital gain distributions on the sale of an appreciated portfolio. Nuveen Fund Advisors believes the incremental income from these above-market purchase yields along with the deferral of capital gain distributions over time more than offsets the forgone additional after-tax return from receiving net asset value at termination.

Q.	Why does the Acquiring Fund plan to conduct a tender offer?

A.	If Acquiring Fund shareholders approve the elimination of the Acquiring Fund’s Contingent Term Provision, the Acquiring Fund plans to conduct a tender offer to provide its shareholders with an opportunity for liquidity at net asset value (less a customary repurchase fee to cover the expense of conducting the tender offer) on a portion of their investments. If the Merger is approved, this includes former shareholders of the Target Fund who became shareholders of the Acquiring Fund upon the closing of the Merger. In so doing, the Acquiring Fund is seeking to balance the interests of long-term shareholders who wish to preserve the Fund’s attractive above-market purchase yields and defer capital gain distributions with the interests of shareholders who had been attracted to the Fund’s Contingent Term Provision. The Acquiring Fund expects to announce the tender offer within 60 days, with payment for common shares purchased in the tender offer to take place within 120 days, of the closing of the Merger (if all of the approvals required for the Merger are received), or completion of the shareholder meeting, including any adjournments thereof (if all of the approvals for the Merger are not received but the elimination of the Acquiring Fund’s Contingent Term Provision is approved), if the Acquiring Fund’s common shares are trading below net asset value (on average) over the 10 trading day period preceding the Fund’s announcement of the tender offer. For more information regarding the tender offer, see “Proposal No. 1—C. Information About the Merger—Post-Merger Tender Offer.”

Q.	Why has Nuveen proposed a broader taxable municipal investment mandate for the Acquiring Fund?

The proposed elimination of the Contingent Term Provision, combined with the expanded investment mandate, would allow the portfolio managers to retain less liquid, higher yielding securities as well as pursue attractive investment opportunities across the taxable municipal bond market without regard to liquidity at the currently scheduled termination date. Over time, Nuveen Asset Management, LLC (“Nuveen Asset Management”), the Fund’s sub-adviser, believes such flexibility should enhance common share net earnings and distribution potential.

At present, there are approximately $400 billion of taxable municipal bonds outstanding. Taxable municipal issuance typically averages $30 billion annually; however, several catalysts are driving increased supply and demand trends. Notably, recent changes to the U.S. tax code have eliminated state and local governments’ ability to issue advance refunding bonds on a tax-exempt basis. As a result, taxable municipal bond issuance could increase above historical levels as municipalities pursue alternative financing methods. Furthermore, similar to BABs, taxable municipal bonds have received increased attention from domestic “crossover” buyers (buyers who typically buy taxable securities but who “crossover” to the tax-exempt market) and foreign institutional investors given the persistent low global yield environment as well as favorable regulatory relief for infrastructure project bonds. Increased supply of municipal bonds and a more robust market for such bonds provide enhanced opportunities for finding attractive high-yielding taxable municipal bonds.

Q.	What are the other potential benefits of the proposed Merger?

A.

The Merger will eliminate overlapping products by combining two funds that have the same investment adviser, sub-adviser and portfolio managers, the same investment objectives and substantially identical investment policies, risks and, at present, portfolio compositions. Based on information provided by Nuveen Fund Advisors, the proposed Merger is intended to benefit shareholders in a number of additional ways, including, among other things:

•

Lower operating expenses per common share for each Fund through economies of scale, which are expected to offset the Merger-related expenses borne by each Fund over time, and may support higher common share net earnings and potentially higher distribution rates over time;

•

Improved secondary market trading for common shares as a result of the combined fund’s greater share volume, which may lead to narrower bid-ask spreads and smaller trade-to-trade price movements and, over time, narrower trading discounts relative to net asset value; and

•	Increased portfolio and leverage management flexibility due to the larger asset base of the combined fund.

Q.	How will the Merger impact fees and operating expenses?

A.	Based on information for the six months ending September 30, 2017, the pro forma annualized expense ratio (including the costs of leverage) of the combined fund following the Merger is estimated to be approximately 12 basis points (0.12%) higher than the pre-Merger expense ratio of the Target Fund and six basis points (0.06%) lower than the total expense ratio of the Acquiring Fund. In the Comparative Fee Table, generally accepted accounting principles (“GAAP”) require Interest Expense on Borrowings to include the leverage expense of inverse floating rate securities of self-deposited tender option bond (TOB) trusts (self-deposited inverse floaters) but do not permit the inclusion of leverage expense of inverse floating rate securities of externally deposited TOB trusts. Because the Target Fund holds a lower percentage of self-deposited inverse floaters than the Acquiring Fund, its leverage expenses under GAAP are lower in the Comparative Fee Table. However, the Funds have historically held similar amounts of overall TOB leverage and the total economic leverage costs of the Acquiring Fund and Target Fund are substantially the same after taking all forms of TOBs into account. The Board considered that the pro forma expense ratio of the Target Fund was estimated to decline following the Merger after taking into account these economic costs.

Based on information for the six months ending September 30, 2017, the pro forma annualized operating expenses per common share (i.e., total expenses excluding leverage costs) of the combined fund following the Merger are estimated to be lower than the operating expenses per common share of each stand-alone Fund because of greater economies of scale due to operating efficiencies and the larger asset base of the combined fund.

These comparisons do not take into account Merger expenses borne by the Funds. See the Comparative Fee Table on page 17 of the enclosed Joint Proxy Statement/Prospectus for more detailed information regarding fees and expenses.

Q.	Will shareholders of the Funds have to pay any fees or expenses in connection with the Merger?

A.

Yes. Shareholders will indirectly bear the costs of the Merger. The total costs of the Merger are estimated to be approximately $840,000, and each Fund’s allocable share of such costs will be reflected in its net asset value at or before the close of trading on the business day immediately

v

prior to the closing of the Merger. If the Merger is not consummated for any reason, including because the requisite shareholder approvals are not obtained, each Fund will still bear its allocable share of the costs of the Merger.

Based on estimated total Merger expenses of $840,000, the estimated allocation of the costs between the Funds is as follows: $235,000 (0.14%) for the Target Fund and $605,000 (0.10%) for the Acquiring Fund (all percentages are based on average net assets attributable to common shares for the six-month semi-annual period ended September 30, 2017). The allocation of the costs of the Merger will be based on the relative expected benefits of the proposals during the average holding period of shareholders of each Fund for the trailing 12 months ended September 30, 2017 (21.5 months and 17.0 months for the Target Fund and Acquiring Fund, respectively). The expected benefits of the Merger are described in the response to “What are the other potential benefits of the proposed Merger?” on pages iv-v above.

A shareholder’s broker, dealer or other financial intermediary (each, a “Financial Intermediary”) may impose its own shareholder account fees for processing corporate actions, which could apply as a result of the Merger. These shareholder account fees, if applicable, are not paid or otherwise remitted to the Funds or the Funds’ investment adviser. The imposition of such fees is based solely on the terms of a shareholder’s account agreement with his, her or its Financial Intermediary and is in the discretion of the Financial Intermediary. Questions concerning any such shareholder account fees or other similar fees should be directed to a shareholder’s Financial Intermediary.

Q.	How will the Merger impact Fund distributions?

A.	As has been the case in prior Nuveen closed-end fund mergers, distribution amounts immediately following the Merger are anticipated to be at least equal to pre-Merger levels on a common share equivalent basis. This is due to a combination of factors, including higher portfolio net yields due to lower operating expenses per common share from greater economies of scale as well as higher common share net earnings per share as the combined fund’s net investment income is expected to be spread over a smaller base of net assets attributable to common shares following completion of the Fund’s common share tender offer.

Q.	What specific proposals will Fund shareholders be asked to vote on?

A.	Fund shareholders will be asked to vote on the following proposals, as applicable:

•	(Target Fund only) The approval of an Agreement and Plan of Merger providing for the Merger of the Target Fund with and into the Acquiring Fund;

•	(Acquiring Fund only) The issuance of additional common shares in connection with the Merger;

•

(Acquiring Fund only) The elimination of the current fundamental policy requiring the Acquiring Fund to terminate on or around June 30, 2020 if, for any twenty-four month period ending on or prior to December 31, 2014, there have been no new issuances of Build America Bonds or other taxable municipal securities with interest payments subsidized by the U.S. Government through direct pay subsidies; and

•	(Each Fund) The election of members of the Fund’s Board. (The list of specific nominees for each Fund is contained in the enclosed Joint Proxy Statement/Prospectus.)

Consummation of the Merger is contingent upon approval of the proposal to eliminate the Acquiring Fund’s Contingent Term Provision.

Q.	Do the Funds have similar investment objectives, policies and risks?

A.	The Funds currently have the same investment objectives and substantially identical policies and risks and are managed by the same portfolio managers. Each Fund’s primary investment objective is to provide current income through investments in taxable municipal securities. As a secondary objective, each Fund seeks to enhance portfolio value and total return. Each Fund currently seeks to achieve its investment objectives by investing primarily in a diversified portfolio of BABs. Under normal circumstances, each Fund will invest at least 80% of its managed assets in BABs. Each Fund may invest up to 20% of its managed assets in securities other than BABs, including taxable municipal securities that do not qualify for federal support, municipal securities the interest income from which is exempt from regular U.S. federal income tax (sometimes referred to as “tax-exempt municipal securities”), U.S. Treasury securities and obligations of the U.S. Government, its agencies and instrumentalities.

Each Fund is a diversified, closed-end management investment company and engages in leverage through bank borrowings and investments in inverse floating rate securities of tender option bond trusts.

At present, each Fund’s investment portfolio is being managed in anticipation of the Fund’s scheduled termination in 2020. This means that each Fund’s investment portfolio is being transitioned over time to hold more liquid, and generally lower yielding, securities to facilitate an orderly liquidation in advance of the applicable termination date. This transitioning of the Funds’ investment portfolios would not be necessary if the Funds were perpetual funds. If shareholders of the Acquiring Fund approve the elimination of that Fund’s Contingent Term Provision, the need to manage the Acquiring Fund’s investment portfolio in anticipation of the termination date will no longer apply, and the Acquiring Fund will be able to invest in less liquid and higher yielding securities to the extent permitted by its current and post-Merger investment policies. These policies are not changing in connection with the proposals. In addition, because BABs are no longer being issued, the Acquiring Fund will change its name to Nuveen Taxable Municipal Income Fund and will adopt a policy of investing at least 80% of its assets in taxable municipal bonds (including, but not limited to, BABs) and will be able to invest up to 20% of its assets in securities other than taxable municipal securities. As a result of these changes, it is expected that the Acquiring Fund will invest to a greater degree in less liquid and higher yielding securities than would be the case if the Fund’s Contingent Term Provision were to remain in effect.

See “A. Synopsis—Comparative Risk Information” and “B. Risk Factors—General Risks of Investing in the Funds” for more information.

Q.	Do the Funds have the same investment adviser and sub-adviser?

A.	Yes. Nuveen Fund Advisors currently serves as the investment adviser to both the Target Fund and the Acquiring Fund, and Nuveen Asset Management, a wholly owned subsidiary of

Nuveen Fund Advisors, currently serves as the sub-adviser to both the Target Fund and the Acquiring Fund. Nuveen Fund Advisors and Nuveen Asset Management will continue to serve as the investment adviser and sub-adviser, respectively, to the Acquiring Fund following the Merger. In addition, the Funds have the same portfolio managers who will continue to be responsible for the day-to-day management of the Acquiring Fund’s investment portfolio following the consummation of the Merger.

Q.	As a result of the Merger, will shareholders of the Target Fund receive new shares in exchange for their current shares?

A.	Yes. Upon the closing of the Merger, common shares of the Target Fund will convert into newly issued common shares of the Acquiring Fund, with cash being distributed in lieu of fractional common shares, and shareholders of the Target Fund will become shareholders of the Acquiring Fund. The aggregate net asset value, as of the close of trading on the business day immediately prior to the closing of the Merger, of the Acquiring Fund common shares received by Target Fund shareholders (including, for this purpose, fractional Acquiring Fund common shares to which shareholders would be entitled) will be equal to the aggregate net asset value of the common shares of the Target Fund held by its shareholders as of such time. Fractional shares to which Target Fund shareholders would be entitled will be aggregated and sold on the open market, and Target Fund shareholders will receive cash in lieu of such fractional shares.

Shareholders of the Acquiring Fund will remain shareholders of the Acquiring Fund following the Merger. As a result of the Merger, including the issuance of additional common shares by the Acquiring Fund in connection with the Merger, shareholders of each Fund will hold a smaller percentage of the outstanding common shares of the combined fund than they held in the Acquiring Fund or Target Fund individually.

Q.	Does the Merger constitute a taxable event for Target Fund shareholders?

A.	No. The merger of the Target Fund with and into a wholly-owned subsidiary of the Acquiring Fund, which is the legal means by which the combination of the Funds will be effected, is intended to qualify as a tax-free “reorganization” for federal income tax purposes. It is expected that Target Fund shareholders will recognize no gain or loss for federal income tax purposes as a direct result of the Merger, except to the extent that a Target Fund shareholder receives cash in lieu of a fractional Acquiring Fund common share.

Q.	Is any other tax impact anticipated as a result of the proposals?

A.	Prior to the closing of the Merger, the Target Fund expects to declare a distribution of all of its net investment income and net capital gains, if any. All or a portion of such distribution may be taxable to the Target Fund’s shareholders for federal income tax purposes. To the extent that portfolio securities of the Target Fund are sold prior to the closing of the Merger, the Target Fund may recognize gains or losses, which may increase or decrease the net capital gains or net investment income to be distributed by the Target Fund. Any amounts distributed by the Target Fund as a result of such sales may be taxable to Target Fund shareholders who receive the distribution. However, because the Target Fund’s current portfolio composition is substantially identical to that of the Acquiring Fund, it is not currently expected that any significant portfolio sales will occur solely in connection with the Merger.

In addition, to pay for common shares purchased in the Acquiring Fund’s tender offer following the elimination of its Contingent Term Provision, the Acquiring Fund will be required to sell a portion of its portfolio investments. The Acquiring Fund currently has significant capital loss carryforwards. If, at the time of such sale, the Acquiring Fund’s portfolio investments being sold have appreciated in value and the realized gains from such sale were to exceed the amount of the Acquiring Fund’s available capital loss carryforwards, the sale would result in realization of capital gains or investment income that may then need to be distributed to Acquiring Fund shareholders. In such event, which Nuveen Fund Advisors believes to be unlikely, this may result in U.S. federal income tax liability for persons who remain Acquiring Fund shareholders following the completion of the tender offer. See “Proposal No. 1—C. Information About the Merger—Post-Merger Tender Offer” for more information.

Q.	What will happen if the required shareholder approvals are not obtained?

A.	The closing of the Merger is subject to the satisfaction or waiver of certain closing conditions, which include customary closing conditions. Both the Target Fund’s and Acquiring Fund’s shareholders are voting on items whose approval is necessary for the Merger to go forward. Additionally, the closing of the Merger is contingent on shareholders of the Acquiring Fund approving the elimination of the Acquiring Fund’s Contingent Term Provision. (See Proposal No. 3—Approval of Elimination of Fundamental Policy of the Acquiring Fund.) Because the closing of the Merger is contingent upon each of the Target Fund and the Acquiring Fund obtaining the requisite shareholder approvals with respect to the Merger and satisfying (or obtaining the waiver of) other closing conditions, it is possible that the Merger will not occur, even if Target Fund shareholders entitled to vote on the Merger proposal approve such proposal and the Target Fund satisfies all of its closing conditions, if the Acquiring Fund does not obtain the requisite shareholder approvals or satisfy (or obtain the waiver of) its closing conditions. If the Merger is not consummated, the Target Fund’s Board may take such actions as it deems in the best interests of the Fund, including continuing to operate the Target Fund as a stand-alone fund through its termination date or seeking shareholder approval to eliminate its Contingent Term Provision at a subsequent meeting. If Proposal No. 3 is approved by shareholders of the Acquiring Fund, the Acquiring Fund’s Contingent Term Provision will be eliminated, regardless of whether or not the Merger is completed.

If the Acquiring Fund’s Contingent Term Provision is not eliminated, the Merger, tender offer, non-fundamental investment policy changes and name change will not occur and the Acquiring Fund will continue to operate under its current name and investment policies until it terminates on or around June 30, 2020, and the Target Fund will continue to operate until it terminates on or around December 31, 2020.

Q.	What is the timetable for the Merger?

A.	If shareholder approvals and other conditions to closing are satisfied (or waived), the Merger is expected to take effect on or about August 6, 2018, or as soon as practicable thereafter.

Q.	How does each Fund’s Board recommend that shareholders vote on the Merger?

A.	After careful consideration, each Fund’s Board has determined that the Merger is in the best interests of its Fund and recommends that you vote FOR your Fund’s proposals.

General

Q.	Who do I call if I have questions?

A.	If you need any assistance, or have any questions regarding the proposal or how to vote your shares, please call Computershare Fund Services, the proxy solicitor hired by your Fund, at 866-963-5818 weekdays during its business hours of 9:00 a.m. to 11:00 p.m. and Saturdays 12:00 p.m. to 6:00 p.m. Eastern time. Please have your proxy materials available when you call.

Q.	How do I vote my shares?

A.	You may vote over the Internet, by mail or telephone or in person by attending your Fund’s Annual Meeting:

•	To vote over the Internet, go to the Internet address provided on your proxy card and follow the instructions, using your proxy card as a guide.

•	To vote by telephone, please call the toll-free number located on your proxy card and follow the recorded instructions, using your proxy card as a guide.

•	To vote by mail, please mark, sign, date and mail the enclosed proxy card. No postage is required if mailed in the United States.

•

To vote in person, if you own shares directly with your Fund, you may attend your Fund’s annual meeting and vote in person, or you may execute a proxy designating a representative to attend the annual meeting and vote on your behalf. If you own shares in “street name” through a broker or nominee, you may attend your Fund’s annual meeting and vote in person only if you obtain a proxy from your broker or nominee in advance of the annual meeting and bring it with you to hand in along with the ballot that will be provided. The date, time and location of your Fund’s annual meeting is set forth on the enclosed notice of meeting for your Fund.

Q.	Will anyone contact me?

A.	You may receive a call from Computershare Fund Services, the proxy solicitor hired by your Fund, to verify that you received your proxy materials, to answer any questions you may have about the proposals and to encourage you to vote your proxy.

We recognize the inconvenience of the proxy solicitation process and would not impose on you if we did not believe that the matters being proposed were important. Once your vote has been registered with the proxy solicitor, your name will be removed from the solicitor’s follow-up contact list.

Your vote is very important. We encourage you as a shareholder to participate in your Fund’s governance by returning your vote as soon as possible. If enough shareholders fail to cast their votes, your Fund may not be able to hold its meeting or the vote on each issue, and will be required to incur additional solicitation costs in order to obtain sufficient shareholder participation.

x

[•], 2018

NUVEEN BUILD AMERICA BOND OPPORTUNITY FUND (NBD)

AND

NUVEEN BUILD AMERICA BOND FUND (NBB)

(EACH, A “FUND” AND COLLECTIVELY, THE “FUNDS”)

NOTICE OF 2018 ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 21, 2018

To the Shareholders:

Notice is hereby given that the 2018 Annual Meeting of Shareholders (the “Annual Meeting”) of Nuveen Build America Bond Opportunity Fund (the “Target Fund”) and Nuveen Build America Bond Fund (the “Acquiring Fund”) will be held at the offices of Nuveen, 333 West Wacker Drive, Chicago, Illinois 60606, on Thursday, June 21, 2018, at 2:00 p.m. Central time, for the following purposes:

•

Agreement and Plan of Merger. The shareholders of the Target Fund will vote on a proposal to approve an Agreement and Plan of Merger under which the combination of the Target Fund and Acquiring Fund will be effected by the merger of the Target Fund with and into NTMIF Merger Sub, LLC (the “Merger Sub”), a Massachusetts limited liability company and wholly-owned subsidiary of the Acquiring Fund, with shares of the Target Fund being converted into newly issued common shares of the Acquiring Fund (with cash being distributed in lieu of fractional common shares).

•

Approval of Issuance of Additional Shares by the Acquiring Fund. In connection with the Agreement and Plan of Merger, the shareholders of the Acquiring Fund will vote to approve the issuance of additional common shares of the Acquiring Fund in the Merger.

•

Approval of Elimination of Fundamental Policy. The shareholders of the Acquiring Fund will vote on a proposal to eliminate the current fundamental policy requiring the Acquiring Fund to terminate on or around June 30, 2020 if, for any twenty-four month period ending on or prior to December 31, 2014, there have been no new issuances of Build America Bonds or other taxable municipal securities with interest payments subsidized by the U.S. Government through direct pay subsidies.

•

Election of Board Members for each Fund. Four (4) Class III Board Members are to be elected by shareholders of each Fund. Board members Cook, Evans, Moschner and Schneider are nominees for election by shareholders.

•	To transact such other business as may properly come before the Annual Meeting.

Shareholders of the Target Fund are being solicited to vote on the election of four (4) Board Members at the Annual Meeting so that the Fund may continue to be governed by its current Board Members, and avoid vacancies on the Board, in the event the Merger is not consummated in a timely manner.

Only shareholders of record of each Fund as of the close of business on March 29, 2018 are entitled to notice of and to vote at the Annual Meeting and any and all adjournments or postponements thereof.

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All shareholders are cordially invited to attend the Annual Meeting. In order to avoid delay and additional expense for the Fund and to assure that your shares are represented, please vote as promptly as possible, regardless of whether you plan to attend the Annual Meeting. You may vote by mail, by telephone or over the Internet. To vote by mail, please mark, sign, date and mail the enclosed proxy card. No postage is required if mailed in the United States. To vote by telephone, please call the toll-free number located on your proxy card and follow the recorded instructions, using your proxy card as a guide. To vote over the Internet, go to the Internet address provided on your proxy card and follow the instructions, using your proxy card as a guide.

If you intend to attend the Annual Meeting in person and you are a record holder of a Fund’s shares, in order to gain admission you must show photographic identification, such as your driver’s license. If you intend to attend the Annual Meeting in person and you hold your shares through a bank, broker or other custodian, in order to gain admission you must show photographic identification, such as your driver’s license, and satisfactory proof of ownership of shares of a Fund, such as your voting instruction form (or a copy thereof) or broker’s statement indicating ownership as of a recent date. If you hold your shares in a brokerage account or through a bank or other nominee, you will not be able to vote in person at the Annual Meeting unless you have previously requested and obtained a “legal proxy” from your broker, bank or other nominee and present it at the Annual Meeting.

Gifford R. Zimmerman

Vice President and Secretary

The Nuveen Closed-End Funds

2

The information contained in this Joint Proxy Statement/Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Joint Proxy Statement/Prospectus is not an offer to sell these securities, and it is not soliciting an offer to buy these securities, in any state where the offer or sale is not permitted.

SUBJECT TO COMPLETION

DATED May 4, 2018

NUVEEN FUNDS

333 WEST WACKER DRIVE

CHICAGO, ILLINOIS 60606

(800) 257-8787

JOINT PROXY STATEMENT/PROSPECTUS

NUVEEN BUILD AMERICA BOND OPPORTUNITY FUND (NBD)

AND

NUVEEN BUILD AMERICA BOND FUND (NBB)

(EACH, A “FUND” AND COLLECTIVELY, THE “FUNDS”)

[•], 2018

This Joint Proxy Statement/Prospectus is being furnished to shareholders of Nuveen Build America Bond Opportunity Fund (the “Target Fund” or a “Fund”) and shareholders of Nuveen Build America Bond Fund (the “Acquiring Fund” or a “Fund”), each, a diversified, closed-end management investment company, in connection with the solicitation of proxies by each Fund’s Board of Trustees (each, a “Board” and each trustee, a “Board Member”) for use at each Fund’s 2018 Annual Meeting of Shareholders to be held at the offices of Nuveen, LLC (“Nuveen”), 333 West Wacker Drive, Chicago, Illinois 60606, on Thursday, June 21, 2018, at 2:00 p.m. Central time, and at any and all adjournments or postponements thereof (each, an “Annual Meeting” and collectively, the “Annual Meetings”), to consider the proposals listed below, as applicable, and discussed in greater detail elsewhere in this Joint Proxy Statement/Prospectus. The Funds are organized as Massachusetts business trusts. The enclosed proxy card and this Joint Proxy Statement/Prospectus are first being sent to shareholders of the Funds on or about [•], 2018. For each Fund, shareholders of record as of the close of business on March 29, 2018 are entitled to notice of and to vote at the Fund’s Annual Meeting and any and all adjournments or postponements thereof.

This Joint Proxy Statement/Prospectus explains concisely what you should know before voting on the proposals described in this Joint Proxy Statement/Prospectus or investing in the Acquiring Fund. Please read it carefully and keep it for future reference.

The securities offered by this Joint Proxy Statement/Prospectus have not been approved or disapproved by the Securities and Exchange Commission (“SEC”), nor has the SEC passed upon the accuracy or adequacy of this Joint Proxy Statement/Prospectus. Any representation to the contrary is a criminal offense.

On the matters coming before each Fund’s Annual Meeting as to which a choice has been specified by shareholders on the accompanying proxy card, the shares will be voted accordingly where such proxy card is properly executed, timely received and not properly revoked (pursuant to the instructions below). If a proxy is returned and no choice is specified, the shares will be voted FOR the proposal(s). Shareholders of a Fund who execute proxies or provide voting instructions by telephone or by Internet may revoke them at any time before a vote is taken on a proposal by filing with that Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date or by attending the Fund’s Annual Meeting and voting in person. A prior proxy can also be revoked by voting again through the toll-free number or the Internet address listed in the proxy card. However, merely attending an Annual Meeting will not revoke any previously submitted proxy.

The Board of each Fund has determined that the use of this Joint Proxy Statement/Prospectus for the Annual Meetings is in the best interests of each Fund in light of the similar matters being considered and voted on by shareholders.

The proposed Merger (as defined below) and fundamental policy proposals are part of an initiative to offer long-term shareholders of Nuveen’s two Build America Bond closed-end funds the opportunity to maintain their investment exposure to scarce BABs with above-market purchase yields relative to current taxable municipal bond yields, while deferring potentially sizeable taxable capital gains. As part of this initiative, the Board of the Acquiring Fund also has approved: (i) the adoption of certain changes to the Acquiring Fund’s non-fundamental investment policies to implement a broader taxable municipal bond investment mandate that over time is intended to promote increased diversification of credit and total return opportunities by investing at least 80% of its assets in taxable municipal securities; (ii) the removal of the Acquiring Fund’s Contingent Term Provision (as defined below), which will have the effect of converting the Acquiring Fund from a term structure to a perpetual structure; (iii) a tender offer of up to 20% of the shares of the Acquiring Fund (including shares held by Target Fund shareholders as shareholders of the combined fund upon the closing of the Merger) following the elimination of the Contingent Term Provision; and (iv) changing the name of the Acquiring Fund to “Nuveen Taxable Municipal Income Fund.”

Certain matters are subject to shareholder approval. The matters on which shareholders will vote are summarized below.

Merger Proposals

Proposal No. 1.	(Target Fund only) To approve the Agreement and Plan of Merger.

Proposal No. 2.	(Acquiring Fund only) To approve the issuance of additional common shares in connection with the Merger pursuant to the Agreement and Plan of Merger.

Elimination of Fundamental Policy Proposal

Proposal No. 3.	(Acquiring Fund only) To approve the elimination of the current fundamental policy related to the Fund’s Contingent Term Provision.

Board Member Election Proposals

Proposal No. 4.	(Each Fund) To elect four (4) Class III Board Members.

Shareholders of the Target Fund are being solicited to vote on the election of four (4) Board Members at the Annual Meeting so that the Target Fund may continue to be governed by its current Board Members, and avoid vacancies on the Board, in the event the Merger is not consummated in a timely manner.

A quorum of shareholders is required to take action at each Annual Meeting. A majority (more than 50%) of the shares entitled to vote at each Annual Meeting, represented in person or by proxy, will constitute a quorum of shareholders at that Annual Meeting. Votes cast in person or by proxy at each Annual Meeting will be tabulated by the inspectors of election appointed for that Annual Meeting. “Broker non-votes” are shares held by a broker or nominee for which the broker or nominee returns a valid proxy but are not voted because instructions have not been received from beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary authority to

ii

vote such shares. For purposes of voting on a proposal, abstentions and broker non-votes will be counted as present for purposes of determining whether a quorum is present. The effects of abstentions and broker non-votes on the various proposals presented in this Joint Proxy Statement/Prospectus are set forth below. Abstentions and broker-non votes will have no effect on the outcome of any vote on the adjournment of an Annual Meeting.

With respect to each proposal, the voting requirements and effect of abstentions and broker non-votes pursuant to each Fund’s Declaration of Trust, by-laws and applicable law are as follows:

Proposal No. 1.	Proposal No. 1, the Target Fund’s Merger proposal, is required to be approved by the affirmative vote of the holders of a majority (more than 50%) of the Target Fund’s outstanding common shares entitled to vote on the proposal. Because the approval of Proposal No. 1 requires that a minimum percentage of the Target Fund’s outstanding common shares be voted in favor of the proposal, abstentions and broker non-votes will have the same effect as a vote against this proposal.

Proposal No. 2.	Proposal No. 2, the Acquiring Fund’s Merger proposal, is required to be approved by the affirmative vote of a majority (more than 50%) of the votes cast by the Acquiring Fund’s common shareholders on the proposal, provided a quorum is present. Because the approval of Proposal No. 2 does not require that a minimum percentage of the Acquiring Fund’s outstanding common shares be voted in favor of the proposal, assuming the presence of a quorum, abstentions and broker non-votes will have no effect on the outcome of the vote on this proposal.

Proposal No. 3.	Proposal No. 3, the Acquiring Fund’s Elimination of Fundamental Policy proposal, is required to be approved by the affirmative vote of the holders of a “majority of the outstanding voting securities” of the Acquiring Fund as is defined in the Investment Company Act of 1940, as amended (the “1940 Act”). For this purpose, a “majority of the outstanding voting securities” means the vote of (1) 67% or more of the Acquiring Fund’s common shares present at a meeting, if the holders of more than 50% of the Acquiring Fund’s outstanding common shares are present or represented by proxy; or (2) more than 50% of the Acquiring Fund’s common shares, whichever is less. Because the approval of Proposal No. 3 requires that a minimum percentage of the Acquiring Fund’s outstanding common shares be voted in favor of the proposal, abstentions and broker non-votes will have the same effect as a vote against this proposal.

Proposal No. 4.	With respect to Proposal No. 4, the Election of Board Members proposals, the affirmative vote of a plurality (the greatest number of affirmative votes) of a Fund’s common shares present and entitled to vote on the proposal will be required to elect the Board Members of the Fund. When there are four (4) nominees for election to the Board, as is the case here, a vote by plurality means the four nominees with the highest number of affirmative votes, regardless of the votes withheld for the nominees, will be elected. Because the election of Board Members does not require that a minimum percentage of a Fund’s outstanding common shares be voted in favor of any nominee, assuming the presence of a quorum, abstentions and broker non-votes will have no effect on the outcome of the vote on this proposal.

Under the terms of the Agreement and Plan of Merger, the closing of the Merger is subject to the satisfaction or waiver of the following closing conditions, among others: (1) the requisite approval by the shareholders of each Fund of the applicable proposal with respect to the Merger in this Joint Proxy Statement/Prospectus, (2) shareholders of the Acquiring Fund approving the elimination of the Acquiring Fund’s Contingent Term Provision, (3) each Fund’s receipt of an opinion substantially to the effect that the merger of the Target Fund with and into a wholly-owned Subsidiary of the Acquiring

iii

Fund will qualify as a reorganization under the Code (see “C. Information About the Merger—Material Federal Income Tax Consequences of the Merger”), (4) the absence of legal proceedings challenging the Merger, and (5) the Funds’ receipt of certain customary certificates and legal opinions.

Broker-dealer firms holding shares of a Fund in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares before the Fund’s Annual Meeting. The Funds understand that, under the rules of the New York Stock Exchange (the “NYSE”), such broker-dealer firms may, for certain “routine” matters, grant discretionary authority to the proxies designated by each Board to vote without instructions from their customers and clients if no instructions have been received prior to the date specified in the broker-dealer firm’s request for voting instructions. Proposal No. 4 is a “routine” matter, and beneficial owners who do not provide proxy instructions or who do not return a proxy card may have their shares voted by broker-dealer firms on Proposal No. 4 in the discretion of such broker-dealer firms. Proposal Nos. 1, 2 and 3 are “non-routine” matters for which, under the rules of the NYSE, uninstructed shares may not be voted by broker-dealers.

Broker-dealers who are not members of the NYSE may be subject to other rules, which may or may not permit them to vote your shares without instruction. We urge you to provide instructions to your broker or nominee so that your votes may be counted.

For both the Target Fund and the Acquiring Fund, those persons who were shareholders of record as of the close of business on March 29, 2018 will be entitled to one vote for each common share held and a proportionate fractional vote for each fractional common share held.

As of March 29, 2018, the shares of the Funds issued and outstanding are as follows:

Fund (Ticker Symbol)	Common Shares(1)
Target Fund (NBD)	7,205,250
Acquiring Fund (NBB)	26,461,985

(1)	The common shares of the Target Fund and Acquiring Fund are listed on the NYSE. Upon the closing of the Merger, it is expected that the common shares of the Acquiring Fund will continue to be listed on the NYSE.

The following documents have been filed with the SEC and are incorporated into this Joint Proxy Statement/Prospectus by reference:

(1)	the Statement of Additional Information relating to the proposed Merger, dated [•], 2018 (the “Merger SAI”);

(2)	the audited financial statements and related independent registered public accounting firm’s report for the Acquiring Fund and the financial highlights for the Acquiring Fund contained in the Acquiring Fund’s Annual Report for the fiscal year ended March 31, 2017 (File No. 811-22391);

(3)	the unaudited financial statements for the Acquiring Fund contained in the Acquiring Fund’s Semi-Annual Report for the fiscal period ended September 30, 2017 (File No. 811-22391);

(4)	the audited financial statements and related independent registered public accounting firm’s report for the Target Fund and the financial highlights for the Target Fund

iv

contained in the Target Fund’s Annual Report for the fiscal year ended March 31, 2017 (File No. 811-22425); and

(5)	the unaudited financial statements for the Target Fund contained in the Target Fund’s Semi-Annual Report for the fiscal period ended September 30, 2017 (File No. 811-22425).

No other parts of the Funds’ Annual or Semi-Annual Reports are incorporated by reference herein.

Copies of the foregoing may be obtained without charge by calling (800) 257-8787 or writing the Funds at 333 West Wacker Drive, Chicago, Illinois 60606. If you wish to request a copy of the Merger SAI, please ask for the “Merger SAI.” In addition, each Fund will furnish, without charge, a copy of its most recent Annual Report or Semi-Annual Report to a shareholder upon request. Any such request should be directed to the applicable Fund by calling (800) 257-8787 or by writing the applicable Fund at 333 West Wacker Drive, Chicago, Illinois 60606.

The Funds are subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the 1940 Act, and in accordance therewith file reports and other information with the SEC. Reports, proxy statements, registration statements and other information filed by the Funds, including the Registration Statement on Form N-14 relating to the common shares of the Acquiring Fund of which this Joint Proxy Statement/Prospectus is a part, may be inspected without charge and copied (for a duplication fee at prescribed rates) at the SEC’s public reference room at 100 F Street, N.E., Washington, D.C. 20549 or at the SEC’s New York Regional Office (Brookfield Place, 200 Vesey Street, Suite 400, New York, New York 10281) or Chicago Regional Office (175 West Jackson Boulevard, Suite 900, Chicago, Illinois 60604). You may call the SEC at (202) 551-8090 for information about the operation of the public reference room. You may obtain copies of this information, with payment of a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549. You may also access reports and other information about the Funds on the EDGAR database on the SEC’s Internet site at http://www.sec.gov.

The common shares of the Target Fund and the Acquiring Fund are listed on the NYSE. Upon the closing of the Merger, it is expected that the common shares of the Acquiring Fund will continue to be listed on the NYSE. Reports, proxy statements and other information concerning the Funds can be inspected at the offices of the NYSE, 11 Wall Street, New York, New York 10005.

This Joint Proxy Statement/Prospectus serves as a prospectus of the Acquiring Fund in connection with the issuance of the Acquiring Fund common shares in connection with the Merger. In this connection, no person has been authorized to give any information or make any representation not contained in this Joint Proxy Statement/Prospectus and, if so given or made, such information or representation must not be relied upon as having been authorized. This Joint Proxy Statement/Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction in which, or to any person to whom, it is unlawful to make such offer or solicitation.

v

JOINT PROXY STATEMENT/PROSPECTUS

[•], 2018

NUVEEN BUILD AMERICA BOND OPPORTUNITY FUND (NBD) AND

NUVEEN BUILD AMERICA BOND FUND (NBB)

vi

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PROPOSAL NO. 1—MERGER OF THE TARGET FUND WITH AND INTO A WHOLLY-OWNED SUBSIDIARY OF THE ACQUIRING FUND

(SHAREHOLDERS OF THE TARGET FUND ONLY)

A.	SYNOPSIS

The following is a summary of certain information contained elsewhere in this Joint Proxy Statement/Prospectus with respect to the proposed combination of the Target Fund and the Acquiring Fund, to be effected by the merger (the “Merger”) of the Target Fund with and into NTMIF Merger Sub, LLC (the “Merger Sub”), a Massachusetts limited liability company and wholly-owned subsidiary of the Acquiring Fund, with shares of the Target Fund being converted into newly issued commons shares of the Acquiring Fund (with cash being distributed in lieu of fractional common shares). More complete information is contained elsewhere in this Joint Proxy Statement/Prospectus and in the Merger SAI and the appendices hereto and thereto. Shareholders should read the entire Joint Proxy Statement/Prospectus carefully.

Background and Reasons for the Merger

The Board of each Fund has determined that the Merger is in the best interests of the Target Fund and Acquiring Fund, respectively. Each Fund’s Board considered the Merger as part of an ongoing initiative to rationalize the product offerings of Nuveen funds and eliminate overlapping products. The Merger will eliminate overlapping products by combining two funds that have the same investment adviser, sub-adviser and portfolio managers, the same investment objectives and substantially identical investment policies, risks and, at present, portfolio compositions. As more fully described below, the Merger is intended to benefit shareholders in a number of ways, including continued exposure to each Fund’s portfolio of scarce BABs with above-market purchase yields relative to current taxable municipal bond yields and avoidance of potentially sizeable taxable capital gain distributions that may result if the Funds are terminated in accordance with their current policies. The proposed elimination of the term structure of the Acquiring Fund, combined with an expanded investment mandate, would allow the portfolio managers to retain less liquid, higher yielding securities as well as pursue attractive investment opportunities across the taxable municipal bond market without regard to liquidity at the termination date. Over time, Nuveen Fund Advisors believes such flexibility should enhance common share net earnings and distribution potential.

Based on information provided by Nuveen Fund Advisors, LLC (“Nuveen Fund Advisors” or the “Adviser”), the investment adviser to each Fund, the Merger is intended to benefit Fund shareholders in a number of ways, including, among other things:

•

Lower operating expenses per common share for each Fund through economies of scale, which are expected to offset the Merger-related expenses borne by each Fund over time, and may support higher common share net earnings and potentially higher distribution rates over time;

•

Improved secondary market trading for common shares as a result of the combined fund’s greater share volume, which may lead to narrower bid-ask spreads and smaller trade-to-trade price movements and, over time, narrower trading discounts relative to net asset value; and

•	Increased portfolio and leverage management flexibility due to the larger asset base of the combined fund.

1

In order for the Merger to occur, all closing conditions must be satisfied or waived. The closing of the Merger is conditioned on, among other things, each Fund obtaining the requisite shareholder approval of the Merger proposals (Proposal Nos. 1 and 2) and Acquiring Fund shareholders approving the elimination of the Acquiring Fund’s Contingent Term Provision (Proposal No. 3). Because the closing of the Merger is contingent upon each of the Target Fund and the Acquiring Fund obtaining such shareholder approvals and satisfying (or obtaining the waiver of) other closing conditions, it is possible that the Merger will not occur, even if Target Fund shareholders entitled to vote on the Merger proposal approve such proposal and the Target Fund satisfies all of its closing conditions, if the Acquiring Fund does not obtain the requisite shareholder approvals or satisfy (or obtain the waiver of) its closing conditions. If the Merger is not consummated, each Fund’s Board may take such actions as it deems in the best interests of its Fund, including continuing to operate the Fund as a stand-alone fund through its termination date or seeking shareholder approval to eliminate its Contingent Term Provision at a subsequent meeting, as applicable. For a fuller discussion of the Target Fund Board’s considerations regarding the approval of the Merger, see “C. Information About the Merger—Reasons for the Merger—Considerations of the Funds’ Boards.”

The Board has authorized the Acquiring Fund to conduct a tender offer following the elimination of the Acquiring Fund’s Contingent Term Provision pursuant to which the Fund will offer to purchase up to 20% of its then outstanding common shares at a price per share, without interest, equal to the net asset value per share of its common shares as determined as of the close of regular trading on the NYSE on the expiration date of the tender offer, less a repurchase fee attributable to the direct costs of the tender offer. The tender offer has been authorized only if the Acquiring Fund’s Contingent Term Provision is eliminated. For more information regarding the tender offer, see “C. Information About the Merger—Post-Merger Tender Offer.”

Material Federal Income Tax Consequences of the Merger

As a condition to closing, each Fund will receive an opinion of Vedder Price P.C., subject to certain representations, assumptions and conditions, substantially to the effect that the proposed Merger will qualify as a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). Accordingly, the Target Fund is not expected to recognize gain or loss for federal income tax purposes as a direct result of the Merger. The Acquiring Fund and the Merger Sub are not expected to recognize gain or loss for federal income tax purposes as a direct result of the Merger or the liquidation of the Merger Sub. It is also expected that shareholders of the Target Fund whose Target Fund common shares are converted into Acquiring Fund common shares pursuant to the Merger will recognize no gain or loss for federal income tax purposes as a result of such conversion except to the extent that a Target Fund shareholder receives cash in lieu of a fractional Acquiring Fund common share. Prior to the closing of the Merger, the Target Fund expects to declare a distribution of all of its net investment income and net capital gains, if any. All or a portion of such distribution may be taxable to the Target Fund’s shareholders for federal income tax purposes. To the extent that portfolio securities of the Target Fund are sold prior to the closing of the Merger, the Target Fund may recognize gains or losses, which may increase or decrease the net capital gains or net investment income to be distributed by the Target Fund. Any amounts distributed by the Target Fund as a result of such sales may be taxable to Target Fund shareholders who receive the distribution. However, because the Target Fund’s current portfolio composition is substantially identical to that of the Acquiring Fund, it is not currently expected that any significant portfolio sales will occur solely in connection with the Merger. See “C. Information About the Merger—Material Federal Income Tax Consequences of the Merger.”

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In addition, to pay for common shares purchased in the Acquiring Fund’s tender offer following the elimination of its Contingent Term Provision, the Acquiring Fund will be required to sell a portion of its portfolio investments. The Acquiring Fund currently has significant capital loss carryforwards. If, at the time of such sale, the Acquiring Fund’s portfolio investments have appreciated in value and the realized gains from such sale were to exceed the amount of the Acquiring Fund’s available capital loss carryforwards, the sale would result in realization of capital gains or investment income that may then need to be distributed to Acquiring Fund shareholders. In such event, which Nuveen Fund Advisors believes to be unlikely, this may result in U.S. federal income tax liability for persons who remain Acquiring Fund shareholders following the completion of the tender offer. See “C. Information About the Merger—Post-Merger Tender Offer.”

Comparison of the Target Fund and the Acquiring Fund

General. The Target Fund and the Acquiring Fund are diversified, closed-end management investment companies. Set forth below is certain comparative information about the organization, capitalization and operation of each Fund.

Organization
Fund	Organization Date	State of Organization	Entity Type
Target Fund	June 4, 2010	Massachusetts	business trust
Acquiring Fund	December 4, 2009	Massachusetts	business trust

Capitalization—Shares
Fund	Authorized Common Shares	Common Shares Outstanding(1)	Par Value Per Common Share	Preemptive, Conversion or Exchange Rights	Rights to Cumulative Voting	Exchange on which Shares are Listed	Authorized Preferred Shares	Preferred Shares Outstanding
Target Fund	unlimited	7,205,250	$0.01	none	none	NYSE	unlimited	none
Acquiring Fund	unlimited	26,461,985	$0.01	none	none	NYSE	unlimited	none

(1)	As of March 29, 2018.

Each Fund’s common shares are listed for trading on the NYSE, where such shares may be purchased and sold through broker-dealers at prevailing market prices, which may be greater than (premium) or less than (discount) net asset value. As closed-end investment companies, the common shares of the Funds are not redeemable.

The Funds also have similar dividend policies with respect to the payment of dividends on their common shares. See “C. Information About the Merger—Description of Common Shares to Be Issued by the Acquiring Fund; Comparison to Target Fund—Distributions.”

Investment Objectives and Policies. The Funds have the same investment objectives and substantially identical investment policies and risks. Each Fund’s primary investment objective is to provide current income through investments in taxable municipal securities. As a secondary objective, each Fund seeks to enhance portfolio value and total return. Each Fund currently seeks to achieve its investment objectives by investing primarily in a diversified portfolio of taxable municipal securities known as “Build America Bonds” (or “BABs”). Each Fund also currently has a Contingent Term Provision (as defined below).

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The Board of the Acquiring Fund has approved the following changes to the policies of the Acquiring Fund: (1) subject to shareholder approval, eliminating the Contingent Term Provision; (2) changing the name of the Fund to “Nuveen Taxable Municipal Income Fund”; and (3) changing the Fund’s policy of investing at least 80% of its Managed Assets in BABs to a policy of investing at least 80% of its Assets in taxable municipal bonds. If the Merger is consummated, these changes will take effect as of the closing date or as soon as practicable thereafter. Otherwise, these changes will take effect upon completion of the shareholder meeting, including any adjournments thereof.

Each Fund is diversified for purposes of the 1940 Act. Consequently, as to 75% of its assets, a Fund may not invest more than 5% of its total assets in the securities of any single issuer (and in not more than 10% of the outstanding voting securities of an issuer), except that this limitation does not apply to cash, securities of the U.S. Government, its agencies and instrumentalities, and securities of other investment companies.

At present, each Fund’s investment portfolio is being managed in anticipation of the Fund’s scheduled termination in 2020. This means that each Fund’s investment portfolio is being transitioned over time to hold more liquid, and generally lower yielding, securities to facilitate an orderly liquidation in advance of the applicable termination date. This transitioning of the Funds’ investment portfolios would not be necessary if the Funds were perpetual funds. If shareholders of the Acquiring Fund approve the elimination of that Fund’s Contingent Term Provision, the need to manage the Acquiring Fund’s investment portfolio in anticipation of the termination date will no longer apply, and the Acquiring Fund will be able to invest in less liquid and higher yielding securities to the extent permitted by its current and post-Merger investment policies. These policies are not changing in connection with the proposals.

The following summary compares the current principal investment policies and strategies of the Acquiring Fund to the (i) current principal investment policies and strategies of the Target Fund and (ii) principal investment policies and strategies of the Acquiring Fund following the adoption of certain non-fundamental investment policies. “Assets” means net assets of a Fund plus the amount of any borrowings for investment purposes. “Managed Assets” means the total assets of a Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage). Total assets for this purpose includes assets attributable to a Fund’s use of effective leverage (whether or not those assets are reflected in the Fund’s financial statements for purposes of generally accepted accounting principles), such as, but not limited to, the portion of assets in special purpose trusts of which the Fund owns the inverse floater certificates that has been effectively financed by the trust’s issuance of floating rate certificates.

Current Policies: Target Fund and Acquiring Fund	Post-Merger Policies: Nuveen Taxable Municipal Income Fund(1)	Differences Between Current and Post-Merger Policies

Principal Investments:

Under normal circumstances, the Fund will invest at least 80% of its Managed Assets in BABs. The Fund may invest up to 20% of its Managed Assets in securities other than BABs, including taxable municipal securities that do not qualify for federal support, municipal securities the interest income from which is exempt from

Principal Investments:

Under normal circumstances, the Fund will invest at least 80% of its Assets in taxable municipal securities. The Fund may invest up to 20% of its Assets in securities other than taxable municipal securities, including municipal securities the interest income from which is exempt from regular federal income tax

The combined fund will have an investment mandate of investing at least 80% of its Assets in any type of taxable municipal security, while each Fund currently invests at least 80% of Managed Assets in BABs, one type of taxable municipal securities. Unlike investments in most other taxable municipal securities, investments

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Current Policies: Target Fund and Acquiring Fund	Post-Merger Policies: Nuveen Taxable Municipal Income Fund(1)	Differences Between Current and Post-Merger Policies

regular federal income tax (sometimes referred to as “tax-exempt municipal securities”), U.S. Treasury securities and obligations of the U.S. Government, its agencies and instrumentalities. The Fund may purchase BABs (including for purposes of the 80% test) and other municipal securities (taxable or tax-exempt) in the form of bonds, notes, leases or certificates of participation; structured as callable or non-callable; with payment forms that include fixed-coupon, variable rate, zero coupon, capital appreciation bonds, floating rate securities, inverse floating rate securities and other derivative instruments that replicate investment exposure to BABs or other municipal securities. Such BABs and other municipal securities may be acquired through investments in pooled vehicles, partnerships or other investment companies. The Fund may also purchase BABs and other municipal securities representing a wide range of sectors and purposes.

	(sometimes referred to as “tax-exempt municipal securities”), U.S. Treasury securities and obligations of the U.S. Government, its agencies and instrumentalities. The Fund may purchase taxable municipal securities (including for purposes of the 80% test) and other tax-exempt municipal securities in the form of bonds, notes, leases or certificates of participation; structured as callable or non-callable; with payment forms that include fixed-coupon, variable rate, zero coupon, capital appreciation bonds, floating rate securities, inverse floating rate securities and other derivative instruments that replicate investment exposure to taxable municipal securities or other municipal securities. Such municipal securities may be acquired through investments in pooled vehicles, partnerships or other investment companies. The Fund may also purchase municipal securities representing a wide range of sectors and purposes.	in BABs generally benefit from either a federal subsidy to the municipal issuer of up to 35% of the interest payable on the bond or a refundable tax credit provided directly to bond holders.(2)

Credit Quality:

Under normal circumstances, the Fund will invest at least 80% of its Managed Assets in securities that at the time of investment are investment grade quality. A security is considered investment grade quality if it is rated within the four highest letter grades (BBB or Baa or better) by at least one of the nationally recognized statistical rating organizations (“NRSROs”) that rate such security (even if it is rated lower by another), or if it is unrated by any NRSRO but judged to be of comparable quality by Nuveen Asset Management. Under normal circumstances, the Fund may invest up to 20% of its

	Credit Quality: Same as the current policy.	None.

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Current Policies: Target Fund and Acquiring Fund	Post-Merger Policies: Nuveen Taxable Municipal Income Fund(1)	Differences Between Current and Post-Merger Policies
Managed Assets in securities rated below investment grade or are unrated by any NRSRO but judged to be of comparable quality by Nuveen Asset Management.

Illiquid Securities:

Under normal circumstances, the Fund will not invest more than 15% of its Managed Assets in securities that, at the time of investment, are illiquid (i.e., securities that are not readily marketable). Inverse floating rate securities or the residual interest certificates of tender option bond trusts are not considered illiquid securities.

	Illiquid Securities: Same as the current policy.	None. However, the combined fund will be able to invest without the liquidity constraints associated with a term structure.

Weighted Average Maturity Policy:

Under normal circumstances, the Fund will generally invest in securities with intermediate- or long-term maturities. The Fund anticipates having a weighted average maturity of 15 to 35 years. The weighted average maturity of securities held by the Fund may be shortened or lengthened, depending on market conditions and on an assessment by the Fund’s portfolio manager of which segments of the securities market offer the most favorable relative investment values and opportunities for income and total return.

	Weighted Average Maturity Policy: Same as the current policy.	None.

Portfolio Concentration: Under normal circumstances, the Fund will not invest more than 25% of its Managed Assets in municipal securities in any one industry or in any one state of origin.	Portfolio Concentration: Same as the current policy.	None.

Use of Derivatives: Under normal circumstances, the Fund also may invest up to 20% of	Use of Derivatives: Same as the current policy.	None.

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Current Policies: Target Fund and Acquiring Fund	Post-Merger Policies: Nuveen Taxable Municipal Income Fund(1)	Differences Between Current and Post-Merger Policies

its total assets in certain derivative instruments to enhance returns. Such derivatives include financial futures contracts, swap contracts (including interest rate and credit default swaps), options on financial futures, options on swap contracts, or similar instruments. This limit will apply to the investment exposure created by those derivative instruments. Inverse floating rate securities are not regarded as derivatives for this purpose. Nuveen Asset Management may also use derivative instruments to hedge some of the risk of the Fund’s investments in municipal securities, and such derivatives are not subject to this policy.

Leverage:

The Fund may use leverage (“regulatory leverage”) to the extent permitted by the Investment Company Act of 1940 (the “1940 Act”). Regulatory leverage consists of “senior securities” as defined under the 1940 Act, which include (1) borrowings, including loans from financial institutions; (2) issuances of debt securities; and (3) issuances of preferred shares of beneficial interest ((1),(2), and (3) are hereinafter collectively referred to as regulatory leverage). Each Fund may also use other forms of leverage including, but not limited to, reverse repurchase agreements and portfolio investments that have the economic effect of leverage, including, but not limited to, investments in inverse floating rate securities of tender option bond trusts.

	Leverage: Same as the current policy.	None.

Contingent Term Provision: If, for any twenty-four month period ending on or prior to	Contingent Term Provision: None.(4)	The Acquiring Fund will have a perpetual term.

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Current Policies: Target Fund and Acquiring Fund	Post-Merger Policies: Nuveen Taxable Municipal Income Fund(1)	Differences Between Current and Post-Merger Policies

December 31, 2014, there are no new issuances of BABs or other taxable municipal securities with interest payments subsidized by the U.S. Government through direct pay subsidies, as a fundamental policy, the Fund will terminate (the “Contingent Term Provision”) on or around June 30, 2020 (the Acquiring Fund) or December 31, 2020 (the Target Fund).(3)(4)

(1)	If Acquiring Fund shareholders approve the elimination of the Acquiring Fund’s Contingent Term Provision, the Acquiring Fund will change its name to “Nuveen Taxable Municipal Income Fund” upon the later of the closing of the Merger and the completion of the shareholder meeting, including any adjournments thereof.
(2)	The defined term “Assets” includes assets attributable to leverage created by the use of inverse floating rate securities of self-deposited tender option bond (TOB) trusts (self-deposited inverse floaters) but does not include assets attributable to leverage created by the use of inverse floating rate securities of externally deposited TOB trusts (externally deposited inverse floaters). In contrast, the defined term “Managed Assets” includes leverage created by the use of both self-deposited inverse floaters and externally deposited inverse floaters.
(3)	Because the issuance of Build America Bonds ceased on December 31, 2010, each Fund currently will terminate pursuant to its Contingent Term Provision.
(4)	Shareholders of the Acquiring Fund are being solicited pursuant to this Joint Proxy Statement/Prospectus to eliminate the Contingent Term Provision. See Proposal No. 3—Approval of Elimination of Fundamental Policy of the Acquiring Fund.

During temporary defensive periods or in order to keep cash fully invested, the Funds may deviate from their investment policies and objectives. During such periods, a Fund may invest up to 100% of its Managed Assets in short-term investments, including high quality, short-term securities that may be either tax-exempt or taxable, or may invest in short-, intermediate-, or long-term U.S. Treasury Bonds. There can be no assurance that such strategies will be successful.

Except for each Fund’s investment objectives and Contingent Term Provision, which are fundamental policies of the Fund, each of the foregoing investment policies, including each Fund’s investment policy of investing at least 80% of its Managed Assets in certain securities, is a non-fundamental investment policy that can be changed by the Fund’s Board without a shareholder vote. However, each Fund’s investment policy to invest at least 80% of its Managed Assets in certain securities may be changed by the Board only following the provision of 60 days’ prior notice to shareholders. The Funds can only change their fundamental investment restrictions with the approval of the holders of a “majority of the outstanding voting securities” of a Fund as is defined in the 1940 Act. When used with respect to particular shares of a Fund, a “majority of the outstanding voting securities” means the vote of (i) 67% or more of a Fund’s shares present at a meeting, if the holders of more than 50% of the Fund’s shares are present or represented by proxy; or (ii) more than 50% of the Fund’s outstanding common shares, whichever is less.

The Funds have the same fundamental and non-fundamental investment restrictions. See “Investment Restrictions” in the Merger SAI.

Credit Quality. A comparison of the credit quality (as a percentage of total investment exposure, which includes the leveraged effect of the Funds’ banks borrowings and investments in

8

inverse floating rate securities of tender option bond trusts) of the portfolios of the Target Fund and the Acquiring Fund, as of September 30, 2017, is set forth in the table below.

Credit Rating(1)	Target Fund	Acquiring Fund	Nuveen Taxable Municipal Income Fund Pro Forma(2)(3)
AAA/U.S. Guaranteed	14.3%	12.3%	12.7%
AA	59.1%	55.2%	56.1%
A	15.5%	21.1%	19.9%
BBB	3.5%	6.1%	5.5%
BB or lower	5.1%	3.2%	3.7%
N/R (not rated)	2.0%	1.9%	1.9%
N/A (not applicable)(4)	0.5%	0.2%	0.2%

(1)	Ratings shown are the highest rating given by one of the following national rating agencies: S&P, Moody’s or Fitch. Credit ratings are subject to change. AAA, AA, A and BBB are investment-grade ratings; BB or lower are below-investment-grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.
(2)	Reflects the effect of the Merger.
(3)	Following the elimination of the Acquiring Fund’s Contingent Term Provision, the Acquiring Fund will change its name to “Nuveen Taxable Municipal Income Fund.”
(4)	Relates to repurchase agreement holdings.

Portfolio Turnover. Each of the Funds may engage in portfolio trading when considered appropriate, but short-term trading is not used as a primary means of achieving a Fund’s investment objective. Although the Funds cannot accurately predict their annual portfolio turnover rates, the annual portfolio turnover rate of each Fund is generally not expected to exceed 25% under normal circumstances. However, there are no limits on the Funds’ rates of portfolio turnover, and investments may be sold without regard to length of time held when, in Nuveen Asset Management’s opinion, investment considerations warrant such action.

For the fiscal year ended March 31, 2017, the portfolio turnover rate of the Target Fund and the Acquiring Fund was 17% and 11%, respectively.

Leverage. Each Fund may use leverage (“regulatory leverage”) to the extent permitted by the 1940 Act. Regulatory leverage consists of “senior securities” as defined under the 1940 Act, which include (1) borrowings, including loans from financial institutions; (2) issuances of debt securities; and (3) issuances of preferred shares ((1),(2), and (3) are hereinafter collectively referred to as regulatory leverage). Each Fund may also use other forms of leverage including, but not limited to, reverse repurchase agreements and portfolio investments that have the economic effect of leverage, including, but not limited to, investments in inverse floating rate securities of tender option bond trusts. The use of leverage creates special risks for common shareholders. See “B. Risk Factors—General Risks of Investing in the Funds—Leverage Risk.”

As of April 13, 2018, each Fund employs leverage through reverse repurchase agreements and investments in inverse floating rate securities of tender option bond trusts.

Certain important ratios related to each Fund’s use of leverage as of each Fund’s last three fiscal year ends are set forth below:

Target Fund	2017	2016	2015
Asset Coverage Ratio(1)	1423.82%	1473.05%	1560.32%
Regulatory Leverage Ratio(2)	7.02%	6.79%	6.41%
Effective Leverage Ratio(3)	29.35%	29.50%	28.24%

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Acquiring Fund	2017	2016	2015
Asset Coverage Ratio(1)	728.15%	753.18%	783.88%
Regulatory Leverage Ratio(2)	13.73%	13.28%	12.76%
Effective Leverage Ratio(3)	28.74%	28.57%	27.64%

(1)	A Fund’s asset coverage ratio is defined under the 1940 Act as the ratio that the value of the total assets of the Fund, less all liabilities not represented by senior securities, bears to the aggregate amount of senior securities issued by the Fund.
(2)	Regulatory leverage consists of “senior securities” as defined under the 1940 Act, which include (1) borrowings, including loans from financial institutions; (2) issuances of debt securities; and (3) issuances of preferred shares of beneficial interest. Regulatory leverage is sometimes referred to as “1940 Act Leverage” and is subject to asset coverage limits set forth in the 1940 Act.
(3)	Effective leverage is a Fund’s effective economic leverage, and includes both regulatory leverage, reverse repurchase agreements and the leverage effects of certain derivative investments in the Fund’s portfolio. As of April 13, 2018, the leverage effects through reverse repurchase agreements and investments in inverse floating rate securities of tender option bond trusts are included in effective leverage ratios. Prior to April 13, 2018, the Funds employed leverage through borrowings and investments in inverse floating rate securities of tender option bond trusts.

The timing, amount and terms of any leverage are determined by a Fund’s Board, and may vary with prevailing market or economic conditions. Changes in the timing, amount or terms of leverage may impact the fees and expenses of the Funds.

Board Members and Officers. The Funds have the same Board Members and officers. The management of each Fund, including general oversight of the duties performed by the Fund’s investment adviser under an investment management agreement between the investment adviser and such Fund (each, an “Investment Management Agreement”), is the responsibility of its Board. Effective January 1, 2018, each Fund has eleven (11) Board Members, one (1) of whom is an “interested person,” as defined in the 1940 Act, and ten (10) of whom are not interested persons. The names and business addresses of the Board Members and officers of the Funds and their principal occupations and other affiliations during the past five years are set forth under “Proposal No. 4—The Election of Board Members.”

Pursuant to each Fund’s by-laws, each Fund’s Board is divided into three classes (Class I, Class II and Class III) with staggered multi-year terms, such that only the members of one of the three classes stand for election each year. The staggered board structure could delay for up to two years the election of a majority of the Board of each Fund. This board structure will remain in place following the closing of the Merger.

The members of each Fund’s Board have adopted a unitary board structure whereby they oversee all funds in the Nuveen fund complex. In adopting a unitary board structure, the Board Members seek to provide effective governance through establishing a board, the overall composition of which will, as a body, possess the appropriate skills, independence and experience to oversee the Nuveen funds’ business. The Board believes it is more efficient to have a single board review and oversee common policies and procedures, which increases the Board’s knowledge and expertise with respect to the many aspects of fund operations that are complex-wide in nature. The unitary structure also enhances each Fund’s Board’s influence and oversight over the Adviser and other service providers.

All individuals who serve as officers of the Acquiring Fund also serve as officers of the Target Fund. Information regarding the officers of the Funds is set forth under “Proposal No. 4—The Election of Board Members—Fund Officers”.

Investment Adviser. Nuveen Fund Advisors, the Funds’ investment adviser, offers advisory and investment management services to a broad range of investment company clients. Nuveen Fund Advisors has overall responsibility for management of the Funds, oversees the management of the

10

Funds’ portfolios, manages the Funds’ business affairs and provides certain clerical, bookkeeping and other administrative services. Nuveen Fund Advisors is located at 333 West Wacker Drive, Chicago, Illinois 60606.

Nuveen Fund Advisors, a registered investment adviser, is a subsidiary of Nuveen, LLC (“Nuveen”), the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). TIAA is a life insurance company founded in 1918 by the Carnegie Foundation for the Advancement of Teaching and is the companion organization of College Retirement Equities Fund. As of December 31, 2017, Nuveen managed approximately $970 billion in assets, of which approximately $139 billion was managed by Nuveen Fund Advisors.

Unless earlier terminated as described below, each Fund’s Investment Management Agreement with Nuveen Fund Advisors will remain in effect until August 1, 2018. Each Investment Management Agreement continues in effect from year to year so long as such continuation is approved at least annually by: (1) the Board or the vote of a majority of the outstanding voting securities of the Fund; and (2) a majority of the Board Members who are not interested persons of any party to the Investment Management Agreement, cast in person at a meeting called for the purpose of voting on such approval. Each Investment Management Agreement may be terminated at any time, without penalty, by either the Fund or Nuveen Fund Advisors upon 60 days’ written notice and is automatically terminated in the event of its assignment, as defined in the 1940 Act.

Pursuant to each Investment Management Agreement, each Fund has agreed to pay an annual management fee for the overall advisory and administrative services and general office facilities provided by Nuveen Fund Advisors. Each Fund’s management fee consists of two components—a complex-level fee, based on the aggregate amount of all eligible fund assets managed by Nuveen Fund Advisors, and a specific fund-level fee, based only on the amount of assets within such Fund. This pricing structure enables the Funds’ shareholders to benefit from growth in assets within each individual Fund as well as from growth of complex-wide assets managed by Nuveen Fund Advisors.

For the fiscal year ended March 31, 2017, the effective management fee rate of the Target Fund and Acquiring Fund, expressed as a percentage of average total daily managed assets (including assets attributable to leverage), was 0.6057% and 0.5873%, respectively.

The annual fund-level fee rate for each Fund, payable monthly, is calculated according to the following schedule:

Fund-Level Fee Schedule for each Fund

Average Total Daily Managed Assets(1)	Rate
For the first $125 million	0.4500%
For the next $125 million	0.4375%
For the next $250 million	0.4250%
For the next $500 million	0.4125%
For the next $1 billion	0.4000%
For the next $3 billion	0.3750%
For managed assets over $5 billion	0.3625%

(1)	For this purpose, “managed assets” means the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating financial leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of financial leverage (whether or not those assets are reflected in the Fund’s financial statements for purposes of generally accepted accounting principles).

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The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. Each Fund pays all of its other costs and expenses of its operations, including compensation of its Board Members (other than those affiliated with the Adviser), custodian, transfer agency and dividend disbursing expenses, legal fees, expenses of independent auditors, expenses of repurchasing shares, expenses of issuing any preferred shares, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies, listing fees and taxes, if any.

Each Fund also pays a complex-level fee to Nuveen Fund Advisors, which is payable monthly and is in addition to the fund-level fee. The complex-level fee is based on the aggregate daily amount of eligible assets for all Nuveen sponsored funds in the United States, as stated in the table below. As of September 30, 2017, the complex-level fee rate for each Fund was 0.1599%.

The annual complex-level fee for each Fund, payable monthly, is calculated by multiplying the current complex-wide fee rate determined according to the following schedule:

Complex-Level Fee Rates

Complex-Level Eligible Asset Breakpoint Level(1)	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996%
$57 billion	0.1989%
$60 billion	0.1961%
$63 billion	0.1931%
$66 billion	0.1900%
$71 billion	0.1851%
$76 billion	0.1806%
$80 billion	0.1773%
$91 billion	0.1691%
$125 billion	0.1599%
$200 billion	0.1505%
$250 billion	0.1469%
$300 billion	0.1445%

(1)	For the complex-level fees, managed assets include closed-end fund assets managed by Nuveen Fund Advisors that are attributable to certain types of leverage. For these purposes, leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (“TOB”) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by Nuveen Fund Advisors as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex level fee is calculated based upon the aggregate daily managed assets of all Nuveen open-end and closed-end funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with Nuveen Fund Advisor’s assumption of the management of the former First American Funds effective January 1, 2011.

Sub-Adviser. Nuveen Fund Advisors has selected its wholly owned subsidiary, Nuveen Asset Management, LLC (“Nuveen Asset Management” or the “Sub-Adviser”), located at 333 West Wacker Drive, Chicago, Illinois 60606, to serve as the sub-adviser to each of the Funds pursuant to a sub-advisory agreement between Nuveen Fund Advisors and Nuveen Asset Management (each, a “Sub-Advisory Agreement”). Nuveen Asset Management, a registered investment adviser, oversees day-to-day operations and manages the investment of the Funds’ assets on a discretionary basis, subject to the supervision of Nuveen Fund Advisors. Pursuant to each Sub-Advisory Agreement, Nuveen Asset Management is compensated for the services it provides to the Funds with a portion of the management fee Nuveen Fund Advisors receives from each Fund. Nuveen Fund Advisors and Nuveen Asset Management retain the right to reallocate investment advisory responsibilities and fees between themselves in the future.

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For the services provided pursuant to each Fund’s Sub-Advisory Agreement, Nuveen Fund Advisors pays Nuveen Asset Management a portfolio management fee, payable monthly, equal to 53.8462% of the management fee (net of applicable breakpoints, waivers and reimbursements) paid by the Fund to Nuveen Fund Advisors.

A discussion of the basis for the Board’s most recent approval of each Fund’s current Investment Management Agreement and Sub-Advisory Agreement are included in the Fund’s Semi-Annual Report for the reporting period ended September 30, 2017.

Portfolio Management. As each Fund’s sub-adviser, Nuveen Asset Management is responsible for the investment of each Fund’s Managed Assets. Daniel J. Close, CFA and John Miller, CFA have served as portfolio managers of the Funds since their respective inceptions and will continue to be responsible for the day-to-day management of the Acquiring Fund’s investment portfolio following the consummation of the Merger.

Daniel J. Close, CFA, is a Senior Vice President of Nuveen Asset Management. Mr. Close is the lead portfolio manager for the firm’s taxable municipal strategies. He manages several state-specific municipal bond strategies, including Georgia, Kentucky, Michigan, North Carolina, Ohio and Tennessee, and related institutional portfolios. He joined Nuveen Investments in 2000 as a member of Nuveen’s product management and development team. He then served as a research analyst for Nuveen’s municipal investing team, covering corporate-backed, energy, transportation and utility credits. He received his BS in Business from Miami University and his MBA from Northwestern University’s Kellogg School of Management. Mr. Close has earned the Chartered Financial Analyst designation.

John Miller, CFA, is Co-Head of Fixed Income and Managing Director of Nuveen Asset Management (NAM). He supervises NAM’s municipal fixed-income investment activities. He also has direct responsibility for managing high-yield municipal funds and certain institutional accounts. He joined Nuveen Investments in 1996 as a municipal credit analyst and moved into portfolio management in 2000. Mr. Miller became a managing director and head of Nuveen Asset Management’s portfolio managers in 2006, and he became its Co-Head of Fixed Income in 2011. Mr. Miller earned his BA in economics and political science from Duke University, an MA in economics from Northwestern University, and an MBA with honors in finance from the University of Chicago.

The Merger SAI provides additional information about the portfolio managers’ compensation, other accounts managed and ownership of securities in the Funds, as applicable.

Comparative Risk Information

Because the Funds have the same investment objective and substantially identical investment policies and, at present, portfolio compositions, the principal risks of an investment in each Fund are substantially identical. In addition, substantially identical principal risks will apply to an investment in the Acquiring Fund following the elimination of the Acquiring Fund’s Contingent Term Provision and the adoption by the Acquiring Fund of the expanded investment mandate. An investment in each Fund is subject to various risks associated with investing primarily in a portfolio of municipal securities and employing leverage, which include:

•	Investment and Market Risk; Market Discount to Net Asset Value Risk. An investment in each Fund’s common shares is subject to investment risk, including the possible loss of the

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entire principal amount that you invest. Your investment in common shares represents an indirect investment in the municipal securities owned by the Funds, which generally trade in the over-the-counter (“OTC”) markets. Your common shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.

•

Municipal Securities Risk. Special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of a Fund’s investments in municipal securities. These factors include economic conditions, political or legislative changes, regulatory developments or enforcement actions, uncertainties related to the tax status of municipal securities, or the rights of investors. U.S. federal tax law changes that take effect in 2018 may affect the demand for and supply of municipal bonds, which may affect yields and other factors.

•

Build America Bonds Risk. Build America Bonds involve risks similar to those applicable to municipal bonds, including credit and market risk. Because certain states, including California, New York, Illinois, Texas and Ohio, were heavy issuers of BABs, the Funds may have a greater exposure to the economic or other factors affecting such states than a more diversified national municipal bond fund. The number of available BABs is limited due to the expiration of the program in 2010, which may negatively affect the value of the Build America Bonds. In addition, there can be no assurance that BABs will be actively traded. It is difficult to predict the extent to which a market for such bonds will continue, meaning that BABs may experience greater illiquidity than other municipal obligations.

In addition, should a BAB’s issuer fail to continue to meet the applicable requirements imposed on such bonds, it is possible that such issuer may not receive federal cash subsidy payments, impairing the issuer’s ability to make scheduled interest payments. The BABs outstanding as of December 31, 2010 will continue to be eligible for the federal interest rate subsidy, which continues for the life of the BABs, provided that the issuer continues to meet all applicable program eligibility requirements; however, there is no assurance that the federal subsidy will be continued at the original levels. For example, the federal government originally subsidized 35% of the issuer’s interest cost but has since reduced the subsidy in accordance with a yearly rate reduction schedule due to sequestration (the subsidy for 2018 is 28.4%).

•	Tax Risk. The tax treatment of the Funds and their distributions may be affected by new Internal Revenue Service (“IRS”) interpretations of the Code and future changes in tax laws and regulations.

•

Leverage Risk. Each Fund’s use of leverage creates the possibility of higher volatility for the Fund’s per share net asset value, market price, and distributions. Leverage can include, but is not limited to, regulatory leverage, reverse repurchase agreements and portfolio investments that have the economic effect of leverage. Leverage typically magnifies the total return of a Fund’s portfolio, whether that return is positive or negative. The use of leverage creates an opportunity for increased share net income, but there is no assurance that a Fund’s leveraging strategy will be successful. Leverage may also increase a Fund’s liquidity risk, as the Fund may need to sell securities at inopportune times to stay within Fund or regulatory limits.

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•

Inverse Floater Risk. The Funds may invest in inverse floaters. Due to their leveraged nature, these investments can greatly increase a Fund’s exposure to interest rate risk and credit risk. In addition, investments in inverse floaters involve the risk that the Fund could lose more than its original principal amount.

•

Reverse Repurchase Agreement Risk. Reverse repurchase agreements involve the sale of securities held by a Fund with an agreement to repurchase the securities at an agreed-upon price, date and interest payment, and represent borrowings of the Fund. Reverse repurchase agreements involve the risk that the other party to the agreement may fail to return the securities in a timely manner or at all. A Fund could lose money if it is unable to recover the securities and the value of the collateral held by the Fund, including the value of investments made with cash collateral, is less than the value of the securities. These events could also trigger adverse tax consequences to the Fund. The use by a Fund of reverse repurchase agreements involves many of the same risks of leverage since the proceeds derived from such reverse repurchase agreements may be invested in additional securities.

•

Limited Term Risk. Each Fund currently has a fundamental policy requiring it to terminate and liquidate its assets and return the proceeds to its shareholders on or before a specific date if certain conditions are met, although it could terminate sooner or later under certain conditions. Those conditions have been satisfied. Accordingly, each Fund may be required to reposition its portfolio to more liquid assets and to sell portfolio securities at times when market conditions are not favorable in order to liquidate its portfolio, negatively affecting its value. Additionally, the liquidation of the portfolio and termination of the Fund may result in taxable gains or income being distributed to shareholders. If shareholders of the Acquiring Fund approve the elimination of the Acquiring Fund’s Contingent Term Provision, this risk will no longer apply to the Acquiring Fund. See Proposal No. 3—Approval of Elimination of Fundamental Policy of the Acquiring Fund.

•

Issuer Credit Risk. This is the risk that a security in a Fund’s portfolio will fail to make dividend or interest payments when due. Investments in lower rated securities are subject to higher risks than investments in higher rated securities.

•	Interest Rate Risk. Fixed-income securities such as bonds, preferred, convertible and other debt securities will decline in value if market interest rates rise.

•

Reinvestment Risk. If market interest rates decline, income earned from a Fund’s portfolio may be reinvested at rates below that of the original bond that generated the income. A decline in income could negatively affect the market price of a Fund’s shares or a shareholder’s returns.

•	Call Risk or Prepayment Risk. Issuers may exercise their option to prepay principal earlier than scheduled, forcing a Fund to reinvest in lower yielding securities.

•

Derivatives Risk. The Funds may use derivative instruments which involve a high degree of financial risk, including the risk that the loss on a derivative may be greater than the principal amount invested.

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•

Municipal Bond Market Liquidity Risk. Inventories of municipal bonds held by brokers and dealers have decreased in recent years, lessening their ability to make a market in these securities. This reduction in market making capacity has the potential to decrease a Fund’s ability to buy or sell bonds, and increase bond price volatility and trading costs, particularly during periods of economic or market stress. In addition, changes to federal banking regulations may cause certain dealers to reduce their inventories of municipal bonds, which may further decrease a Fund’s ability to buy or sell bonds. As a result, a Fund may be forced to accept a lower price to sell a security, to sell other securities to raise cash, or to give up an investment opportunity, any of which could have a negative effect on performance. If a Fund needed to sell large blocks of bonds, those sales could further reduce the bonds’ prices and hurt performance.

•

High Yield Securities Risk. High yield securities, which are rated below investment grade and commonly referred to as “junk bonds,” are speculative and high risk investments that may cause income and principal losses for a Fund. They generally have greater credit risk, involve greater risks of default, downgrade, or price declines, are less liquid and have more volatile prices than investment-grade securities. Issuers of high yield securities are less financially strong, are more likely to encounter financial difficulties, and are more vulnerable to adverse market events and negative sentiments than issuers with higher credit ratings.

The principal risks of investing in the Funds are described in more detail below. See “B. Risk Factors” on page 18 for additional information regarding risks.

Comparative Expense Information

The purpose of the Comparative Fee Table is to assist you in understanding the various costs and expenses of investing in common shares of the Funds. The information in the table reflects the fees and expenses for each Fund’s six-month semi-annual period ended September 30, 2017 (annualized) and the pro forma expenses for the six-month semi-annual period ended September 30, 2017 (annualized), for the Acquiring Fund following the Merger.

In the Comparative Fee Table, generally accepted accounting principles (“GAAP”) require Interest Expense on Borrowings to include the leverage expense of inverse floating rate securities of self-deposited tender option bond (TOB) trusts (self-deposited inverse floaters) but do not require the inclusion of leverage expense of inverse floating rate securities of externally deposited TOB trusts. Because the Target Fund holds a lower percentage of self-deposited inverse floaters than the Acquiring Fund, its leverage expenses under GAAP are lower in the Comparative Fee Table. However, the Funds have historically held similar amounts of overall TOB leverage and the total leverage costs of the Acquiring Fund and Target Fund are substantially the same after taking all TOBs into account. The Board considered that the pro forma expense ratio of the Target Fund was estimated to decline following the Merger after taking into account these costs.

The figures in the Example are not necessarily indicative of past or future expenses, and actual expenses may be greater or less than those shown. The Funds’ actual rates of return may be greater or less than the hypothetical 5% annual return shown in the Example.

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Comparative Fee Table(1)

	Target Fund	Acquiring Fund	Nuveen Taxable Municipal Income Fund Pro Forma(2)(3)
Annual Expenses (as a percentage of net assets attributable to common shares)
Management Fees	0.85%	0.82%	0.81%
Interest Expense on Borrowings(4)	0.20%	0.44%	0.39%
Other Expenses(5)	0.08%	0.05%	0.05%

Total Annual Expenses	1.13%	1.31%	1.25%

(1)	Annual Expenses (as a percentage of net assets attributable to common shares) for each Fund are based on the expenses of the Funds for the six-month semi-annual period ended September 30, 2017 (annualized). Annual Expenses (as a percentage of net assets attributable to common shares) for the Nuveen Taxable Municipal Income Fund Pro Forma are based on the expenses of the Funds for the six-month semi-annual period ended September 30, 2017 (annualized).
(2)	Pro Forma figures reflect the anticipated reduction of certain duplicative expenses eliminated as a result of the Merger. Pro Forma expenses do not include the expenses to be borne by the shareholders of the Funds in connection with the Merger, which are estimated to be $235,000 (0.14%) for the Target Fund and $605,000 (0.10%) for the Acquiring Fund. All percentages are based on average net assets attributable to common shares for the six-month semi-annual period ended September 30, 2017.
(3)	Following the elimination of the Acquiring Fund’s Contingent Term Provision, the Acquiring Fund will change its name to “Nuveen Taxable Municipal Income Fund.”
(4)	Interest Expense on Borrowings reflects the actual borrowing expenses incurred by the Funds during the six-month semi-annual period ended September 30, 2017 (annualized), except for expenses of inverse floating rate securities of externally deposited tender option bond trusts, which are excluded pursuant to GAAP. The timing, amount and terms of any leverage are determined by a Fund’s Board, and may vary with prevailing market or economic conditions. Changes in the timing, amount or terms of leverage may impact the fees and expenses of the Funds.
(5)	Other Expenses are estimated based on actual expenses from the prior fiscal period.

Example: The following examples illustrate the expenses that a shareholder would pay on a $1,000 investment that is held for the time periods provided in the table. The examples assume that all dividends and other distributions are reinvested and that Total Annual Expenses remain the same. The examples also assume a 5% annual return. The examples should not be considered a representation of future expenses, and your actual expenses may be higher or lower. However, based on the assumptions discussed above, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Target Fund	$12	$36	$62	$137
Acquiring Fund	$13	$42	$72	$158
Nuveen Taxable Municipal Income Fund Pro Forma	$13	$40	$69	$151

Comparative Performance Information

Comparative total return performance for the Funds for the periods ended September 30, 2017 (annualized):

	Cumulative Total Return on Net Asset Value	Average Annual Total Return on Net Asset Value			Cumulative Total Return on Market Value	Average Annual Total Return on Market Value
	6 Months	One Year	Five Years	Since Inception	6 Months	One Year	Five Years	Since Inception
Target Fund(1)	7.62%	3.71%	5.46%	8.99%	4.54%	1.91%	6.30%	7.95%
Acquiring Fund(2)	6.45%	2.09%	6.09%	8.56%	5.76%	0.43%	6.81%	7.82%

(1)	Since inception returns are from November 23, 2010.
(2)	Since inception returns are from April 27, 2010.

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Average Annual Total Return on Net Asset Value is the combination of changes in share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvestment price for the last dividend declared in the period may often be based on the Fund’s market price (and not its net asset value), and therefore may be different from the price used in the calculation. Average Annual Total Return on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances it may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Past performance information is not necessarily indicative of future results.

B.	RISK FACTORS

An investment in the Acquiring Fund may not be appropriate for all investors. The Acquiring Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Acquiring Fund will achieve its investment objective. Investors should consider their long-term investment goals and financial needs when making an investment decision with respect to the Acquiring Fund. An investment in the Acquiring Fund is intended to be a long-term investment, and you should not view the Acquiring Fund as a trading vehicle. Your shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Acquiring Fund dividends and distributions, if applicable.

Because the Funds have the same investment objective and substantially identical investment policies and, at present, portfolio compositions, investments in the Funds are subject to similar risks. In addition, substantially identical risks will apply to an investment in the Acquiring Fund following the elimination of the Acquiring Fund’s Contingent Term Provision and the adoption by the Acquiring Fund of the expanded investment mandate. The risks associated with an investment in each Fund are discussed below. The risks and special considerations listed below should be considered by shareholders of each Fund in their evaluation of the Merger.

General Risks of Investing in the Funds

Investment and Market Risk. An investment in the shares of a Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest. Your investment in shares represents an indirect investment in the municipal securities owned by the Fund. Your shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of dividends and distributions, if applicable. In addition, the ability of municipalities to collect revenue and service their obligations could be materially and adversely affected by an economic downturn or prolonged recession. Because certain states, including California, New York, Illinois, Texas and Ohio, were heavy issuers of BABs, the Funds may have a greater exposure to the economic or other factors affecting such states than a more diversified national municipal bond fund. Investors bear a risk of loss to the extent that the price at which they sell their shares is lower than at the time of purchase. The shares of each Fund are designed primarily for long-term investors, and you should not view either Fund as a vehicle for trading purposes.

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Market Discount to Net Asset Value. The market price of shares of closed-end investment companies may fluctuate and during certain periods may trade at prices lower than net asset value. Because the market price of a Fund’s shares will be determined by factors such as relative supply of and demand for the shares in the market, general market and economic conditions and other factors beyond the control of the Fund, the Fund cannot predict whether its shares will trade at, above or below net asset value. This characteristic is a risk separate and distinct from the risk that a Fund’s net asset value could decrease as a result of investment activities.

Credit and Below-Investment-Grade Risk. Credit risk is the risk that one or more municipal securities in a Fund’s portfolio will decline in price, or the issuer thereof will fail to pay interest or principal when due, because the issuer of the security experiences a decline in its financial status. In general, lower-rated municipal securities carry a greater degree of risk that the issuer will lose its ability to make interest and principal payments, which could have a negative impact on a Fund’s net asset value or dividends. Credit risk is increased when a portfolio security is downgraded or the perceived creditworthiness of the issuer deteriorates. If a downgrade occurs, the Adviser and/or the Sub-Adviser will consider what action, including the sale of the security, is in the best interests of a Fund and its shareholders. Municipal securities of below-investment-grade quality, commonly referred to as “junk bonds,” are regarded as having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal when due, and they are more susceptible to default or decline in market value due to adverse economic and business developments than investment-grade municipal securities. Also, to the extent that the rating assigned to a municipal security in a Fund’s portfolio is downgraded by any NRSRO, the market price and liquidity of such security may be adversely affected. The market values for municipal securities of below-investment-grade quality tend to be volatile, and these securities are less liquid than investment-grade municipal securities. For these reasons, an investment in a Fund, compared with a portfolio consisting predominantly or solely of investment-grade securities, may experience the following:

•	increased price sensitivity resulting from a deteriorating economic environment and/or changing interest rates;

•	greater risk of loss due to default or declining credit quality;

•	adverse issuer-specific events that are more likely to render the issuer unable to make interest and/or principal payments; and

•

the possibility that a negative perception of the below-investment-grade market develops, resulting in the price and liquidity of below-investment-grade securities becoming depressed, and this negative perception could last for a significant period of time.

Adverse changes in economic conditions are more likely to lead to a weakened capacity of a below-investment-grade issuer to make principal payments and interest payments compared to an investment-grade issuer. The principal amount of below-investment-grade securities outstanding has proliferated in the past decade as an increasing number of issuers have used below-investment-grade securities for financing. An economic downturn may severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. In the event of an economic downturn, with decreased tax and other revenue streams of municipal issuers, or in the event interest rates rise sharply, increasing the interest cost on variable rate instruments and negatively impacting economic activity, the number of defaults by below-investment-grade municipal issuers

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would likely increase. Similarly, prolonged downturns in profitability in specific industries could adversely affect private activity bonds. The market values of lower-quality debt securities tend to reflect individual developments of the issuer to a greater extent than do higher-quality securities, which react primarily to fluctuations in the general level of interest rates. Factors having an adverse impact on the market value of lower-quality securities may have an adverse impact on a Fund’s net asset value and the market value of its common shares. In addition, a Fund may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings. In certain circumstances, a Fund may be required to foreclose on an issuer’s assets and take possession of its property or operations. In such circumstances, a Fund would incur additional costs in disposing of such assets and potential liabilities from operating any business acquired.

The secondary market for below-investment-grade securities may not be as liquid as the secondary market for more highly rated securities, a factor that may have an adverse effect on a Fund’s ability to dispose of a particular security. There are fewer dealers in the market for below-investment grade municipal securities than the market for investment-grade municipal securities. The prices quoted by different dealers for below-investment-grade municipal securities may vary significantly, and the spread between the bid and ask price is generally much larger for below-investment-grade municipal securities than for higher-quality instruments. Under adverse market or economic conditions, the secondary market for below-investment-grade securities could contract, independent of any specific adverse changes in the condition of a particular issuer, and these instruments may become illiquid. As a result, a Fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating a Fund’s net asset value.

Issuers of such below-investment-grade securities are typically highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of below-investment-grade securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer’s ability to service its debt obligations also may be adversely affected by specific developments, the issuer’s inability to meet specific projected forecasts or the unavailability of additional financing. The risk of loss from default by the issuer is significantly greater for the holders of below-investment grade securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer. Prices and yields of below-investment-grade securities will fluctuate over time and, during periods of economic uncertainty, volatility of below-investment-grade securities may adversely affect a Fund’s net asset value. In addition, investments in below-investment-grade zero coupon bonds rather than income-bearing below-investment-grade securities, may be more speculative and may be subject to greater fluctuations in value due to changes in interest rates.

Each Fund may invest in distressed securities, which are securities of obligors that are involved in bankruptcy or insolvency proceedings or are experiencing other financial difficulties at the time of acquisition by the Fund. The issuers of such securities may be in transition, out of favor, financially leveraged or troubled, or potentially troubled, and may be or have recently been involved in major strategic actions, restructurings, bankruptcy, reorganization or liquidation. These characteristics of these obligors can cause their securities to be particularly risky, although they also may offer the potential for high returns. These obligors’ securities may be considered speculative, and the ability of

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the obligors to pay their debts on schedule could be affected by adverse interest rate movements, changes in the general economic climate, economic factors affecting a particular industry or specific developments within the companies. Distressed securities frequently do not produce income while they are outstanding and may require a Fund to bear certain extraordinary expenses in order to protect and recover its investment.

Investments in lower rated or unrated securities may present special tax issues for a Fund, including when the issuers of these securities default on their obligations pertaining thereto, and the federal income tax consequences to the Fund as a holder of such distressed securities may not be clear.

Municipal Securities Market Risk. Investing in the municipal securities market involves certain risks. The municipal securities market is one in which dealer firms make markets in bonds on a principal basis using their proprietary capital, and during periods of market turmoil these firms’ capital may be severely constrained. As a result, under such conditions, some firms may be unwilling to commit their capital to purchase and to serve as a dealer for municipal securities. The amount of public information available about the municipal securities in a Fund’s portfolio is generally less than that for corporate equities or bonds, and a Fund’s investment performance may therefore be more dependent on the analytical abilities of the Adviser and the Sub-Adviser than if the Fund were to invest in stocks or taxable bonds. The secondary market for municipal securities, particularly the below-investment-grade securities in which a Fund may invest, also tends to be less well-developed or liquid than many other securities markets, which may adversely affect the Fund’s ability to sell its municipal securities at attractive prices or at prices approximating those at which the Fund values them from time to time. Municipal securities may contain redemption provisions, which may allow the securities to be called or redeemed prior to their stated maturity, potentially resulting in the distribution of principal and a reduction in subsequent interest distributions.

The ability of municipal issuers to make timely payments of interest and principal may be diminished during general economic downturns and as governmental cost burdens are reallocated among federal, state and local governments. In addition, laws enacted in the future by Congress or state legislatures or by referenda could extend the time for payment of principal and/or interest or impose other constraints on the enforcement of such obligations or on the ability of municipalities to levy taxes. Further, some state and local governments have been and in the future may be subject to direct ballot referenda that could limit their financial flexibility, or their ability to levy taxes or raise tax revenues, which may adversely affect the marketability of notes and bonds issued by those state and local governments. Issuers of municipal securities might seek protection under the bankruptcy laws. In the event of bankruptcy of such an issuer, a Fund could experience delays in collecting principal and interest and the Fund may not, in all circumstances, be able to collect all principal and interest to which it is entitled. To enforce its rights in the event of a default in the payment of interest or repayment of principal, or both, a Fund may take possession of and manage the assets securing the issuer’s obligations on such securities, which may increase the Fund’s operating expenses. Any income derived from a Fund’s ownership or operation of such assets may not be of the type that would allow the Fund to continue to qualify as a regulated investment company for federal income tax purposes.

Revenue bonds issued by state or local agencies to finance the development of low-income, multi-family housing involve special risks in addition to those associated with municipal securities generally, including that the underlying properties may not generate sufficient income to pay expenses and interest costs. These bonds are generally non-recourse against the property owner, may be junior to the rights of others with an interest in the properties, may pay interest the amount of which changes

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based in part on the financial performance of the property, may be pre-payable without penalty and may be used to finance the construction of housing developments that, until completed and rented, do not generate income to pay interest. Additionally, unusually high rates of default on the underlying mortgage loans may reduce revenues available for the payment of principal or interest on such mortgage revenue bonds.

U.S. federal tax law changes that take effect in 2018 may affect the demand for and supply of municipal bonds, which may affect yields and other factors.

Special Risks Related to Certain Municipal Obligations. Municipal leases and certificates of participation involve special risks not normally associated with general obligations or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of “non-appropriation” clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. In addition, such leases or contracts may be subject to the temporary abatement of payments in the event that the governmental issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might prove difficult, time consuming and costly, and may result in a delay in recovering or the failure to fully recover a Fund’s original investment. In the event of non-appropriation, the issuer would be in default and taking ownership of the assets may be a remedy available to a Fund, although the Fund does not anticipate that such a remedy would normally be pursued. To the extent that a Fund invests in unrated municipal leases or participates in such leases, the credit quality rating and risk of cancellation of such unrated leases will be monitored on an ongoing basis. Certificates of participation, which represent interests in unmanaged pools of municipal leases or installment contracts, involve the same risks as the underlying municipal leases. In addition, a Fund may be dependent upon the municipal authority issuing the certificates of participation to exercise remedies with respect to the underlying securities. Certificates of participation also entail a risk of default or bankruptcy, both of the issuer of the municipal lease and also the municipal agency issuing the certificate of participation.

Build America Bonds Risk. Build America Bonds are taxable municipal obligations issued pursuant to the American Recovery and Reinvestment Act of 2009 that are subject to federal subsidies of up to 35% of the interest payable on the bonds in the form of direct subsidies to the bond issuer or refundable tax credits to the bond holder. Build America Bonds are not guaranteed by the U.S. government or its agencies or instrumentalities. While the federal subsidy continues for the life of the bonds, provided that the issuer continues to meet all applicable program eligibility requirements, there is no assurance that the federal subsidy will be continued at original levels. For example, the federal government originally subsidized 35% of the issuer’s interest cost but has since reduced the subsidy in accordance with a yearly rate reduction schedule due to sequestration (the subsidy for 2018 is 28.4%). Further decreases in the level of the subsidy may impair the ability of issuers to make interest payments when due.

Build America Bonds were an alternative form of financing to state and local governments whose primary means for accessing the capital markets had been through issuance of tax free municipal bonds. Pursuant to the terms of the American Recovery and Reinvestment Act of 2009, the

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issuance of Build America Bonds ceased on December 31, 2010. As a result, the availability of such bonds is limited and there can be no assurance that Build America Bonds will be actively traded. The market for the bonds and/or their liquidity may be negatively affected. Changes to the U.S. federal income tax laws that take effect in 2018 may affect the demand for and supply of taxable municipal bonds, including BABs.

Build America Bonds involve similar risks as traditional municipal bonds, including credit and market risk. Because certain states, including California, New York, Illinois, Texas and Ohio, were heavy issuers of BABs, the Funds may have a greater exposure to the economic or other factors affecting such states than a more diversified national municipal bond fund. In addition, should a Build America Bond’s issuer fail to continue to meet the applicable requirements, it is possible that such issuer may not receive federal cash subsidy payments, impairing the issuer’s ability to make scheduled interest payments. Build America Bonds may be subject to greater reinvestment risk, which is the risk that the Fund is unable to invest in bonds with similar yields, as BABs with attractive above-market purchase yields mature or are called.

Tender Option Bond Regulatory Risk. The federal banking regulators, the SEC and the Commodity Futures Trading Commission (“CFTC”) in recent years have adopted rules and regulations that have impacted or may impact tender option bond trusts (referred to herein as “TOB trusts”) and securities issued by such trusts, including most notably the so-called “Volcker Rule,” added to the Bank Holding Company Act of 1956 with the adoption of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”). The Volcker Rule places certain restrictions on the ability of any “banking entity” to sponsor, acquire interests in and engage in certain activities with a TOB trust. As a result, certain activities to support the remarketing of floating rate certificates undertaken by banking entities, in their role as remarketing agents or liquidity providers to TOB trusts, before the compliance date for the Volcker Rule are no longer permitted under the standard TOB trust structure. To be compliant with the Volcker Rule, the standard TOB trust structure has been modified since the Rule’s adoption (1) to shift certain rights and responsibilities from the remarketing agent and liquidity provider to the owners of the inverse floating rate securities such as a Fund itself, and (2) to change the way in which liquidity is provided to support remarketing of the floating rate securities. Holders of inverse floating rate securities, including a Fund, may delegate many of these responsibilities to a third-party administrator, which would generate additional costs relative to the standard TOB trust structure. The total impact of these modifications remains to be fully seen, but the operational and structural changes associated with these modifications may make early unwinds of TOB trusts in adverse market scenarios more likely, may make the use of TOB trusts more expensive and, overall, may make it more difficult to use TOB trusts to effectively leverage municipal investments to the extent that a Fund may desire. In addition, these modifications have raised or may raise other regulatory issues that may require further refinement to the structure, may impede the future use of TOB trusts as a means of financing leverage, or may increase future costs of TOB-based leverage.

Interest Rate Risk. Generally, when market interest rates rise, bond prices fall, and vice versa. Interest rate risk is the risk that the municipal securities in a Fund’s portfolio will decline in value because of increases in market interest rates. As interest rates decline, issuers of municipal securities may prepay principal earlier than scheduled, forcing a Fund to reinvest in lower yielding securities and potentially reducing the Fund’s income. As interest rates increase, slower-than-expected principal payments may extend the average life of securities, potentially locking-in a below-market interest rate and reducing a Fund’s value. In typical market interest rate environments, the prices of longer-term municipal securities generally fluctuate more than prices of shorter-term municipal securities as

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interest rates change. Because each Fund primarily invests in longer-term municipal securities, the common share net asset value and market price per share will fluctuate more in response to changes in market interest rates than if a Fund invested primarily in shorter-term municipal securities. Because the values of lower-rated and comparable unrated debt securities are affected both by credit risk and interest rate risk, the price movements of such lower grade securities typically have not been highly correlated to the fluctuations of the prices of investment-grade-quality securities in response to changes in market interest rates. A Fund’s use of leverage, as described herein, will tend to increase common share interest rate risk. There may be less governmental intervention in the securities markets in the near future. The negative impact on fixed-income securities if interest rates increase as a result could negatively impact a Fund’s net asset value.

Market Conditions. The 2007–2009 financial crisis in the U.S. and global economies and the ongoing European sovereign debt crisis resulted in an unusually high degree of volatility in the financial markets, both domestic and foreign, and in the net asset values of many investment companies, including to some extent the Funds. A financial crisis of a similar nature in the future may result in fixed-income instruments again experiencing unusual liquidity issues, increased price volatility and, in some cases, credit downgrades and increased likelihood of default. The financial condition of federal, state and local governments may be sensitive to market events, which may, in turn, adversely affect the marketability of notes and bonds they issue. In the event of a general economic downturn, declines in real estate prices and general business activity may reduce tax revenues of many state and local governments and could affect the economic viability of projects that are the sole source of revenue to support various municipal securities. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region. As a result, it may be unusually difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of unfavorable market conditions.

In response to the 2007–2009 financial crisis and its aftermath and the ongoing European sovereign debt crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support the financial markets. Where economic conditions in the United States and elsewhere have been recovering for several years, they are nevertheless perceived in many regards as still fragile. Withdrawal of government support, failure of efforts in response to a future crisis, or investor perception that such efforts are not succeeding could adversely affect the value and liquidity of certain securities. The severity or duration of unfavorable economic conditions may also be affected by policy changes made by governments or quasi-governmental organizations. See “—Municipal Securities Market Risk.”

Inverse Floating Rate Securities Risk. Typically, inverse floating rate securities represent beneficial interests in TOB trusts that hold municipal bonds. See “D. Additional Information About the Investment Policies—Portfolio Investments—Municipal Securities—Inverse Floating Rate Securities.” In general, income on inverse floating rate securities will decrease when interest rates increase and increase when interest rates decrease. Investments in inverse floating rate securities may subject a Fund to the risks of reduced or eliminated interest payments and losses of principal in respect of the underlying municipal bonds.

In the case of certain TOB trusts, neither the holders of the associated floating rate securities nor the TOB trust itself have recourse to the holder of the inverse floating rate securities for losses on the underlying municipal bonds. In that case, the risk of loss to a Fund generally is limited to its

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investment in such securities. However, in certain circumstances and in the Sub-Adviser’s discretion, a Fund may enter into a recourse arrangement with the liquidity provider to a TOB trust in the form of a separate shortfall and forbearance agreement by which a Fund will agree to reimburse the liquidity provider for any amounts paid by it under the liquidity facility. A Fund may enter into such recourse agreements: (1) when the liquidity provider to the TOB trust requires such an agreement because the level of leverage in the trust exceeds the level that the liquidity provider is willing to support absent such an agreement; and/or (2) to seek to prevent the liquidity provider from collapsing the trust in the event that the underlying municipal bond held in the trust has declined in value to the point where it may cease to exceed the face amount of outstanding short-term floaters. Such an agreement would require a Fund to reimburse the liquidity provider, among other amounts, upon termination of the TOB trust for the shortfall of the liquidation value of the bonds held in the trust relative to the amount of principal and unpaid interest due to the holders of floating rate securities. In such instances, a Fund may be at risk of loss that exceeds its investment in the inverse floating rate securities.

Inverse floating rate securities may increase or decrease in value at a greater rate than the underlying municipal bonds, which effectively leverages a Fund’s investment. As a result, the market value of such securities generally will be more volatile than that of otherwise comparable municipal bonds held on an unleveraged basis outside a TOB trust.

Each Fund may invest in inverse floating rate securities issued by TOB trusts in which the liquidity provider has recourse to the Fund (a “recourse TOB trust”) to the extent that the value of the bonds deposited in the TOB trust may fall in value below the principal amount of the short-term floating rate securities issued by that trust. The inverse floating rate securities issued by such recourse TOB trusts may be highly leveraged. The structure and degree to which a Fund’s inverse floating rate securities are highly leveraged will vary based upon a number of factors, including the size of the trust itself and the terms of the underlying municipal bonds. An inverse floating rate security generally is considered highly leveraged if the ratio of (1) the principal amount of the short-term floating rate securities issued by the TOB trust to (2) the principal amount of that TOB trust’s inverse floating rate securities equals or exceeds 3:1. In the event of a significant decline in the value of an underlying municipal bond held in a recourse TOB trust, a Fund may suffer losses in excess of the amount of its investment in the inverse floating securities (typically up to an amount equal to the outstanding face amount of such municipal bonds) as a result of liquidating the trust.

A Fund’s investment in inverse floating rate securities will create effective leverage, used in pursuit of increased common share net income and returns. But such effective leverage could reduce common share income (such as if the interest rate paid on the short-term floating rate securities were to exceed the interest rate being received on the municipal bonds underlying the TOB trust, net of trust expenses, for a meaningful period of time), and could also diminish common share long-term returns (such as if the value of the municipal bonds underlying the TOB trust were to decline in value by more than any positive differential between the income being earned on those underlying bonds, net of trust expenses, relative to the interest being paid to the holders of the short-term floating rate securities issued by that trust).

The amount of fees paid to the Adviser (which in turn pays a portion of its fees to the Sub-Adviser) for investment advisory services will be higher when a Fund uses leverage because the advisory fees are calculated based on the Fund’s managed assets. This may create an incentive for the Adviser and/or the Sub-Adviser to leverage the Fund.

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Inverse floating rate securities have varying degrees of liquidity based, among other things, upon the liquidity of the underlying municipal bonds deposited in the TOB trust.

The leverage attributable to inverse floating rate securities may be “called away” on relatively short notice and therefore may be less permanent than more traditional forms of leverage. In certain circumstances, the likelihood of an increase in the volatility of net asset value and market price of the common shares may be greater for a fund (like the Funds) that relies primarily on inverse floating rate securities to achieve a desired effective leverage ratio. A Fund may be required to sell its inverse floating rate securities at less than favorable prices or to liquidate other Fund portfolio holdings in certain circumstances, including, but not limited to, the following:

•

If the Fund has a need to reduce leverage by reducing or eliminating the amount of short-term floating rate securities issued by a TOB trust and the municipal bonds in the TOB trust are not actively trading due to adverse market conditions; or

•

If the value of an underlying municipal bond declines significantly (to a level below the notional value of the floating rate securities issued by the TOB trust) and if additional collateral has not been posted by the Fund.

There is no assurance that a Fund’s strategy of investing in inverse floating rate securities will be successful.

Leverage Risk. Leverage risk is the risk associated with the use of borrowings, the issuance of preferred shares or the use of inverse floating rate securities to leverage the common shares. There can be no assurance that a Fund’s leveraging strategy will be successful. Through the use of leverage, each Fund seeks to enhance potential common share earnings over time by typically sourcing leverage with costs based upon short-term interest rates and investing at long-term municipal rates which are typically, although not always, higher. Because the long-term municipal securities in which each Fund invests generally pay fixed rates of interest while the Fund’s costs of leverage generally fluctuate with short- to intermediate-term yields, the incremental earnings from leverage will vary over time. However, each Fund may use derivatives, such as interest rate swaps, to fix the effective rate paid on all or a portion of the Fund’s leverage in an effort to lower leverage costs over an extended period. The income benefit from leverage will be reduced (increased) to the extent that the difference narrows (widens) between the net earnings on a Fund’s portfolio securities and its cost of leverage. If short- or intermediate-term rates rise and a Fund’s leverage costs fluctuate, the Fund’s cost of leverage could exceed the fixed rate of return on long-term bonds held by the Fund that were acquired during periods of lower interest rates, reducing returns to common shareholders. This could occur even if short- or intermediate-term and long-term municipal rates rise. Because of the costs of leverage, a Fund may incur losses even if the Fund has positive returns if such returns are not sufficient to cover the costs of leverage. Each Fund’s cost of leverage includes the interest rate paid on its borrowings or dividends on preferred shares, the expenses relating to the issuance of preferred shares and ongoing maintenance of any borrowings and/or the interest attributable to tender option bonds, as well as any other ongoing fees and expenses associated with those borrowings or preferred shares. Each Fund also bears the one-time costs associated with establishing borrowing facilities, issuing preferred shares and refinancing such leverage. Each Fund may seek to refinance its leverage over time, in the ordinary course, as current forms of leverage mature or it is otherwise desirable to refinance. If a Fund is unable to replace existing leverage on comparable terms, its costs of leverage will increase. Accordingly, there is no assurance that the use of leverage may result in a higher yield or return to common shareholders.

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Each Fund’s use of leverage also creates incremental common share net asset value risk because the full impact of price changes in the Fund’s investment portfolio, including assets attributable to leverage, is borne by common shareholders. This can lead to a greater increase in net asset values in rising markets than if a Fund were not leveraged, but it also can result in a greater decrease in net asset values in declining markets. A Fund’s use of leverage similarly can magnify the impact of changing market conditions on common share market prices.

As of April 13, 2018, the leverage effects through reverse repurchase agreements and investments in inverse floating rate securities of tender option bond trusts are included in effective leverage ratios. Prior to April 13, 2018, the Funds employed leverage through borrowings and investments in inverse floating rate securities of tender option bond trusts. Each Fund will pay (and shareholders will bear) any costs and expenses relating to the Fund’s use of leverage, which will result in a reduction in the net asset value of the common shares. A Fund may in the future, based on its assessment of market conditions, increase or decrease its level of leverage or change the types of leverage employed. Such changes may impact net investment income and the market value of common shares. There can be no assurance that the Acquiring Fund will maintain the types or levels of leverage historically used by the Acquiring Fund prior to the Merger or that the Acquiring Fund’s leverage strategy will be successful.

Each Fund may invest in the securities of other investment companies, which may themselves be leveraged and therefore present similar risks to those described above. See “—Other Investment Companies Risk.” In addition, any investment by a Fund in leveraged investment companies would magnify the Fund’s leverage risk.

As noted above, the amount of fees paid to the Adviser (which in turn pays a portion of its fees to the Sub-Adviser) for investment advisory services will be higher when a Fund uses financial leverage because the advisory fees are calculated based on the Fund’s managed assets—this may create an incentive for the Adviser and/or the Sub-Adviser to leverage the Fund.

Reverse Repurchase Agreement Risk. Reverse repurchase agreements involve the sale of securities held by a Fund with an agreement to repurchase the securities at an agreed-upon price, date and interest payment, and represent borrowings of the Fund. Reverse repurchase agreements involve the risk that the other party to the agreement may fail to return the securities in a timely manner or at all. A Fund could lose money if it is unable to recover the securities and the value of the collateral held by the Fund, including the value of investments made with cash collateral, is less than the value of the securities. These events could also trigger adverse tax consequences to the Fund. The use by a Fund of reverse repurchase agreements involves many of the same risks of leverage since the proceeds derived from such reverse repurchase agreements may be invested in additional securities.

Insurance Risk. Each Fund may purchase municipal securities that are secured by insurance, bank credit agreements or escrow accounts. The credit quality of the companies that provide such credit enhancements will affect the value of those securities. During and following the 2007–2009 financial crisis, certain significant providers of insurance for municipal securities incurred significant losses as a result of exposure to sub-prime mortgages and other lower credit quality investments that experienced defaults or otherwise suffered extreme credit deterioration. Such losses reduced the insurers’ capital and called into question their continued ability to perform their obligations under such insurance should they be called upon to do so. While an insured municipal security will typically be deemed to have the rating of its insurer, if the insurer of a municipal security suffers a downgrade in its credit rating or the market discounts the value of the insurance provided by the insurer, the rating of the

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underlying municipal security will be more relevant and the value of the municipal security would more closely, if not entirely, reflect such rating. In such a case, the value of insurance associated with a municipal security would decline and may not add any value. The insurance feature of a municipal security does not guarantee the full payment of principal and interest through the life of an insured obligation, the market value of the insured obligation or the net asset value of the common shares represented by such insured obligation.

Tax Risk. To qualify for the favorable U.S. federal income tax treatment generally accorded to regulated investment companies, among other things, each Fund must derive in each taxable year at least 90% of its gross income from certain prescribed sources and satisfy a diversification test on a quarterly basis. If a Fund fails to satisfy the qualifying income or diversification requirements in any taxable year, the Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures of the diversification requirements where a Fund corrects the failure within a specified period. In order to be eligible for the relief provisions with respect to a failure to meet the diversification requirements, a Fund may be required to dispose of certain assets. If these relief provisions are not available to a Fund and it fails to qualify for treatment as a regulated investment company, all of its taxable income (including its net capital gains) would be subject to federal income tax at regular corporate rates without any deduction for distributions to shareholders, and all distributions from the Fund would be taxable to shareholders as ordinary dividends to the extent of the Fund’s current and accumulated earnings and profits.

Inflation Risk. Inflation is the reduction in the purchasing power of money resulting from the increase in the price of goods and services. Inflation risk is the risk that the inflation-adjusted (or “real”) value of assets or income from investment will be worth less in the future. As inflation increases, the real value of common shares and distributions can decline. In addition, during any period of rising inflation, interest rates on borrowings would likely increase, which would tend to further reduce returns to common shareholders.

Deflation Risk. Deflation risk is the risk that prices throughout the economy decline over time—the opposite of inflation risk. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of a Fund’s portfolio.

Limited Term Risk. In the event a Fund terminates pursuant to its Contingent Term Provision, the Fund may be required to sell portfolio securities when it otherwise would not, including at times when interest rate or market conditions are not favorable, which may cause the Fund to lose money on its investments. Further, the process of liquidating a Fund’s Managed Assets could result in a reduction in the Fund’s net investment income and monthly dividend distributions in the last year of the Fund’s operations. In addition, in the event a Fund terminates pursuant to the Contingent Term Provision, the Fund’s investment objectives and policies are not designed to seek to return to investors who purchase common shares their original investment on the anticipated termination date, and such investors may receive more or less than their original investment upon termination. Following the closing of the Merger, the Acquiring Fund will eliminate its Contingent Term Provision.

Derivatives Risk, Including the Risk of Swaps. A Fund’s use of derivatives involves risks different from, and possibly greater than, the risks associated with investing directly in the investments underlying the derivatives, including: the imperfect correlation between the value of such instruments and the underlying assets of the Fund, which creates the possibility that the loss on such instruments

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may be greater than the gain in the value of the underlying assets in the Fund’s portfolio; the loss of principal; the possible default of the other party to the transaction; and illiquidity of the derivative investments. If a Fund enters into certain derivatives transactions, it could lose more than the principal amount invested. Whether a Fund’s use of derivatives is successful will depend on, among other things, if the Adviser and/or the Sub-Adviser correctly forecast market values, interest rates and other applicable factors. If the Adviser and/or the Sub-Adviser incorrectly forecast these and other factors, the investment performance of a Fund will be unfavorably affected.

Each Fund may enter into debt-related derivative instruments including credit default swap contracts and interest rate swaps. Like most derivative instruments, the use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. In addition, the use of swaps requires an understanding by the Adviser and/or the Sub-Adviser of not only the referenced asset, rate or index, but also of the swap itself. The derivatives markets are subject to a changing regulatory environment. It is possible that regulatory or other developments in the derivatives markets could adversely affect a Fund’s ability to successfully use derivative instruments.

Furthermore, derivative investments may be illiquid. Although both OTC and exchange-traded derivatives markets may experience a lack of liquidity, OTC non-standardized derivatives transactions are generally less liquid than exchange-traded instruments. The illiquidity of the derivatives markets may be due to various factors, including congestion, disorderly markets, limitations on deliverable supplies, the participation of speculators, government regulation and intervention, and technical and operational or system failures. In addition, the liquidity of a secondary market in an exchange-traded derivative contract may be adversely affected by “daily price fluctuation limits” established by the exchanges which limit the amount of fluctuation in an exchange-traded contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open positions. Prices have in the past moved beyond the daily limit on a number of consecutive trading days. If it is not possible to close an open derivative position entered into by a Fund, the Fund would continue to be required to make cash payments of variation (or mark-to-market) margin in the event of adverse price movements. In such a situation, if a Fund has insufficient cash, it may have to sell portfolio securities to meet variation margin requirements at a time when it may be disadvantageous to do so. The absence of liquidity may also make it more difficult for a Fund to ascertain a market value for such instruments. The inability to close futures or derivatives positions also could have an adverse impact on a Fund’s ability to effectively hedge its portfolio.

Derivatives Regulatory Risk. Future regulatory developments could impact a Fund’s ability to invest in certain derivatives. It is possible that government regulation of various types of derivative instruments, including futures, options and swap agreements, may limit or prevent a Fund from using such instruments as a part of its investment strategies, and could ultimately prevent the Fund from being able to achieve its investment objectives. It is impossible to fully predict the effects of past, present or future legislation and regulation in this area, but the effects could be substantial and adverse. There is a likelihood of future regulatory developments altering, perhaps to a material extent, the nature of an investment in a Fund or the ability of the Fund to continue to implement its investment strategies. It is possible that legislative and regulatory activity could limit or restrict the ability of a Fund to use certain instruments as a part of its investment strategies. Limits or restrictions applicable to the counterparties with which a Fund engages in derivatives transactions (for example, the Volcker Rule) could also prevent the Fund from using certain instruments.

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The Dodd-Frank Act sets forth a regulatory framework for OTC derivatives, including financial instruments, such as swaps, in which each Fund may invest. The Dodd-Frank Act grants significant authority to the SEC and the CFTC to regulate OTC derivatives and market participants and requires clearing and exchange trading of many current OTC derivatives transactions. The implementation of the provisions of the Dodd-Frank Act by the SEC and the CFTC could adversely affect a Fund’s ability to pursue its investment strategies. The Dodd-Frank Act and the rules promulgated thereunder could, among other things, adversely affect the value of the investments held by a Fund, restrict the Fund’s ability to engage in derivatives transactions and/or increase the costs of such derivatives transactions.

Further, in February 2012, the CFTC issued a final rule rescinding and amending certain exemptions from registration requirements under the U.S. Commodity Exchange Act, as amended (the “CEA”), previously available to investment advisers registered with the SEC under the 1940 Act, including the exemption available under CFTC Rule 4.5. In the event that a Fund’s investments in derivative instruments regulated under the CEA, including futures, swaps and options, exceed a certain threshold, the Adviser and/or the Sub-Adviser may be required to register as a “commodity pool operator” and/or a “commodity trading advisor” with the CFTC. In the event the Adviser and/or the Sub-Adviser is required to register with the CFTC, it will become subject to additional recordkeeping and reporting requirements with respect to the Fund, which may increase the Fund’s expenses.

Clearing Broker and Central Clearing Counterparty Risk. The CEA requires swaps and futures clearing brokers registered as “futures commission merchants” to segregate all funds received from customers with respect to any orders for the purchase or sale of U.S. domestic futures contracts and cleared swaps from the brokers’ proprietary assets. Similarly, the CEA requires each futures commission merchant to hold in a separate secure account all funds received from customers with respect to any orders for the purchase or sale of foreign futures contracts and segregate any such funds from the funds received with respect to domestic futures contracts. However, all funds and other property received by a clearing broker from its customers are held by the clearing broker on a commingled basis in an omnibus account and may be freely accessed by the clearing broker, which may also invest any such funds in certain instruments permitted under the applicable regulation. There is a risk that assets deposited by a Fund with any swaps or futures clearing broker as margin for futures contracts or cleared swaps may, in certain circumstances, be used to satisfy losses of other clients of the Fund’s clearing broker. In addition, the assets of a Fund might not be fully protected in the event of the bankruptcy of the Fund’s clearing broker because the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing broker’s combined domestic customer accounts.

Similarly, the CEA requires a clearing organization approved by the CFTC as a derivatives clearing organization to segregate all funds and other property received from a clearing member’s clients in connection with domestic cleared futures and derivative contracts from any funds held at the clearing organization to support the clearing member’s proprietary trading. Nevertheless, all customer funds held at a clearing organization in connection with any futures and derivative contracts are held in a commingled omnibus account and are not identified to the name of the clearing member’s individual customers. With respect to futures and options contracts, a clearing organization may use assets of a non-defaulting customer held in an omnibus account at the clearing organization to satisfy payment obligations of a defaulting customer of the clearing member to the clearing organization. As a result, in the event of a default of the clearing broker’s other clients or the clearing broker’s failure to extend its own funds in connection with any such default, a Fund would not be able to recover the full amount of assets deposited by the clearing broker on behalf of the Fund with the clearing organization.

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Hedging Risk. A Fund’s use of derivatives or other transactions to reduce risk involves costs and will be subject to the Adviser’s and/or the Sub-Adviser’s ability to predict correctly changes in the relationships of such hedge instruments to the Fund’s portfolio holdings or other factors. No assurance can be given that the Adviser’s and/or the Sub-Adviser’s judgment in this respect will be correct, and no assurance can be given that a Fund will enter into hedging or other transactions at times or under circumstances in which it may be advisable to do so. Hedging activities may reduce a Fund’s opportunities for gain by offsetting the positive effects of favorable price movements and may result in net losses.

Other Investment Companies Risk. An investment in the securities of another investment company will expose a Fund to the risks of investing in the securities held in such other investment company’s portfolio. In addition, a Fund’s shareholders will bear their proportionate share of the fees and expenses of such other investment company in addition to the fees and expenses of the Fund. The securities of other investment companies may also be leveraged. As a result, a Fund may be indirectly exposed to leverage through an investment in such securities. Utilization of leverage is a speculative investment technique and involves certain risks. An investment in securities of other investment companies that are leveraged may expose a Fund to higher volatility in the market value of such securities and the possibility that the Fund’s long-term returns on such securities will be diminished.

Counterparty Risk. Changes in the credit quality of the companies that serve as a Fund’s counterparties with respect to derivatives, insured municipal securities or other transactions supported by another party’s credit will affect the value of those instruments. Certain entities that have served as counterparties in the markets for these transactions have incurred or may incur in the future significant financial hardships including bankruptcy and losses as a result of exposure to sub-prime mortgages and other lower-quality credit investments that have experienced recent defaults or otherwise suffered extreme credit deterioration. As a result, such hardships have reduced these entities’ capital and called into question their continued ability to perform their obligations under such transactions. By using such derivatives or other transactions, a Fund assumes the risk that its counterparties could experience similar financial hardships. In the event of the insolvency of a counterparty, a Fund may sustain losses or be unable to liquidate a derivatives position.

Illiquid Securities Risk. Illiquid securities are securities that are not readily marketable and may include restricted securities, which are securities that may not be resold unless they have been registered under the Securities Act of 1933, as amended (the “Securities Act”), or that can be sold in a private transaction pursuant to an available exemption from such registration. Illiquid securities involve the risk that the securities will not be able to be sold at the time desired by a Fund or at prices approximating the value at which the Fund is carrying the securities on its books from time to time.

Market Disruption Risk. Certain events have a disruptive effect on the securities markets, such as terrorist attacks, war and other geopolitical events. The Funds cannot predict the effects of similar events in the future on the U.S. economy. Below-investment-grade securities tend to be more volatile than higher rated securities, meaning that these events and any actions resulting from them may have a greater impact on the prices and volatility of below-investment-grade securities than on higher rated securities.

Municipal Bond Market Liquidity Risk. Inventories of municipal bonds held by brokers and dealers have decreased in recent years, lessening their ability to make a market in these securities. This reduction in market making capacity has the potential to decrease a Fund’s ability to buy or sell bonds,

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and increase bond price volatility and trading costs, particularly during periods of economic or market stress. In addition, recent changes to federal banking regulations may cause certain dealers to reduce their inventories of municipal bonds, which may further decrease a Fund’s ability to buy or sell bonds. As a result, a Fund may be forced to accept a lower price to sell a security, to sell other securities to raise cash, or to give up an investment opportunity, any of which could have a negative effect on performance. If a Fund needed to sell large blocks of bonds, those sales could further reduce the bonds’ prices and hurt performance.

Income Risk. Each Fund’s income is based primarily on the interest it earns from its investments, which can vary widely over the short term and long term. If interest rates drop, a Fund’s income available over time to make dividend payments could drop as well if the Fund purchases securities with lower interest coupons.

Call Risk or Prepayment Risk. During periods of declining interest rates or for other purposes, issuers of callable bonds with higher interest coupons may exercise their option to “call” (or prepay) bonds before their maturity date, forcing a Fund to reinvest in lower yielding securities.

Reinvestment Risk. Reinvestment risk is the risk that the income from a Fund’s portfolio will decline if and when the Fund invests the proceeds from matured, traded or called bonds at market interest rates that are below the current earnings rate of the Fund’s portfolio. A decline in income could affect the ability of a Fund to pay dividends on its common shares, as well as the common shares’ market price or overall returns.

Cybersecurity Risk. Technology, such as the Internet, has become more prevalent in the course of business, and as such, each Fund and its service providers are susceptible to operational and information security risk resulting from cyber incidents. Cyber incidents refer to both intentional attacks and unintentional events including: processing errors, human errors, technical errors including computer glitches and system malfunctions, inadequate or failed internal or external processes, market-wide technical-related disruptions, unauthorized access to digital systems (through “hacking” or malicious software coding), computer viruses, and cyber-attacks which shut down, disable, slow or otherwise disrupt operations, business processes or website access or functionality (including denial of service attacks). Cyber incidents could adversely impact a Fund and cause the Fund to incur financial loss and expense, as well as face exposure to regulatory penalties, reputational damage, and additional compliance costs associated with corrective measures. Cyber incidents may cause a Fund or its service providers to lose proprietary information, suffer data corruption, lose operational capacity or fail to comply with applicable privacy and other laws. Among other potentially harmful effects, cyber incidents also may result in theft, unauthorized monitoring and failures in the physical infrastructure or operating systems that support a Fund and its service providers. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. While the Funds’ service providers have established business continuity plans in the event of, and risk management systems to prevent, such cyber incidents, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, a Fund cannot control the cybersecurity plans and systems put in place by its service providers or any other third parties whose operations may affect the Fund.

Certain Affiliations. Certain broker-dealers may be considered to be affiliated persons of the Funds, the Adviser, the Sub-Adviser, Nuveen Investments and/or TIAA. Absent an exemption from the SEC or other regulatory relief, each Fund generally is precluded from effecting certain principal

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transactions with affiliated brokers, and its ability to purchase securities being underwritten by an affiliated broker or a syndicate including an affiliated broker, or to utilize affiliated brokers for agency transactions, is subject to restrictions. This could limit a Fund’s ability to engage in securities transactions and take advantage of market opportunities.

Anti-Takeover Provisions. Each Fund’s organizational documents include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status.

C.	INFORMATION ABOUT THE MERGER

General

Each Fund’s Board has determined that the Merger would be in the best interests of its Fund. As a result of the Merger, the assets of the Funds will be combined, and the shareholders of the Target Fund will become shareholders of the Acquiring Fund. Each Fund’s Board considered the Merger as part of an ongoing initiative to rationalize the product offerings of Nuveen funds and eliminate overlapping products. As noted above, the Merger will eliminate overlapping products by combining two funds that have the same investment adviser, sub-adviser and portfolio managers, the same investment objectives and substantially identical investment policies, risks and, at present, portfolio compositions. As more fully described below, the Merger is intended to benefit shareholders in a number of ways, including continued exposure to each Fund’s portfolio of scarce BABs with above-market purchase yields relative to current taxable municipal bond yields and avoidance of sizeable taxable capital gain distributions in connection with a termination of the Funds. The proposed elimination of the term structure, combined with the expanded investment mandate, would allow the Acquiring Fund’s portfolio managers to retain less liquid, higher yielding securities as well as pursue attractive investment opportunities across the taxable municipal bond market without regard to liquidity at the termination date. Over time, Nuveen Fund Advisors believes such flexibility should enhance common share net earnings and distribution potential.

Based on information provided by the Adviser, the Merger is intended to benefit Fund shareholders in a number of ways, including, among other things:

•

Lower operating expenses per common share for each Fund through economies of scale, which are expected to offset the Merger-related expenses borne by each Fund over time, and may support higher common share net earnings and potentially higher distribution rates over time;

•

Improved secondary market trading for common shares as a result of the combined fund’s greater share volume, which may lead to narrower bid-ask spreads and smaller trade-to-trade price movements and, over time, narrower trading discounts relative to net asset value; and

•	Increased portfolio and leverage management flexibility due to the larger asset base of the combined fund.

The closing of the Merger is subject to the satisfaction or waiver of certain closing conditions, which include customary closing conditions. Both the Target Fund’s and Acquiring Fund’s

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shareholders are voting on items whose approval is necessary for the Merger to go forward. Additionally, the closing of the Merger is contingent on shareholders of the Acquiring Fund approving the elimination of the Acquiring Fund’s Contingent Term Provision. (See Proposal No. 3—Approval of Elimination of Fundamental Policy of the Acquiring Fund.) In order for the Merger to occur, the requisite shareholder approval of the Merger proposals (Proposal Nos. 1 and 2) and Proposal No. 3 must be obtained at the applicable Fund’s annual meeting. Because the closing of the Merger is contingent upon each of the Target Fund and the Acquiring Fund obtaining such shareholder approvals and satisfying (or obtaining the waiver of) other closing conditions, it is possible that the Merger will not occur, even if Target Fund shareholders entitled to vote on the Merger proposal approve such proposal and the Target Fund satisfies all of its closing conditions, if the Acquiring Fund does not obtain the requisite shareholder approvals or satisfy (or obtain the waiver of) its closing conditions. If the Merger is not consummated, the Target Fund’s Board may take such actions as it deems in the best interests of the Fund, including continuing to operate the Target Fund as a stand-alone fund through its termination date or seeking shareholder approval to eliminate its Contingent Term Provision at a subsequent meeting. If Proposal No. 3 is approved by shareholders of the Acquiring Fund, the Acquiring Fund’s Contingent Term Provision will be eliminated, regardless of whether or not the Merger is completed.

Terms of the Merger

General. The Agreement and Plan of Merger by and among the Acquiring Fund, the Target Fund and the Merger Sub, in the form attached as Appendix A to this Joint Proxy Statement/Prospectus, sets forth the terms of the Merger and provides for the Target Fund to merge with and into the Merger Sub, a Massachusetts limited liability company and a wholly-owned subsidiary of the Acquiring Fund, with shares of the Target Fund being converted into newly issued common shares, par value $0.01 per share, of the Acquiring Fund (with cash being distributed in lieu of any fractional Acquiring Fund common shares). As soon as practicable following the completion of the Merger, the Merger Sub will distribute its assets to the Acquiring Fund, and the Acquiring Fund will assume the liabilities of the Merger Sub, in complete liquidation and dissolution of the Merger Sub under Massachusetts law. The Merger Sub has been formed for the sole purpose of consummating the Merger and the Merger Sub will not commence operations prior to the closing of the Merger, except as necessary to facilitate the Merger.

As a result of the Merger, the assets of the Target Fund and the Acquiring Fund will be combined, and the shareholders of the Target Fund will become shareholders of the Acquiring Fund, which will continue to operate after the Merger as a registered closed-end management investment company, with the investment objective and policies described in this Joint Proxy Statement/Prospectus.

If the conditions to closing the Merger are satisfied or waived, the Merger is expected to take effect on or about August 6, 2018, or such other date as the parties may agree (the “Closing Date”). Following the Merger, the Target Fund will terminate its registration as an investment company under the 1940 Act.

The aggregate net asset value, as of the Valuation Time (as defined below), of the Acquiring Fund common shares received by each Target Fund shareholder in connection with the Merger will equal the aggregate net asset value of the Target Fund common shares held by such shareholder of the Target Fund as of the Valuation Time. However, no fractional Acquiring Fund common shares will be distributed to the Target Fund’s shareholders in connection with the Merger. The Acquiring Fund’s transfer agent will aggregate all fractional Acquiring Fund common shares that may be due to Target

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Fund shareholders as of the Closing Date and will sell the resulting whole shares for the account of holders of all such fractional interests at a value that may be higher or lower than net asset value, and each such holder will be entitled to a pro rata share of the proceeds from such sale. With respect to the aggregation and sale of fractional shares, the Acquiring Fund’s transfer agent will act directly on behalf of the shareholders entitled to receive fractional shares and will accumulate fractional common shares, sell the shares and distribute the cash proceeds net of brokerage commissions, if any, directly to shareholders entitled to receive the fractional shares (without interest and subject to withholding taxes). For federal income tax purposes, shareholders will be treated as if they received fractional share interests and then sold such interests for cash. The holding period and the aggregate tax basis of the Acquiring Fund shares received by a shareholder, including fractional share interests deemed received by a shareholder, will be the same as the holding period and aggregate tax basis of the Target Fund common shares previously held by the shareholder that were converted into such Acquiring Fund shares, provided the Target Fund shares were held as capital assets at the effective time of the Merger.

Valuation of Shares. Pursuant to the Agreement, the net asset value per share of the Target Fund and the Acquiring Fund shall be computed as of the close of regular trading on the NYSE on the business day immediately prior to the Closing Date (such time and date being hereinafter called the “Valuation Time) using the valuation procedures of the Nuveen closed-end funds or such other valuation procedures as will be mutually agreed upon by the parties (and approved by the Board of the Target Fund and the Board of the Acquiring Fund).

Acquiring Fund Common Shares to be Issued. At the effective time of the closing (the “Effective Time”), each Target Fund common share outstanding immediately prior to the Effective Time shall be converted into a number of Acquiring Fund common shares equal to one multiplied by the quotient of the net asset value per share of the Target Fund divided by the net asset value per share of the Acquiring Fund.

Distributions. Undistributed net investment income represents net earnings from a Fund’s investment portfolio that over time have not been distributed to shareholders. Under the terms of the Agreement, if the Target Fund has undistributed net investment income or undistributed net capital gains, the Target Fund is required to declare a dividend or dividends, which, together with all previous dividends, has the effect of distributing to its shareholders at least all of the undistributed net investment company taxable income and undistributed realized net capital gains (after reduction by any available capital loss carryforwards and excluding any net capital gain on which the Target Fund paid tax under Section 852(b)(3)(A) of the Code) for all taxable periods ending on or before the Closing Date. The Acquiring Fund is not subject to a similar distribution requirement. Consequently, Target Fund shareholders effectively will purchase a pro rata portion of the Acquiring Fund’s remaining undistributed net investment income and undistributed realized net capital gains, if any, which may be more or less than the Target Fund’s undistributed net investment income and undistributed realized net capital gains immediately preceding the distributions described above, if any. As a result, the Acquiring Fund’s existing shareholders will experience a corresponding reduction in their respective portion of undistributed net investment income and undistributed realized net capital gains per share, if any, such that the Acquiring Fund’s undistributed net investment income and undistributed realized net capital gains per share immediately following the Merger is expected to be less than the Acquiring Fund’s undistributed net investment income and undistributed realized net capital gains per share immediately preceding the Merger.

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Amendments. Under the terms of the Agreement, the Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the officers of each Fund subject to the prior review of each Fund’s counsel and authorization of each Fund’s Board; provided, however, that following the receipt of shareholder approval of the Agreement at the Target Fund’s Annual Meeting, no such amendment, modification or supplement may have the effect of changing the provisions for determining the number of Acquiring Fund common shares to be issued to Target Fund shareholders under the Agreement to the detriment of such shareholders without their further approval.

Conditions. Under the terms of the Agreement, the closing of the Merger is subject to the satisfaction or waiver of the following closing conditions, among others: (1) the requisite approval by the shareholders of each Fund of the applicable proposal with respect to the Merger in this Joint Proxy Statement/Prospectus, (2) shareholders of the Acquiring Fund approving the elimination of the Acquiring Fund’s Contingent Term Provision, (3) each Fund’s receipt of an opinion substantially to the effect that the Merger will qualify as a reorganization under the Code (see “—Material Federal Income Tax Consequences of the Merger”), (4) the absence of legal proceedings challenging the Merger, and (5) the Funds’ receipt of certain customary certificates and legal opinions.

Termination. The Agreement may be terminated by the mutual agreement of the parties and such termination may be effected by each Fund’s Chief Administrative Officer or a Vice President without further action by each Fund’s Board. In addition, either Fund may at its option terminate the Agreement at or before the closing due to: (1) a breach by the other party of any representation, warranty or agreement contained therein to be performed at or before the closing, if not cured within 30 days of the breach and prior to the closing; (2) a condition precedent to the obligations of the terminating party that has not been met and it reasonably appears it will not or cannot be met; or (3) a determination by its Board that the consummation of the transactions contemplated by the Agreement is not in the best interests of the Fund.

Reasons for the Merger—Considerations of the Funds’ Boards

Based on the considerations below, the Board of each Fund, including its independent Board Members, has determined that the Merger would be in the best interests of its respective Fund and that the interests of the existing shareholders of such Fund would not be diluted as a result of the Merger. At a meeting held on February 27, 2018 – March 1, 2018 (the “Meeting”), the Board of each Fund approved the Merger and the Board of the Target Fund recommended that shareholders of the Target Fund approve the Merger.

The Merger is intended to eliminate certain overlapping products and provide certain benefits to shareholders of the Funds, including the continual exposure to Build America Bonds (i.e., BABs) with above-market purchase yields relative to current taxable municipal bond yields and avoidance of potentially sizeable taxable capital gain distributions that may result if the Funds terminated in accordance with their current policies.

At the Meeting and at a prior meeting, the Adviser had made presentations, and the Boards had received a variety of materials relating to the Merger, including the rationale therefor. Prior to approving the Merger, the independent Board Members of each Board reviewed the foregoing information with their independent legal counsel and with management, reviewed with independent legal counsel applicable law and their duties in considering such matters and met with independent

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legal counsel in private sessions without management present. The Boards considered a number of principal factors in reaching their determinations, including, among other things, the following:

•	the compatibility of the Funds’ investment objectives, policies and related risks;

•	the consistency of portfolio management;

•	the potential for improved economies of scale over time and the effect on fees, total expenses and distributions with respect to the Funds;

•	the potential for improved secondary market trading with respect to the common shares of the respective Fund;

•	the anticipated federal income tax-free nature of the Merger;

•	the expected costs of the Merger;

•	the terms of the Merger and whether the Merger would dilute the interests of existing shareholders of the Funds;

•	the effect of the Merger on shareholder rights; and

•	any potential benefits of the Merger to the Adviser and its affiliates as a result of the Merger.

Compatibility of Investment Objectives, Policies and Related Risks. In comparing the Funds, the Boards recognized that the Funds have the same investment objectives and substantially identical policies and risks. The Boards recognized that each Fund’s primary investment objective was to provide current income through investments in taxable municipal securities and as a secondary objective, to enhance portfolio value and total return. Each Fund further seeks to achieve its investment objectives by investing primarily in a diversified portfolio of BABs. Each Fund also utilized leverage. The Boards considered the portfolio compositions of the Funds and the impact that the Merger would have on their respective Fund’s portfolio, including any shifts in credit ratings, yield and leverage costs. Given the similar portfolio compositions, the Boards recognized that the Adviser anticipated minimal repositioning of the Target Fund’s portfolio in connection with the Merger. The Boards further recognized that because the Funds have the same investment objectives and substantially identical investment policies and portfolio compositions, the principal risks of an investment in each Fund were similar.

In addition to the above, the Boards noted that both Funds were currently term funds. More specifically, because of the uncertainty regarding the continued issuance of BABs at the time of the Funds’ inception as well as the prospects for the taxable municipal bond market more generally, the Funds each adopted a fundamental policy to terminate as of a specified date if there were no new issuances of BABs or other taxable municipal securities with U.S. Treasury subsidized interest payments over a specified time period (i.e., the Contingent Term Provisions). Because BABs stopped being issued, the Funds became term funds with the Target Fund scheduled to terminate on December 31, 2020 and the Acquiring Fund on June 30, 2020. The Boards noted that the BABs were a unique asset class that were relatively scarce and provided above-market purchase yields relative to traditional taxable bonds. The Boards further recognized that the Merger coupled with the removal of the Acquiring Fund’s Contingent Term Provision would permit the combined fund to continue perpetually and allow long term

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shareholders (including former Target Fund shareholders who become shareholders of the combined fund following the Merger) to continue their exposure to BABs with their above-market yields and defer potentially sizeable capital gain distributions if the Funds were to terminate. In addition, the Board of the Acquiring Fund also approved a broader taxable municipal investment mandate changing such Fund’s policy of investing at least 80% of its Managed Assets in BABs to a policy of investing at least 80% of its Assets in taxable municipal bonds to take effect after the Merger if consummated or if the Merger is not approved, after the elimination of the Acquiring Fund’s Contingent Term Provision if approved. The Boards noted that the elimination of the Contingent Term Provision on the Acquiring Fund and its adoption of the expanded investment mandate should allow the portfolio managers of the combined fund to retain less liquid, higher yielding securities as well as pursue attractive investment opportunities across the taxable municipal bond market without regard to having the liquidity required at a termination date. The revised mandate and the larger asset base of the combined fund should also increase the flexibility for portfolio and leverage management.

However, the independent Board Members of each Board also recognized that the Merger and the elimination of the Acquiring Fund’s Contingent Term Provision would result in shareholders forgoing the opportunity to liquidate their shares in the Funds at their net asset value if the Funds were terminated pursuant to their respective Contingent Term Provision. While some shareholders may want the continued investment exposure to BABs with above-market purchase yields, the Boards considered that other shareholders in their respective Funds who had been attracted to the Funds’ Contingent Term Provisions may want to have the opportunity to receive their net asset value at termination pursuant to such provisions. In weighing these competing interests among shareholders, the independent Board Members of the Acquiring Fund determined to offer a tender offer for 20% of the outstanding common shares of the combined fund following the Merger. If the Merger is approved and the Acquiring Fund’s Contingent Term Provision is eliminated, the tender offer would provide shareholders of the combined fund (including, the former shareholders of the Target Fund who become shareholders of the Acquiring Fund following the Merger) with an opportunity for liquidity at net asset value (less a customary repurchase fee) on a portion of their investment. If the Merger is not approved but the Acquiring Fund’s Contingent Term Provision is eliminated, the Acquiring Fund would still offer the tender offer to its shareholders. In either case, however, the tender offer would be contingent on the common shares of the Acquiring Fund trading below net asset value on average over the 10-trading day period preceding the Acquiring Fund’s announcement of the tender offer (the “Below NAV Requirement”).

Consistency of Portfolio Management. The Target Fund’s Board noted that each Fund had the same investment adviser, sub-adviser and same portfolio managers who will continue to be responsible for the daily management of the combined fund following the Merger.

Potential for Improved Economies of Scale over Time and Effect on Fees, Total Expenses and Distributions. The Boards considered the fees and expense ratios of each of the Funds, including the estimated expenses of the combined fund following the Merger, the costs of leverage between the Funds and the impact of the Merger on such costs, including after the tender offer. The Boards recognized that the Merger was intended to result in a lower effective management fee rate based on average daily Managed Assets for each Fund and that it was estimated that the operating expenses per common share (i.e., total expenses excluding the costs of leverage) of the combined fund would be lower than those of each Fund prior to the closing of the Merger. Moreover, the Boards considered that the Merger, expanded investment mandate of the combined fund and expense savings may support higher common share net earnings and potentially higher distribution rates over time.

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Potential for Improved Secondary Market Trading with Respect to the Common Shares. While it is not possible to predict trading levels following the Merger, the Boards noted that a potential benefit of the Merger may be improved secondary market trading prices relative to net asset value with respect to common shares as a result of the combined fund’s anticipated greater share volume.

Anticipated Tax-Free Merger; Capital Loss Carryforwards. The Merger will be structured with the intention that it qualifies as a tax-free reorganization for federal income tax purposes, and the Funds will obtain an opinion of counsel substantially to this effect (based on certain factual representations and certain customary assumptions). In addition, the Boards considered the impact of the Merger on any estimated capital loss carryforwards of the Target Fund and applicable limitations of federal income tax law.

Expected Costs of the Merger. The Boards considered the terms and conditions of the Agreement and Plan of Merger, including the estimated costs associated with the Merger and the allocation of such costs between the Funds. The Boards noted that the allocation of the costs of the Merger would be based on the relative expected benefits of the Merger during the average holding period of shareholders of each Fund.

Terms of the Merger and Impact on Shareholders. The terms of the Merger were intended to avoid dilution of the interests with respect to net asset value of the existing shareholders of the Funds. In this regard, the Boards considered that each holder of common shares of the Target Fund will receive common shares of the Acquiring Fund (taking into account any fractional shares to which the shareholder would be entitled) equal in net asset value as of the Valuation Time to the aggregate per share net asset value of that shareholder’s Target Fund common shares held as of the Valuation Time. No fractional common shares of the Acquiring Fund, however, will be distributed to Target Fund common shareholders in connection with the Merger and, in lieu of such fractional shares, Target Fund common shareholders will receive cash.

Effect on Shareholder Rights. The Boards considered that each of the Funds is organized as a Massachusetts business trust. In this regard, there will be no change to Target Fund shareholder rights under state statutory law.

Alternatives. The Boards considered alternatives to the Merger, including permitting the Funds to terminate in accordance with their Contingent Term Provisions. As noted above, the Boards recognized that some of their shareholders may want the opportunity to liquidate their shares at net asset value at the respective Fund’s termination. However, the Boards also recognized that other shareholders in the Funds may want the respective Fund to continue in existence to maintain their investment exposure to BABs with their above-market purchase yields and to defer potentially large capital gain distributions that would result in connection with a termination of the Fund. Further, as the current portfolios generate a higher proportion of their total return from income relative to the same portfolios at current yields, the Funds may be still particularly attractive to income-oriented closed-end fund investors. The Board Members of the Funds further weighed pro forma estimates of the costs of losing the incremental return from receiving net asset value at termination compared to the benefits of avoiding lost earnings due to reinvestments in a similar portfolio at the current lower yields. The Board Members recognized that the Adviser believed the incremental income from the BAB’s above-market purchase yields along with the deferral of capital gain distributions over time more than offsets the forgone additional after-tax return from receiving net asset value at termination. In consideration of the foregoing, among other things, the Boards approved the Merger and the Board of the Acquiring Fund

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approved the tender offer. If the Merger and elimination of the Acquiring Fund’s Contingent Term Provision are approved, then subject to the Below NAV Requirement, the tender offer of the combined fund would provide an opportunity for shareholders (including former Target Fund shareholders who become shareholders of the Acquiring Fund following the Merger) to liquidate a portion of their investment in the combined fund at net asset value (less a customary repurchase fee).

Potential Benefits to Nuveen Fund Advisors and Affiliates. The Boards recognized that the elimination of the Acquiring Fund’s Contingent Term Provision makes the Acquiring Fund a perpetual fund. If approved, the Acquiring Fund would become a perpetual fund and therefore, the Adviser would continue to earn a management fee on the Acquiring Fund. Further, if the Merger is completed and the Acquiring Fund is a perpetual fund, the Adviser would continue to earn its management fees on the larger asset base. In response to a request for supplemental information regarding the management fee of the combined fund, the Boards considered that the combined fund’s contractual fee rate was below the median contractual fee rate of its peer group of funds provided by an independent data provider at a prior meeting and the combined fund’s effective management fee rate was also in line with the effective management fee rates of certain competitor taxable municipal closed-end funds. In addition to the continuation of management fees for the Adviser, the Boards also considered other benefits including, for example, a reduction in the level of operational expenses incurred for administrative, compliance and portfolio management services as a result of the elimination of the Target Fund as a separate fund in the Nuveen complex.

Conclusion. Each Board, including its independent Board Members, approved the Merger, concluding that the Merger is in the best interests of its respective Fund and that the interests of existing shareholders of its Fund will not be diluted as a result of the Merger.

Capitalization

The following table sets forth the unaudited capitalization of the Funds as of September 30, 2017 and the pro-forma combined capitalization of the combined fund as if the Merger had occurred on that date. The table reflects pro forma exchange ratios of approximately 1.04399020 shares of the Acquiring Fund issued for each share of the Target Fund. If the Merger is consummated, the actual exchange ratios may vary.

	Target Fund	Acquiring Fund	Pro Forma Adjustments		Nuveen Taxable Municipal Income Fund Pro Forma(1)(2)
Shareholders’ Equity:
Common shares, $0.01 par value per common share; 7,205,250 shares outstanding for the Target Fund; 26,461,985 common shares outstanding for the Acquiring Fund; and 33,984,200 common shares outstanding for Nuveen Taxable Municipal Income Fund Pro Forma	$72,053	$264,620	$3,169	(3)	$339,842
Paid-in surplus	137,235,390	504,137,905	(843,169	)(4)	640,530,126
Undistributed (over-distribution of) net investment income	(894,194)	(5,677,300)	—		(6,571,494)
Accumulated net realized gain (loss)	(12,270,659)	(6,457,660)	—		(18,728,319)
Net unrealized appreciation (depreciation)	42,575,582	94,000,001	—		136,575,583

Net assets	$166,718,172	$586,267,566	$(840,000)		$752,145,738

Net asset value per share outstanding (net assets, divided by shares outstanding)	$23.14	$22.16			$22.13
Authorized shares:	unlimited	unlimited			unlimited

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(1)	The pro forma balances are presented as if the Merger were effective as of September 30, 2017 and are presented for informational purposes only. The actual Closing Date of the Merger is expected to be on or about August 6, 2018, or such later time agreed to by the parties at which time the results would be reflective of the actual composition of shareholders’ equity as of that date. All pro forma adjustments are directly attributable to the Merger.
(2)	Following the elimination of the Acquiring Fund’s Contingent Term Provision, the Acquiring Fund will change its name to “Nuveen Taxable Municipal Income Fund.”
(3)	Assumes the issuance of 7,522,215 common shares of the Acquiring Fund to the common shareholders of the Target Fund. These numbers are based on the net asset values of the Funds as of September 30, 2017, adjusted for estimated Merger costs.
(4)	Includes the impact of estimated total Merger costs of $840,000, which are currently expected to be borne by the Target Fund and the Acquiring Fund in the amounts of $235,000 and $605,000, respectively.

Expenses Associated with the Merger

In evaluating the Merger, management of the Funds estimated the amount of expenses the Funds would incur to be approximately $840,000 which includes additional stock exchange listing fees, SEC registration fees, legal and accounting fees, proxy solicitation and distribution costs and other related administrative or operational costs. The expenses of the Merger (whether or not consummated) will be allocated between the Funds ratably based on the relative expected benefits of the Merger during the average holding period of shareholders of each Fund for the trailing 12 months ended September 30, 2017 (21.5 months and 17.0 months for the Target Fund and Acquiring Fund, respectively). The expected benefits of the Merger are described in the second paragraph under “C. Information About the Merger—General” above. Merger expenses have been or will be reflected in each Fund’s net asset value at or before the close of trading on the business day immediately prior to the close of the Merger. These estimated expenses are currently expected to be borne by the Target Fund and the Acquiring Fund in the amounts of $235,000 (0.14%) and $605,000 (0.10%) (all percentages are based on average net assets attributable to common shares for the six-month semi-annual period ended September 30, 2017), respectively.

Additional solicitation may be made by letter or telephone by officers or employees of Nuveen or the Adviser, or by dealers and their representatives. The Funds have engaged Computershare Fund Services to assist in the solicitation of proxies at an estimated aggregate cost of $10,500 per Fund plus reasonable expenses, which is included in the foregoing estimate.

Dissenting Shareholders’ Rights of Appraisal

Under the charter documents of each Fund, shareholders do not have dissenters’ rights of appraisal with respect to the Merger.

Material Federal Income Tax Consequences of the Merger

As a condition to each Fund’s obligation to consummate the Merger, each Fund will receive a tax opinion from Vedder Price P.C. (which opinion will be based on certain factual representations and certain customary assumptions) with respect to the Merger substantially to the effect that, on the basis of the existing provisions of the Code, current administrative rules and court decisions, for federal income tax purposes:

1.	The merger of the Target Fund with and into the Merger Sub pursuant to applicable state laws will constitute a “reorganization” within the meaning of Section 368(a) of the Code, and the Target Fund and the Acquiring Fund will each be a “party to a reorganization,” within the meaning of Section 368(b) of the Code, with respect to the merger.

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2.	No gain or loss will be recognized by the Acquiring Fund or the Merger Sub upon the merger of the Target Fund with and into the Merger Sub pursuant to applicable state laws or upon the liquidation of the Merger Sub.

3.	No gain or loss will be recognized by the Target Fund upon the merger of the Target Fund with and into the Merger Sub pursuant to applicable state laws.

4.	No gain or loss will be recognized by the Target Fund shareholders upon the conversion of all their Target Fund shares solely into Acquiring Fund common shares in the merger of the Target Fund with and into the Merger Sub pursuant to applicable state laws, except to the extent the Target Fund shareholders receive cash in lieu of a fractional Acquiring Fund common share.

5.	The aggregate basis of the Acquiring Fund common shares received by each Target Fund shareholder pursuant to the merger (including any fractional Acquiring Fund common share to which a Target Fund shareholder would be entitled) will be the same as the aggregate basis of the Target Fund common shares converted into such Acquiring Fund common shares.

6.	The holding period of the Acquiring Fund common shares received by each Target Fund shareholder in the merger (including any fractional Acquiring Fund common share to which a Target Fund shareholder would be entitled) will include the period during which the Target Fund shares that were converted into Acquiring Fund shares were held by such shareholder, provided such Target Fund shares are held as capital assets at the effective time of the merger.

7.	The basis of the assets of the Target Fund received by the Merger Sub will be the same as the basis of such assets in the hands of the Target Fund immediately before the effective time of the merger.

8.	The holding period of the assets of the Target Fund received by the Merger Sub will include the period during which those assets were held by the Target Fund.

No opinion will be expressed as to (1) the effect of the Merger on the Target Fund, the Acquiring Fund, the Merger Sub or any Target Fund shareholder with respect to any asset (including, without limitation, any stock held in a passive foreign investment company as defined in Section 1297(a) of the Code) as to which any unrealized gain or loss is required to be recognized under federal income tax principles (a) at the end of a taxable year (or on the termination thereof) or (b) upon the transfer of such asset regardless of whether such transfer would otherwise be a non-taxable transaction under the Code, or (2) any other federal tax issues (except those set forth above) or any state, local or non-U.S. tax issues of any kind.

The opinion will be based on certain factual representations and assumptions, including a representation from the Target Fund and the Acquiring Fund that the tender offers described below under “—Post-Merger Tender Offer” are not expected to result in the historic shareholders of the Target Fund disposing of a number of Acquiring Fund common shares received in the Merger such that, after taking into account all such dispositions, such historic shareholders would own Acquiring Fund common shares received in the Merger that have a value, as of the effective time of the Merger,

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of less than 50% of the value of all of the formerly outstanding shares of the Target Fund as of the effective time. The opinion will rely on such representation and will assume the accuracy of such representation. If such assumption is incorrect, the Merger of the Target Fund with and into the Merger Sub may not qualify as a tax-free reorganization for federal income tax purposes, and the Target Fund and Target Fund shareholders may recognize taxable gain or loss as a result of the Merger.

If a Target Fund shareholder receives cash in lieu of a fractional Acquiring Fund share, the shareholder will be treated as having received the fractional Acquiring Fund share pursuant to the Merger and then as having sold that fractional Acquiring Fund share for cash. As a result, each such Target Fund shareholder generally will recognize gain or loss equal to the difference between the amount of cash received and the basis in the fractional Acquiring Fund share to which the shareholder is entitled. This gain or loss generally will be a capital gain or loss and generally will be long-term capital gain or loss if, as of the effective time of the Merger, the holding period for the shares (including the holding period of Target Fund shares surrendered therefor if such Target Fund shares were held as capital assets at the time of the Merger) is more than one year. The deductibility of capital losses is subject to limitations. Any cash received in lieu of a fractional share may be subject to backup withholding taxes.

Prior to the closing of the Merger, the Target Fund will declare a distribution to its shareholders, which, together with all other distributions to shareholders made with respect to the taxable year in which the Merger occurs and all prior taxable years, will have the effect of distributing to shareholders all its net investment income and realized net capital gains (after reduction by any available capital loss carryforwards and excluding any net capital gain on which the Target Fund paid tax under Section 852(b)(3)(A) of the Code), if any, through the Closing Date of the Merger. To the extent distributions are attributable to ordinary taxable income or capital gains, the distribution will be taxable to shareholders for federal income tax purposes. Additional distributions may be made if necessary. All dividends and distributions will be paid in cash unless a shareholder has made an election to reinvest dividends and distributions in additional shares under the Target Fund’s dividend reinvestment plan. Taxable dividends and distributions are subject to federal income tax whether received in cash or additional shares.

After the Merger, the Acquiring Fund’s ability to use the Target Fund’s or the Acquiring Fund’s pre-Merger capital losses may be limited under certain federal income tax rules applicable to reorganizations of this type. Therefore, in certain circumstances, shareholders may pay federal income taxes sooner, or pay more federal income taxes, than they would have had the Merger not occurred. However, the effect of these potential limitations will depend on a number of factors including the amount of the losses, the amount of gains to be offset, the exact timing of the Merger and the amount of unrealized capital gains in the Funds at the time of the Merger. As of September 30, 2017, the Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against capital gains, if any, per the table below.

	Target Fund	Acquiring Fund
Not subject to expiration	$12,338,414	$6,611,819

A Fund is generally able to carry forward net capital losses arising in taxable years beginning after December 22, 2010 indefinitely.

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In addition, the shareholders of the Target Fund will receive a proportionate share of any taxable income and gains realized by the Acquiring Fund and not distributed to its shareholders prior to the closing of the Merger when such income and gains are eventually distributed by the Acquiring Fund. Any gain the Acquiring Fund realizes after the Merger, including any built-in gain in the portfolio investments of the Target Fund and Acquiring Fund that was unrealized at the time of the Merger, may result in taxable distributions to shareholders holding shares of the Acquiring Fund (including former Target Fund shareholders who hold shares of the Acquiring Fund following the Merger). As a result, shareholders of the Target Fund and the Acquiring Fund may receive a greater amount of taxable distributions than they would have had the Merger not occurred.

The foregoing is intended to be only a summary of the principal federal income tax consequences of the Merger and should not be considered to be tax advice. There can be no assurance that the Internal Revenue Service will concur on all or any of the issues discussed above. The foregoing description of the federal income tax consequences of the Merger is also made without regard to the particular facts and circumstances of any shareholder. Shareholders are urged to consult their own tax advisers regarding the specific consequences to them of the Merger, including the federal, state, local and non-U.S. tax consequences with respect to the foregoing matters and any other considerations that may be applicable to them.

Shareholder Approval

The Merger is required to be approved by the affirmative vote of the holders of a majority (more than 50%) of the Target Fund’s outstanding common shares entitled to vote on the matter. Because the approval of Proposal No. 1 requires that a minimum percentage of the Target Fund’s outstanding common shares be voted in favor of the proposal, abstentions and broker non-votes will have the same effect as a vote against the approval of the Merger. “Broker non-votes” are shares held by a broker or nominee, typically in “street name,” for which the broker or nominee returns a valid proxy but are not voted because (1) instructions have not been received from the beneficial owners or persons entitled to vote and (2) the broker or nominee does not have discretionary authority to vote such shares.

The closing of the Merger is subject to the satisfaction or waiver of certain closing conditions, which include customary closing conditions. Both the Target Fund’s and Acquiring Fund’s shareholders are voting on items whose approval is necessary for the Merger to go forward. Additionally, the closing of the Merger is contingent on shareholders of the Acquiring Fund approving the elimination of the Acquiring Fund’s Contingent Term Provision. (See Proposal No. 3—Approval of Elimination of Fundamental Policy of the Acquiring Fund.) Because the closing of the Merger is contingent upon each of the Target Fund and the Acquiring Fund obtaining the requisite shareholder approvals with respect to the Merger and satisfying (or obtaining the waiver of) other closing conditions, it is possible that the Merger will not occur, even if Target Fund shareholders entitled to vote on the Merger proposal approve such proposal and the Target Fund satisfies all of its closing conditions, if the Acquiring Fund does not obtain the requisite shareholder approvals or satisfy (or obtain the waiver of) its closing conditions. If the Merger is not consummated, the Target Fund’s Board may take such actions as it deems in the best interests of the Fund, including continuing to operate the Target Fund as a stand-alone fund through its termination date or seeking shareholder approval to eliminate its Contingent Term Provision at a subsequent meeting. If Proposal No. 3 is approved by shareholders of the Acquiring Fund, the Acquiring Fund’s Contingent Term Provision will be eliminated, regardless of whether or not the Merger is completed.

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Description of Common Shares to Be Issued by the Acquiring Fund; Comparison to Target Fund

General

As a general matter, the common shares of the Target Fund and the Acquiring Fund have equal voting rights and equal rights with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of their respective Fund and have no preemptive, conversion or exchange rights, except as the Trustees may authorize, or rights to cumulative voting. Holders of whole common shares of each Fund are entitled to one vote per share on any matter on which the shares are entitled to vote, while each fractional share entitles its holder to a proportional fractional vote. Furthermore, the provisions set forth in the Acquiring Fund’s declaration of trust are substantially similar to the provisions of the Target Fund’s declaration of trust, and each contains, among other things, similar super-majority voting provisions (which are described under “Additional Information About the Funds—Certain Provisions in the Funds’ Declarations of Trust and By-Laws”). The full text of each Fund’s declaration of trust is on file with the SEC and may be obtained as described on page v.

The Acquiring Fund’s declaration of trust authorizes an unlimited number of common shares, par value $0.01 per share. If the Merger is consummated, the Acquiring Fund will issue additional common shares on the Closing Date to the shareholders of the Target Fund based on the relative per share net asset value of the Acquiring Fund and the net asset value of the Target Fund assets that are transferred in connection with the Merger, in each case as of the Valuation Time.

The terms of the Acquiring Fund common shares to be issued pursuant to the Merger will be identical to the terms of the Acquiring Fund common shares that are then outstanding. Acquiring Fund common shares have equal rights with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund. The Acquiring Fund common shares, when issued, will be fully paid and non-assessable and have no preemptive, conversion or exchange rights or rights to cumulative voting. See also “—Description of Massachusetts Business Trusts.”

Distributions

Each Fund pays monthly distributions to shareholders. Distributions will be reinvested in additional shares under each Fund’s Dividend Reinvestment Plan unless a shareholder elects to receive cash.

Each Fund seeks to pay monthly distributions at a level rate (stated in terms of a fixed cents per common share dividend rate) based on the Fund’s projected performance. Each Fund’s ability to maintain a level common share dividend rate will depend on a number of factors. As portfolio and market conditions change, the rate of dividends on the common shares and a Fund’s distribution policy could change. Over time, each Fund will distribute all of its net investment income. In addition, each Fund intends to distribute, at least annually, the taxable ordinary income, if any, to shareholders.

To permit each Fund to maintain a more stable monthly distribution, the Fund may initially distribute less than the entire amount of net investment income earned in a particular period. Any such undistributed net investment income would be available to supplement future distributions. As a result, the distributions paid by a Fund for any particular monthly period may be more or less than the amount of net investment income actually earned by the Fund during the period.

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Undistributed net investment income will be included in a Fund’s net asset value and, correspondingly, distributions from undistributed net investment income will be deducted from the Fund’s net asset value.

As explained more fully below, a Fund may elect to retain rather than distribute all or a portion of any net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) otherwise allocable to common shareholders and pay U.S. federal income tax on the retained gain. As provided under U.S. federal income tax law, common shareholders of record as of the end of a Fund’s taxable year will include their share of the retained net capital gain in their income for the year as a long-term capital gain (regardless of their holding period in the common shares), and will be entitled to an income tax credit or refund for the federal income tax deemed paid on their behalf by the Fund. Each Fund may make total distributions during a given calendar year in an amount that exceeds the Fund’s current and accumulated earnings and profits, in which case the excess would be treated by common shareholders as return of capital for federal income tax purposes to the extent of the common shareholder’s basis in his, her or its shares and thereafter as capital gain. See “Federal Income Tax Matters Associated with Investment in the Acquiring Fund” under “Additional Information About the Funds” below and “Federal Income Tax Matters” in the Merger SAI.

Each Fund reserves the right to change its distribution policy and the basis for establishing the rate of its monthly distributions at any time and may do so without prior notice to shareholders.

Dividend Reinvestment Plan

Generally, the terms of the dividend reinvestment plan (the “Plan”) for the Target Fund and the Acquiring Fund are identical. Under the Acquiring Fund’s Plan, if your Acquiring Fund shares are registered directly with the Acquiring Fund or if you hold your shares with a brokerage firm that participates in the Acquiring Fund’s Plan, your distributions, including any capital gain distributions, will automatically be reinvested in additional shares under the Plan unless you request otherwise. If you elect not to participate in the Plan, or are not eligible to participate because your brokerage firm does not participate in the Plan, you will receive all distributions in cash paid by check mailed directly to you or your brokerage firm by Computershare Trust Company, N.A. and Computershare Inc. (collectively, “Computershare”), as dividend paying agent (the “Plan Agent”). The tax character of distributions (as consisting of ordinary income or capital gain) will be the same regardless of whether such distributions are reinvested or received in cash. See “Federal Income Tax Matters Associated with Investment in the Acquiring Fund” under “Additional Information About the Funds.”

Under the Acquiring Fund’s Plan, the number of shares you will receive will be determined as follows:

(1) If the shares are trading at or above net asset value at the time of valuation, the Acquiring Fund will issue new shares at a price equal to the greater of (i) net asset value per common share on that date or (ii) 95% of the market price on that date.

(2) If shares are trading below net asset value at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase shares in the open market, on the NYSE or elsewhere, for the participants’ accounts. It is possible that the market price for the shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the

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purchase of fewer shares than if the dividend or distribution had been paid in shares issued by the Acquiring Fund. The Plan Agent will use all dividends and distributions received in cash to purchase shares in the open market within 30 days of the valuation date. Interest will not be paid on any uninvested cash payments. The Plan provides that if shares start trading at or above net asset value before the Plan Agent has completed its purchases, the Plan Agent may cease purchasing shares in the open market, and may invest the uninvested portion in new shares at a price equal to the greater of (i) net asset value per share determined on the last business day immediately prior to the purchase date or (ii) 95% of the market price on that date.

You may withdraw from the Acquiring Fund’s Plan at any time by giving written or telephonic notice to the Plan Agent. If you withdraw or the Plan is terminated, you will receive whole shares in your account under the Plan and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions and a $2.50 service fee.

The Acquiring Fund reserves the right to amend or terminate the Plan if in the judgment of the Board the change is warranted. There is no direct service charge to participants in the Plan; however, the Acquiring Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained by writing to Computershare, P.O. Box 505000, Louisville, Kentucky 40233-5000.

The Plan Agent maintains all shareholders’ accounts in the Plan and gives confirmation of all transactions in the accounts, including information you may need for tax records. Shares in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all shares you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions, nor does it mean that you will not realize capital gains or income simply because you are not receiving cash and instead are participating in the Plan.

If you hold your shares with a brokerage firm that does not participate in the Plan or transfer your shares from a participating broker to a non-participating broker, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above. Consult your financial adviser for more information.

In connection with the Merger, the Target Fund’s Plan will be terminated and shareholders who elected to participate in such Plan as of the Closing Date will be automatically enrolled in the Acquiring Fund’s Plan.

Common Share Price Data

The common shares of the Target Fund and the Acquiring Fund are listed on the NYSE. Upon the closing of the Merger, it is expected that the common shares of the Acquiring Fund will continue to be listed on the NYSE.

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The following tables show for the periods indicated: (1) the high and low sales prices for common shares of each Fund reported as of the end of the day on the NYSE, (2) the high and low net asset values of the shares, and (3) the high and low of the premium/(discount) to net asset value (expressed as a percentage) of the common shares. The market prices reported below reflect inter-dealer prices, without retail mark-ups, mark-downs or commissions, and do not necessarily reflect actual transactions.

	Target Fund
	Market Place		Net Asset Value		Premium/(Discount)
Fiscal Quarter Ended	High	Low	High	Low	High	Low
December 2017	$23.05	$22.05	$23.98	$23.01	(3.07)%	(5.43)%
September 2017	$22.77	$21.51	$23.49	$22.62	(2.15)%	(5.75)%
June 2017	$21.95	$21.04	$22.95	$21.94	(0.91)%	(5.49)%
March 2017	$21.78	$20.58	$22.63	$21.96	(1.90)%	(6.61)%
December 2016	$22.72	$20.13	$23.46	$21.83	(2.45)%	(8.78)%
September 2016	$23.42	$22.10	$24.12	$23.14	(1.61)%	(5.11)%
June 2016	$22.70	$21.52	$23.51	$22.63	(2.48)%	(6.48)%
March 2016	$21.52	$20.25	$22.49	$21.84	(4.31)%	(7.66)%
December 2015	$20.33	$19.40	$22.23	$21.44	(6.83)%	(10.61)%
September 2015	$20.21	$19.33	$22.56	$21.35	(8.82)%	(11.17)%
June 2015	$21.82	$19.62	$24.03	$21.86	(7.68)%	(11.24)%

	Acquiring Fund
	Market Place		Net Asset Value		Premium/(Discount)
Fiscal Quarter Ended	High	Low	High	Low	High	Low
December 2017	$22.02	$21.12	$22.71	$21.94	(0.59)%	(3.99)%
September 2017	$22.11	$20.70	$22.60	$21.82	(1.51)%	(5.26)%
June 2017	$21.20	$20.51	$22.17	$21.33	(2.14)%	(4.69)%
March 2017	$21.20	$20.07	$21.80	$21.19	(1.77)%	(5.86)%
December 2016	$22.47	$19.85	$22.95	$21.16	(1.45)%	(6.93)%
September 2016	$23.30	$21.75	$23.49	$22.61	(0.09)%	(4.40)%
June 2016	$22.81	$21.47	$22.93	$22.12	(0.44)%	(3.82)%
March 2016	$21.60	$20.15	$22.09	$21.39	(1.73)%	(5.97)%
December 2015	$20.33	$19.48	$21.72	$21.03	(5.62)%	(8.49)%
September 2015	$19.81	$19.14	$21.91	$20.98	(6.59)%	(11.36)%
June 2015	$21.47	$19.21	$23.25	$21.29	(6.72)%	(10.54)%

On April 27, 2018, the closing sale prices of the Target Fund’s and the Acquiring Fund’s common shares were $21.72 and $20.24, respectively, and the net asset values per common share of the Target Fund and the Acquiring Fund were $23.15 and $21.58, respectively. Accordingly, the closing sale prices of the Acquiring Fund’s and the Target Fund’s common shares represented a discount to net asset value of (6.18)% and (6.21)%, respectively.

Common shares of each Fund have historically traded at a discount to net asset value. It is not possible to state whether Acquiring Fund common shares will trade at a premium or discount to net asset value following the Merger, or to what the extent of any such premium or discount might be.

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Description of Massachusetts Business Trusts

Each Fund is a Massachusetts business trust. The following description is based on relevant provisions of applicable Massachusetts law and each Fund’s operative documents. This summary does not purport to be complete, and we refer you to applicable Massachusetts law and each Fund’s operative documents.

General

A fund organized as a Massachusetts business trust is governed by the trust’s declaration of trust or similar instrument.

Massachusetts law allows the trustees of a business trust to set the terms of a fund’s governance in its declaration of trust. All power and authority to manage the fund and its affairs generally reside with the trustees, and shareholder voting and other rights are limited to those provided to the shareholders in the declaration of trust.

Because Massachusetts law governing business trusts provides more flexibility compared to typical state corporate statutes, the Massachusetts business trust is a common form of organization for closed-end funds. However, some consider it less desirable than other entities because it relies on the terms of the applicable declaration of trust and judicial interpretations rather than statutory provisions for substantive issues, such as the personal liability of shareholders and trustees, and does not provide the level of certitude that corporate laws, or newer statutory trust laws such as those of Delaware, provide.

Shareholders of a Massachusetts business trust are not afforded the statutory limitation of personal liability generally afforded to shareholders of a corporation from the trust’s liabilities. Instead, the declaration of trust of a fund organized as a Massachusetts business trust typically provides that a shareholder will not be personally liable, and further provides for indemnification to the extent that a shareholder is found personally liable, for the fund’s acts or obligations. The declaration of trust for each Fund contains such provisions.

Similarly, the trustees of a Massachusetts business trust are not afforded statutory protection from personal liability for the obligations of the trust. However, courts in Massachusetts have recognized limitations of a trustee’s personal liability in contract actions for the obligations of a trust contained in the trust’s declaration of trust, and declarations of trust may also provide that trustees may be indemnified out of the assets of the trust to the extent held personally liable. The declaration of trust for each Fund contains such provisions.

The Funds

Each Fund is organized as a Massachusetts business trust and is governed by its declaration of trust and by-laws. Under the declaration of trust, any determination as to what is in the interests of the Fund made by the trustees in good faith is conclusive, and in construing the provisions of the declaration of trust, there is a presumption in favor of a grant of power to the trustees. Further, the declaration of trust provides that certain determinations made in good faith by the trustees are binding upon the Fund and all shareholders, and shares are issued and sold on the condition and understanding, evidenced by the purchase of shares, that any and all such determinations will be so binding. The following is a summary of some of the key provisions of the Funds’ governing documents.

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Shareholder Voting. The declaration of trust of each Fund requires a shareholder vote on a number of matters, including certain amendments to the declaration of trust, the election of trustees, the merger or reorganization of the Fund (under certain circumstances) or sales of assets in certain circumstances and matters required to be voted by the 1940 Act.

Meetings of shareholders may be called by the trustees and by the written request of shareholders owning at least 10% of the outstanding shares entitled to vote. The by-laws of each Fund provide that the holders of a majority (more than 50%) of the voting power of the shares of beneficial interest of the Fund entitled to vote at a meeting will constitute a quorum for the transaction of business. The declaration of trust of each Fund provides that the affirmative vote of the holders of a majority (more than 50%) of the shares present in person or by proxy and entitled to vote at a meeting of shareholders at which a quorum is present is required to approve a matter, except in the case of the election of trustees, which requires only a plurality vote, and for events to which other voting provisions apply under the 1940 Act or the declaration of trust and by-laws, such as the super-majority voting provisions with respect to a merger, consolidation or dissolution of, or sale of substantially all of the assets by, the Fund, or its conversion to an open-end investment company in certain circumstances under the terms of the declaration of trust.

Election and Removal of Trustees. The declaration of trust of each Fund provides that the trustees determine the size of the Board, subject to a minimum and a maximum number. Subject to the provisions of the 1940 Act, the declaration of trust also provides that vacancies on the Board may be filled by the remaining trustees. A trustee may be removed only for cause and only by action of at least two-thirds of the remaining trustees or by action of at least two-thirds of the outstanding shares of the class or classes that elected such trustee.

Pursuant to each Fund’s by-laws, the Fund’s Board is divided into three classes (Class I, Class II and Class III) with staggered multi-year terms, such that only the members of one of the three classes stand for election each year. The staggered board structure could delay for up to two years the election of a majority of the Board of each Fund. The board structure of the Acquiring Fund will remain in place following the closing of the Merger.

Issuance of Shares. Under the declaration of trust of each Fund, the trustees are permitted to issue an unlimited number of shares for such consideration and on such terms as the trustees may determine. Shareholders are not entitled to any preemptive rights or other rights to subscribe to additional shares, except as the trustees may determine. Shares are subject to such other preferences, conversion, exchange or similar rights, as the trustees may determine.

Classes. The declaration of trust of each Fund gives broad authority to the trustees to establish classes or series in addition to those currently established and to determine the rights and preferences, conversion rights, voting powers, restrictions, limitations, qualifications or terms or conditions of redemptions of the shares of the classes or series. The trustees are also authorized to terminate a class or series without a vote of shareholders under certain circumstances.

Amendments to Declaration of Trust. Amendments to the declaration of trust generally require the consent of shareholders owning more than 50% of shares entitled to vote, voting in the aggregate. Certain amendments may be made by the trustees without a shareholder vote, and any amendment to the voting requirements contained in the declaration of trust requires the approval of two-thirds of the outstanding shares, voting in the aggregate and not by class except to the extent that applicable law or the declaration of trust may require voting by class.

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Shareholder, Trustee and Officer Liability. The declaration of trust of each Fund provides that shareholders have no personal liability for the acts or obligations of the Fund and require the Fund to indemnify a shareholder from any loss or expense arising solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or for some other reasons. In addition, the Fund will assume the defense of any claim against a shareholder for personal liability at the request of the shareholder. Similarly, the declaration of trust provides that any person who is a trustee, officer or employee of the Fund is not personally liable to any person in connection with the affairs of the Fund, other than to the Fund and its shareholders arising from bad faith, willful misfeasance, gross negligence or reckless disregard for his or her duty. The declaration of trust further provides for indemnification of such persons and advancement of the expenses of defending any such actions for which indemnification might be sought. The declaration of trust also provides that the trustees may rely in good faith on expert advice.

Derivative Actions. Massachusetts has what is commonly referred to as a “universal demand statute,” which requires that a shareholder make a written demand on the board, requesting the trustees to bring an action, before the shareholder is entitled to bring or maintain a court action or claim on behalf of the entity.

Post-Merger Tender Offer

Following the elimination of the Acquiring Fund’s Contingent Term Provision, the Acquiring Fund will have transitioned from a term structure to a perpetual structure. As a result, Acquiring Fund shareholders (including Target Fund shareholders as shareholders of the combined fund following the Merger) would be foregoing the potential incremental return from receiving the then-current net asset value at the Fund’s liquidation, which may be higher than the market price for the Fund’s common shares at such time. In consideration of the foregoing, the Board has authorized the Acquiring Fund to conduct a tender offer following the elimination of the Acquiring Fund’s Contingent Term Provision pursuant to which the Fund will offer to purchase up to 20% of its then outstanding common shares (the “Tender Offer”) at a price per share, without interest, equal to the net asset value per share of its common shares as determined as of the close of regular trading on the NYSE on the expiration date of the Tender Offer, less a repurchase fee attributable to the direct costs of the Tender Offer. Such costs may include, but are not limited to, legal fees and printing, mailing and other expenses. Based on information provided by Nuveen Fund Advisors, the Board estimates that the repurchase fee will be approximately 0.10% of the value of each share tendered.

The Acquiring Fund expects to publicly announce the Tender Offer within 60 days, with payment for common shares purchased in the Tender Offer to take place within 120 days, of the closing of the Merger (if all of the approvals required for the Merger are received), or completion of the shareholder meeting, including any adjournments thereof (if all of the approvals for the Merger are not received but the elimination of the Acquiring Fund’s Contingent Term Provision is approved), if the Acquiring Fund’s common shares are trading below net asset value on average over the 10 trading day period preceding the Fund’s announcement of the Tender Offer.

A sale of Acquiring Fund common shares in the Tender Offer will be a taxable transaction for U.S. federal income tax purposes. Depending on the particular circumstances of a participating Acquiring Fund shareholder, and the number of shares tendered and purchased pursuant to the Tender Offer, the sale of shares pursuant to the Tender Offer will be treated as either (i) a “sale or exchange” of those shares, producing gain or loss equal to the difference, if any, between the amount of cash

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received and the shareholder’s adjusted tax basis in the shares sold pursuant to the offer, or (ii) the receipt of a distribution from the Acquiring Fund, taxable as a dividend to the extent of such shareholder’s allocable share of the Acquiring Fund’s current and accumulated earnings and profits.

In order to pay for common shares purchased in the Tender Offer, the Acquiring Fund will be required to sell a portion of its portfolio investments. The Acquiring Fund may be required to make such sales under adverse market or economic conditions, which could result in the Fund selling portfolio investments at prices lower than the values at which the Fund carries the investments on its books. The Acquiring Fund currently has significant capital loss carryforwards. However, if, at the time of sale, the Acquiring Fund’s portfolio investments being sold have appreciated in value and the realized gains from such sale were to exceed the amount of the Acquiring Fund’s available capital loss carryforwards, the sale would result in realization of capital gains or investment income that may then need to be distributed to Fund shareholders. In such event, which Nuveen Fund Advisors believes to be unlikely, this may result in U.S. federal income tax liability for persons who remain Acquiring Fund shareholders following the completion of the Tender Offer.

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D.	ADDITIONAL INFORMATION ABOUT THE INVESTMENT POLICIES

Comparison of the Investment Objectives and Policies of the Target Fund and the Acquiring Fund

Investment Objectives and Policies

The Funds have the same investment objectives and, at present, substantially identical investment policies, investment portfolios and risks. The Funds also have the same fundamental and non-fundamental investment restrictions. See “Investment Restrictions” in the Merger SAI. Each Fund’s primary investment objective is to provide current income through investments in taxable municipal securities. As a secondary objective, each Fund seeks to enhance portfolio value and total return. Each Fund currently seeks to achieve its investment objectives by investing primarily in a diversified portfolio of taxable municipal securities known as “Build America Bonds” (previously defined as “BABs”); however, following the closing of the Merger, the Acquiring Fund will seek to achieve its investment objectives by investing primarily in a diversified portfolio of taxable municipal securities.

Each Fund is diversified for purposes of the 1940 Act. Consequently, as to 75% of its assets, a Fund may not invest more than 5% of its total assets in the securities of any single issuer (and in not more than 10% of the outstanding voting securities of an issuer), except that this limitation does not apply to cash, securities of the U.S. Government, its agencies and instrumentalities, and securities of other investment companies.

Under normal circumstances, each Fund currently will invest at least 80% of its Managed Assets in BABs. This investment policy may be changed with 60 days’ notice to shareholders. Each Fund may invest up to 20% of its Managed Assets in securities other than BABs, including taxable municipal securities that do not qualify for federal support, municipal securities the interest income from which is exempt from regular U.S. federal income tax (sometimes referred to as “tax-exempt municipal securities”), U.S. Treasury securities and obligations of the U.S. Government, its agencies and instrumentalities. Each Fund may purchase BABs (including for purposes of the 80% test) and other municipal securities (taxable or tax-exempt) in the form of bonds, notes, leases or certificates of participation; structured as callable or non-callable; with payment forms that include fixed-coupon, variable rate, zero coupon, capital appreciation bonds, floating rate securities, inverse floating rate securities and other derivative instruments that replicate investment exposure to BABs or other municipal securities. Such BABs and other municipal securities may be acquired through investments in pooled vehicles, partnerships or other investment companies. Each Fund may also purchase BABs and other municipal securities representing a wide range of sectors and purposes.

Upon the elimination of the Acquiring Fund’s Contingent Term Provision, the Acquiring Fund will adopt certain changes to its non-fundamental investment policies to implement a broader taxable municipal bond investment mandate that over time is intended to promote increased diversification of credit and total return opportunities by investing at least 80% of its assets in taxable municipal securities. The proposed elimination of the term structure, combined with the expanded investment mandate, would allow the Acquiring Fund’s portfolio managers to retain less liquid, higher yielding securities as well as pursue attractive investment opportunities across the taxable municipal bond market without regard to liquidity at the termination date. Over time, Nuveen Fund Advisors believes such flexibility may enhance common share net earnings and distribution potential.

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Under normal circumstances, each Fund will invest at least 80% of its Managed Assets in securities that at the time of investment are investment grade quality. A security is considered investment grade quality if it is rated within the four highest letter grades (BBB or Baa or better) by at least one of the nationally recognized statistical rating organizations (“NRSROs”) that rate such security (even if it is rated lower by another), or if it is unrated by any NRSRO but judged to be of comparable quality by Nuveen Asset Management. Each Fund may invest up to 20% of its Managed Assets in securities rated below investment grade or are unrated by any NRSRO but judged to be of comparable quality by Nuveen Asset Management.

Securities of below-investment-grade quality (Ba/BB or below) are commonly referred to as “junk bonds.” Municipal securities rated below-investment-grade quality are obligations of issuers that are considered predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal according to the terms of the obligation and, therefore, carry greater investment risk, including the possibility of issuer default and bankruptcy and increased market price volatility. Municipal securities rated below-investment-grade tend to be less marketable than higher-quality securities because the market for them is less broad. The market for unrated municipal securities is even narrower. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly and a Fund may have greater difficulty selling its holdings of these types of portfolio securities. A Fund will be more dependent on the Adviser’s and/or the Sub-Adviser’s research and analysis when investing in these securities.

Municipal securities rated Baa or BBB are considered “investment grade” securities. Issuers of municipal securities rated BBB or Baa are regarded as having average creditworthiness relative to other U.S. municipal issuers; however, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the issuer to meet its financial commitments.

The foregoing credit quality policy targets apply only at the time a security is purchased, and a Fund is not required to dispose of a security in the event that a rating agency upgrades or downgrades its assessment of the credit characteristics of a particular issuer or that valuation changes of various municipal securities cause the Fund’s portfolio to fail to satisfy those targets. In determining whether to retain or sell such a security, the Adviser and/or the Sub-Adviser may consider such factors as the Adviser’s and/or the Sub-Adviser’s assessment of the credit quality of the issuer of such security, the price at which such security could be sold and the rating, if any, assigned to such security by other rating agencies. The credit ratings assigned by rating agencies from time to time, represent their opinions as to the quality of the municipal securities they rate. However, it should be emphasized that ratings are general and are not absolute standards of quality. Consequently, municipal securities with the same maturity, coupon and rating may have different yields while obligations of the same maturity and coupon with different ratings may have the same yield. A general description of the ratings of municipal securities by S&P, Moody’s and Fitch is set forth in Appendix A to the Merger SAI.

Each Fund will generally invest in securities with intermediate- or long-term maturities. The Funds anticipate having a weighted average maturity of 15 to 35 years. The weighted average maturity of securities held by a Fund may be shortened or lengthened, depending on market conditions and on an assessment by the Fund’s portfolio manager of which segments of the securities market offer the most favorable relative investment values and opportunities for income and total return. As of January 31, 2018, the average effective maturities of the portfolios of the Target Fund and the Acquiring Fund were 24.01 and 22.92 years, respectively.

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Each Fund may invest up to 25% of its Managed Assets in municipal securities in any one industry or in any one state of origin.

Each Fund also may invest up to 20% of its total assets in certain derivative instruments to enhance returns. Such derivatives include financial futures contracts, swap contracts (including interest rate and credit default swaps), options on financial futures, options on swap contracts, or similar instruments. This limit will apply to the investment exposure created by those derivative instruments. Inverse floating rate securities are not regarded as derivatives for this purpose. Nuveen Asset Management may also use derivative instruments to hedge some of the risk of a Fund’s investments in municipal securities.

Each Fund may use leverage (“regulatory leverage”) to the extent permitted by the 1940 Act. Regulatory leverage consists of “senior securities” as defined under the 1940 Act, which include (1) borrowings, including loans from financial institutions; (2) issuances of debt securities; and (3) issuances of preferred shares of beneficial interest ((1),(2), and (3) are hereinafter collectively referred to as regulatory leverage). Each Fund may also use other forms of leverage including, but not limited to, reverse repurchase agreements and portfolio investments that have the economic effect of leverage, including, but not limited to, investments in inverse floating rate securities of tender option bond trusts. The use of leverage creates special risks for common shareholders. See “B. Risk Factors—General Risks of Investing in the Funds—Leverage Risk.”

As of April 13, 2018, each Fund employs leverage through reverse repurchase agreements and investments in inverse floating rate securities of tender option bond trusts.

If, for any twenty-four month period ending on or prior to December 31, 2014, there have been no new issuances of BABs or other taxable municipal securities with interest payments subsidized by the U.S. Government through direct pay subsidies, as a fundamental policy, the Target Fund and Acquiring Fund will terminate (the “Contingent Term Provision”) on or around December 31, 2020 and June 30, 2020, respectively. Because the issuance of Build America Bonds ceased on December 31, 2010, each Fund currently will terminate pursuant to its Contingent Term Provision. Shareholders of the Acquiring Fund are being solicited pursuant to this Joint Proxy Statement/Prospectus to eliminate the Acquiring Fund’s Contingent Term Provision. (See Proposal No. 3—Approval of Elimination of Fundamental Policy of the Acquiring Fund.) As noted elsewhere in this Joint Proxy Statement/Prospectus, if Proposal No. 3 is approved by shareholders of the Acquiring Fund, the Acquiring Fund’s Contingent Term Provision will be eliminated, regardless of whether or not the Merger is completed. However, the closing of the Merger is contingent upon the elimination of the Acquiring Fund’s Contingent Term Provision.

During temporary defensive periods or in order to keep cash fully invested, the Funds may deviate from their investment policies and objectives. During such periods, a Fund may invest up to 100% of its Managed Assets in short-term investments, including high quality, short-term securities that may be either tax-exempt or taxable, or may invest in short-, intermediate-, or long-term U.S. Treasury Bonds. There can be no assurance that such strategies will be successful.

Except for each Fund’s investment objectives and Contingent Term Provision, which are fundamental policies of the Fund, each of the foregoing investment policies, including each Fund’s investment policy of investing at least 80% of its Managed Assets in certain assets, is a non-fundamental investment policy that can be changed by the Fund’s Board without a shareholder vote.

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However, each Fund’s investment policy to invest at least 80% of its Managed Assets in certain assets may be changed by the Board only following the provision of 60 days’ prior notice to shareholders. The Funds can only change their fundamental investment restrictions with the approval of the holders of a “majority of the outstanding voting securities” of a Fund as is defined in the 1940 Act. When used with respect to particular shares of a Fund, a “majority of the outstanding voting securities” means the vote of (i) 67% or more of a Fund’s shares present at a meeting, if the holders of more than 50% of the Fund’s shares are present or represented by proxy; or (ii)  more than 50% of the Fund’s outstanding common shares, whichever is less.

Integrated Leverage and Hedging Strategy

Each Fund employs an integrated leverage and hedging strategy to seek to enhance its potential current income and longer-term risk-adjusted total return, while seeking to maintain a level of interest rate risk comparable to that of the Barclays Capital Build America Bond Index (the “Index”). Following the elimination of the Acquiring Fund’s Contingent Term Provision, the Index will change to the S&P Taxable Municipal Bond Index. Each Fund uses leverage instruments that will have a funding cost based on short- to intermediate-term market interest rates. Because such interest rates are expected to be generally lower than the yields on the long-term bonds in which a Fund invests, Nuveen Asset Management believes that the use of leverage will generally increase common share net income.

The use of leverage involves increased risk, including increased variability of a Fund’s net income, distributions and/or net asset value in relation to market changes. In particular, leverage increases interest rate risk, which is the risk that the prices of portfolio securities will fall (or rise) if market interest rates for those securities rise (or fall). Each Fund’s hedging strategy seeks to reduce this increased interest rate risk by systematically reducing the leverage-adjusted portfolio duration (duration is a measure of the sensitivity of bond prices to changes in interest rates) to a level comparable to the duration of the Index. This hedging strategy is not expected to reduce other types of risk, such as credit risk, which are also increased by a Fund’s use of leverage. Each Fund’s leverage and hedging techniques are referred to as integrated because a Fund’s use of hedging strategies is expected to be directly calibrated to any increased interest rate risk, relative to the Fund’s benchmark, due to the use of leverage.

Each Fund’s use of derivatives such as bond futures or interest rate swaps in hedging interest rate risk will generate costs that will effectively reduce the Fund’s net asset value. These capital costs may be offset over time by capital appreciation of a Fund’s portfolio. The potential to achieve such capital appreciation will depend largely on Nuveen Asset Management’s investment capabilities in executing a Fund’s investment strategy as well as the performance of BABs relative to the securities underlying the Fund’s hedging instruments. If and to the extent that such capital appreciation does not occur or is less than these hedging costs, however, a Fund’s total returns can be expected to be less than its net earnings (and, over time, distributions).

Portfolio Composition and Other Information

The Funds have substantially identical portfolio compositions. The following investments represent the principal components of each Fund’s portfolio. More detailed information about the Funds’ portfolio investments is contained in the Merger SAI under “Portfolio Composition.”

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Municipal Securities

General. Each Fund may invest in taxable municipal securities (including BABs) and tax-exempt municipal securities, including municipal bonds and notes, other securities issued to finance and refinance public projects, and other related securities and derivative instruments creating exposure to municipal bonds, notes and securities that provide for the payment of interest income that is exempt from regular U.S. federal income tax. Municipal securities are often issued by state and local governmental entities to finance or refinance public projects such as roads, schools, and water supply systems. Municipal securities may also be issued on behalf of private entities or for private activities, such as housing, medical and educational facility construction, or for privately owned transportation, electric utility or pollution control projects. Municipal securities may be issued on a long term basis to provide permanent financing. The repayment of such debt may be secured generally by a pledge of the full faith and credit taxing power of the issuer, a limited or special tax, or any other revenue source, including project revenues, which may include tolls, fees and other user charges, lease payments and mortgage payments. Municipal securities may also be issued to finance projects on a short-term interim basis, anticipating repayment with the proceeds of the later issuance of long-term debt. The Fund may purchase municipal securities in the form of bonds, notes, leases or certificates of participation; structured as callable or non-callable; with payment forms including fixed coupon, variable rate or zero coupon, including capital appreciation bonds, floating rate securities, and inverse floating rate securities; or may be acquired through investments in pooled vehicles, partnerships or other investment companies. Inverse floating rate securities are securities that pay interest at rates that vary inversely with changes in prevailing short-term tax-exempt interest rates and represent a leveraged investment in an underlying municipal security, which could have the economic effect of leverage.

Municipal securities are either general obligation or revenue bonds and typically are issued to finance public projects (such as roads or public buildings), to pay general operating expenses or to refinance outstanding debt. General obligation bonds are backed by the full faith and credit, or taxing authority, of the issuer and may be repaid from any revenue source; revenue bonds may be repaid only from the revenues of a specific facility or source. The Fund also may purchase municipal securities that represent lease obligations, municipal notes, pre-refunded municipal bonds, private activity bonds, floating rate securities and other related securities and may purchase derivative instruments that create exposure to municipal bonds, notes and securities.

The yields on municipal securities depend on a variety of factors, including prevailing interest rates and the condition of the general money market and the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. A municipal security’s market value generally will depend upon its form, maturity, call features, and interest rate, as well as the credit quality of the issuer, all such factors examined in the context of the municipal securities market and interest rate levels and trends. The market value of municipal securities will vary with changes in interest rate levels and as a result of changing evaluations of the ability of their issuers to meet interest and principal payments.

BABs offered an alternative form of financing for state and local government entities whose primary means for accessing the capital markets traditionally had been through issuance of tax-exempt municipal securities. BABs are taxable municipal obligations issued pursuant to the American Recovery and Reinvestment Act of 2009. Enacted in February 2009 with the intent to assist state and local governments in financing capital projects at lower borrowing costs, the American Recovery and Reinvestment Act of 2009 authorized state and local governments to issue taxable bonds on which,

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assuming certain specified conditions are satisfied, issuers may either (i) receive payments from the U.S. Treasury equal to a specified percentage of their interest payments (in the case of direct pay BABs) or (ii) cause investors in the bonds to receive federal tax credits (in the case of tax credit BABs). Unlike most other municipal obligations, interest received on BABs is subject to U.S. federal income tax and may be subject to state income tax. Under the terms of the American Recovery and Reinvestment Act of 2009, issuers of direct pay BABs are entitled to receive payments from the U.S. Treasury currently equal to 35% (or 45% in the case of Recovery Zone Economic Development Bonds) of the interest paid on the bonds. Holders of tax credit BABs receive a federal tax credit currently equal to 35% of the coupon interest received. The Funds do not expect to receive (or pass through to common shareholders) tax credits as a result of its investments. The federal interest subsidy or tax credit continues for the life of the bonds, provided that the issuer continues to meet all applicable program eligibility requirements.

Pursuant to the terms of the American Recovery and Reinvestment Act of 2009, the issuance of Build America Bonds ceased on December 31, 2010. As a result, the availability of such bonds is limited and there can be no assurance that Build America Bonds will be actively traded. The market for the bonds and/or their liquidity may be negatively affected. No further issuance is permitted unless Congress were to renew the program at a future date.

Municipal Leases and Certificates of Participation. Each Fund also may purchase municipal securities that represent lease obligations and certificates of participation in such leases. These carry special risks because the issuer of the securities may not be obligated to appropriate money annually to make payments under the lease. A municipal lease is an obligation in the form of a lease or installment purchase that is issued by a state or local government to acquire equipment and facilities. Income from such obligations generally is exempt from state and local taxes in the state of issuance. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of “non-appropriation” clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. In addition, such leases or contracts may be subject to the temporary abatement of payments in the event the issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment or facilities. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might prove difficult, time consuming and costly, and result in a delay in recovering, or the failure to recover fully, a Fund’s original investment. To the extent that a Fund invests in unrated municipal leases or participates in such leases, the credit quality rating and risk of cancellation of such unrated leases will be monitored on an ongoing basis. In order to reduce this risk, each Fund will purchase municipal securities representing lease obligations only where the Adviser and/or the Sub-Adviser believes the issuer has a strong incentive to continue making appropriations until maturity.

A certificate of participation represents an undivided interest in an unmanaged pool of municipal leases, an installment purchase agreement or other instruments. The certificates typically are issued by a municipal agency, a trust or other entity that has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase agreements. Such certificates provide a Fund with the right to a pro rata undivided interest in the underlying

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municipal securities. In addition, such participations generally provide a Fund with the right to demand payment, on not more than seven days’ notice, of all or any part of the Fund’s participation interest in the underlying municipal securities, plus accrued interest.

Municipal Notes. Municipal securities in the form of notes generally are used to provide for short-term capital needs, in anticipation of an issuer’s receipt of other revenues or financing, and typically have maturities of up to three years. Such instruments may include tax anticipation notes, revenue anticipation notes, bond anticipation notes, tax and revenue anticipation notes and construction loan notes. Tax anticipation notes are issued to finance the working capital needs of governments. Generally, they are issued in anticipation of various tax revenues, such as income, sales, property, use and business taxes, and are payable from these specific future taxes. Revenue anticipation notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under federal revenue sharing programs. Bond anticipation notes are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds then provide the funds needed for repayment of the bond anticipation notes. Tax and revenue anticipation notes combine the funding sources of both tax anticipation notes and revenue anticipation notes. Construction loan notes are sold to provide construction financing. Mortgage notes insured by the Federal Housing Administration secure these notes; however, the proceeds from the insurance may be less than the economic equivalent of the payment of principal and interest on the mortgage note if there has been a default. The anticipated revenues from taxes, grants or bond financing generally secure the obligations of an issuer of municipal notes. However, an investment in such instruments presents a risk that the anticipated revenues will not be received or that such revenues will be insufficient to satisfy the issuer’s payment obligations under the notes or that refinancing will be otherwise unavailable.

Pre-Refunded Municipal Securities. The principal of, and interest on, pre-refunded municipal securities are no longer paid from the original revenue source for the securities. Instead, the source of such payments is typically an escrow fund consisting of U.S. Government securities. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded municipal securities. Issuers of municipal securities use this advance refunding technique to obtain more favorable terms with respect to securities that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded municipal securities. However, except for a change in the revenue source from which principal and interest payments are made, the pre-refunded municipal securities remain outstanding on their original terms until they mature or are redeemed by the issuer.

Private Activity Bonds. Private activity bonds are issued by or on behalf of public authorities to obtain funds to provide privately operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Other types of private activity bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute municipal securities, although the current federal tax laws place substantial limitations on the size of such issues.

Inverse Floating Rate Securities. Each Fund may invest in inverse floating rate securities. Inverse floating rate securities are securities whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index. Generally, inverse floating rate securities represent beneficial interests in a special purpose trust, commonly referred to as a “tender option bond

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trust” (“TOB trust”), that holds municipal bonds. The TOB trust typically sells two classes of beneficial interests or securities: floating rate securities (sometimes referred to as short-term floaters or tender option bonds (“TOBs”)), and inverse floating rate securities (sometimes referred to as inverse floaters). Both classes of beneficial interests are represented by certificates or receipts. The floating rate securities have first priority on the cash flow from the municipal bonds held by the TOB trust. In this structure, the floating rate security holders have the option, at periodic short-term intervals, to tender their securities to the trust for purchase and to receive the face value thereof plus accrued interest. The obligation of the trust to repurchase tendered securities is supported by a remarketing agent and by a liquidity provider. As consideration for providing this support, the remarketing agent and the liquidity provider receive periodic fees. The holder of the short-term floater effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate. However, the trust is not obligated to purchase tendered short-term floaters in the event of certain defaults with respect to the underlying municipal bonds or a significant downgrade in the credit rating assigned to the bond issuer.

As the holder of an inverse floating rate investment, a Fund receives the residual cash flow from the TOB trust. Because the holder of the short-term floater is generally assured liquidity at the face value of the security plus accrued interest, the holder of the inverse floater assumes the interest rate cash flow risk and the market value risk associated with the municipal bond deposited into the TOB trust. The volatility of the interest cash flow and the residual market value will vary with the degree to which the trust is leveraged. This is expressed in the ratio of the total face value of the short-term floaters to the value of the inverse floaters that are issued by the TOB trust, and can exceed three times for more “highly leveraged” trusts. All voting rights and decisions to be made with respect to any other rights relating to the municipal bonds held in the TOB trust are passed through, pro rata, to the holders of the short-term floaters and to a Fund as the holder of the associated inverse floaters.

Because any increases in the interest rate on the short-term floaters issued by a TOB trust would reduce the residual interest paid on the associated inverse floaters, and because fluctuations in the value of the municipal bond deposited in the TOB trust would affect only the value of the inverse floater and not the value of the short-term floater issued by the trust so long as the value of the municipal bond held by the trust exceeded the face amount of short-term floaters outstanding, the value of inverse floaters is generally more volatile than that of an otherwise comparable municipal bond held on an unleveraged basis outside a TOB trust. Inverse floaters generally will underperform the market of fixed-rate bonds in a rising interest rate environment (i.e., when bond values are falling), but will tend to outperform the market of fixed-rate bonds when interest rates decline or remain relatively stable. Although volatile in value and return, inverse floaters typically offer the potential for yields higher than those available on fixed-rate bonds with comparable credit quality, coupon, call provisions and maturity. Inverse floaters have varying degrees of liquidity or illiquidity based primarily upon the inverse floater holder’s ability to sell the underlying bonds deposited in the TOB trust at an attractive price.

Each Fund may invest in inverse floating rate securities issued by TOB trusts in which the liquidity providers have recourse to the Fund pursuant to a separate shortfall and forbearance agreement. Such an agreement would require a Fund to reimburse the liquidity provider, among other circumstances, upon termination of the TOB trust for the difference between the liquidation value of the bonds held in the trust and the principal amount and accrued interest due to the holders of floating rate securities issued by the trust. A Fund will enter into such a recourse agreement (1) when the liquidity provider requires such a recourse agreement because the level of leverage in the TOB trust

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exceeds the level that the liquidity provider is willing to support absent such an agreement; and/or (2) to seek to prevent the liquidity provider from collapsing the trust in the event the municipal bond held in the trust has declined in value to the point where it may cease to exceed the face amount of outstanding short-term floaters. In an instance where a Fund has entered such a recourse agreement, the Fund may suffer a loss that exceeds the amount of its original investment in the inverse floating rate securities; such loss could be as great as that original investment amount plus the face amount of the floating rate securities issued by the trust plus accrued interest thereon.

Each Fund will segregate or earmark liquid assets with its custodian in accordance with the 1940 Act to cover its obligations with respect to its investments in TOB trusts.

Each Fund may invest in both inverse floating rate securities and floating rate securities (as discussed below) issued by the same TOB trust.

Floating Rate Securities. Each Fund also may invest in short-term floating rate securities, as described above, issued by TOB trusts. Generally, the interest rate earned will be based upon the market rates for municipal securities with maturities or remarketing provisions that are comparable in duration to the periodic interval of the tender option, which may vary from weekly, to monthly, to other periods of up to one year. Since the tender option feature provides a shorter term than the final maturity or first call date of the underlying municipal bond deposited in the trust, a Fund, as the holder of the floating rate securities, relies upon the terms of the remarketing and liquidity agreements with the financial institution that acts as remarketing agent and/or liquidity provider as well as the credit strength of that institution. As further assurance of liquidity, the terms of the TOB trust provide for a liquidation of the municipal bond deposited in the trust and the application of the proceeds to pay off the floating rate securities. The TOB trusts that are organized to issue both short-term floating rate securities and inverse floaters generally include liquidation triggers to protect the investor in the floating rate securities.

Special Taxing Districts. Special taxing districts are organized to plan and finance infrastructure developments to induce residential, commercial and industrial growth and redevelopment. The bond financing methods such as tax increment finance, tax assessment, special services district and Mello-Roos bonds, generally are payable solely from taxes or other revenues attributable to the specific projects financed by the bonds without recourse to the credit or taxing power of related or overlapping municipalities. They often are exposed to real estate development-related risks and can have more taxpayer concentration risk than general tax-supported bonds, such as general obligation bonds. Further, the fees, special taxes, or tax allocations and other revenues that are established to secure such financings generally are limited as to the rate or amount that may be levied or assessed and are not subject to increase pursuant to rate covenants or municipal or corporate guarantees. The bonds could default if development failed to progress as anticipated or if larger taxpayers failed to pay the assessments, fees and taxes as provided in the financing plans of the districts.

Illiquid Securities

Each Fund may invest up to 15% of its Managed Assets in municipal securities and other instruments that, at the time of investment, are illiquid (i.e., securities that are not readily marketable). For this purpose, illiquid securities may include, but are not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may only be

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resold pursuant to Rule 144A under the Securities Act, that are deemed to be illiquid, and certain repurchase agreements. Inverse floating rate securities or the residual interest certificates of tender option bond trusts are not considered illiquid securities. The Board or its delegate has the ultimate authority to determine which securities are liquid or illiquid. The Board has delegated to Nuveen Asset Management the day-to-day determination of the illiquidity of any security held by a Fund, although it has retained oversight and ultimate responsibility for such determinations. Currently, no definitive liquidity criteria are used. Each Board has directed Nuveen Asset Management, when making liquidity determinations, to consider such factors as (i) the nature of the market for a security (including the institutional private resale market; the frequency of trades and quotes for the security; the number of dealers willing to purchase or sell the security; the amount of time normally needed to dispose of the security; and the method of soliciting offers and the mechanics of transfer), (ii) the terms of certain securities or other instruments allowing for the disposition to a third party or the issuer thereof (e.g., certain repurchase obligations and demand instruments), and (iii) other relevant factors. The assets used to cover OTC derivatives held by a Fund will be considered illiquid until the OTC derivatives are sold to qualified dealers who agree that the Fund may repurchase them at a maximum price to be calculated by a formula set forth in an agreement. The “cover” for an OTC derivative subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the derivative.

Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. Where registration is required, a Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than that which prevailed when it decided to sell. Illiquid securities will be priced at a fair value as determined in good faith by the Board or its delegatee. If, through the appreciation of illiquid securities or the depreciation of liquid securities, a Fund should be in a position where more than 50% of the value of its Managed Assets is invested in illiquid securities, including restricted securities that are not readily marketable, the Fund will take such steps as are deemed advisable by Nuveen Asset Management, if any, to protect liquidity.

When-Issued and Delayed-Delivery Transactions

Each Fund may buy and sell municipal securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15 to 45 days of the trade date. On such transactions, the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment. Beginning on the date a Fund enters into a commitment to purchase securities on a when-issued or delayed delivery basis, the Fund is required under interpretations of the SEC to segregate liquid assets, consisting of cash, cash equivalents or liquid securities having a market value, at all times, at least equal to the amount of the commitment. Income generated by any such assets which provide taxable income for federal income tax purposes is includable in the taxable income of a Fund and, to the extent distributed, will be taxable to shareholders. Each Fund may enter into contracts to purchase municipal securities on a forward basis (i.e., where settlement will occur more than 60 days from the date of the transaction) only to the extent that the Fund specifically collateralizes such obligations with a security that is expected to be called or mature within 60 days before or after the settlement date of the forward transaction. The commitment to purchase securities on a when-issued, delayed delivery or forward basis may involve an element of risk because no interest accrues on the bonds prior to settlement and, at the time of delivery, the market value may be less than cost.

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Derivatives

General. Each Fund may invest in certain derivative instruments in pursuit of its investment objectives. Such instruments include financial futures contracts, swap contracts (including interest rate and credit default swaps), options on financial futures, options on swap contracts or other derivative instruments. Credit default swaps may require initial premium (discount) payments as well as periodic payments (receipts) related to the interest leg of the swap or to the default of a reference obligation. If a Fund is a seller of a contract, the Fund would be required to pay the par (or other agreed upon) value of a referenced debt obligation to the counterparty in the event of a default or other credit event by the reference issuer, such as a U.S. or foreign corporate issuer, with respect to such debt obligations. In return, a Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, a Fund would keep the stream of payments and would have no payment obligations. As the seller, a Fund would be subject to investment exposure on the notional amount of the swap. If a Fund is a buyer of a contract, the Fund would have the right to deliver a referenced debt obligation and receive the par (or other agreed-upon) value of such debt obligation from the counterparty in the event of a default or other credit event (such as a credit downgrade) by the reference issuer, such as a U.S. or foreign corporation, with respect to its debt obligations. In return, a Fund would pay the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the counterparty would keep the stream of payments and would have no further obligations to a Fund. Interest rate swaps involve the exchange by a Fund with a counterparty of their respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments. A Fund will usually enter into interest rate swaps on a net basis; that is, the two payment streams will be netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments.

The Adviser and/or the Sub-Adviser may use derivative instruments to seek to enhance return, to hedge some of the risk of a Fund’s investments in municipal securities or as a substitute for a position in the underlying asset.

There is no assurance that these derivative strategies will be available at any time or that the Adviser and/or the Sub-Adviser will determine to use them for a Fund or, if used, that the strategies will be successful.

Limitations on the Use of Futures, Options on Futures and Swaps. The Adviser has claimed, with respect to each Fund, the exclusion from the definition of “commodity pool operator” under the CEA provided by CFTC Regulation 4.5 and is therefore not currently subject to registration or regulation as such under the CEA with respect to the Fund. In addition, the Sub-Adviser has claimed the exemption from registration as a commodity trading advisor provided by CFTC Regulation 4.14(a)(8) and is therefore not currently subject to registration or regulation as such under the CEA with respect to each Fund. In February 2012, the CFTC announced substantial amendments to certain exemptions, and to the conditions for reliance on those exemptions, from registration as a commodity pool operator. Under amendments to the exemption provided under CFTC Regulation 4.5, if a Fund uses futures, options on futures, or swaps other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums on these positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options that are “in-the-money” at the time of purchase are “in-the-money”) may not exceed 5% of the Fund’s net asset value, or alternatively, the aggregate net notional value of those positions may not

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exceed 100% of the Fund’s net asset value (after taking into account unrealized profits and unrealized losses on any such positions). The CFTC amendments to Regulation 4.5 took effect on December 31, 2012, and each Fund intends to comply with amended Regulation 4.5’s requirements such that the Adviser will not be required to register as a commodity pool operator with the CFTC with respect to the Fund. Each Fund reserves the right to employ futures, options on futures and swaps to the extent allowed by CFTC regulations in effect from time to time and in accordance with the Fund’s policies. However, the requirements for qualification as a “regulated investment company” under Subchapter M of the Code may limit the extent to which a Fund may employ futures, options on futures or swaps.

Structured Notes

Each Fund may utilize structured notes and similar instruments for investment purposes and also for hedging purposes. Structured notes are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an “embedded index”), such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets. The terms of such structured instruments normally provide that their principal and/or interest payments are to be adjusted upwards or downwards (but not ordinarily below zero) to reflect changes in the embedded index while the structured instruments are outstanding. As a result, the interest and/or principal payments that may be made on a structured product may vary widely, depending upon a variety of factors, including the volatility of the embedded index and the effect of changes in the embedded index on principal and/or interest payments. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the referenced index or indices or other assets. Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss.

Other Investment Companies

Each Fund may invest up to 10% of its Managed Assets in securities of other open- or closed-end investment companies (including exchange-traded funds) that invest primarily in municipal securities of the types in which the Fund may invest directly. In addition, each Fund may invest a portion of its Managed Assets in pooled investment vehicles (other than investment companies) that invest primarily in municipal securities of the types in which the Fund may invest directly. Each Fund generally expects that it may invest in other investment companies and/or other pooled investment vehicles either during periods when it has large amounts of uninvested cash or during periods when there is a shortage of attractive, high yielding municipal securities available in the market. Each Fund may invest in investment companies that are advised by the Adviser and/or the Sub-Adviser or their affiliates to the extent permitted by applicable law and/or pursuant to exemptive relief from the SEC. No Fund has applied for, and no Fund currently intends to apply for, such relief. As a shareholder in an investment company, each Fund will bear its ratable share of that investment company’s expenses and would remain subject to payment of its own management fees with respect to assets so invested. Common shareholders would therefore be subject to duplicative expenses to the extent each Fund invests in other investment companies.

The Adviser and/or the Sub-Adviser will take expenses into account when evaluating the investment merits of an investment in an investment company relative to available municipal security investments. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks described herein. The net asset value and market value of leveraged shares will be more volatile, and the yield to common shareholders will tend to fluctuate more than the yield generated by unleveraged shares.

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Zero Coupon Bonds

Each Fund may invest in zero coupon bonds. A zero coupon bond is a bond that typically does not pay interest for the entire life of the obligation or for an initial period after the issuance of the obligation. The market prices of zero coupon bonds are affected to a greater extent by changes in prevailing levels of interest rates and therefore tend to be more volatile in price than securities that pay interest periodically. In addition, because each Fund accrues income with respect to these securities prior to the receipt of such interest, it may have to dispose of portfolio securities under disadvantageous circumstances in order to obtain cash needed to pay income dividends in amounts necessary to avoid unfavorable tax consequences.

The Board of the Target Fund recommends that shareholders vote FOR the approval of the Merger.

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PROPOSAL NO. 2—APPROVAL OF ISSUANCE OF ADDITIONAL COMMON SHARES OF ACQUIRING FUND (SHAREHOLDERS OF THE ACQUIRING FUND ONLY)

Detailed information regarding the proposed Merger of the Target Fund with and into the Merger Sub is described above under “Proposal No. 1.” Common shareholders of the Acquiring Fund are urged to read the disclosure under that proposal for important information about the proposed Merger.

In connection with the proposed Merger, common shares of the Target Fund will be converted into newly issued common shares, par value $0.01 per share, of the Acquiring Fund (with cash being distributed in lieu of any fractional Acquiring Fund common shares). Subject to notice of issuance, the Acquiring Fund expects to list such shares on the NYSE. As soon as practicable following the completion of the Merger, the Merger Sub will distribute its assets to the Acquiring Fund, and the Acquiring Fund will assume the liabilities of the Merger Sub, in complete liquidation and dissolution of the Merger Sub under Massachusetts law. Following the Merger, the Target Fund will terminate its registration as an investment company under the 1940 Act.

Based on information from Nuveen Fund Advisors, LLC, the Funds’ investment adviser, the proposed Merger is intended to benefit shareholders in a number of ways, including, among other things: (i) continued exposure to each Fund’s portfolio of scarce BABs with above-market purchase yields relative to current taxable municipal bond yields and avoidance of sizeable taxable capital gain distributions in connection with a termination of the Fund, which will allow the Acquiring Fund’s portfolio managers to retain less liquid, higher yielding securities as well as pursue attractive investment opportunities across the taxable municipal bond market without regard to liquidity at the termination date that, over time, Nuveen Fund Advisors believes should enhance common share net earnings and distribution potential; (ii) lower operating expenses per common share for the Fund through economies of scale, which are expected to offset the Merger-related borne by each Fund over time, and may support higher common share net earnings and potentially higher distribution rates over time; (iii) improved secondary market trading for common shares as a result of the combined fund’s greater share volume, which may lead to narrower bid-ask spreads and smaller trade-to-trade price movements and, over time, narrower trading discounts relative to net asset value; and (iv) increased portfolio and leverage management flexibility due to the larger asset base of the combined fund. Shares of each Fund currently are trading at a discount to net asset value. While management believes that a greater volume of shares may result in lower bid-ask spreads and narrower discounts over time, market and other factors besides trading volume also impact the discount and there is no assurance regarding the level of the Acquiring Fund’s discount following the Merger.

The aggregate net asset value, as of the Valuation Time, of the Acquiring Fund common shares issued to each Target Fund shareholder in connection with the Merger will equal the aggregate net asset value of the Target Fund common shares held by such shareholder of the Target Fund as of the Valuation Time. Prior to the Valuation Time, the net asset values of the Target Fund and the Acquiring Fund will be reduced by the costs of the Merger borne by each Fund.

No fractional Acquiring Fund common shares will be distributed to the Target Fund’s shareholders in connection with the Merger. The Acquiring Fund’s transfer agent will aggregate all fractional Acquiring Fund common shares that may be due to Target Fund shareholders as of the Closing Date and will sell the resulting whole shares for the account of holders of all such fractional

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interests at a value that may be higher or lower than net asset value, and each such holder will be entitled to a pro rata share of the proceeds from such sale. With respect to the aggregation and sale of fractional shares, the Acquiring Fund’s transfer agent will act directly on behalf of the shareholders entitled to receive fractional shares and will accumulate fractional common shares, sell the shares and distribute the cash proceeds net of brokerage commissions, if any, directly to shareholders entitled to receive the fractional shares (without interest and subject to withholding taxes).

As a result of the Merger, including the issuance of additional common shares by the Acquiring Fund in connection with the Merger, shareholders of each Fund will hold a smaller percentage of the common shares of the combined fund as compared to their percentage holdings of their respective Fund prior to the Merger, and thus, shareholders will hold reduced percentages of ownership in the larger combined entity than they held in the Acquiring Fund or Target Fund individually. See “Proposal No. 1—C. Information About the Merger—Terms of the Merger.”

The Merger will result in no reduction in net asset value of the Acquiring Fund’s common shares, other than to reflect the costs of the Merger. It is expected that no gain or loss will be recognized by the Acquiring Fund for federal income tax purposes as a direct result of the Merger. To the extent that portfolio securities of the Target Fund are sold prior to the closing of the Merger, the Target Fund may realize gains or losses, which may increase or decrease the net capital gains or net investment income to be declared prior to the closing of the Merger and distributed by the Target Fund. The shareholders of the Target Fund will receive a proportionate share of any income and gains realized by the Acquiring Fund and not distributed to its shareholders prior to the closing of the Merger when such income and gains are eventually distributed by the Acquiring Fund. However, because the Target Fund’s current portfolio composition is substantially identical to that of the Acquiring Fund, it is not currently expected that any significant portfolio sales will occur solely in connection with the Merger.

The Acquiring Fund will continue to operate following the Merger as a registered closed-end management investment company with the investment objective and policies described in this Joint Proxy Statement/Prospectus.

While applicable state and federal law does not require the shareholders of the Acquiring Fund to approve the Merger, applicable NYSE rules require shareholder approval of additional Acquiring Fund common shares to be issued in connection with the Merger.

Shareholder approval of the issuance of additional common shares of the Acquiring Fund requires the affirmative vote of a majority (more than 50%) of the votes cast on the proposal, provided a quorum is present. Because the approval of Proposal No. 2 does not require that a minimum percentage of the Acquiring Fund’s outstanding common shares be voted in favor of the proposal, assuming the presence of a quorum, abstentions and broker non-votes will have no effect on the outcome of the vote on this proposal. Broker non-votes are shares held by brokers or nominees, typically in “street name,” as to which (1) instructions have not been received from the beneficial owners or persons entitled to vote and (2) the broker or nominee does not have discretionary authority to vote such shares.

The consummation of the Merger is contingent on the satisfaction or waiver of all closing conditions, including approval of the Merger proposals (Proposal Nos. 1 and 2) by the applicable Fund’s shareholders and the elimination of the Acquiring Fund’s Contingent Term Provision (Proposal No. 3).

The Board of the Acquiring Fund recommends that shareholders of the Acquiring Fund vote FOR the approval of the issuance of additional Acquiring Fund common shares in connection with the Merger.

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PROPOSAL NO. 3—APPROVAL OF ELIMINATION OF FUNDAMENTAL POLICY FOR THE ACQUIRING FUND

(SHAREHOLDERS OF THE ACQUIRING FUND ONLY)

The Acquiring Fund currently seeks to achieve its investment objectives by investing primarily in a diversified portfolio of Build America Bonds (previously defined as “BABs”). Under normal circumstances, the Acquiring Fund will invest at least 80% of its managed assets in BABs, and may invest up to 20% of its Managed Assets in securities other than BABs, including taxable municipal securities that do not qualify for federal support, municipal securities the interest income from which is exempt from regular U.S. federal income tax (sometimes referred to as “tax-exempt municipal securities”), U.S. Treasury securities and obligations of the U.S. Government, its agencies and instrumentalities.

BABs were issued by state and local governments pursuant to the American Recovery and Reinvestment Act of 2009 to finance capital investment in essential service infrastructure projects. Unlike investments in most other municipal securities, interest received on BABs is subject to federal income tax and may be subject to state income tax. To accommodate the possibility that the BABs program would not be extended, the Acquiring Fund adopted at its inception a fundamental policy providing that, if for any twenty-four month period ending on or prior to December 31, 2014, there were no new issuances of BABs or other taxable municipal securities with interest payments subsidized by the U.S. Government through direct pay subsidies, the Fund would terminate on or around June 30, 2020; provided that the Board may extend the term of the Fund for up to six months after that date if deemed to be in the best interests of shareholders, but otherwise may not extend the term of the Fund without shareholder approval (the “Acquiring Fund Contingent Term Provision”). Under its Declaration of Trust, the Acquiring Fund has no limitation on its term of existence.

As of January 1, 2013, there have been no new issuances of BABs or similar U.S. Treasury-subsidized taxable municipal bonds for a 24-month period. Because of this, the Acquiring Fund Contingent Term Provision is now effective and the Acquiring Fund is scheduled to terminate on or around June 30, 2020. If the Acquiring Fund is terminated on such date, the Fund will liquidate all of its assets and, for each share owned, shareholders will receive an amount equal to the net asset value per share for each share owned on the termination date. Because of the steep decline in BAB market yields and resulting increase in BABs prices since the Funds launched, a significant portion of each Fund’s portfolio currently is comprised of BABs with above-market purchase yields and sizeable unrealized capital gains. A liquidation of the full portfolio would cause the Fund to trigger potentially large taxable capital gain distributions as well as the loss of exposure to these bonds and those above-market purchase yields. In addition, the Acquiring Fund does not have an objective of returning its initial net asset value to shareholders and the net asset value as of the liquidation date may be more or less than the purchase price paid by shareholders. If the Acquiring Fund shares are trading at a discount to net asset value, the liquidation of the Acquiring Fund will allow shareholders to exit their position at the higher net asset value. The Acquiring Fund’s shares historically have traded at a discount. The discount as of April 27, 2018, was (6.21)%.

Although BABs are no longer issued, the strong demand from buy-and-hold institutional investors has driven the relative scarcity and significant tightening (shrinking) of credit spreads (the amount of additional yield paid on bonds of lower credit quality) for these types of securities. In addition, Nuveen Fund Advisors believes that BABs remain an attractive investment opportunity due to their distinctive characteristics and has proposed certain changes to the policies of the Acquiring

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Fund, which are designed to offer Fund shareholders (including shareholders of the Target Fund as shareholders of the combined fund following the Merger) the opportunity to retain their investment exposure to the scarce supply of BABs while also preserving the Funds’ current attractive above-market purchase yields and deferring taxable capital gain distributions, if any. However, in anticipation of the termination date, Nuveen Asset Management has begun to take steps to enhance portfolio liquidity, which has resulted in downward pressure on earnings. This transitioning of the Acquiring Fund’s investment portfolio would not be necessary if the Fund was a perpetual fund. The elimination of the Acquiring Fund Contingent Term Provision, effectively converting the Acquiring Fund from a term structure to a perpetual structure, combined with the Fund’s adoption of certain changes to its name and non-fundamental investment policies to implement a broader taxable municipal bond investment mandate that over time is intended to promote increased diversification of credit and total return opportunities by investing at least 80% of its assets in taxable municipal securities, will allow the Fund’s portfolio managers to retain less liquid, higher yielding securities as well as pursue attractive investment opportunities across the taxable municipal bond market without regard to liquidity at the termination date to the extent permitted by its current and post-Merger investment policies. These policies are not changing in connection with the proposals. Over time, Nuveen Fund Advisors believes such flexibility should enhance common share net earnings and distribution potential.

Nuveen Fund Advisors has recommended and the Board, including the independent Board members, of the Acquiring Fund has unanimously approved, and unanimously recommends that shareholders of the Acquiring Fund approve the elimination of the Acquiring Fund Contingent Term Provision in order to enable the Acquiring Fund to continue its investment activities beyond June 30, 2020. By eliminating the Acquiring Fund’s Contingent Term Provision, the Acquiring Fund will have transitioned from a term structure to a perpetual structure. As a result, Acquiring Fund shareholders (including Target Fund shareholders as shareholders of the combined fund following the Merger) would be foregoing the potential incremental return from receiving the then-current net asset value at the Fund’s liquidation, which may be higher than the market price for the Fund’s common shares at such time. In consideration of the foregoing, the Board has authorized the Acquiring Fund to conduct a tender offer following the elimination of its Contingent Term Provision pursuant to which the Fund will offer to purchase up to 20% of its then outstanding common shares (previously defined as the “Tender Offer”) at a price per share, without interest, equal to the net asset value per share of its common shares as determined as of the close of regular trading on the NYSE on the expiration date of the Tender Offer, less a repurchase fee attributable to the direct costs of the Tender Offer. Such costs may include, but are not limited to, legal fees and printing, mailing and other expenses. Based on information provided by Nuveen Fund Advisors, the Board estimates that the repurchase fee will be approximately 0.10% of the value of each share tendered.

The Acquiring Fund expects to publicly announce the Tender Offer within 60 days, with payment for common shares purchased in the Tender Offer to take place within 120 days, of the closing of the Merger (if all of the approvals required for the Merger are received), or completion of the shareholder meeting, including any adjournments thereof (if all of the approvals for the Merger are not received but the elimination of the Acquiring Fund’s Contingent Term Provision is approved), if the Acquiring Fund’s common shares are trading below net asset value on average over the 10 trading day period preceding the Fund’s announcement of the Tender Offer.

A sale of Acquiring Fund common shares in the Tender Offer will be a taxable transaction for U.S. federal income tax purposes. Depending on the particular circumstances of a participating Acquiring Fund shareholder, and the number of shares tendered and purchased pursuant to the Tender Offer, the sale of shares pursuant to the Tender Offer will be treated as either (i) a “sale or exchange” of those shares, producing gain or loss equal to the difference, if any, between the amount of cash received and the shareholder’s adjusted tax basis in the shares sold pursuant to the offer, or (ii) the

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receipt of a distribution from the Acquiring Fund, taxable as a dividend to the extent of such shareholder’s allocable share of the Acquiring Fund’s current and accumulated earnings and profits.

In order to pay for common shares purchased in the Tender Offer, the Acquiring Fund will be required to sell a portion of its portfolio investments. The Acquiring Fund may be required to make such sales under adverse market or economic conditions, which could result in the Fund selling portfolio investments at prices lower than the values at which the Fund carries the investments on its books. The Acquiring Fund currently has significant capital loss carryforwards. However, if, at the time of sale, the Acquiring Fund’s portfolio investments being sold have appreciated in value and the realized gains from such sale were to exceed the amount of the Acquiring Fund’s available capital loss carryforwards, the sale would result in realization of capital gains or investment income that may then need to be distributed to Fund shareholders. In such event, which Nuveen Fund Advisors believes to be unlikely, this may result in U.S. federal income tax liability for persons who remain Acquiring Fund shareholders following the completion of the Tender Offer.

The Adviser believes that eliminating the term feature will allow shareholders to maintain investment exposure to a portfolio that has historically provided attractive yields relative to other taxable municipal securities and will allow shareholders to defer the recognition of potentially sizeable taxable gains, if any. Approval of this proposal will also allow the Merger to occur, which may result in benefits to the combined fund from economics of scale. See Proposal No. 1 beginning at page 1 and Proposal No. 2 beginning at page 66.

Shareholder approval of the elimination of the Acquiring Fund Contingent Term Provision requires the affirmative vote of the holders of a “majority of the outstanding voting securities” of the Acquiring Fund as is defined in the 1940 Act. For this purpose, a “majority of the outstanding voting securities” means the vote of (1) 67% or more of the Acquiring Fund’s common shares present at a meeting, if the holders of more than 50% of the Acquiring Fund’s common shares are present or represented by proxy; or (2) more than 50% of the Acquiring Fund’s outstanding common shares, whichever is less. Because the approval of Proposal No. 3 requires that a minimum percentage of the Acquiring Fund’s outstanding common shares be voted in favor of the proposal, abstentions and broker non-votes will have the same effect as a vote against this proposal. Broker non-votes are shares held by brokers or nominees, typically in “street name,” as to which (1) instructions have not been received from the beneficial owners or persons entitled to vote and (2) the broker or nominee does not have discretionary authority to vote such shares.

If the requisite shareholder approval to eliminate the Acquiring Fund Contingent Term Provision is not obtained, the Merger, Tender Offer, non-fundamental investment policy changes and name change will not occur and the Acquiring Fund will continue to operate under its current name and investment polices until it terminates on or around June 30, 2020, and the Fund will distribute all of its net assets to shareholders of record as of the date of liquidation. If the Merger does not take effect, shareholders will forego any potential benefits that may arise from economies of scale resulting from the larger asset size of the combined fund following the closing of the Merger.

If this Proposal No. 3 is approved by shareholders of the Acquiring Fund, the Acquiring Fund Contingent Term Provision will be eliminated and the Tender Offer will be announced, regardless of whether or not the Merger proposals (Proposal Nos. 1 and 2) are approved by the Funds’ shareholders. If the Merger is consummated, the Acquiring Fund’s non-fundamental investment policy change and name change will take effect as of the closing date or as soon as practicable thereafter. Otherwise, these changes will take effect upon completion of the shareholder meeting, including any adjournments thereof.

The Board of the Acquiring Fund recommends that shareholders of the Acquiring Fund vote FOR the elimination of the Acquiring Fund Contingent Term Provision.

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PROPOSAL NO. 4—THE ELECTION OF BOARD MEMBERS (SHAREHOLDERS OF EACH FUND)

Pursuant to the organizational documents of each Fund, the Board is divided into three classes (Class I, Class II and Class III), to be elected by the holders of the outstanding shares to serve until the third succeeding annual meeting of shareholders subsequent to their election or thereafter, in each case until their successors have been duly elected and qualified.

Four (4) Board Members are to be elected by holders of shares. Board Members Cook, Evans, Moschner and Schneider have been designated as Class III Board Members and are nominees for election at the Annual Meeting to serve for a term expiring at the 2021 annual meeting of shareholders or until their successors have been duly elected and qualified. Board Members Hunter, Nelson, Toth, Stockdale, Stone, Young and Wolff are current and continuing Board Members. Board Members Hunter, Stockdale, Stone and Wolff have been designated as Class I Board Members for a term expiring at the 2019 annual meeting of shareholders or until their successors have been duly elected and qualified. Board Members Nelson, Toth and Young have been designated as Class II Board Members for a term expiring at the 2020 annual meeting of shareholders or until their successors have been duly elected and qualified.

It is the intention of the persons named in the enclosed proxy to vote the shares represented thereby for the election of the nominees listed in the table below unless the proxy is marked otherwise. Each of the nominees has agreed to serve as a Board Member of each Fund if elected. However, should any nominee become unable or unwilling to accept nomination for election, the proxies will be voted for substitute nominees, if any, designated by that Fund’s current Board.

Class III Board Members Evans and Schneider were last elected at the annual meeting of shareholders held on August 5, 2015. Class III Board Members Cook and Moschner were appointed to the Board on June 22, 2016, effective as of July 1, 2016. Class I Board Members Hunter, Stockdale, Stone and Wolff were last elected at the annual meeting of shareholders held on August 3, 2016. Class II Board Members Nelson, Toth and Young were last elected at the annual meeting of shareholders held on August 2, 2017.

Other than Board Member Cook, each of the Board Members and Board Member nominees is not an “interested person,” as defined in the 1940 Act, of the Fund or of Nuveen Fund Advisors, LLC (previously defined as “Nuveen Fund Advisors” or the “Adviser”), the investment adviser to the Fund, and has never been an employee or director of the Adviser, the Adviser’s parent company, or any affiliate. Accordingly, such Board Members are deemed “Independent Board Members.”

For each Fund, the affirmative vote of a plurality (the greatest number of affirmative votes) of the shares present and entitled to vote at the Annual Meeting will be required to elect each Board Member of that Fund. When there are four (4) nominees for election to the Board, as is the case here, a vote by plurality means the four nominees with the highest number of affirmative votes, regardless of the votes withheld for the nominees, will be elected. Because the election of Board Members does not require that a minimum percentage of a Fund’s outstanding common shares be voted in favor of any nominee, assuming the presence of a quorum, abstentions and broker non-votes will have no effect on the outcome of the election of that Fund’s Board Members.

The Board of each Fund unanimously recommends that shareholders vote FOR the election of each Board Member identified in the table below as designated as a Class III Board Member.

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Board Nominees/Board Members

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years
Nominees/Board Members who are not “interested persons” of the Funds

William J. Schneider(2) c/o Nuveen 333 West Wacker Drive Chicago, IL 60606 1944	Chairman of the Board; Board Member	Term: Class III Board Member until 2018 annual shareholder meeting Length of Service: Since 1996, Chairman of the Board Since July 1, 2013	Chairman of Miller-Valentine Partners Ltd., a real estate investment company; Board Member of WDPR Public Radio Station; formerly, Senior Partner and Chief Operating Officer (retired, 2004) of Miller-Valentine Group; formerly, Director, Dayton Development Coalition; formerly, Board Member, Business Advisory Council, Cleveland Federal Reserve Bank and University of Dayton Business School Advisory Council.	175	None

Jack B. Evans c/o Nuveen 333 West Wacker Drive Chicago, IL 60606 1948	Board Member	Term: Class III Board Member until 2018 annual shareholder meeting Length of Service: Since 1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Public Member Director, (since 2015) American Board of Orthopaedic Surgery; Life Trustee of Coe College and Iowa College Foundation; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm; formerly, Member and President Pro Tem of the Board of Regents for the State of Iowa University System; formerly, Director, The Gazette Company.	175	Director and Chairman, United Fire Group, a publicly held company; formerly, Director, Alliant Energy.

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Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years
William C. Hunter c/o Nuveen 333 West Wacker Drive Chicago, IL 60606 1948	Board Member	Term: Class I Board Member until 2019 annual shareholder meeting Length of Service: Since 2004	Dean Emeritus (since 2012), formerly, Dean (2006-2012), Henry B. Tippie College of Business, University of Iowa; past Director (2005-2015) and past President (2010-2014), Beta Gamma Sigma, Inc., The International Business Honor Society; formerly, Director (1997-2007), Credit Research Center at Georgetown University; formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003).	175	Director (since 2009) of Wellmark, Inc; Director (since 2004) of Xerox Corporation.

Albin F. Moschner c/o Nuveen 333 West Wacker Drive Chicago, IL 60606 1952	Board Member	Term: Class III Board Member until 2018 annual shareholder meeting Length of Service: Since 2016	Founder and Chief Executive Officer, Northcroft Partners, LLC, a management consulting firm (since 2012); previously, held positions at Leap Wireless International, Inc., including Consultant (2011-2012), Chief Operating Officer (2008-2011), and Chief Marketing Officer (2004-2008); formerly, President, Verizon Card Services division of Verizon Communications, Inc. (2000-2003); formerly, President, One Point Services at One Point Communications (1999-2000); formerly, Vice Chairman of the Board, Diba, Incorporated (1996-1997); formerly, various executive positions with Zenith Electronics Corporation (1991-1996).	175	Director, USA Technologies, Inc., a provider of solutions and services to facilitate electronic payment transactions (since 2012); formerly, Director, Wintrust Financial Corporation (1996-2016).

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Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years
John K. Nelson c/o Nuveen 333 West Wacker Drive Chicago, IL 60606 1962	Board Member	Term: Class II Board Member until 2020 annual shareholder meeting Length of Service: Since 2013	Member of Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing and communications strategies for clients; Director of The Curran Center for Catholic American Studies (since 2009) and The President’s Council, Fordham University (since 2010); formerly, senior external advisor to the financial services practice of Deloitte Consulting LLP (2012-2014); formerly, Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice President and Head of Global Markets—the Americas (2006-2007), CEO of Wholesale Banking—North America and Global Head of Foreign Exchange and Futures Markets (2001-2006), and Regional Commercial Treasurer and Senior Vice President Trading—North America (1996-2001); formerly, Trustee at St. Edmund Preparatory School in New York City; formerly, Chair of the Board of Trustees of Marian University (2011-2014).	175	None

Judith M. Stockdale c/o Nuveen 333 West Wacker Drive Chicago, IL 60606 1947	Board Member	Term: Class I Board Member until 2019 annual shareholder meeting Length of Service: Since 1997	Board Member of the U.S. Endowment for Forestry and Communities (since 2013); Board Member of the Land Trust Alliance (since 2013); formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation; prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	175	None

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Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years
Carole E. Stone c/o Nuveen 333 West Wacker Drive Chicago, IL 60606 1947	Board Member	Term: Class I Board Member until 2019 annual shareholder meeting Length of Service: Since 2007	Former Director, Chicago Board Options Exchange, Inc. (2006-2017) and C2 Options Exchange, Incorporated (2009-2017); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010).	175	Director, CBOE Global Markets, Inc., formerly, CBOE Holdings, Inc. (since 2010).

Terence J. Toth(3) c/o Nuveen 333 West Wacker Drive Chicago, IL 60606 1959	Board Member	Term: Class II Board Member until 2020 annual shareholder meeting Length of Service: Since 2008	Formerly, Co-Founding Partner, Promus Capital (2008-2017); Director, Fulcrum IT Service LLC (since 2010), Quality Control Corporation (since 2012); formerly Director, LogicMark LLC (2012-2016); formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); Member, Chicago Fellowship Board (since 2005), Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012) and Chair of its Investment Committee; formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	175	None

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Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years
Margaret L. Wolff c/o Nuveen 333 West Wacker Drive Chicago, IL 60606 1955	Board Member	Term: Class I Board Member until 2019 annual shareholder meeting Length of Service: Since 2016	Formerly, Of Counsel, Skadden, Arps, Slate, Meagher & Flom LLP (Mergers & Acquisitions Group) (2005-2014); Member of the Board of Trustees of New York-Presbyterian Hospital (since 2005); Member (since 2004) and Chair (since 2015) of the Board of Trustees of The John A. Hartford Foundation (a philanthropy dedicated to improving the care of older adults); formerly, Member (2005-2015) and Vice Chair (2011-2015) of the Board of Trustees of Mt. Holyoke College.	175	Formerly,
Member
of the
Board of
Directors
(2013-
2017) of
Travelers
Insurance
Company
of
Canada
and The
Dominion
of
Canada
General
Insurance
Company
(each, a
part of
Travelers
Canada,
the
Canadian
operation
of The
Travelers
Companies,
					Inc.).

Robert L. Young(4) c/o Nuveen 333 West Wacker Drive Chicago, IL 60606 1963	Board Member	Term: Class II Board Member until 2020 annual shareholder meeting Length of Service: Since 2017	Formerly, Chief Operating Officer and Director, J.P. Morgan Investment Management Inc. (2010-2016); formerly, President and Principal Executive Officer (2013-2016), and Senior Vice President and Chief Operating Officer (2005-2010) of J.P. Morgan Funds; formerly, Director and various officer positions for J.P. Morgan Investment Management Inc. (formerly, JPMorgan Funds Management, Inc. and formerly, One Group Administrative Services) and JPMorgan Distribution Services, Inc. (formerly, One Group Dealer Services, Inc.) (1999-2017).	173	None

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Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years
Nominee/Board Member who is an “interested person” of the Funds

Margo L. Cook(5) c/o Nuveen 333 West Wacker Drive Chicago, IL 60606 1964	Board Member	Term: Class III Board Member until 2018 annual shareholder meeting Length of Service: Since 2016	President (since 2017), formerly, Co-Chief Executive Officer and Co-President (2016-2017), formerly, Senior Executive Vice President of Nuveen Investments, Inc.; Executive Vice President (since 2017) of Nuveen LLC; President (since 2017), formerly, Co-President (2016-2017), formerly, Senior Executive Vice President (2015-2016) of Nuveen Fund Advisors, LLC (Executive Vice President since 2011); President, Global Products and Solutions (since July 2017), and Co-Chief Executive Officer (since 2015), formerly, Co-President (2015-2017) and Executive Vice President (2013–2015), of Nuveen Securities, LLC; President (since 2017), Nuveen Alternative Investments, LLC; Chartered Financial Analyst.	175	None

(1)	Length of Time Served indicates the year in which the individual became a Board Member of a fund in the Nuveen fund complex.
(2)	Board Member Schneider is one of several owners and managing members in two limited liability companies and a general partner and one member of the governing body of a general partnership, each engaged in real estate ownership activities. In connection with their ordinary course of investment activities, court appointed receivers have been named for certain individual properties owned by such entities. The individual properties for which a receiver has been appointed represent an immaterial portion of the portfolio assets owned by these entities.
(3)	Board Member Toth has been appointed Chairman of the Board, to take effect July 1, 2018. He serves as a director on the Board of Directors of the Mather Foundation (the “Foundation”) and is a member of its investment committee. The Foundation is the parent of the Mather LifeWays organization, a non-profit charitable organization. Prior to Board Member Toth joining the Board of the Foundation, the Foundation selected Gresham Investment Management (“Gresham”), an affiliate of the Adviser, to manage a portion of the Foundation’s investment portfolio, and pursuant to this selection, the Foundation has invested that portion of its investment portfolio in a private commodity pool managed by Gresham.
(4)	Board Member Young is a Board Member of each of the Nuveen funds except Nuveen Diversified Dividend and Income Fund and Nuveen Real Estate Income Fund.
(5)	Board Member Cook is an “interested person” as defined in the 1940 Act by reason of her position with Nuveen, LLC and/or certain of its subsidiaries.

Board Members Investments in the Funds and the Adviser

In order to create an appropriate identity of interests between Board Members and shareholders, the Boards of Trustees of the Nuveen funds have adopted a governance principle pursuant to which each Board Member is expected to invest, either directly or on a deferred basis, at least the equivalent of one year of compensation in the funds in the Nuveen fund complex.

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The following table sets forth for each Board Member the dollar range of equity securities beneficially owned in each Fund and all Nuveen funds overseen by the Board Member as of December 31, 2017:

Dollar Range of Equity Securities

Name of Board Member/Nominee	Target Fund	Acquiring Fund	Family of Investment Companies(1)
Board Members/Nominees who are not “interested persons” of the Fund
Jack B. Evans	None	None	Over $100,000
William C. Hunter	None	None	Over $100,000
Albin F. Moschner	None	None	Over $100,000
John K. Nelson	None	None	Over $100,000
William J. Schneider	None	None	Over $100,000
Judith M. Stockdale	None	None	Over $100,000
Carole E. Stone	None	None	Over $100,000
Terence J. Toth	None	None	Over $100,000
Margaret L. Wolff	None	None	Over $100,000
Robert L. Young	None	None	$50,001-$100,000
Board Member/Nominee who is an “interested person” of the Fund
Margo L. Cook	None	None	Over $100,000

(1)	The amounts reflect the aggregate dollar range of equity securities beneficially owned by the Board Member in all Nuveen funds overseen by the Board Member as of December 31, 2017.

No Independent Board Member or his or her immediate family member owns beneficially or of record any security of Nuveen Fund Advisors, Nuveen Asset Management, LLC, the Funds’ sub-adviser (previously defined as “Nuveen Asset Management” or the “Sub-Adviser”), Nuveen or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with Nuveen Fund Advisors, Nuveen Asset Management or Nuveen.

As of December 31, 2017, Board Members and officers as a group beneficially owned approximately 1.3 million shares of all funds managed by the Adviser (including shares held by the Board Members through the Deferred Compensation Plan for Independent Board Members and by officers in Nuveen’s 401(k)/profit sharing plan). As of March 1, 2018, each Board Member’s individual beneficial shareholdings of each Fund constituted less than 1% of the outstanding shares of the Fund. As March 1, 2018, the Board Members and officers of the Fund as a group beneficially owned less than 1% of the total outstanding shares of each Fund. Information regarding beneficial owners of 5% or more of any class of shares of any Fund is provided under “General Information—Shareholders of the Target Fund and the Acquiring Fund.”

Compensation

Effective January 1, 2018, each Independent Board Member receives a $185,000 annual retainer, increased from $177,500 as of January 1, 2017, plus: (1) a fee of $6,000 per day, which was increased from $5,750 per day as of January 1, 2017, for attendance in person or by telephone at regularly scheduled meetings of the Board; (2) a fee of $3,000 per meeting for attendance in person or by telephone at special, non-regularly scheduled meetings of the Board where in-person attendance is

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required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required; (3) a fee of $2,500 per meeting for attendance in person or by telephone at Audit Committee meetings where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required; (4) a fee of $2,500 per meeting for attendance in person or by telephone at Compliance, Risk Management and Regulatory Oversight Committee meetings where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required; (5) a fee of $1,000 per meeting for attendance in person or by telephone at Dividend Committee meetings; (6) a fee of $2,500 per meeting for attendance in person or by telephone at Closed-End Funds Committee meetings where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required, provided that no fees are received for meetings held on days on which regularly scheduled Board meetings are held; and (7) a fee of $500 per meeting for attendance in person or by telephone at all other committee meetings ($1,000 for shareholder meetings) where in-person attendance is required and $250 per meeting for attendance by telephone or in person at such committee meetings (excluding shareholder meetings) where in-person attendance is not required, and $100 per meeting when the Executive Committee acts as pricing committee for IPOs, plus, in each case, expenses incurred in attending such meetings; provided that no fees are received for meetings held on days on which regularly scheduled Board meetings are held. In addition to the payments described above, the Chairman of the Board receives $90,000, increased from $80,000, and the chairpersons of the Audit Committee, the Dividend Committee, the Compliance, Risk Management and Regulatory Oversight Committee, the Closed-End Funds Committee and the Nominating and Governance Committee receive $12,500 each as additional annual retainers. Independent Board Members also receive a fee of $3,000 per day for site visits to entities that provide services to the Nuveen funds on days on which no Board meeting is held. When ad hoc committees are organized, the Nominating and Governance Committee will at the time of formation determine compensation to be paid to the members of such committee; however, in general, such fees will be $1,000 per meeting for attendance in person or by telephone at ad hoc committee meetings where in-person attendance is required and $500 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required. The annual retainer, fees and expenses are allocated among the Nuveen funds on the basis of relative net assets, although management may, in its discretion, establish a minimum amount to be allocated to each fund. In certain instances fees and expenses will be allocated only to those Nuveen funds that are discussed at a given meeting.

The Funds do not have retirement or pension plans. Certain Nuveen funds (the “Participating Funds”), including the Acquiring Fund, participate in a deferred compensation plan (the “Deferred Compensation Plan”) that permits an Independent Board Member to elect to defer receipt of all or a portion of his or her compensation as an Independent Board Member. The deferred compensation of a participating Independent Board Member is credited to a book reserve account of the Participating Fund when the compensation would otherwise have been paid to such Independent Board Member. The value of an Independent Board Member’s deferral account at any time is equal to the value that the account would have had if contributions to the account had been invested and reinvested in shares of one or more of the eligible Nuveen funds. At the time for commencing distributions from an Independent Board Member’s deferral account, the Independent Board Member may elect to receive distributions in a lump sum or over a period of five years. The Participating Fund will not be liable for any other fund’s obligations to make distributions under the Deferred Compensation Plan.

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The Funds have no employees. The officers of the Funds and each Board Member who is not an Independent Board Member serve without any compensation from the Funds.

The table below shows, for each Independent Board Member, the aggregate compensation paid by each Fund to the Independent Board Member/nominee for its last fiscal year:

Aggregate Compensation from the Fund(1)

Fund	Jack B. Evans	William C. Hunter	David J. Kundert(2)	Albin E. Moschner(3)	John K. Nelson	William J. Schneider	Judith M. Stockdale	Carole E. Stone	Terence J. Toth	Margaret L. Wolff	Robert L. Young(4)
Target Fund	$1,929	$1,822	$2,001	$813	$1,996	$2,288	$1,795	$1,979	$1,910	$1,601	$—
Acquiring Fund	502	473	484	212	518	565	466	501	496	401	—

Total Compensation from Nuveen Funds Paid to Board Members/Nominees	$352,156	$337,875	$365,903	$318,125	$366,125	$420,018	$329,708	$358,638	$355,825	$329,503	$82,708

(1)	Includes deferred fees. Pursuant to a Deferred Compensation Plan with certain of the Funds, deferred amounts are treated as though an equivalent dollar amount has been invested in shares of one or more Participating Funds. Total deferred fees for the Funds (including the return from the assumed investment in the Participating Funds) payable are:

Fund	Jack B. Evans	William C. Hunter	David J. Kundert(2)	Albin E. Moschner(3)	John K. Nelson	William J. Schneider	Judith M. Stockdale	Carole E. Stone	Terence J. Toth	Margaret L. Wolff	Robert L. Young(4)
Target Fund	$189	$—	$2,001	$—	$—	$2,288	$178	$1,013	$—	$566	$—
Acquiring Fund	—	—	—	—	—	—	—	—	—	—	—

(2)	Mr. Kundert retired from the Board effective December 31, 2017.
(3)	On June 22, 2016, Mr. Moschner was appointed to the Board effective July 1, 2016.
(4)	Mr. Young was appointed to the Board effective July 1, 2017.

Board Leadership Structure and Risk Oversight

The Board of each Fund oversees the operations and management of the Fund, including the duties performed for the Funds by the Adviser. The Board has adopted a unitary board structure. A unitary board consists of one group of board members who serves on the board of every fund in the complex. In adopting a unitary board structure, the Board Members seek to provide effective governance through establishing a board, the overall composition of which will, as a body, possess the appropriate skills, independence and experience to oversee the Nuveen funds’ business. With this overall framework in mind, when the Board, through its Nominating and Governance Committee discussed below, seeks nominees for the Board, the Board Members consider, not only the candidate’s particular background, skills and experience, among other things, but also whether such background, skills and experience enhance the Board’s diversity and at the same time complement the Board given its current composition and the mix of skills and experiences of the incumbent Board Members. The Nominating and Governance Committee believes that the Board generally benefits from diversity of background, experience and views among its members, and considers this a factor in evaluating the composition of the Board, but has not adopted any specific policy on diversity or any particular definition of diversity.

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The Board believes the unitary board structure enhances good and effective governance, particularly given the nature of the structure of the investment company complex. Funds in the same complex generally are served by the same service providers and personnel and are governed by the same regulatory scheme which raises common issues that must be addressed by the Board Members across the fund complex (such as compliance, valuation, liquidity, brokerage, trade allocation or risk management). The Board believes it is more efficient to have a single board review and oversee common policies and procedures, which increases the Board’s knowledge and expertise with respect to the many aspects of fund operations that are complex-wide in nature. The unitary structure also enhances the Board’s influence and oversight over the Adviser and other service providers.

In an effort to enhance the independence of the Board, the Board also has a Chairman that is an Independent Board Member. The Board recognizes that a chairman can perform an important role in setting the agenda for the Board, establishing the boardroom culture, establishing a point person on behalf of the Board for Fund management and reinforcing the Board’s focus on the long-term interests of shareholders. The Board recognizes that a chairman may be able to better perform these functions without any conflicts of interests arising from a position with Fund management. William J. Schneider currently serves as the independent Chairman of the Board. Effective July 1, 2018, Terence J. Toth will replace Mr. Schneider as the Independent Chairman of the Board. Specific responsibilities of the Chairman include: (1) presiding at all meetings of the Board and of the shareholders; (2) seeing that all orders and resolutions of the Board Members are carried into effect; and (3) maintaining records of and, whenever necessary, certifying all proceedings of the Board Members and the shareholders.

Although the Board has direct responsibility over various matters (such as advisory contracts, underwriting contracts and Fund performance), the Board also exercises certain of its oversight responsibilities through several committees that it has established and which report back to the full Board. The Board believes that a committee structure is an effective means to permit Board Members to focus on particular operations or issues affecting the Funds, including risk oversight. More specifically, with respect to risk oversight, the Board has delegated matters relating to valuation and compliance to certain committees (as summarized below) as well as certain aspects of investment risk. In addition, the Board believes that the periodic rotation of Board Members among the different committees allows the Board Members to gain additional and different perspectives of a Fund’s operations. The Board has established six standing committees: the Executive Committee; the Dividend Committee; the Audit Committee; the Compliance, Risk Management and Regulatory Oversight Committee; the Nominating and Governance Committee; and the Closed-End Funds Committee. The Board may also from time to time create ad hoc committees to focus on particular issues as the need arises. The membership and functions of the standing committees are summarized below.

Executive Committee. The Executive Committee, which meets between regular meetings of the Board, is authorized to exercise all of the powers of the Board. As of January 1, 2018, the members of the Executive Committee are William J. Schneider, Chair, Margo L. Cook and Terence J. Toth. During the fiscal year ended March 31, 2018, the Executive Committee did not meet.

Dividend Committee. The Dividend Committee is authorized to declare distributions on each Fund’s shares including, but not limited to, regular and special dividends, capital gains and ordinary income distributions. As of January 1, 2018, the members of the Dividend Committee are William C. Hunter, Chair, Albin F. Moschner, Terence J. Toth and Margaret L. Wolff. During the fiscal year ended March 31, 2018, the Dividend Committee met 4 times.

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Audit Committee. The Board has an Audit Committee, in accordance with Section 3(a)(58)(A) of the Exchange Act, that is composed of Independent Board Members who are also “independent” as that term is defined in the listing standards pertaining to closed-end funds of the NYSE. The Audit Committee assists the Board in: the oversight and monitoring of the accounting and reporting policies, processes and practices of Funds, and the audits of the financial statements of the Funds; the quality and integrity of the financial statements of the Funds; the Funds’ compliance with legal and regulatory requirements relating to the Funds’ financial statements; the independent auditors’ qualifications, performance and independence; and the pricing procedures of the Funds and the internal valuation group of Nuveen. It is the responsibility of the Audit Committee to select, evaluate and replace any independent auditors (subject only to Board and, if applicable, shareholder ratification) and to determine their compensation. The Audit Committee is also responsible for, among other things, overseeing the valuation of securities comprising the Funds’ portfolios. Subject to the Board’s general supervision of such actions, the Audit Committee addresses any valuation issues, oversees the Funds’ pricing procedures and actions taken by Nuveen’s internal valuation group which provides regular reports to the Audit Committee, reviews any issues relating to the valuation of the Funds’ securities brought to its attention, and considers the risks to the Funds in assessing the possible resolutions of these matters. The Audit Committee may also consider any financial risk exposures for the Funds in conjunction with performing its functions.

To fulfill its oversight duties, the Audit Committee receives annual and semi-annual reports and has regular meetings with the external auditors for the Funds and the internal audit group at Nuveen. The Audit Committee also may review, in a general manner, the processes the Board or other Board committees have in place with respect to risk assessment and risk management as well as compliance with legal and regulatory matters relating to the Funds’ financial statements. The Audit Committee operates under a written Audit Committee Charter (the “Charter”) adopted and approved by the Board, which Charter conforms to the listing standards of the NYSE. Members of the Audit Committee are independent (as set forth in the Charter) and free of any relationship that, in the opinion of the Board Members, would interfere with their exercise of independent judgment as an Audit Committee member. A copy of the Charter is attached as Appendix B to this Joint Proxy Statement/Prospectus and is available at www.nuveen.com/closed-end-funds/resources/fund-governance. As of January 1, 2018, the members of the Audit Committee are Jack B. Evans, Chair, William C. Hunter, John K. Nelson, Carole E. Stone and Terence J. Toth, each of whom is an Independent Board Member of the Funds. During the fiscal year ended March 31, 2018, the Audit Committee met 4 times.

Compliance, Risk Management and Regulatory Oversight Committee. The Compliance, Risk Management and Regulatory Oversight Committee (the “Compliance Committee”) is responsible for the oversight of compliance issues, risk management and other regulatory matters affecting the Funds that are not otherwise under or within the jurisdiction of the other committees. The Board has adopted and periodically reviews policies and procedures designed to address the Funds’ compliance and risk matters. As part of its duties, the Compliance Committee: reviews the policies and procedures relating to compliance matters and recommends modifications thereto as necessary or appropriate to the full Board; develops new policies and procedures as new regulatory matters affecting the Funds arise from time to time; evaluates or considers any comments or reports from examinations from regulatory authorities and responses thereto; and performs any special reviews, investigations or other oversight responsibilities relating to risk management, compliance and/or regulatory matters as requested by the Board.

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In addition, the Compliance Committee is responsible for risk oversight, including, but not limited to, the oversight of risks related to investments and operations. Such risks include, among other things, exposures to: particular issuers, market sectors or types of securities; risks related to product structure elements, such as leverage; and techniques that may be used to address those risks, such as hedging and swaps. In assessing issues brought to the Compliance Committee’s attention or in reviewing a particular policy, procedure, investment technique or strategy, the Compliance Committee evaluates the risks to the Funds in adopting a particular approach or resolution compared to the anticipated benefits to the Funds and its shareholders. In fulfilling its obligations, the Compliance Committee meets on a quarterly basis, and at least once a year in person. The Compliance Committee receives written and oral reports from the Funds’ Chief Compliance Officer (“CCO”) and meets privately with the CCO at each of its quarterly meetings. The CCO also provides an annual report to the full Board regarding the operations of the Funds’ and other service providers’ compliance programs as well as any recommendations for modifications thereto. The Compliance Committee also receives reports from the investment services group of Nuveen regarding various investment risks. Notwithstanding the foregoing, the full Board also participates in discussions with management regarding certain matters relating to investment risk, such as the use of leverage and hedging. The investment services group therefore also reports to the full Board at its quarterly meetings regarding, among other things, Fund performance and the various drivers of such performance. Accordingly, the Board directly and/or in conjunction with the Compliance Committee oversees matters relating to investment risks. Matters not addressed at the committee level are addressed directly by the full Board. The Compliance Committee operates under a written charter adopted and approved by the Board, a copy of which is available on the Funds’ website at www.nuveen.com/closed-end-funds/resources/fund-governance. As of January 1, 2018, the members of the Compliance Committee are John K. Nelson, Chair, Albin F. Moschner, Judith M. Stockdale, Margaret L. Wolff and Robert L. Young. During the fiscal year ended March 31, 2018, the Compliance Committee met 9 times.

Nominating and Governance Committee. The Nominating and Governance Committee is responsible for seeking, identifying and recommending to the Board qualified candidates for election or appointment to the Board. In addition, the Nominating and Governance Committee oversees matters of corporate governance, including the evaluation of Board performance and processes, the assignment and rotation of committee members and the establishment of corporate governance guidelines and procedures, to the extent necessary or desirable, and matters related thereto. Although the unitary and committee structure has been developed over the years and the Nominating and Governance Committee believes the structure has provided efficient and effective governance, the Nominating and Governance Committee recognizes that, as demands on the Board evolve over time (such as through an increase in the number of funds overseen or an increase in the complexity of the issues raised), the Nominating and Governance Committee must continue to evaluate the Board and committee structures and their processes and modify the foregoing as may be necessary or appropriate to continue to provide effective governance. Accordingly, the Nominating and Governance Committee has a separate meeting each year to, among other things, review the Board and committee structures, their performance and functions and recommend any modifications thereto or alternative structures or processes that would enhance the Board’s governance over the Funds’ business.

In addition, the Nominating and Governance Committee, among other things: makes recommendations concerning the continuing education of Board Members; monitors performance of legal counsel and other service providers; establishes and monitors a process by which security holders are able to communicate in writing with Board Members; and periodically reviews and makes recommendations about any appropriate changes to Board Member compensation. In the event of a

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vacancy on the Board, the Nominating and Governance Committee receives suggestions from various sources, including shareholders, as to suitable candidates. Suggestions should be sent in writing to William Siffermann, Manager of Fund Board Relations, Nuveen, LLC, 333 West Wacker Drive, Chicago, Illinois 60606. The Nominating and Governance Committee sets appropriate standards and requirements for nominations for new Board Members and each nominee is evaluated using the same standards. However, the Nominating and Governance Committee reserves the right to interview any and all candidates and to make the final selection of any new Board Members. In considering a candidate’s qualifications, each candidate must meet certain basic requirements, including relevant skills and experience, time availability (including the time requirements for due diligence site visits to internal and external sub-advisers and service providers) and, if qualifying as an Independent Board Member candidate, independence from the Adviser, sub-advisers, underwriters or other service providers, including any affiliates of these entities. These skill and experience requirements may vary depending on the current composition of the Board, since the goal is to ensure an appropriate range of skills, diversity and experience, in the aggregate. Accordingly, the particular factors considered and weight given to these factors will depend on the composition of the Board and the skills and backgrounds of the incumbent Board Members at the time of consideration of the nominees. All candidates, however, must meet high expectations of personal integrity, independence, governance experience and professional competence. All candidates must be willing to be critical within the Board and with management and yet maintain a collegial and collaborative manner toward other Board Members. The Nominating and Governance Committee operates under a written charter adopted and approved by the Board, a copy of which is available on the Funds’ website at www.nuveen.com/closed-end-funds/resources/fund-governance, and is composed entirely of Independent Board Members, who are also “independent” as defined by NYSE listing standards. Accordingly, as of January 1, 2018, the members of the Nominating and Governance Committee are William J. Schneider, Chair, Jack B. Evans, William C. Hunter, Albin F. Moschner, John K. Nelson, Judith M. Stockdale, Carole E. Stone, Terence J. Toth, Margaret L. Wolff and Robert L. Young. During the fiscal year ended March 31, 2018, the Nominating and Governance Committee met 5 times.

Closed-End Funds Committee. The Closed-End Funds Committee is responsible for assisting the Board in the oversight and monitoring of the Nuveen funds that are registered as closed-end management investment companies (“Closed-End Funds”). The committee may review and evaluate matters related to the formation and the initial presentation to the Board of any new Closed-End Fund and may review and evaluate any matters relating to any existing Closed-End Fund. The committee operates under a written charter adopted and approved by the Board, a copy of which is available on the Funds’ website at www.nuveen.com/closed-end-funds/resources/fund-governance. As of January 1, 2018, the members of the Closed-End Funds Committee are Carole E. Stone, Chair, Margo L. Cook, Jack B. Evans, Albin F. Moschner, William J. Schneider, Terence J. Toth and Robert L. Young. During the fiscal year ended March 31, 2018, the Closed-End Funds Committee met 4 times.

Board Member Attendance. During the last fiscal year, each Fund’s Board held 13 meetings and each Board Member attended 75% or more of their Fund’s Board meetings and the committee meetings (if a member thereof) held during the period for which such Board Member was a Board Member. The policy of the Board relating to attendance by Board Members at annual meetings of the Funds and the number of Board Members who attended the last annual meeting of shareholders of each Fund is posted on the Funds’ website at www.nuveen.com/closed-end-funds/resources/fund-governance.

Board Diversification and Board Member Qualifications. In determining that a particular Board Member was qualified to serve on the Board, the Board considered each Board Member’s background,

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skills, experience and other attributes in light of the composition of the Board with no particular factor controlling. The Board believes that Board Members need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties, and the Board believes each Board Member satisfies this standard. An effective Board Member may achieve this ability through his or her educational background; business, professional training or practice; public service or academic positions; experience from service as a board member or executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences. Accordingly, set forth below is a summary of the experiences, qualifications, attributes, and skills that led to the conclusion, as of the date of this document, that each Board Member should serve in that capacity. References to the experiences, qualifications, attributes and skills of Board Members are pursuant to requirements of the SEC, do not constitute holding out the Board or any Board Member as having any special expertise or experience and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

Margo L. Cook

Ms. Cook, appointed to serve as an interested Board Member of the Fund, has been Co-Chief Executive Officer and Co-President of Nuveen Investments since March 2016, prior to which she had been Senior Executive Vice President of Nuveen Investments since July 2015. Ms. Cook is a member of the Senior Leadership Team and Executive Vice President (since 2017) of Nuveen, LLC, as well as co-chair of Nuveen Investments’ Management and Operating Committees. She is Co-President (since October 2016), formerly, Senior Executive Vice President (2015-2016) of Nuveen Fund Advisors, LLC and Co-President, Global Products and Solutions, of Nuveen Securities, LLC. Since joining in 2008, she has held various leadership roles at Nuveen Investments, including as Head of Investment Services, responsible for investment-related efforts across the firm. Ms. Cook also serves on the Board of Nuveen Global Fund Investors. Before joining Nuveen Investments, she was the Global Head of Bear Stearns Asset Management’s institutional business. Prior to that, she spent over 20 years within BNY Mellon’s asset management business, including as Chief Investment Officer for Institutional Asset Management and Head of Institutional Fixed Income. Ms. Cook earned her Bachelor of Science degree in finance from the University of Rhode Island, her Executive MBA from Columbia University, and is a Chartered Financial Analyst. She serves as Vice Chair of the University of Rhode Island Foundation Board of Trustees, and Chair of the All Stars Project of Chicago Board. Ms. Cook joined the Board in 2016.

Jack B. Evans

President of the Hall-Perrine Foundation, a private philanthropic corporation, since 1996, Mr. Evans was formerly President and Chief Operating Officer of the SCI Financial Group, Inc., a regional financial services firm headquartered in Cedar Rapids, Iowa. Formerly, he was a member of the Board of the Federal Reserve Bank of Chicago, a Director of Alliant Energy and a Member and President Pro Tem of the Board of Regents for the State of Iowa University System. Mr. Evans is Chairman of the Board of United Fire Group, sits on the Board of The Gazette Company and is a Life Trustee of Coe College. He has a Bachelor of Arts degree from Coe College and an MBA from the University of Iowa. Mr. Evans joined the Board in 1999.

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William C. Hunter

Mr. Hunter became Dean Emeritus of the Henry B. Tippie College of Business at the University of Iowa on June 30, 2012. He was appointed Dean of the College on July 1, 2006. He was previously Dean and Distinguished Professor of Finance at the University of Connecticut School of Business from 2003 to 2006. From 1995 to 2003, he was the Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago. While there he served as the Bank’s Chief Economist and was an Associate Economist on the Federal Reserve System’s Federal Open Market Committee (FOMC). In addition to serving as a Vice President in charge of financial markets and basic research at the Federal Reserve Bank in Atlanta, he held faculty positions at Emory University, Atlanta University, the University of Georgia and Northwestern University. A past Director of the Credit Research Center at Georgetown University, SS&C Technologies, Inc. (2005) and past President of the Financial Management Association International, he has consulted with numerous foreign central banks and official agencies in Western, Central and Eastern Europe, Asia, Central America and South America. From 1990 to 1995, he was a U.S. Treasury Advisor to Central and Eastern Europe. He has been a Director of the Xerox Corporation since 2004 and Wellmark, Inc. since 2009. He is a past Director and past President of Beta Gamma Sigma, Inc., The International Business Honor Society. Mr. Hunter joined the Board in 2004.

Albin F. Moschner

Mr. Moschner is a consultant in the wireless industry and, in July 2012, founded Northcroft Partners, LLC, a management consulting firm that provides operational, management and governance solutions. Prior to founding Northcroft Partners, LLC, Mr. Moschner held various positions at Leap Wireless International, Inc., a provider of wireless services, where he was a consultant from February 2011 to July 2012, Chief Operating Officer from July 2008 to February 2011, and Chief Marketing Officer from August 2004 to June 2008. Before he joined Leap Wireless International, Inc., Mr. Moschner was President of the Verizon Card Services division of Verizon Communications, Inc. from 2000 to 2003, and President of One Point Services at One Point Communications from 1999 to 2000. Mr. Moschner also served at Zenith Electronics Corporation as Director, President and Chief Executive Officer from 1995 to 1996, and as Director, President and Chief Operating Officer from 1994 to 1995. Since 2012, Mr. Moschner has been a member of the Board of Directors of USA Technologies, Inc. and, from 1996 until 2016, he was a member of the Board of Directors of Wintrust Financial Corporation. In addition, he currently serves on the Advisory Boards of the Kellogg School of Management (since 1995) and the Archdiocese of Chicago Financial Council (since May 2012). Mr. Moschner received a Bachelor of Engineering degree in Electrical Engineering from The City College of New York in 1974 and a Master of Science degree in Electrical Engineering from Syracuse University in 1979. Mr. Moschner joined the Board in 2016.

John K. Nelson

Mr. Nelson currently serves on the Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing, and communications strategies for clients. He was formerly a senior external advisor to the financial services practice of Deloitte Consulting LLP. Mr. Nelson has served in several senior executive positions with ABN AMRO Holdings N.V. and its affiliated entities and predecessors, including LaSalle Bank Corporation from 1996 to 2008. From 2007 to 2008, Mr. Nelson was Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division. He was a member of the Foreign Exchange Committee of the Federal

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Reserve Bank of the United States, and during his tenure with ABN AMRO, served as the bank’s representative on various committees of the Bank of Canada, European Central Bank, and the Bank of England. At Fordham University, he currently serves as a director of The Curran Center for Catholic American Studies, and The President’s Council. He is also a member of The Economic Club of Chicago and was formerly a member of The Hyde Park Angels and a Trustee at St. Edmund Preparatory School in New York City. He is former chair of the Board of Trustees of Marian University. Mr. Nelson received his MBA from Fordham University. Mr. Nelson joined the Board in 2013.

William J. Schneider

Mr. Schneider, the Board’s Independent Chairman, is currently Chairman, formerly Senior Partner and Chief Operating Officer (retired, 2004) of Miller-Valentine Partners, a real estate investment company. He is an owner in several other Miller-Valentine entities. He is currently a member of the Board of WDPR Public Radio Station. He was formerly a Director and Past Chair of the Dayton Development Coalition. He was formerly a member of the Community Advisory Board of the National City Bank in Dayton as well as a former member of the Business Advisory Council of the Cleveland Federal Reserve Bank. Mr. Schneider was also a member of the Business Advisory Council for the University of Dayton College of Business. He also served as Chair of the Miami Valley Hospital and as Chair of the Finance Committee of its parent holding company. Mr. Schneider was an independent trustee of the Flagship Funds, a group of municipal open-end funds. Mr. Schneider has a Bachelor of Science in Community Planning from the University of Cincinnati and a Masters of Public Administration from the University of Dayton. Mr. Schneider joined the Board in 1996.

Judith M. Stockdale

Ms. Stockdale retired at the end of 2012 as Executive Director of the Gaylord and Dorothy Donnelley Foundation, a private foundation working in land conservation and artistic vitality in the Chicago region and the Low Country of South Carolina. She is currently a board member of the U.S. Endowment for Forestry and Communities (since 2013) and rejoined the board of the Land Trust Alliance in June 2013. Her previous positions include Executive Director of the Great Lakes Protection Fund, Executive Director of Openlands, and Senior Staff Associate at the Chicago Community Trust. She has served on the Advisory Council of the National Zoological Park, the Governor’s Science Advisory Council (Illinois) and the Nancy Ryerson Ranney Leadership Grants Program. She has served on the Boards of Brushwood Center and the Donors Forum. Ms. Stockdale, a native of the United Kingdom, has a Bachelor of Science degree in geography from the University of Durham (UK) and a Master of Forest Science degree from Yale University. Ms. Stockdale joined the Board in 1997.

Carole E. Stone

Ms. Stone is currently on the Board of Directors of the CBOE Global Markets, Inc. (formerly, CBOE Holdings, Inc.) having previously served on the Boards of the Chicago Board Options Exchange and C2 Options Exchange, Incorporated. Ms. Stone retired from the New York State Division of the Budget in 2004, having served as its Director for nearly five years and as Deputy Director from 1995 through 1999. She has also served as the Chair of the New York Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the boards of directors of several New York State public authorities. Ms. Stone has a Bachelor of Arts in Business Administration from Skidmore College. Ms. Stone joined the Board in 2006.

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Terence J. Toth

Mr. Toth was a Co-Founding Partner of Promus Capital (2008-2017). From 2008 to 2013, he served as a Director of Legal & General Investment Management America, Inc. From 2004 to 2007, he was Chief Executive Officer and President of Northern Trust Global Investments, and Executive Vice President of Quantitative Management & Securities Lending from 2000 to 2004. He also formerly served on the Board of the Northern Trust Mutual Funds. He joined Northern Trust in 1994 after serving as Managing Director and Head of Global Securities Lending at Bankers Trust (1986 to 1994) and Head of Government Trading and Cash Collateral Investment at Northern Trust from 1982 to 1986. He currently serves on the Boards of Chicago Fellowship, Fulcrum IT Service LLC (since 2010), Quality Control Corporation (since 2012) and Catalyst Schools of Chicago. He is on the Mather Foundation Board (since 2012) and is Chair of its Investment Committee. Mr. Toth graduated with a Bachelor of Science degree from the University of Illinois, and received his MBA from New York University. In 2005, he graduated from the CEO Perspectives Program at Northwestern University. Mr. Toth joined the Board in 2008.

Margaret L. Wolff

Ms. Wolff retired from Skadden, Arps, Slate, Meagher & Flom LLP in 2014 after more than 30 years of providing client service in the Mergers & Acquisitions Group. During her legal career, Ms. Wolff devoted significant time to advising boards and senior management on U.S. and international corporate, securities, regulatory and strategic matters, including governance, shareholder, fiduciary, operational and management issues. From 2013 to 2017, she was a Board member of Travelers Insurance Company of Canada and The Dominion of Canada General Insurance Company (each of which is a part of Travelers Canada, the Canadian operation of The Travelers Companies, Inc.). Ms. Wolff has been a trustee of New York-Presbyterian Hospital since 2005 and, since 2004, she has served as a trustee of The John A. Hartford Foundation (a philanthropy dedicated to improving the care of older adults) where she currently is the Chair. From 2005 to 2015, she was a trustee of Mt. Holyoke College and served as Vice Chair of the Board from 2011 to 2015. Ms. Wolff received her Bachelor of Arts from Mt. Holyoke College and her Juris Doctor from Case Western Reserve University School of Law. Ms. Wolff joined the Board in 2016.

Robert L. Young

Mr. Young has more than 30 years of experience in the investment management industry. From 1997 to 2017, he held various positions with J.P. Morgan Investment Management Inc. (“J.P. Morgan Investment”) and its affiliates (collectively, “J.P. Morgan”). Most recently, he served as Chief Operating Officer and Director of J.P. Morgan Investment (from 2010 to 2016) and as President and Principal Executive Officer of the J.P. Morgan Funds (from 2013 to 2016). As Chief Operating Officer of J.P. Morgan Investment, Mr. Young led service, administration and business platform support activities for J.P. Morgan’s domestic retail mutual fund and institutional commingled and separate account businesses, and co-led these activities for J.P. Morgan’s global retail and institutional investment management businesses. As President of the J.P. Morgan Funds, Mr. Young interacted with various service providers to these funds, facilitated the relationship between such funds and their boards, and was directly involved in establishing board agendas, addressing regulatory matters, and establishing policies and procedures. Before joining J.P. Morgan, Mr. Young, a former Certified Public Accountant (CPA), was a Senior Manager (Audit) with Deloitte & Touche LLP (formerly, Touche Ross LLP), where he was employed from 1985 to 1996. During his tenure there, he actively participated in

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creating, and ultimately led, the firm’s midwestern mutual fund practice. Mr. Young holds a Bachelor of Business Administration degree in Accounting from the University of Dayton and, from 2008 to 2011, he served on the Investment Committee of its Board of Trustees. Mr. Young joined the Board in 2017.

Board Member Terms. Pursuant to the organizational documents of each Fund, the Board is divided into three classes, Class I, Class II and Class III, to be elected by the holders of the outstanding common shares and any outstanding preferred shares, voting together as a single class, to serve until the third succeeding annual meeting subsequent to their election or thereafter in each case when their respective successors are duly elected and qualified. These provisions could delay for up to two years the replacement of a majority of the Board. See “Additional Information About the Funds—Certain Provisions in the Funds’ Declarations of Trust and By-Laws.”

Fund Officers

The following table sets forth information with respect to each officer of the Funds. Officers receive no compensation from the Funds. The officers are elected by the Board on an annual basis to serve until successors are elected and qualified.

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years(2)	Number of Portfolios in Fund Complex Served by Officer
Cedric H. Antosiewicz 333 West Wacker Drive Chicago, Illinois 60606 1962	Chief Administrative Officer	Term: Annual Length of Service: Since 2007	Senior Managing Director (since 2017), formerly, Managing Director (2004-2017) of Nuveen Securities LLC; Senior Managing Director (since 2017), formerly, Managing Director (2014-2017) of Nuveen Fund Advisors, LLC.	75

Stephen D. Foy 333 West Wacker Drive Chicago, Illinois 60606 1954	Vice President and Controller	Term: Annual Length of Service: Since 1993	Managing Director (since 2014), formerly, Senior Vice President (2013–2014) and Vice President (2005-2013) of Nuveen Fund Advisors, LLC; Managing Director (since 2016) of Nuveen Alternative Investments, LLC; Managing Director (since 2016) of Nuveen Securities, LLC; Certified Public Accountant.	175

Nathaniel T. Jones 333 West Wacker Drive Chicago, Illinois 60606 1979	Vice President and Treasurer	Term: Annual Length of Service: Since 2016	Managing Director (since 2017), formerly, Senior Vice President (2016-2017), formerly, Vice President (2011-2016) of Nuveen; Chartered Financial Analyst.	175

Walter M. Kelly 333 West Wacker Drive Chicago, Illinois 60606 1970	Chief Compliance Officer and Vice President	Term: Annual Length of Service: Since 2003	Managing Director (since 2017), formerly, Senior Vice President (2008-2017) of Nuveen.	175

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Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years(2)	Number of Portfolios in Fund Complex Served by Officer
David J. Lamb 333 West Wacker Drive Chicago, Illinois 60606 1963	Vice President	Term: Annual Length of Service: since 2015	Managing Director (since 2017), formerly, Senior Vice President of Nuveen (2006-2017), Vice President prior to 2006.	75

Tina M. Lazar 333 West Wacker Drive Chicago, Illinois 60606 1961	Vice President	Term: Annual Length of Service: Since 2002	Managing Director (since 2017), formerly, Senior Vice President (2014-2017) of Nuveen Securities, LLC.	175

Kevin J. McCarthy 333 West Wacker Drive Chicago, Illinois 60606 1966	Vice President and Assistant Secretary	Term: Annual Length of Service: Since 2007	Senior Managing Director (since 2017) and Secretary and General Counsel (since 2016) of Nuveen Investments, Inc., formerly, Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2008-2016); Senior Managing Director (since 2017) and Assistant Secretary (since 2008) of Nuveen Securities, LLC, formerly Executive Vice President (2016-2017) and Managing Director (2008-2016); Senior Managing Director (since 2017), Secretary (since 2016) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC, formerly, Executive Vice President (2016-2017),Managing Director (2008-2016) and Assistant Secretary (2007-2016); Senior Managing Director (since 2017), Secretary (since 2016) and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC, formerly Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2011- 2016); Senior Managing Director (since 2017) and Secretary (since 2016) of Nuveen Investments Advisers, LLC, formerly Executive Vice President (2016-2017); Vice President (since 2007) and Secretary (since 2016), formerly, Assistant Secretary, of NWQ Investment Management Company, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC and Winslow Capital Management, LLC (since 2010); Senior Managing Director (since 2017) and Secretary (since 2016) of Nuveen Alternative Investments, LLC.	175

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Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years(2)	Number of Portfolios in Fund Complex Served by Officer
William T. Meyers 333 West Wacker Drive Chicago, Illinois 60606 1966	Vice President	Term: Annual Length of Service: Since 2018	Senior Managing Director (since 2017), formerly, Managing Director (2016-2017), Senior Vice President (2010-2016) of Nuveen Securities, LLC; Senior Managing Director (since 2017), formerly, Managing Director (2016-2017), Senior Vice President (2010-2016) of Nuveen, has held various positions with Nuveen since 1991.	75

Michael A. Perry 333 West Wacker Drive Chicago, Illinois 60606 1967	Vice President	Term: Annual Length of Service: Since 2017	Executive Vice President (since 2017) of Nuveen Fund Advisors, LLC, previously, Managing Director (2016-2017); Executive Vice President (since 2017) of Nuveen Securities, LLC and Nuveen Alternative Investments, LLC, formerly, Managing Director; formerly, Managing Director (2010-2015) of UBS Securities, LLC.	75

Christopher M. Rohrbacher 333 West Wacker Drive Chicago, Illinois 60606 1971	Vice President and Assistant Secretary	Term: Annual Length of Service: Since 2008	Managing Director (since 2017), formerly, Senior Vice President (2016-2017) and Assistant Secretary (since October 2016) of Nuveen Fund Advisors, LLC; Managing Director (since 2017) of Nuveen Securities LLC; Vice President and Assistant Secretary (since 2010) of Nuveen Commodities Asset Management, LLC.	175

William A. Siffermann 333 West Wacker Drive Chicago, Illinois 60606 1975	Vice President	Term: Annual Length of Service: Since 2017	Managing Director (since 2017), formerly, Senior Vice President (2016-2017) and Vice President (2011-2016) of Nuveen.	175

Joel T. Slager 333 West Wacker Drive Chicago, Illinois 60606 1978	Vice President and Assistant Secretary	Term: Annual Length of Service: Since 2013	Fund Tax Director for Nuveen Funds (since 2013); previously, Vice President of Morgan Stanley Investment Management, Inc., Assistant Treasurer of the Morgan Stanley Funds (from 2010 to 2013).	175

Mark L. Winget 333 West Wacker Drive Chicago, Illinois 60606 1968	Vice President and Assistant Secretary	Term: Annual Length of Service: Since 2008	Vice President and Assistant Secretary of Nuveen Securities, LLC (since 2008); Vice President (since 2010) and Associate General Counsel (since 2008) of Nuveen.	175

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Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years(2)	Number of Portfolios in Fund Complex Served by Officer
Gifford R. Zimmerman 333 West Wacker Drive Chicago, Illinois 60606 1956	Vice President and Secretary	Term: Annual Length of Service: Since 1988	Managing Director (since 2002) and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Vice President (since 2017), formerly, Managing Director (2003-2017) and Assistant Secretary (since 2003) of Symphony Asset Management LLC; Managing Director and Assistant Secretary (since 2002) of Nuveen Investments Advisers, LLC; Vice President and Assistant Secretary of NWQ Investment Management Company, LLC, Santa Barbara Asset Management, LLC (since 2006) and of Winslow Capital Management, LLC (since 2010); Chartered Financial Analyst.	175

(1)	Length of Time Served indicates the year the individual became an officer of a fund in the Nuveen fund complex.
(2)	Information as of March 1, 2018.

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ADDITIONAL INFORMATION ABOUT THE FUNDS

Certain Provisions in the Funds’ Declarations of Trust and By-Laws

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of a Fund. However, each Fund’s declaration of trust contains an express disclaimer of shareholder liability for debts or obligations of the Fund and requires that notice of such limited liability be given in each obligation, contract or instrument made or issued by the Fund or its trustees. Each Fund’s declaration of trust further provides for indemnification out of the assets and property of the Fund for all loss and expense of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a Fund would be unable to meet its obligations. Each Fund believes that the likelihood of such circumstances is remote.

Each Fund’s declaration of trust includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or to convert the Fund to open-end status. Specifically, each Fund’s declaration of trust requires a vote by holders of at least two-thirds of the outstanding shares to authorize (1) a conversion of the Fund from a closed-end to an open-end investment company, (2) a merger or consolidation of the Fund with any corporation, association, trust or other organization or a reorganization of the Fund or a series or class of the Fund, (3) a sale, lease or transfer of all or substantially all of the Fund’s assets (other than in the regular course of the Fund’s investment activities), (4) in certain circumstances, a termination of the Fund or a class or a series of the Fund, or (5) a removal of trustees by shareholders, and then only for cause, unless, with respect to (1) through (4), such transaction has already been authorized by the affirmative vote of two-thirds of the total number of trustees fixed in accordance with the Fund’s declaration of trust or the Fund’s by-laws, in which case the affirmative vote of the holders of at least a majority of the Fund’s outstanding shares is required; provided, however, that, where only a particular class or series is affected (or, in the case of removing a trustee, when the trustee has been elected by only one class), only the required vote by the applicable class or series will be required. However, approval of shareholders is not required for any transaction, whether deemed a merger, consolidation, reorganization or otherwise, whereby the Fund issues shares in connection with the acquisition of assets (including those subject to liabilities) of any other investment company or similar entity. None of the foregoing voting provisions may be amended or repealed except by the vote of at least two-thirds of the outstanding shares.

Each Fund’s declaration of trust provides that the obligations of the Fund are not binding upon the Fund’s trustees individually, but only upon the assets and property of the Fund, and that the trustees will not be liable for errors of judgment or mistakes of fact or law. However, nothing in either Fund’s declaration of trust protects a trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

In addition, each Fund’s by-laws require the Board be divided into three classes with staggered terms. This provision of the by-laws could delay for up to two years the replacement of a majority of the Board. See “Proposal No. 4—The Election of Board Members.”

The provisions of each Fund’s declaration of trust and by-laws described above could have the effect of depriving the shareholders of opportunities to sell their common shares at a premium over the then-current market price of the common shares by discouraging a third party from seeking to obtain

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control of the Fund in a tender offer or similar transaction. The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a third party. However, they provide the advantage of potentially requiring persons seeking control of a Fund to negotiate with its management regarding the price to be paid and facilitating the continuity of the Fund’s investment objective and policies. Each Fund’s Board has considered the foregoing anti-takeover provisions and concluded that they are in the best interests of the respective Fund.

Each Fund’s declaration of trust provides that shareholders will have no right to acquire, purchase or subscribe for any shares or securities of the Fund, other than such right, if any, as the Fund’s Board in its discretion may determine.

Reference should be made to each Fund’s declaration of trust and by-laws on file with the SEC for the full text of these provisions.

Repurchase of Common Shares; Conversion to Open-End Fund

Each Fund is a closed-end management investment company, and as such its shareholders do not have the right to cause the Fund to redeem their common shares. Instead, the common shares of each Fund trade in the open market at a price that is a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, call protection, dividend stability, portfolio credit quality, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Because common shares of closed-end management investment companies may frequently trade at prices lower than net asset value, each Fund’s Board has determined that, at least annually, it will consider action that might be taken to reduce or eliminate any material discount from net asset value in respect of common shares, which may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares at net asset value, or the conversion of the Fund to an open-end investment company. There is no assurance that either Fund’s Board will decide to take any of these actions, or that share repurchases or tender offers will actually reduce market discount.

If a Fund converted to an open-end investment company the common shares would no longer be listed on an exchange. In contrast to a closed-end management investment company, shareholders of an open-end management investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less any redemption charge that is in effect at the time of redemption. See “—Certain Provisions in the Funds’ Declarations of Trust and By-Laws” above for a discussion of the voting requirements applicable to the conversion of a Fund to an open-end management investment company.

Before deciding whether to take any action if the common shares trade below net asset value, a Fund’s Board would consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund’s portfolio, the impact of any action that might be taken on the Fund or its shareholders and market considerations. Based on these considerations, even if a Fund’s common shares should trade at a discount, the applicable Board may determine that, in the interest of the Fund, no action should be taken. See “Repurchase of Fund Shares; Conversion to Open-End Fund” in the Merger SAI for a further discussion of possible action to reduce or eliminate such discount to net asset value.

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Custodian, Transfer Agent, Dividend Disbursing Agent and Redemption and Paying Agent of the Funds

The custodian of the assets of each Fund is State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02111 (the “Custodian”). The Custodian performs custodial, fund accounting and portfolio accounting services. Each Fund’s transfer, shareholder services and dividend disbursing agent and redemption and paying agent is Computershare Inc. and Computershare Trust Company, N.A., 250 Royall Street, Canton, Massachusetts 02021.

Federal Income Tax Matters Associated with Investment in the Acquiring Fund

The following information is meant as a general summary of certain federal income tax matters for U.S. shareholders. Please see the Merger SAI for additional information. Investors should consult their own tax adviser for advice about the particular federal, state and local tax consequences to them of investing in the Acquiring Fund.

The Acquiring Fund has elected to be treated and intends to qualify each year (including the taxable year in which the Merger occurs) as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). In order to qualify as a RIC, the Acquiring Fund must satisfy certain requirements regarding the sources of its income, the diversification of its assets and the distribution of its income. As a RIC, the Acquiring Fund is not expected to be subject to federal income tax on the income and gains it distributes to its shareholders. Because the Target Fund has also elected to be treated and intends to qualify each year as a RIC under Subchapter M of the Code, the following discussion of certain federal income tax matters associated with an investment in the Acquiring Fund generally applies to the Target Fund, with respect to an investment in the Target Fund.

The Acquiring Fund primarily invests in municipal securities whose income is subject to federal income tax. Thus, substantially all of the Acquiring Fund’s dividends paid to you should be treated as taxable dividends. In addition, to ordinary dividends, the Acquiring Fund also may distribute to its shareholders net capital gain distributions (the excess of net long-term capital gain over net short-term capital loss). Net capital gain distributions are generally taxable at rates applicable to long-term capital gains regardless of how long a shareholder has held their shares. Long-term capital gains for noncorporate shareholders are currently taxable at a maximum federal income tax rate of 20%. In addition, certain individuals, estates and trusts are subject to a 3.8% Medicare tax on net investment income, including net capital gains and other taxable dividends. Corporate shareholders are taxed on capital gain at the same rate as applies to ordinary income. The Acquiring Fund does not expect that any part of its distributions to shareholders from its investments will qualify for the dividends-received deduction available to corporate shareholders or as “qualified dividend income” available to noncorporate shareholders. Taxable distributions are taxable whether or not such distributions are reinvested in the Acquiring Fund. Dividend distributions may be subject to state and local taxation, depending on a shareholder’s situation.

If the Acquiring Fund’s total distributions exceed both the current taxable year’s earnings and profits and accumulated earnings and profits from prior years, the excess generally will be treated as a tax-free return of capital up to and including the amount of a shareholder’s tax basis in its shares of the Acquiring Fund, and thereafter as capital gain. Upon a sale of shares of the Acquiring Fund, the amount, if any, by which the sales price exceeds the basis in the shares of the Acquiring Fund is gain

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subject to federal income tax. Because a return of capital reduces basis in the shares of the Acquiring Fund, it will increase the amount of gain or decrease the amount of loss on a shareholder’s subsequent disposition of the shares of the Acquiring Fund.

As a RIC, the Acquiring Fund will not be subject to federal income tax in any taxable year provided that it meets certain distribution requirements. The Acquiring Fund may retain for investment some (or all) of its net capital gains. If the Acquiring Fund retains any net capital gains or investment company taxable income, it will be subject to tax at the regular corporate rate on the amount retained. If the Acquiring Fund retains any net capital gains, it may designate the retained amount as undistributed capital gains in a notice to its shareholders who, if subject to federal income tax on long-term capital gains, (1) will be required to include in income for federal income tax purposes, as long-term capital gain, their share of such undistributed amount; (2) will be entitled to credit their proportionate shares of the federal income tax paid by the Acquiring Fund on such undistributed amount against their federal income tax liabilities, if any; and (3) may claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the basis of shares owned by a shareholder of the Acquiring Fund will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s gross income and the tax deemed paid by the shareholder under clause (2) of the preceding sentence.

If the Acquiring Fund utilizes leverage through borrowings, or otherwise, asset coverage limitations imposed by the 1940 Act as well as additional restrictions that may be imposed by certain lenders on the payment of dividends or distributions potentially could limit or eliminate the Acquiring Fund’s ability to make distributions on its common shares and/or preferred shares, if any, until the asset coverage is restored. These limitations could prevent the Acquiring Fund from distributing at least 90% of its investment company taxable income as is required under the Code and therefore might jeopardize the Acquiring Fund’s qualification as a RIC and might subject the Acquiring Fund to federal income tax or a nondeductible 4% federal excise tax.

Dividends declared by the Acquiring Fund in October, November or December to shareholders of record in one of those months and paid during the following January will be treated as having been paid by the Acquiring Fund and received by shareholders on December 31 of the year the distributions were declared.

Each shareholder will receive an annual statement summarizing the shareholder’s dividend and capital gains distributions.

If the Acquiring Fund invests in tax credit BABs or certain other bonds generating tax credits issued on or before December 31, 2017, it may make an election to pass through the credits to its shareholders. If such an election is made, the Acquiring Fund will be required to (1) include in gross income for the tax year, as interest, an amount equal to the amount that the Acquiring Fund would have included in gross income relating to the credits if the election had not been made and (2) increase the amount of its dividends paid deduction for the tax year by the amount of the income. In addition, each shareholder of the Acquiring Fund (1) will be required to include in gross income an amount equal to the shareholder’s proportionate share of the interest income attributable to the credits and (2) will be permitted to take the shareholder’s proportionate share of the credits against the shareholder’s federal income tax liability. If the Acquiring Fund makes this election, it will inform shareholders concerning their allocable share of tax credits as part of its annual reporting to shareholders. A shareholder’s ability to claim a tax credit associated with one or more tax credit bonds may be subject to certain

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limitations imposed by the Code. The Acquiring Fund does not expect to pass through tax credits to shareholders. If the Acquiring Fund does pass tax credits through to shareholders, shareholders should consult their tax advisors concerning their ability to use such allocated tax credits.

The redemption, sale or exchange of shares normally will result in capital gain or loss to shareholders who hold their shares as capital assets. Generally, a shareholder’s gain or loss will be long-term capital gain or loss if the shares have been held for more than one year. The gain or loss on shares held for one year or less will generally be treated as short-term capital gain or loss. Current law taxes both long-term and short-term capital gains of corporations at the same rate applicable to ordinary income. However, for noncorporate taxpayers, long-term capital gains are currently taxed at a maximum federal income tax rate of 20%, while short-term capital gains are currently taxed at ordinary income rates. An additional 3.8% Medicare tax may also apply to certain individual, estate or trust shareholders’ capital gain from the sale or other disposition of their shares. Any loss on the sale of shares that have been held for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gains received by the shareholder on such shares (including any net capital gains credited to them but retained by the Acquiring Fund). Any loss realized on a sale or exchange of shares of the Acquiring Fund will be disallowed to the extent those shares of the Acquiring Fund are replaced by other substantially identical shares of the Acquiring Fund or other substantially identical stock or securities (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the original shares. In that event, the basis of the replacement shares will be adjusted to reflect the disallowed loss. The deductibility of capital losses is subject to limitations.

If the Acquiring Fund invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the Acquiring Fund elects to include market discount in income currently), the Acquiring Fund must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, the Acquiring Fund must distribute to shareholders, at least annually, all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid) and its net tax-exempt income, including such income it is required to accrue, to qualify as a RIC and (with respect to its ordinary income and capital gain) to avoid federal income and excise taxes. Therefore, the Acquiring Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy these distribution requirements.

The Acquiring Fund may hold or acquire debt securities that are market discount bonds. A market discount bond is a security acquired in the secondary market at a price below its redemption value (or its adjusted issue price if it is also an original issue discount bond). If the Acquiring Fund invests in a market discount bond, it will be required to treat any gain recognized on the disposition of such market discount bond as ordinary taxable income to the extent of the accrued market discount unless the Acquiring Fund elects to include the market discount in taxable income as it accrues.

The Acquiring Fund’s investment in lower rated or unrated debt securities may present issues for the Acquiring Fund if the issuers of these securities default on their obligations because the federal income tax consequences to a holder of such securities are not certain.

Certain of the Acquiring Fund’s investment practices are subject to special provisions of the Code that, among other things, may defer the use of certain deductions or losses of the Acquiring Fund,

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affect the holding period of securities held by the Acquiring Fund and alter the character of the gains or losses realized by the Acquiring Fund. These provisions may also require the Acquiring Fund to recognize income or gain without receiving cash with which to make distributions in the amounts necessary to satisfy the requirements for maintaining RIC status and for avoiding federal income and excise taxes. The Acquiring Fund will monitor its transactions and may make certain tax elections in order to mitigate the effect of these rules and prevent disqualification of the Acquiring Fund as a RIC.

The Acquiring Fund may be required to withhold U.S. federal income tax at a rate of 24% from all distributions and redemption proceeds payable to a shareholder if the shareholder fails to provide the Acquiring Fund with his, her or its correct taxpayer identification number or to make required certifications, or if the shareholder has been notified by the Internal Revenue Service (the “IRS”) (or the IRS notifies the Acquiring Fund) that he, she or it is subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against a shareholder’s U.S. federal income tax liability.

Sections 1471-1474 of the Code and the U.S. Treasury and IRS guidance issued thereunder (collectively, the “Foreign Account Tax Compliance Act” or “FATCA”) generally require the Acquiring Fund to obtain information sufficient to identify the status of each of its shareholders. If a shareholder fails to provide this information or otherwise fails to comply with FATCA, the Acquiring Fund may be required to withhold under FATCA at a rate of 30% with respect to that shareholder on Acquiring Fund dividends and distributions and sale, redemption or exchange proceeds. The Acquiring Fund may disclose the information that it receives from (or concerning) its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA, related intergovernmental agreements or other applicable law or regulation. Investors are urged to consult their own tax advisers regarding the applicability of FATCA and any other reporting requirements with respect to the investor’s own situation, including investments through an intermediary.

Net Asset Value

Each Fund’s net asset value per common share is determined as of the close of the regular session trading (normally 4:00 p.m. Eastern time) on each day the NYSE is open for business. Net asset value is calculated by taking the market value of a Fund’s total assets, including interest or dividends accrued but not yet collected, less all liabilities, and dividing by the total number of shares outstanding. The result, rounded to the nearest cent, is the net asset value per share. All valuations are subject to review by the Fund’s Board or its delegate.

Each Fund’s custodian calculates the Fund’s net asset value. The custodian uses prices for portfolio securities from a pricing service the Fund’s Board has approved. The pricing service values portfolio securities at the mean between the quoted bid and asked price or the yield equivalent when quotations are readily available. Securities for which quotations are not readily available (which will constitute the majority of each Fund’s portfolio securities) are valued at fair value as determined by the Board in reliance upon data supplied by the pricing service. The pricing service uses methods that consider yields or prices of municipal securities of comparable quality, type of issue, coupon, maturity and ratings; dealers’ indications of value; and general market conditions. The pricing service may use electronic data processing techniques or a matrix system, or both. Each Fund’s officers review the pricing service’s procedures and valuations, under the general supervision of the Board.

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Legal Opinions

Certain legal matters in connection with the issuance of Acquiring Fund common shares pursuant to the Agreement will be passed upon by Morgan, Lewis & Bockius LLP, Boston, Massachusetts.

Experts

The financial statements of the Target Fund and the Acquiring Fund appearing in the Funds’ Annual Report for the fiscal year ended March 31, 2017 are incorporated herein. The financial statements as of and for the fiscal years ended March 31, 2017, 2016 and 2015 have been audited by KPMG LLP (“KPMG”), independent registered public accounting firm, as set forth in their reports thereon and incorporated herein. Such financial statements are incorporated herein in reliance upon such reports given on the authority of such firm as experts in accounting and auditing. KPMG provides auditing services to the Target Fund and the Acquiring Fund. The principal business address of KPMG is 200 East Randolph Street, Chicago, Illinois 60601.

During the fiscal year ended March 31, 2015, the Board of each Fund, upon recommendation of the Audit Committee, engaged KPMG as the independent registered public accounting firm to the Funds, replacing Ernst & Young LLP (“Ernst & Young”), which resigned as the independent registered public accounting firm effective August 11, 2014, as a result of the subsequently completed acquisition of Nuveen Investments, Inc. by TIAA.

Ernst & Young’s reports with respect to the financial statements of the Funds for the fiscal years ended prior to March 31, 2015, contained no adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. For the fiscal years ended prior to March 31, 2015 for the Funds and for the period April 1, 2014 through August 11, 2014, there were no disagreements with Ernst & Young on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Ernst & Young, would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the Funds’ financial statements.

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GENERAL INFORMATION

Outstanding Shares of the Target Fund and the Acquiring Fund

The following table sets forth the number of outstanding common shares and certain other share information of each Fund as of March 29, 2018:

(1) Fund	(2) Shares Authorized	(3) Shares Held by Fund for Its Own Account	(4) Shares Outstanding Exclusive of Shares Shown under (3)
Target Fund	unlimited	—	7,205,250
Acquiring Fund	unlimited	—	26,461,985

The shares of the Target Fund are listed and trade on the NYSE under ticker symbol NBD. The shares of the Acquiring Fund are listed and trade on the NYSE under ticker symbol NBB. Upon the closing of the Merger, it is expected that the shares of the Acquiring Fund will continue to be listed on the NYSE.

Shareholders of the Target Fund and the Acquiring Fund

As of March 1, 2018, the members of the Board and officers of the Acquiring Fund as a group owned less than 1% of the total outstanding common shares of the Acquiring Fund, and the members of the Board and officers of the Target Fund as a group owned less than 1% of the total outstanding common shares of the Target Fund.

Information regarding shareholders or groups of shareholders who beneficially own 5% or more of a class of shares of a Fund is provided below. Information in the table below regarding the number and percentage of shares owned is based on a review of Schedule 13D and 13G filings and amendments made with respect to each Fund on or before May 1, 2018. The estimated pro forma information presented is calculated assuming that outstanding common shares were as of September 30, 2017 for each Fund.

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned	Estimated Pro Forma
Target Fund— Common Shares	Sit Investment Associates, Inc. Client Accounts 3300 IDS Center 80 South Eighth Street Minneapolis, MN 55402	773,559	10.74%	2.42%

	Tortoise Investment Management, LLC 2 Westchester Park Drive, Suite 215 White Plains, NY 10604	953,192	13.23%	2.98%

	University of Minnesota Foundation 45 South Seventh Street, Suite 2650 Minneapolis, MN 55402	401,576	5.6%	1.26%
Acquiring Fund— Common Shares	None

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Neither Fund is aware of any person who, as of May 1, 2018, “controls” (within the meaning of the 1940 Act) the Fund. Under the 1940 Act, a person who beneficially owns, directly or indirectly, more than 25% of the voting securities of a fund is presumed to control the fund.

Expenses of Proxy Solicitation

Shareholders will indirectly bear the costs of the Merger, whether or not the Merger is consummated. The total costs of the Merger are estimated to be $840,000, and each Fund’s allocable share of such costs will be reflected in its net asset value at or before the close of trading on the business day immediately prior to the closing of the Merger. The Funds have engaged Computershare Fund Services to assist in the solicitation of proxies at an estimated aggregate cost of $10,500 per Fund plus reasonable expenses, which is included in the foregoing estimate.

The estimated allocation of the Merger-related costs between the Funds is as follows: $235,000 (0.14%) for the Target Fund and $605,000 (0.10%) for the Acquiring Fund (all percentages are based on average net assets attributable to common shares for the six-month semi-annual period ended September 30, 2017). The allocation of the costs of the Merger will be based on the relative expected benefits of the Merger during the average holding period of shareholders of each Fund for the trailing 12 months ended September 30, 2017 (21.5 months and 17.0 months for the Target Fund and Acquiring Fund, respectively). The expected benefits of the Merger are described in the second paragraph under “C. Information About the Merger—General” above.

In addition, in connection with Annual Meeting-related matters unrelated to the Merger, including the election of Board Members for each Fund, the Target Fund will incur approximately $7,200 in costs and the Acquiring Fund will incur approximately $27,700 in costs. These costs are not included in the foregoing estimate.

Audit Committee Report

The Audit Committee of each Fund is responsible for the oversight and monitoring of (1) the accounting and reporting policies, processes and practices, and the audit of the financial statements of each Fund, (2) the quality and integrity of the Funds’ financial statements and (3) the independent registered public accounting firm’s qualifications, performance and independence. In its oversight capacity, the Audit Committee reviews each Fund’s annual financial statements with both management and the independent registered public accounting firm and the committee meets periodically with the independent registered public accounting firm and internal auditors to consider their evaluation of each Fund’s financial and internal controls. The Audit Committee also selects, retains, evaluates and may replace each Fund’s independent registered public accounting firm. The Audit Committee is currently composed of five Independent Board Members and operates under a written charter adopted and approved by each Board. Each Audit Committee member meets the independence and experience requirements, as applicable, of the NYSE, NASDAQ, Section 10A of the 1934 Act and the rules and regulations of the SEC.

The Audit Committee, in discharging its duties, has met with and held discussions with management and each Fund’s independent registered public accounting firm. The Audit Committee has also reviewed and discussed the audited financial statements with management. Management has represented to the independent registered public accounting firm that each Fund’s financial statements were prepared in accordance with generally accepted accounting principles. The Audit Committee has also discussed with the independent registered public accounting firm the matters required to be

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communicated to the Audit Committee by the independent registered public accounting firm pursuant to all applicable Public Company Accounting Oversight Board or other applicable standards. Each Fund’s independent registered public accounting firm provided to the Audit Committee the written disclosure required by Public Company Accounting Oversight Board Rule 3526 (Communications with Audit Committees Concerning Independence), and the Audit Committee discussed with representatives of the independent registered public accounting firm their firm’s independence. As provided in the Audit Committee Charter, it is not the responsibility of the Audit Committee to determine, and the considerations and discussions referenced above do not ensure, that each Fund’s financial statements are complete and accurate and presented in accordance with generally accepted accounting principles.

Based on the Audit Committee’s review and discussions with management and the independent registered public accounting firm, the representations of management and the report of the independent registered public accounting firm to the Audit Committee, the Audit Committee has recommended that the audited financial statements be included in each Fund’s Annual Report.

The current members of the Acquiring Fund Audit Committee are:

Jack B. Evans

William C. Hunter

John K. Nelson

Carole E. Stone

Terence  J. Toth

Appointment of the Independent Registered Public Accounting Firm

Each Fund’s Board has appointed KPMG LLP as independent registered public accounting firm to audit the books and records of each Fund for its current fiscal year. A representative of KPMG LLP will be present at the Annual Meeting to make a statement, if such representative so desires, and to respond to shareholders’ questions. KPMG LLP has informed each Fund that it has no direct or indirect material financial interests in the Funds, Nuveen, the Adviser or any other investment company sponsored by Nuveen.

Audit, Non-Audit, Tax and Other Fees

The following table provides the aggregate fees billed during each Fund’s last two fiscal years by the Fund’s independent registered public accounting firm for engagement directly related to the operations and financial reporting of the Fund including those relating (i) to the Fund for services provided to the Fund and (ii) to the Adviser and certain entities controlling, controlled by, or under common control with the Adviser that provide ongoing services to the Fund (“Adviser Affiliates”).

	Audit Fees		Audit Related Fees				Tax Fees				All Other Fees
	Fund(1)		Fund(2)		Adviser and Adviser Entities		Fund(3)		Adviser and Adviser Entities		Fund(4)		Adviser and Adviser Entities
	Fiscal Year Ended 2016	Fiscal Year Ended 2017	Fiscal Year Ended 2016	Fiscal Year Ended 2017	Fiscal Year Ended 2016	Fiscal Year Ended 2017	Fiscal Year Ended 2016	Fiscal Year Ended 2017	Fiscal Year Ended 2016	Fiscal Year Ended 2017	Fiscal Year Ended 2016	Fiscal Year Ended 2017	Fiscal Year Ended 2016	Fiscal Year Ended 2017
Target Fund	$26,375	$27,290	$—	$—	$—	$—	$—	$—	$—	$—	$629	$—	$—	$—
Acquiring Fund	26,375	27,290	—	—	—	—	—	—	—	—	1,616	—	—	—

(1)	“Audit Fees” are the aggregate fees billed for professional services for the audit of a Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

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(2)	“Audit-Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to a Fund’s common shares and leverage.
(3)	“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculations performed by the principal accountant.
(4)	“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to a Fund’s use of leverage.

Non-Audit Fees. The following table provides the aggregate non-audit fees billed by each Fund’s independent registered accounting firm for services rendered to each Fund, the Adviser and the Adviser Entities during each Fund’s last two completed fiscal years. Less than 50% of each Fund’s principal accountant’s engagement to audit the registrant’s financial statements for the most recent year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

	Total Non-Audit Fees Billed to Fund		Total Non-Audit Fees Billed to adviser and Adviser Entities (Engagements Related Directly to the Operations and Financial Reporting of Fund)		Total Non-Audit Fees Billed to Adviser and Adviser Entities (All Other Engagements)		Total
	Fiscal Year Ended 2016	Fiscal Year Ended 2017	Fiscal Year Ended 2016	Fiscal Year Ended 2017	Fiscal Year Ended 2016	Fiscal Year Ended 2017	Fiscal Year Ended 2016	Fiscal Year Ended 2017
Target Fund	$629	$—	$—	$—	$—	$—	$629	$—
Acquiring Fund	1,616	—	—	—	—	—	1,616	—

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve each Fund’s independent registered public accounting firm’s engagements (1) with the Fund for audit or non-audit services and (2) with the Adviser and Adviser Entities for non-audit services if the engagement relates directly to the operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent registered public accounting firm for each Fund and the Adviser and Adviser Entities (with respect to the operations and financial reporting of each Fund), such engagements will be (1) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (2) reported to the Audit Committee Chairman for his/her verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (3) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

The Audit Committee has approved in advance all audit services and non-audit services that the independent registered public accounting firm provided to each Fund and to the Adviser and Adviser Entities (with respect to the operations and financial reporting of each Fund). None of the services rendered by the independent registered public accounting firm to each Fund or the Adviser or Adviser Entities were pre-approved by the Audit Committee pursuant to the pre-approval exception under Rule 2-01(c)(7)(i)(C) or Rule 2-01(c)(7)(ii) of Regulation S-X.

Section 16(a) Beneficial Interest Reporting Compliance

Section 30(h) of the 1940 Act and Section 16(a) of the Exchange Act require Board Members and officers, the Adviser, affiliated persons of the Adviser and persons who own more than 10% of a registered class of a Fund’s equity securities to file forms reporting their affiliation with that Fund and

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reports of ownership and changes in ownership of that Fund’s shares with the SEC and the NYSE. These persons and entities are required by SEC regulation to furnish the Funds with copies of all Section 16(a) forms they file. Based on a review of these forms furnished to each Fund, each Fund believes that its respective Board Members and officers, the Adviser and affiliated persons of the Adviser have complied with all applicable Section 16(a) filing requirements during its last fiscal year. To the knowledge of management of the Funds, no shareholder of a Fund owns more than 10% of a registered class of a Fund’s equity securities, except as provided above in the section entitled “Shareholders of the Target Fund and the Acquiring Fund.”

Shareholder Proposals

To be considered for presentation at the 2019 annual meeting of shareholders for each of the Funds, a shareholder proposal (including the nomination of an individual for election as a Board Member) submitted pursuant to Rule 14a-8 under the Exchange Act must have been received at the offices of the Funds, 333 West Wacker Drive, Chicago, Illinois 60606, not later than [•]. A shareholder wishing to provide notice in the manner prescribed by Rule 14a-4(c)(1) under the Exchange Act of a proposal (including the nomination of an individual for election as a Board Member) submitted outside of the process of Rule 14a-8 must, pursuant to each Fund’s by-laws, submit such written notice to the respective Fund by the later of 45 days prior to the 2019 annual meeting or the tenth business day following the date the 2019 annual meeting is first publicly disclosed. Timely submission of a proposal does not mean that such proposal will be included in a proxy statement.

The Acquiring Fund expects to hold its 2019 annual meeting of shareholders in August 2019. If Proposal Nos. 1, 2 and 3 are approved and the Merger is consummated, the Target Fund will cease to exist and will not hold its 2019 annual meeting of shareholders. If the Merger is not approved or is not consummated, the Target Fund expects to hold its 2019 annual meeting of shareholders in August 2019.

Shareholder Communications

Fund shareholders who want to communicate with the Board or either Fund or any individual Board Member should write to the attention of Lorna Ferguson, Manager of Fund Board Relations, Nuveen, 333 West Wacker Drive, Chicago, Illinois 60606. The letter should indicate that you are a Fund shareholder and note the Fund or Funds that you own. If the communication is intended for a specific Board Member and so indicates, it will be sent only to that Board Member. If a communication does not indicate a specific Board Member it will be sent to the applicable Independent Chairman and the outside counsel to the applicable Independent Board Members for further distribution as deemed appropriate by such persons.

Fiscal Year

The fiscal year end for each Fund is March 31.

Shareholder Report Delivery

Shareholder reports will be sent to shareholders of record of each Fund following each Fund’s fiscal year end. Each Fund will furnish, without charge, a copy of its annual report and/or semi-annual report as available upon request. Such written or oral requests should be directed to a Fund at 333 West Wacker Drive, Chicago, Illinois 60606 or by calling (800) 257-8787.

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Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on June 21, 2018:

The Joint Proxy Statement/Prospectus is available at http://www.nuveenproxy.com/Closed-End-Fund-Proxy-Information/. For more information, shareholders may also contact the applicable Fund at the address and phone number set forth above.

Please note that only one annual report or proxy statement may be delivered to two or more shareholders of a Fund who share an address, unless the Fund has received instructions to the contrary.

To request a separate copy of an annual report or proxy statement, or for instructions as to how to request a separate copy of such documents in the future or as to how to request a single copy if multiple copies of such documents are received, shareholders should contact the applicable Fund at the address and phone number set forth above.

Other Information

Management of each Fund does not intend to present and does not have reason to believe that others will present any items of business at the Fund’s Annual Meeting, except as described in this Joint Proxy Statement/Prospectus. However, if other matters are properly presented at the meetings for a vote, the proxies will be voted upon such matters in accordance with the judgment of the persons acting under the proxies.

A list of shareholders of each Fund entitled to be present and to vote at the Annual Meetings will be available at the offices of the Funds, 333 West Wacker Drive, Chicago, Illinois 60606, for inspection by any shareholder of the Funds during regular business hours for ten days prior to the date of the Annual Meetings.

In the absence of a quorum for a particular matter, business may proceed on any other matter or matters that may properly come before each Fund’s Annual Meeting if there are present, in person or by proxy, a quorum of shareholders in respect of such other matters. The chairman of the meeting may, whether or not a quorum is present, propose one or more adjournments of a Fund’s Annual Meeting without further notice to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the shares of the Fund present in person or by proxy and entitled to vote at the session of the Annual Meeting to be adjourned.

Broker-dealer firms holding shares in “street name” for the benefit of their customers and clients will request the instruction of such customers and clients on how to vote their shares on the proposals. A broker-dealer firm that has not received instructions from a customer prior to the date specified in its request for voting instructions may not vote such customer’s shares on the proposals described in this Joint Proxy Statement/Prospectus except for Proposal No. 4. A signed proxy card or other authorization by a beneficial owner of shares of a Fund that does not specify how the beneficial owner’s shares are to be voted on a proposal may be deemed to be an instruction to vote such shares in favor of the proposal.

IF YOU CANNOT BE PRESENT AT THE MEETING, YOU ARE REQUESTED TO FILL IN, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

Gifford R. Zimmerman

Vice President and Secretary

The Nuveen Closed-End Funds

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APPENDIX A

FORM OF AGREEMENT AND PLAN OF MERGER

THIS AGREEMENT AND PLAN OF MERGER (the “Agreement”) is made as of this [•] day of [•], 2018 by and among Nuveen Build America Bond Fund, a Massachusetts business trust (the “Acquiring Fund”), Nuveen Build America Bond Opportunity Fund, a Massachusetts business trust (the “Target Fund”), and NTMIF Merger Sub, LLC (the “Merger Sub”), a Massachusetts limited liability company and a direct, wholly-owned subsidiary of the Acquiring Fund. The Acquiring Fund and the Merger Sub may be referred to herein together as the “Acquiring Fund Parties.” The Acquiring Fund and the Target Fund each may be referred to herein as a “Fund” and, collectively, as the “Funds.”

For the Merger (as defined below), this Agreement is intended to be, and is adopted as, a plan of reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and the Treasury Regulations promulgated thereunder. The reorganization of the Target Fund will consist of the merger of the Target Fund with and into the Merger Sub pursuant to which shares of the Target Fund will be converted into newly issued common shares of beneficial interest, par value $0.01 per share, of the Acquiring Fund (“Acquiring Fund Common Shares”) as provided herein, all upon the terms and conditions set forth in this Agreement (the “Merger”).

WHEREAS, each Fund is a closed-end, management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and the Target Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, the Acquiring Fund is authorized to issue the Acquiring Fund Common Shares; and

WHEREAS, the Board of Trustees of the Acquiring Fund (the “Acquiring Fund Board”) has determined that the Merger is in the best interests of the Acquiring Fund and that the interests of the existing shareholders of the Acquiring Fund will not be diluted as a result of the Merger, and the Board of Trustees of the Target Fund (the “Target Fund Board”) has determined that the Merger is in the best interests of the Target Fund and that the interests of the existing shareholders of the Target Fund will not be diluted as a result of the Merger.

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

ARTICLE I

MERGER

1.1        MERGER.     Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, and in accordance with Section 2 of Chapter 182 of the Massachusetts General Laws (“M.G.L.”) and Section 59 of M.G.L. Chapter 156C, at the Effective Time (as defined in Section 3.1), the Target Fund shall be merged with and into the Merger Sub, the separate existence of the Target Fund shall cease and the Merger Sub shall be the surviving company in the Merger (sometimes referred to herein as the “Surviving Company”) in accordance with such laws and shall continue as a wholly-owned subsidiary of the Acquiring Fund. The separate limited liability company existence of the Merger Sub shall continue unaffected and unimpaired by the Merger and, as the Surviving Company, it shall be governed by Massachusetts law.

(a)        At the Effective Time, as a result of the Merger and without any action on the part of the holder of any shares of the Target Fund:

(i)        Each common share of beneficial interest of the Target Fund issued and outstanding immediately prior to the Effective Time (collectively, the “Target Fund Shares”) shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted into the number of Acquiring Fund Common Shares provided for in Section 2.2 (with cash being distributed in lieu of fractional Acquiring Fund Common Shares as set forth in Section 2.2); and

(ii)        The membership interests in the Merger Sub issued and outstanding immediately prior to the Effective Time shall remain unchanged as a result of the Merger and shall remain as the only issued and outstanding membership interests of the Surviving Company.

(b)        The certificate of organization of the Merger Sub as in effect immediately prior to the Effective Time shall be the certificate of organization of the Surviving Company (the “Certificate of Organization”), unless and until amended in accordance with its terms and applicable law. The operating agreement of the Merger Sub in effect immediately prior to the Effective Time shall be the operating agreement of the Surviving Company (the “LLC Agreement”), unless and until amended in accordance with its terms and applicable law.

(c)        At the Effective Time, the Merger Sub shall continue in existence as the Surviving Company, and without any further action being required, shall succeed to and possess all of the rights, privileges and powers of the Target Fund, and all of the assets and property of whatever kind and character of the Target Fund shall vest in the Merger Sub without further act or deed. The Merger Sub, as the Surviving Company, shall be liable for all of the liabilities and obligations of the Target Fund, and any claim or judgment against the Target Fund may be enforced against the Merger Sub, as the Surviving Company, in accordance with applicable law.

(d)        The Acquiring Fund will issue Acquiring Fund Common Shares to shareholders of the Target Fund upon the conversion of Target Fund Shares by opening shareholder accounts on the share ledger records of the Acquiring Fund in the names of and in the amounts due to the shareholders of the Target Fund based on their holdings in the Target Fund as of the Effective Time. Ownership of Acquiring Fund Common Shares will be shown on the books of the Acquiring Fund’s transfer agent, and the Acquiring Fund will not issue certificates representing Acquiring Fund Common Shares in connection with the Merger, except for any global share certificate or certificates required by a securities depository in connection with the establishment of book-entry ownership of the Acquiring Fund Common Shares. All Acquiring Fund Common Shares to be issued pursuant to the Merger shall be deemed issued and outstanding as of the Effective Time.
(e)        Upon the terms and subject to the conditions of this Agreement, the parties shall cause the filing of one or more certificates of merger (a “Certificate of Merger”) with the Secretary of the Commonwealth of Massachusetts in accordance with Massachusetts law.

(f)        The Target Fund agrees to dispose of certain assets prior to the Closing Date, but only if and to the extent necessary, so that at Closing (as defined in Section 3.1), when the Target Fund’s assets are aggregated with the Acquiring Fund’s assets, the resulting portfolio will meet the Acquiring Fund’s investment objective, policies and restrictions, as set forth in the Acquiring Fund’s Registration Statement (as defined in Section 5.5). Notwithstanding the foregoing, nothing herein will require the Target Fund to dispose of any investments or securities if, in the reasonable judgment of the Target Fund Board or Nuveen Fund Advisors, LLC, the investment adviser to the Funds (the “Adviser”), such disposition would adversely affect the status of the Merger as a “reorganization” as such term is used in Section 368(a) of the Code or would otherwise not be in the best interests of the Target Fund.

1.2        DISSOLUTION, LIQUIDATION AND TERMINATION.    As soon as practicable after the Effective Time, the Merger Sub shall be dissolved and the Acquiring Fund will assume all of the Merger Sub’s liabilities and obligations, known and unknown, contingent or otherwise, whether or not determinable, and the Merger Sub will distribute to the Acquiring Fund, which will be the sole member of the Merger Sub at such time, all of the assets of the Merger Sub in complete liquidation of its interest in the Merger Sub in accordance with a Plan of Dissolution adopted by the Merger Sub.

1.3        ACCOUNTING AND PERFORMANCE SURVIVOR.    In connection with the transactions contemplated by this Agreement, notwithstanding that the Merger Sub shall be the surviving entity in the Merger, the Acquiring Fund shall be deemed the survivor solely for accounting and performance record purposes.

1.4        TRANSFER TAXES.    Any transfer taxes payable upon the issuance of Acquiring Fund Common Shares in a name other than the registered holder of the Target Fund’s shares on the books of the Target Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Common Shares are to be issued and transferred.

1.5        REPORTING.    Any reporting responsibility of the Target Fund, including, without limitation, the responsibility for filing of regulatory reports, tax returns or other documents with the Securities and Exchange Commission (the “Commission”) or other regulatory authority, the exchange on which the Target Fund’s shares are listed or any state securities commission and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Target Fund or its duly appointed agent.

1.6        BOOKS AND RECORDS.    The Target Fund shall have arranged for the availability prior to, and the transfer as soon as practicable following, the Closing Date to the Acquiring Fund, or its designated agent, of the Target Fund’s books and records required to be maintained under the 1940 Act, and the rules and regulations thereunder.

ARTICLE II

VALUATION

2.1        VALUATION OF SHARES.    The net asset value per share of the Target Fund and the net asset value per share of the Acquiring Fund shall be computed as of the close of regular trading on the New York Stock Exchange on the business day immediately prior to the Closing Date (such time and date being hereinafter called the “Valuation Time”), using the valuation procedures of the Nuveen closed-end funds or such other valuation procedures as shall be mutually agreed upon by the parties (and approved by the Target Fund Board and the Acquiring Fund Board).

2.2        COMMON SHARES TO BE ISSUED.    As of the Effective Time, each Target Fund Share outstanding immediately prior to the Effective Time shall be converted into a number of

Acquiring Fund Common Shares equal to one multiplied by the quotient of the net asset value per share of the Target Fund divided by the net asset value of an Acquiring Fund Common Share, each as determined in accordance with Section 2.1. The aggregate net asset value of Acquiring Fund Common Shares received by the holders of Target Fund Shares (“Target Fund Shareholders”) in the Merger will equal, as of the Valuation Time, the aggregate net asset value of the Target Fund Shares held by Target Fund Shareholders as of such time. No fractional Acquiring Fund Common Shares will be distributed to Target Fund Shareholders and, in lieu of such fractional shares, Target Fund Shareholders will receive cash. In the event Target Fund Shareholders would be entitled to receive fractional Acquiring Fund Common Shares, the Acquiring Fund’s transfer agent will aggregate such fractional common shares and sell the resulting whole shares on the exchange on which such shares are listed for the account of all such Target Fund Shareholders, and each such Target Fund Shareholder will be entitled to a pro rata share of the proceeds from such sale. With respect to the aggregation and sale of fractional Acquiring Fund Common Shares, the Acquiring Fund’s transfer agent will act directly on behalf of the Target Fund Shareholders entitled to receive fractional shares and will accumulate such fractional shares, sell the shares and distribute the cash proceeds net of brokerage commissions, if any, directly to Target Fund Shareholders entitled to receive the fractional shares (without interest and subject to withholding taxes).

2.3        EFFECT OF SUSPENSION IN TRADING.    In the event that at the Valuation Time an accurate appraisal of the net asset value per share of the Target Fund or the Acquiring Fund is impracticable due to either: (a) the closure of, or the imposition of a trading restriction on, the exchange on which shares of the Funds are listed or another exchange on which the portfolio securities of the Funds are purchased or sold; or (b) a disruption in trading or the reporting of trading on the exchange on which shares of the Funds are listed or elsewhere, the Closing Date shall be postponed until at least the first business day after the day when trading is fully resumed and/or reporting is restored or such later time as the parties may agree pursuant to Section 3.1.

2.4        COMPUTATIONS OF NET ASSET VALUE.    All computations of net asset value in this Article II shall be made by or under the direction of the Funds’ fund accounting agent, State Street Bank and Trust Company, in accordance with its regular practice as the accounting agent of the Funds, subject to Section 2.1.

ARTICLE III

CLOSING AND CLOSING DATE

3.1        CLOSING DATE.    The conditions precedent set forth in Articles VI-VIII herein must be satisfied or waived with respect to both Funds and the Merger Sub in order for the closing of the Merger to take place. The closing of the Merger (the “Closing”) shall occur on August 6, 2018, or such other date as the parties may agree (the “Closing Date”). Unless otherwise provided, all acts taking place at the Closing shall be deemed to take place as of 7:59 a.m. Central time on the Closing Date (the “Effective Time”). The Closing shall be held as of 7:59 a.m. Central time at the offices of Vedder Price P.C. in Chicago, Illinois or at such other time and/or place as the parties may agree.

3.2        CUSTODIAN’S CERTIFICATE.    The Target Fund shall cause its custodian to deliver to the Acquiring Fund at the Closing a certificate of an authorized officer identifying all of the Target Fund’s portfolio securities, investments, cash, and any other assets as of the Valuation Time and stating that the Target Fund’s portfolio securities, investments, cash, and any other assets shall have been delivered in proper form to constitute good delivery thereof to the Acquiring Fund’s custodian on behalf of the Acquiring Fund at the Closing.

3.3        CERTIFICATES OF TRANSFER AGENT.

(a)        The Target Fund shall issue and deliver or cause its transfer agent to issue and to deliver to the Acquiring Fund at the Closing a certificate of an authorized officer setting forth the number of Target Fund Shares outstanding as of the Valuation Time and stating that its records contain the names and addresses of all holders of common shares of the Target Fund and the number and percentage ownership of outstanding common shares owned by each such Target Fund Shareholder immediately prior to the Closing.

(b)        The Acquiring Fund shall issue and deliver or cause its transfer agent to issue and deliver to the Target Fund a confirmation evidencing the Acquiring Fund Common Shares to be credited at the Closing to the shareholders of the Target Fund or provide evidence satisfactory to the Target Fund that such Acquiring Fund Common Shares have been credited to the account of the shareholders of the Target Fund on the books of the Acquiring Fund.

3.4        DELIVERY OF ADDITIONAL ITEMS.    At the Closing, each party shall deliver to the other parties such bills of sale, checks, assignments, assumptions of liability, share certificates, opinions, receipts and other documents or instruments, if any, as such other parties or their counsel may reasonably request to effect the transactions contemplated by this Agreement. The Target Fund shall, from time to time, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the Acquiring Fund or the Merger Sub may reasonably deem necessary or desirable in order to vest and confirm the Merger Sub’s title to and possession of all of the assets of the Target Fund and to otherwise carry out the intent and purpose of this Agreement.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

4.1        REPRESENTATIONS OF THE TARGET FUND.    The Target Fund represents and warrants as follows:

(a)        The Target Fund is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts.

(b)        The Target Fund is registered as a closed-end management investment company under the 1940 Act, and such registration is in full force and effect.

(c)        The Target Fund is not, and the execution, delivery, and performance of this Agreement (subject to shareholder approval) will not result, in violation of any provision of the Target Fund’s Declaration of Trust or By-Laws, or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Target Fund is a party or by which it is bound.

(d)        There are no contracts outstanding to which the Target Fund is a party that have not been disclosed in writing to the Acquiring Fund. Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, the Target Fund has no material contracts or other commitments that will be terminated with liability to it on or before the Closing.

(e)        No litigation, administrative proceeding, or investigation of or before any court or governmental body presently is pending or to its knowledge threatened against the Target Fund or any of its properties or assets, which, if adversely determined, would result in liability on the part of the Target Fund other than as have been disclosed to the Acquiring Fund. The Target Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(f)        The financial statements of the Target Fund as of March 31, 2017, and for the fiscal year then ended, have been prepared in accordance with generally accepted accounting principles and have been audited by an independent registered public accounting firm, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Target Fund as of March 31, 2017, and there are no known liabilities, contingent or otherwise, of the Target Fund as of such date that are not disclosed in such statements.

(g)        The unaudited semi-annual financial statements of the Target Fund as of September 30, 2017, and for the period then ended, have been prepared in accordance with generally accepted accounting principles, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Target Fund as of September 30, 2017, and there are no known liabilities, contingent or otherwise, of the Target Fund as of such date that are not disclosed in such statements.

(h)        Since the date of the financial statements referred to in subsection (g) above, there have been no material adverse changes in the Target Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business) and there are no liabilities of a material nature, contingent or otherwise, of the Target Fund arising after such date. Before the Closing Date, the Target Fund will advise the Acquiring Fund of all material liabilities, contingent or otherwise, incurred by it subsequent to September 30, 2017, whether or not incurred in the ordinary course of business. For the purposes of this subsection (h), a decline in the net asset value of the Target Fund shall not constitute a material adverse change.

(i)        All federal, state, local and other tax returns and reports of the Target Fund required by law to be filed by it (taking into account permitted extensions for filing) have been timely filed and are complete and correct in all material respects. All federal, state, local and other taxes of the Target Fund required to be paid (whether or not shown on any such return or report) have been paid, or provision shall have been made for the payment thereof, and any such unpaid taxes, as of the date of the financial statements referred to above, are properly reflected thereon. To the best of the Target Fund’s knowledge, no tax authority is currently auditing or preparing to audit the Target Fund, and no assessment for taxes, interest, additions to tax or penalties has been asserted against the Target Fund.

(j)        The authorized capital of the Target Fund consists of an unlimited number of common and preferred shares of beneficial interest, par value $0.01 per share. All issued and outstanding shares of the Target Fund are duly and validly issued, fully paid and non-assessable by the Target Fund (recognizing that under Massachusetts law, Target Fund shareholders, under certain circumstances, could be held personally liable for the obligations of the Target Fund). All of the issued and outstanding shares of the Target Fund will, at the time of the Closing, be held by the persons and in the amounts set forth in the records of the Target Fund’s transfer agent as provided in Section 3.3. The Target Fund has no outstanding preferred shares; no outstanding options, warrants or other rights to subscribe for or purchase any shares of the Target Fund; and no outstanding securities convertible into shares of the Target Fund.

(k)        At the Closing, the Target Fund will have good and marketable title to the Target Fund’s assets held immediately prior to the Effective Time, and full right, power, and authority to sell, assign, transfer, and deliver such assets hereunder free and clear of any liens or encumbrances, except those liens and encumbrances to which the Acquiring Fund Parties have received written notice and have not objected, and the Merger Sub will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the Securities Act of 1933, as amended (the “1933 Act”).

(l)        The execution, delivery and, subject to the approval of the shareholders of the Target Fund in accordance with Section 8.1 hereof, the performance of this Agreement have been duly authorized by all necessary action on the part of the Target Fund, including the determinations of the Target Fund Board required by Rule 17a-8(a) under the 1940 Act. This Agreement constitutes a valid and binding obligation of the Target Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(m)        The information to be furnished by the Target Fund for use in no-action letters, applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities laws and other laws and regulations.

(n)        From the effective date of the Registration Statement (as defined in Section 5.5) through the time of the meeting of shareholders and on the Closing Date, any written information furnished by the Target Fund for use in the Registration Statement, and any supplement or amendment thereto or to the documents included or incorporated by reference therein, or any other materials provided in connection with the Merger, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

(o)        No consent, approval, authorization, or order of any court, governmental authority, or any stock exchange on which shares of the Target Fund are listed is required for the consummation by the Target Fund of the transactions contemplated herein, except such as have been or will be obtained.

(p)        For each taxable year of its operations, including the taxable year ending on the Closing Date, the Target Fund (i) has elected to qualify, and has qualified or will qualify (in the case of the taxable year ending on the Closing Date), as a “regulated investment company” under Subchapter M of the Code (a “RIC”); (ii) has been eligible to compute and has computed its federal income tax under Section 852 of the Code, and on or prior to the Closing Date will have declared a distribution with respect to all its investment company taxable income (determined without regard to the deduction for dividends paid), the excess of its interest income excludible from gross income under

Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code and its net capital gain (after reduction for any available capital loss carryforward and excluding any net capital gain on which the Target Fund paid tax under Section 852(b)(3)(A) of the Code) (as such terms are defined in the Code) that has accrued or will accrue on or prior to the Closing Date, and (iii) has been, and will be (in the case of the taxable year ending on the Closing Date), treated as a separate corporation for federal income tax purposes. The Target Fund has not taken any action, caused any action to be taken or caused any action to fail to be taken which action or failure could cause the Target Fund to fail to qualify as a RIC. Prior to the Closing, the Target Fund will have had no earnings and profits accumulated in any taxable year.

4.2        REPRESENTATIONS OF THE ACQUIRING FUND PARTIES.    Each of the Acquiring Fund and the Merger Sub, as applicable, represents and warrants as follows:

(a)        The Acquiring Fund is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts.

(b)        The Merger Sub is a limited liability company, validly existing and in good standing under the laws of the Commonwealth of Massachusetts.

(c)        The Acquiring Fund is registered as a closed-end management investment company under the 1940 Act, and such registration is in full force and effect.

(d)        The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not result, in violation of the Acquiring Fund’s Declaration of Trust or By-Laws, or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquiring Fund is a party or by which it is bound.

(e)        The Merger Sub is not, and the execution, delivery and performance of this Agreement will not result, in violation of the Merger Sub’s Certificate of Organization or LLC Agreement.

(f)        No litigation, administrative proceeding or investigation of or before any court or governmental body presently is pending or to its knowledge threatened against the Acquiring Fund or the Merger Sub or any of their properties or assets, which, if adversely determined, would result in liability on the part of the Acquiring Fund or the Merger Sub, other than as have been disclosed to the Target Fund. The Acquiring Fund and the Merger Sub know of no facts that might form the basis for the institution of such proceedings and neither is a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(g)        The financial statements of the Acquiring Fund as of March 31, 2017 and for the fiscal year then ended have been prepared in accordance with generally accepted accounting principles and have been audited by independent auditors, and such statements (copies of which have been furnished to the Target Fund) fairly reflect the financial condition of the Acquiring Fund as of March 31, 2017, and there are no known liabilities, contingent or otherwise, of the Acquiring Fund as of such date that are not disclosed in such statements.

(h)        The unaudited semi-annual financial statements of the Acquiring Fund as of September 30, 2017, and for the period then ended, have been prepared in accordance with generally accepted accounting principles in the United States of America, and such statements (copies of which have been furnished to the Target Fund) fairly reflect the financial condition of the Acquiring Fund as of September 30, 2017, and there are no known liabilities, contingent or otherwise, of the Acquiring Fund as of such date that are not disclosed in such statements.

(i)        Since the date of the financial statements referred to in subsection (h) above, there have been no material adverse changes in the Acquiring Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business) and there are no known liabilities, contingent or otherwise, of the Acquiring Fund arising after such date. For the purposes of this subsection (i), a decline in the net asset value of the Acquiring Fund shall not constitute a material adverse change.

(j)        The authorized capital of the Acquiring Fund consists of an unlimited number of common and preferred shares of beneficial interest, par value $0.01 per share. All of the issued and outstanding shares of the Acquiring Fund are duly and validly issued, fully paid and non-assessable by the Acquiring Fund (recognizing that under Massachusetts law, Acquiring Fund shareholders, under certain circumstances, could be held personally liable for the obligations of the Acquiring Fund). The Acquiring Fund has no outstanding preferred shares; no outstanding options, warrants or other rights to subscribe for or purchase any shares of the Acquiring Fund; and no outstanding securities convertible into shares of the Acquiring Fund.

(k)        The execution, delivery and, subject to the approval of the shareholders of the Acquiring Fund in accordance with Section 8.1 hereof, the performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund and the Merger Sub, including the determinations of the Acquiring Fund Board required pursuant to Rule 17a-8(a) under the 1940 Act. This Agreement constitutes a valid and binding obligation of the Acquiring Fund and Merger Sub, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(l)        The Acquiring Fund Common Shares to be issued and delivered pursuant to the terms of this Agreement will, at the Closing, have been duly authorized. When so issued and delivered, such Acquiring Fund Common Shares will be duly and validly issued shares of the Acquiring Fund, and will be fully paid and non-assessable by the Acquiring Fund (recognizing that under Massachusetts law, Acquiring Fund shareholders, under certain circumstances, could be held personally liable for the obligations of the Acquiring Fund).

(m)        The information to be furnished by the Acquiring Fund and the Merger Sub for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities laws and other laws and regulations.

(n)        From the effective date of the Registration Statement (as defined in Section 5.5) through the time of the meeting of shareholders and on the Closing Date, any written information furnished by the Acquiring Fund and the Merger Sub with respect to the Acquiring Fund and the Merger Sub for use in the Registration Statement, and any supplement or amendment thereto or to the documents included or incorporated by reference therein, or any other materials provided in connection with the Merger, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

(o)        No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund or the Merger Sub of the transactions contemplated herein, except such as have been or will be obtained.

(p)        For each taxable year of its operations, including the taxable year that includes the Closing Date, the Acquiring Fund (i) has elected to qualify, has qualified or will qualify (in the case of the taxable year that includes the Closing Date) and intends to continue to qualify as a RIC under the Code; (ii) has been eligible to and has computed its federal income tax under Section 852 of the Code, and will do so for the taxable year that includes the Closing Date; and (iii) has been, and will be (in the case of the taxable year that includes the Closing Date), treated as a separate corporation for federal income tax purposes. The Acquiring Fund has not taken any action, caused any action to be taken or caused any action to fail to be taken which action or failure could cause the Acquiring Fund to fail to qualify as a RIC. Prior to the Closing, the Acquiring Fund will have had no earnings and profits accumulated in any taxable year.

(q)        The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and any state securities laws as it may deem appropriate in order to consummate the transactions hereunder.

(r)        All of the issued and outstanding membership interests in the Merger Sub are, and at the Effective Time and on the Closing Date will be, owned by the Acquiring Fund, as the sole member of the Merger Sub, and there are (i) no other membership interests or voting securities of the Merger Sub, (ii) no securities of the Merger Sub convertible into membership interests or voting securities of the Merger Sub and (iii) no options or other rights to acquire from the Merger Sub, and no obligations of the Merger Sub to issue, any membership interests, voting securities or securities convertible into membership interests or voting securities of the Merger Sub.

(s)        Since the date of its organization, the Merger Sub has been disregarded as an entity separate from its owner within the meaning of Section 301.7701-3 of the Treasury Regulations. The Merger Sub has not elected, and will not elect, to be classified, with effect as of or prior to the liquidation of the Merger Sub, as an association taxable as a corporation pursuant to Section 301.7701-3 of the Treasury Regulations.

(t)        All federal, state, local and other tax returns and reports of the Acquiring Fund and the Merger Sub required by law to be filed by it (taking into account permitted extensions for filing) have been timely filed and are complete and correct in all material respects. All federal, state, local and other taxes of the Acquiring Fund and the Merger Sub required to be paid (whether or not shown on any such return or report) have been paid, or provision will have been made for the payment thereof, and any such unpaid taxes, as of the date of the financial statements referred to above, are properly reflected thereon. To the best of the Acquiring Fund’s and the Merger Sub’s knowledge, no tax authority is currently auditing or preparing to audit the Acquiring Fund or the Merger Sub, and no assessment for taxes, interest, additions to tax or penalties has been asserted against the Acquiring Fund or the Merger Sub.

ARTICLE V

COVENANTS OF THE FUNDS AND MERGER SUBSIDIARY

5.1        OPERATION IN ORDINARY COURSE.    Subject to Sections 1.1(f) and 8.6, the Acquiring Fund and the Target Fund will each operate its respective business in the ordinary course from the date of this Agreement through the Closing, it being understood that such ordinary course of business will include customary dividends and distributions, and any other distribution necessary or desirable to avoid federal income or excise taxes.

5.2        APPROVAL OF SHAREHOLDERS.    The Acquiring Fund and the Target Fund will call meetings of their respective shareholders to consider and act upon the proposals required to effect the provisions of this Agreement, as applicable, and to take all other appropriate action necessary to obtain approval of the transactions contemplated herein.

5.3        ADDITIONAL INFORMATION.    The Target Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Target Fund’s shares.

5.4        FURTHER ACTION.    Subject to the provisions of this Agreement, each Fund and the Merger Sub will take or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date.

5.5        PREPARATION OF REGISTRATION STATEMENT AND PROXY MATERIALS.    The Funds will prepare and file with the Commission a registration statement on Form N-14 relating to the Acquiring Fund Common Shares to be issued to Target Fund Shareholders (the “Registration Statement”). The Registration Statement shall include a proxy statement of the Funds and a prospectus of the Acquiring Fund relating to the transactions contemplated by this Agreement (the “Joint Proxy Statement/Prospectus”). The Registration Statement shall be in compliance with the 1933 Act, the Securities Exchange Act of 1934, as amended, and the 1940 Act, as applicable. Each party will provide the other party with the materials and information necessary to prepare the Registration Statement, including the proxy statement and related materials (the “Proxy Materials”) for inclusion therein, in connection with the meetings of the Funds’ shareholders to consider the approval of this Agreement and the transactions contemplated herein.

5.6        TAX STATUS OF MERGER.    The intention of the parties is that the Merger will qualify as a “reorganization” within the meaning of Section 368(a) of the Code. None of the Target Fund, the Acquiring Fund or the Merger Sub shall take any action, or cause any action to be taken (including, without limitation, the filing of any tax return), that is inconsistent with such treatment or that results in the failure of the Merger to qualify as a “reorganization” within the meaning of Section 368(a) of the Code. At or prior to the Closing, the parties to this Agreement will take such action, or cause such action to be taken, as is reasonably necessary to enable counsel to render the tax opinion contemplated in Section 8.10.

ARTICLE VI

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TARGET FUND

The obligations of the Target Fund to consummate the transactions provided for herein shall be subject to the fulfillment or waiver of the following conditions:

6.1        All representations and warranties of the Acquiring Fund Parties contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing, with the same force and effect as if made on and as of the Closing. The Acquiring Fund shall have delivered to the Target Fund a certificate executed in the Acquiring Fund’s name by the Acquiring Fund’s (i) Chief Administrative Officer or Vice President and (ii) Treasurer, in form and substance satisfactory to the Target Fund and dated as of the Closing Date, to such effect and as to such other matters as the Target Fund shall reasonably request.

6.2        The Acquiring Fund Parties shall have performed and complied in all material respects with all terms, conditions, covenants, obligations, agreements and restrictions required by this Agreement to be performed or complied with by it prior to or at the Closing.

ARTICLE VII

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND PARTIES

The obligations of the Acquiring Fund Parties to consummate the transactions provided for herein shall be subject to the fulfillment or waiver of the following conditions:

7.1        All representations and warranties of the Target Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing, with the same force and effect as if made on and as of the Closing. The Target Fund shall have delivered to the Acquiring Fund a certificate executed in the Target Fund’s name by the Target Fund’s (i) Chief Administrative Officer or Vice President and (ii) Treasurer, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquiring Fund shall reasonably request.

7.2        The Target Fund shall have performed and complied in all material respects with all terms, conditions, covenants, obligations, agreements and restrictions required by this Agreement to be performed or complied with by it prior to or at the Closing.

7.3        The Target Fund shall have delivered to the Acquiring Fund a statement of the Target Fund’s assets and liabilities, together with a list of the Target Fund’s portfolio securities showing the tax basis of such securities by lot and the holding periods of such securities, as of the Closing, certified by the Treasurer of the Target Fund.

7.4        The Target Fund shall have delivered such records, agreements, certificates, instruments and such other documents as the Acquiring Fund Parties shall reasonably request.

7.5        Unless otherwise directed by the Adviser, all contracts of the Target Fund set forth on Schedule 7.5 will be terminated with respect to the Target Fund as of or prior to the Closing.

ARTICLE VIII

FURTHER CONDITIONS PRECEDENT

The obligations of the Funds to consummate the transactions under this Agreement are subject to the fulfillment (or waiver by the affected parties) of the following conditions precedent:

8.1        This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Target Fund in accordance with applicable law and the provisions of the Target Fund’s Declaration of Trust and By-Laws. In addition, the issuance of Acquiring Fund Common Shares will have been approved by the requisite vote of the holders of the outstanding common shares of the Acquiring Fund in accordance with applicable law, the requirements of any applicable national securities exchange and the provisions of the Acquiring Fund’s Declaration of Trust and By-Laws. Notwithstanding anything herein to the contrary, none of the parties may waive the condition set forth in this Section 8.1.

8.2        The Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act. Furthermore, no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with this Agreement or the transactions contemplated herein.

8.3        All required consents of other parties and all other consents, orders, and permits of federal, state and local regulatory authorities (including those of the Commission and of state securities authorities, including any necessary no-action positions and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated herein shall have been obtained.

8.4        The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued. To the best knowledge of the parties to this Agreement, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5        Shareholders of the Acquiring Fund will have voted to approve the elimination of the Acquiring Fund’s fundamental investment policy related to the Acquiring Fund’s contingent term provision, as described in the definitive Joint Proxy Statement/Prospectus as filed with the Commission pursuant to Rule 497 under the 1933 Act.

8.6        Prior to the Valuation Time, the Target Fund shall have declared a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to its shareholders at least all of the Target Fund’s investment company taxable income for all taxable periods ending on or before the Closing Date (computed without regard to any deduction for dividends paid), if any, plus the excess of its interest income excludible from gross income under Section 103(a) of the Code, if any, over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for all taxable periods ending on or before the Closing Date and all of its net capital gains realized in all taxable periods ending on or before the Closing Date (after reduction for any available capital loss carryforward and excluding any net capital gain on which the Target Fund paid tax under Section 852(b)(3)(A) of the Code). The Target Fund shall establish an escrow account and set aside assets in the amount of such dividend or dividends in such escrow account to be held solely for the benefit of Target Fund shareholders as of the record date for such dividend. The Target Fund shall not have any rights with respect to, or interest in, the assets held in the escrow account.

8.7        A Certificate of Merger, specifying the Effective Time as the date and time of the effectiveness of the Merger, shall have been filed with, and accepted by, the Secretary of the Commonwealth of Massachusetts.

8.8        The Target Fund shall have received an opinion from Vedder Price P.C., special counsel to the Acquiring Fund, and an opinion from Morgan, Lewis & Bockius LLP, with respect to matters governed by the laws of the Commonwealth of Massachusetts, each dated as of the Closing Date, substantially to the effect that:

(a)        The Acquiring Fund has been formed as a voluntary association with transferable shares of beneficial interest commonly referred to as a “Massachusetts business trust,” and is existing under the laws of the Commonwealth of Massachusetts and, to such counsel’s knowledge, has the power as a business trust to carry on its business as presently conducted, as described in the Joint Proxy Statement/Prospectus.

(b)        The Merger Sub has been formed as a limited liability company and is existing under the laws of the Commonwealth of Massachusetts.

(c)        The Acquiring Fund is registered as a closed-end management investment company under the 1940 Act, and, to such counsel’s knowledge, such registration under the 1940 Act is in full force and effect.

(d)        Assuming that the Acquiring Fund Common Shares will be issued in accordance with the terms of this Agreement and that the requisite approval of the Acquiring Fund Common Shareholders has been obtained in accordance with this Agreement, the Acquiring Fund Common Shares to be issued and delivered to the Target Fund Shareholders as provided by this Agreement are duly authorized and upon such delivery will be validly issued and fully paid and non-assessable by the Acquiring Fund, except that, as described in the Joint Proxy Statement/Prospectus, shareholders of the Acquiring Fund may under certain circumstances be held personally liable for its obligations, and no shareholder of the Acquiring Fund has, as such holder, any preemptive rights to acquire, purchase or subscribe for any securities of the Acquiring Fund under the Acquiring Fund’s Declaration of Trust, By-Laws or Massachusetts law.

(e)        The Registration Statement is effective and, to such counsel’s knowledge, no stop order under the 1933 Act pertaining thereto has been issued.

(f)        To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the Commonwealth of Massachusetts is required for consummation by the Acquiring Fund or Merger Sub of the transactions contemplated herein, except as have been obtained.

(g)        The execution and delivery of this Agreement by the Acquiring Fund and Merger Sub, did not, and the consummation by the Acquiring Fund and Merger Sub of the transactions contemplated herein will not, violate the Acquiring Fund’s Declaration of Trust or By-Laws or Merger Sub’s Certificate of Organization or LLC Agreement, respectively.

Insofar as the opinions expressed above relate to or are dependent upon matters that are governed by the laws of the Commonwealth of Massachusetts, Vedder Price P.C. may rely on the opinions of Morgan, Lewis & Bockius LLP.

8.9        The Acquiring Fund shall have received an opinion from Vedder Price P.C., special counsel to the Acquiring Fund, and an opinion from Morgan, Lewis & Bockius LLP, with respect to matters governed by the laws of the Commonwealth of Massachusetts, each dated as of the Closing Date, substantially to the effect that:

(a)        The Target Fund has been formed as a voluntary association with transferable shares of beneficial interest commonly referred to as a “Massachusetts business trust,” and is existing under the laws of the Commonwealth of Massachusetts and, to such counsel’s knowledge, has the power as a business trust to carry on its business as presently conducted, in each case as described in the Joint Proxy Statement/Prospectus.

(b)        The Target Fund is registered as a closed-end management investment company under the 1940 Act, and, to such counsel’s knowledge, such registration under the 1940 Act is in full force and effect.

(c)        To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the Commonwealth of Massachusetts is required for consummation by the Target Fund of the transactions contemplated herein, except as have been obtained.

(d)        To the knowledge of such counsel, the Target Fund has the power to sell, assign, convey transfer and deliver the assets as contemplated by this Agreement.

(e)        The execution and delivery of this Agreement by the Target Fund did not, and the consummation by the Target Fund of the transactions contemplated herein will not, violate the Target Fund’s Declaration of Trust or By-Laws (assuming the requisite approval of the Target Fund’s shareholders has been obtained in accordance with its Declaration of Trust and By-Laws).

Insofar as the opinions expressed above relate to or are dependent upon matters governed by the laws of the Commonwealth of Massachusetts, Vedder Price P.C. may rely on the opinions of Morgan, Lewis & Bockius LLP.

8.10        The Funds shall have received an opinion of Vedder Price P.C. addressed to the Acquiring Fund and the Target Fund substantially to the effect that for federal income tax purposes:

(a)        The merger of the Target Fund with and into the Merger Sub pursuant to applicable state laws will constitute a “reorganization” within the meaning of Section 368(a) of the Code and the Acquiring Fund and the Target Fund will each be a “party to a reorganization,” within the meaning of Section 368(b) of the Code, with respect to the merger.

(b)        No gain or loss will be recognized by the Acquiring Fund or the Merger Sub upon the merger of the Target Fund with and into the Merger Sub pursuant to applicable state laws or upon the liquidation of the Merger Sub.

(c)        No gain or loss will be recognized by the Target Fund upon the merger of the Target Fund with and into the Merger Sub pursuant to applicable state laws.

(d)        No gain or loss will be recognized by the Target Fund Shareholders upon the conversion of all their Target Fund Shares solely into Acquiring Fund Common Shares in the merger of the Target Fund with and into the Merger Sub pursuant to applicable state laws, except to the extent the Target Fund Shareholders receive cash in lieu of a fractional Acquiring Fund Common Share.

(e)        The aggregate basis of the Acquiring Fund Common Shares received by each Target Fund Shareholder pursuant to the merger (including any fractional Acquiring Fund Common Share to which a Target Fund Shareholder would be entitled) will be the same as the aggregate basis of the Target Fund Shares that were converted into such Acquiring Fund Common Shares. The holding period of the Acquiring Fund Common Shares received by each Target Fund Shareholder (including any fractional Acquiring Fund Common Share to which a shareholder would be entitled) in the merger will include the period during which the Target Fund Shares that were converted into such Acquiring Fund Common Shares were held by such shareholder, provided such Target Fund Shares are held as capital assets at the time of the Merger.

(f)        The basis of the Target Fund’s assets received by the Merger Sub in the merger will be the same as the basis of such assets in the hands of the Target Fund immediately before the merger. The holding period of the assets of the Target Fund received by the Merger Sub in the merger will include the period during which those assets were held by the Target Fund.

No opinion will be expressed as to (1) the effect of the Merger on the Target Fund, the Acquiring Fund, the Merger Sub or any Target Fund Shareholder with respect to any asset (including, without limitation, any stock held in a passive foreign investment company as defined in Section 1297(a) of the Code) as to which any unrealized gain or loss is required to be recognized under federal income tax principles (i) at the end of a taxable year (or on the termination thereof) or (ii) upon the transfer of such asset regardless of whether such transfer would otherwise be a non-taxable transaction under the Code, or (2) any other federal tax issues (except those set forth above) and all state, local or foreign tax issues of any kind.

Such opinion shall be based on customary assumptions and such representations as Vedder Price P.C. may reasonably request of the Funds and the Merger Sub, including assumptions and representations regarding the Acquiring Fund tender offer, if any, that may occur after the Merger. The Target Fund and the Acquiring Fund Parties will cooperate to make and certify the accuracy of such representations. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Target Fund may waive the conditions set forth in this Section 8.10.

ARTICLE IX

EXPENSES

9.1        The expenses incurred in connection with the Merger (whether or not the Merger is consummated) will be allocated between the Funds pro-rata based on the projected relative benefits to each Fund during the average shareholder holding period for the Fund, and each Fund shall have accrued such expenses as liabilities at or before the Valuation Time. Merger-related expenses include, without limitation: (a) expenses associated with the preparation and filing of the Registration Statement and other Proxy Materials; (b) postage; (c) printing; (d) accounting fees; (e) legal fees incurred by each Fund; (f) solicitation costs of the transactions; and (g) other related administrative or operational costs.

9.2        Each party represents and warrants to the other parties that there is no person or entity entitled to receive any broker’s fees or similar fees or commission payments in connection with structuring the transactions provided for herein.

9.3        Notwithstanding the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another party of such expenses would result in the disqualification of the Target Fund or the Acquiring Fund, as the case may be, as a RIC under the Code.

ARTICLE X

ENTIRE AGREEMENT

The parties agree that no party has made to any other party any representation, warranty and/or covenant not set forth herein, and that this Agreement constitutes the entire agreement between and among the parties.

ARTICLE XI

TERMINATION

11.1        This Agreement may be terminated by the mutual agreement of the parties and such termination may be effected by each Fund’s Chief Administrative Officer, President or any Vice President without further action by the Acquiring Fund Board or the Target Fund Board. In addition, this Agreement may be terminated at or before the Closing Date due to:

(a)        a breach by the non-terminating party of any representation, or warranty, or agreement to be performed at or before the Closing, if not cured within 30 days of the breach and prior to the Closing;

(b)        a condition precedent to the obligations of the terminating party that has not been met or waived and it reasonably appears that it will not or cannot be met; or

(c)        a determination by the Acquiring Fund Board or the Target Fund Board that the consummation of the transactions contemplated herein is not in the best interests of its respective Fund.

11.2        In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of the Acquiring Fund Parties or the Target Fund.

ARTICLE XII

AMENDMENTS

12.1        This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the officers of each Fund subject to the prior review of each

Fund’s counsel and the authorization of each Fund’s Board of Trustees; provided, however, that following the meeting of the shareholders of the Target Fund and the Acquiring Fund called pursuant to Section 5.2 of this Agreement, no such amendment, modification or supplement may have the effect of changing the provisions for determining the number of Acquiring Fund Common Shares to be issued to the Target Fund Shareholders under this Agreement to the detriment of such Fund’s shareholders without their further approval.

ARTICLE XIII

HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;

LIMITATION OF LIABILITY

13.1        The article and section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

13.2        This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

13.3        This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

13.4        This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, and no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

13.5        It is expressly agreed that the obligations of each Fund hereunder shall not be binding upon any of the Board members, shareholders, nominees, officers, agents, or employees of such Fund personally, but shall bind only the property of the Fund, as provided in such Fund’s Declaration of Trust, which is on file with the Secretary of the Commonwealth of Massachusetts. The execution and delivery of this Agreement have been authorized by the Acquiring Fund Board and the Target Fund Board and signed by authorized officers of each Fund acting as such. Neither the authorization by such Board members nor the execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of such Fund as provided in the Fund’s Declaration of Trust.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

NUVEEN BUILD AMERICA BOND FUND

By:
Name:	Gifford R. Zimmerman
Title:	Vice President and Secretary

NUVEEN BUILD AMERICA BOND OPPORTUNITY FUND

By:
Name:	Gifford R. Zimmerman
Title:	Vice President and Secretary

NTMIF Merger Sub, LLC

By:
Name:	Gifford R. Zimmerman
Title:	Vice President and Secretary

Schedule 7.5

Amended and Restated Master Custodian Agreement between the Fund and State Street Bank and Trust Company dated as of July 15, 2015, as amended

Investment Management Agreement by and between the Fund and Nuveen Fund Advisors, LLC dated October 1, 2014

Investment Sub-Advisory Agreement by and between Nuveen Fund Advisors, LLC and Nuveen Asset Management, LLC dated as of October 1, 2014

Transfer Agency and Service Agreement by and between the Fund and Computershare Inc. and Computershare Trust Company, N.A. dated as of June 15, 2017

APPENDIX B

NUVEEN FUND BOARD AUDIT COMMITTEE CHARTER

I. Organization and Membership

There shall be a committee of each Board of Directors/Trustees (the “Board”) of the Nuveen Management Investment Companies (the “Funds” or, individually, a “Fund”) to be known as the Audit Committee. The Audit Committee shall be comprised of at least three Directors/Trustees. Audit Committee members shall be independent of the Funds and free of any relationship that, in the opinion of the Directors/Trustees, would interfere with their exercise of independent judgment as an Audit Committee member. In particular, each member must meet the independence and experience requirements applicable to the Funds of the exchanges on which shares of the Funds are listed, Section 10A of the Securities Exchange Act of 1934 (the “Exchange Act”), and the rules and regulations of the Securities and Exchange Commission (the “Commission”). Each such member of the Audit Committee shall have a basic understanding of finance and accounting, be able to read and understand fundamental financial statements, and be financially literate, and at least one such member shall have accounting or related financial management expertise, in each case as determined by the Directors/Trustees, exercising their business judgment (this person may also serve as the Audit Committee’s “financial expert” as defined by the Commission). The Board shall appoint the members and the Chairman of the Audit Committee, on the recommendation of the Nominating and Governance Committee. The Audit Committee shall meet periodically but in any event no less frequently than on a semi-annual basis. Except for the Funds, Audit Committee members shall not serve simultaneously on the audit committees of more than two other public companies.

II. Statement of Policy, Purpose and Processes

The Audit Committee shall assist the Board in oversight and monitoring of

(1)	The accounting and reporting policies, processes and practices, and the audits of the financial statements, of the Funds;

(2)	The quality and integrity of the financial statements of the Funds;

(3)	The Funds’ compliance with legal and regulatory requirements,

(4)	The independent auditors’ qualifications, performance and independence; and

(5)	Oversight of the Pricing Procedures of the Funds and the Valuation Group.

In exercising this oversight, the Audit Committee can request other committees of the Board to assume responsibility for some of the monitoring as long as the other committees are composed exclusively of independent directors.

In doing so, the Audit Committee shall seek to maintain free and open means of communication among the Directors/Trustees, the independent auditors, the internal auditors and the management of the Funds. The Audit Committee shall meet periodically with Fund management, the Funds’ internal auditor, and the Funds’ independent auditors, in separate executive sessions. The Audit Committee shall prepare reports of the Audit Committee as required by the Commission to be included in the Fund’s annual proxy statements or otherwise.

The Audit Committee shall have the authority and resources in its discretion to retain special legal, accounting or other consultants to advise the Audit Committee and to otherwise discharge its responsibilities, including appropriate funding as determined by the Audit Committee for compensation to independent auditors engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for a Fund, compensation to advisers employed by the Audit Committee, and ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties, as determined in its discretion. The Audit Committee may request any officer or employee of Nuveen (or its affiliates) (collectively, “Nuveen”) or the Funds’ independent auditors or outside counsel to attend a meeting of the Audit Committee or to meet with any members of, or consultants to, the Audit Committee. The Funds’ independent auditors and internal auditors shall have unrestricted accessibility at any time to Committee members.

Responsibilities

Fund management has the primary responsibility to establish and maintain systems for accounting, reporting, disclosure and internal control.

The independent auditors have the primary responsibility to plan and implement an audit, with proper consideration given to the accounting, reporting and internal controls over financial reporting. Each independent auditor engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Funds shall report directly to the Audit Committee. The independent auditors are ultimately accountable to the Board and the Audit Committee. It is the ultimate responsibility of the Audit Committee to select, appoint, retain, evaluate, oversee and replace any independent auditors and to determine their compensation, subject to ratification of the Board, if required. These Audit Committee responsibilities may not be delegated to any other Committee or the Board.

The Audit Committee is responsible for the following:

With respect to Fund financial statements:

1.	Reviewing and discussing the annual audited financial statements with Fund management and the independent auditors and the semi-annual financial statements with Fund management including significant issues regarding accounting and auditing principles and practices, and the Funds’ disclosures in its periodic reports under “Management’s Discussion and Analysis.”

2.	Requiring the independent auditors to deliver to the Chairman of the Audit Committee a timely report on any issues relating to the significant accounting policies, management judgments and significant accounting estimates and related significant assumptions, or other matters that would need to be communicated under PCAOB Auditing Standard No. 16, Communications with Audit Committees., that arise during the auditors’ review of the Funds’ financial statements, which information the Chairman shall further communicate to the other members of the Audit Committee, as deemed necessary or appropriate in the Chairman’s judgment.

3.	Discussing with management, as applicable, the Funds’ press releases regarding financial results and dividends, as well as financial information and earnings guidance provided to analysts and rating agencies. This discussion may be done generally, consisting of discussing the types of information to be disclosed and the types of presentations to be made. The Chairman of the Audit Committee shall be authorized to have these discussions with management on behalf of the Audit Committee.

4.	Discussing with management and the independent auditors (a) significant financial reporting issues and judgments made in connection with the preparation and presentation of the Funds’ financial statements, including any significant changes in the Funds’ selection or application of accounting principles and any major issues as to the adequacy of the Funds’ internal controls over financial reporting and any special audit steps adopted in light of significant control deficiencies; and (b) analyses prepared by Fund management or the independent auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements.

5.	Discussing with management and the independent auditors the effect of new or proposed regulatory and accounting standards on the Funds’ financial statements.

6.	Reviewing and discussing reports, both written and oral, from the independent auditors and/or Fund management regarding (a) all critical accounting policies and practices to be used; (b) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative treatments and disclosures, and the treatment preferred by the independent auditors; and (c) other material written communications between the independent auditors and management, such as any management letter or schedule of unadjusted differences.

7.	Discussing with Fund management the Funds’ major financial risk exposures, including the risk of fraud or error, and the steps management has taken to monitor and control these exposures, including the Funds’ risk assessment and risk management policies and guidelines and anti-fraud programs and controls. In fulfilling its obligations under this paragraph, the Audit Committee may review in a general manner the processes other Board committees have in place with respect to risk assessment and risk management.

8.	Reviewing disclosures made to the Audit Committee by the Funds’ principal executive officer and principal financial officer during their certification process for the Funds’ periodic reports about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Funds’ internal controls. In fulfilling its obligations under this paragraph, the Audit Committee may review in a general manner the processes other Board committees have in place with respect to deficiencies in internal controls, material weaknesses, or any fraud associated with internal controls.

With respect to the independent auditors:

1.	Selecting, appointing, retaining or replacing the independent auditors, subject, if applicable, only to Board and shareholder ratification; and compensating, evaluating and overseeing the work of the independent auditor (including the resolution of disagreements between Fund management and the independent auditor regarding financial reporting).

2.	Meeting with the independent auditors and Fund management to review the scope, fees, audit plans and staffing for the audit, for the current year. At the conclusion of the audit, reviewing the audit results, including any and all communications required by the current auditing standards.

3.

Pre-approving all audit services and permitted non-audit services based on PCAOB Rule 3524 and Rule 3525, as applicable, and the terms thereof, to be performed for the Funds by their independent auditors, subject to the de minimis exceptions for non-audit services described in Section 10A of the Exchange Act that the Audit Committee approves prior to the completion of the audit, in accordance with any policies or procedures relating thereto as adopted by the Board or the Audit Committee. The Chairman of the Audit Committee shall be authorized to give pre-approvals of such non-audit services on behalf of the Audit Committee.

4.	Obtaining and reviewing a report or reports from the independent auditors at least annually (including a formal written statement delineating all relationships between the auditors and the Funds consistent with PCAOB Ethics and Independence Rules) regarding (a) the independent auditor’s internal quality-control procedures; (b) any material issues raised by the most recent internal quality-control review, peer review or PCAOB review or inspection, of the firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years, respecting one or more independent audits carried out by the firm; (c) any steps taken to deal with any such issues; and (d) all relationships between the independent auditor and the Funds and their affiliates, in order to assist the Audit Committee in assessing the auditor’s independence. After reviewing the foregoing report[s] and the independent auditor’s work throughout the year, the Audit Committee shall be responsible for evaluating the qualifications, performance and independence of the independent auditor and their compliance with all applicable requirements for independence and peer review, and a review and evaluation of the lead partner, taking into account the opinions of Fund management and the internal auditors, and discussing such reports with the independent auditors. The Audit Committee shall present its conclusions with respect to the independent auditor to the Board.

5.	Reviewing any reports from the independent auditors mandated by Section 10A(b) of the Exchange Act regarding any illegal act detected by the independent auditor (whether or not perceived to have a material effect on the Funds’ financial statements) and obtaining from the independent auditors any information about illegal acts in accordance with Section 10A(b).

6.	Ensuring the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law, and further considering the rotation of the independent auditor firm itself.

7.	Establishing and recommending to the Board for ratification policies for the Funds’, Fund management or the Fund adviser’s hiring of employees or former employees of the independent auditor who participated in the audits of the Funds.

8.	Taking, or recommending that the Board take, appropriate action to oversee the independence of the outside auditor.

With respect to any internal auditor:

1.	Reviewing the proposed programs of the internal auditor for the coming year. It is not the obligation or responsibility of the Audit Committee to confirm the independence of any internal auditors performing services relating to the Funds or to approve any termination or replacement of the Manager of Internal Audit.

2.	Receiving a summary of findings from any completed internal audits pertaining to the Funds and a progress report on the proposed internal audit plan for the Funds, with explanations for significant deviations from the original plan.

With respect to pricing and valuation oversight:

1.	The Board has responsibilities regarding the pricing of a Fund’s securities under the 1940 Act. The Board has delegated this responsibility to the Committee to address and oversee valuation issues, subject to the Board’s general supervision of such actions. The Committee is primarily responsible for the oversight of the Pricing Procedures and actions taken by the internal Valuation Group (“Valuation Matters”). The Valuation Group will report on Valuation Matters to the Committee and/or the Board of Directors/Trustees, as appropriate.

2.	Performing all duties assigned to it under the Funds’ Pricing Procedures, as such may be amended from time to time.

3.	Periodically reviewing and making recommendations regarding modifications to the Pricing Procedures as well as consider recommendations by the Valuation Group regarding the Pricing Procedures.

4.	Reviewing any issues relating to the valuation of a Fund’s securities brought to the Committee’s attention, including suspensions in pricing, pricing irregularities, price overrides, self-pricing, NAV errors and corrections thereto, and other pricing matters. In this regard, the Committee should consider the risks to the Funds in assessing the possible resolutions of these Valuation Matters.

5.	Evaluating, as it deems necessary or appropriate, the performance of any pricing agent and recommend changes thereto to the full Board.

6.	Reviewing any reports or comments from examinations by regulatory authorities relating to Valuation Matters of the Funds and consider management’s responses to any such comments and, to the extent the Committee deems necessary or appropriate, propose to management and/or the full Board the modification of the Fund’s policies and procedures relating to such matters. The Committee, if deemed necessary or desirable, may also meet with regulators.

7.	Meeting with members of management of the Funds, outside counsel, or others in fulfilling its duties hereunder, including assessing the continued appropriateness and adequacy of the Pricing Procedures, eliciting any recommendations for improvements of such procedures or other Valuation Matters, and assessing the possible resolutions of issues regarding Valuation Matters brought to its attention.

8.	Performing any special review, investigations or oversight responsibilities relating to Valuation as requested by the Board of Directors/Trustees.

9.	Investigating or initiating an investigation of reports of improprieties or suspected improprieties in connection with the Fund’s policies and procedures relating to Valuation.

Matters not otherwise assigned to another Board committee.

Other responsibilities:

1.	Reviewing with counsel to the Funds, counsel to Nuveen, the Fund adviser’s counsel and independent counsel to the Board legal matters that may have a material impact on the Fund’s financial statements or compliance policies.

2.	Receiving and reviewing periodic or special reports issued on exposure/controls, irregularities and control failures related to the Funds.

3.	Reviewing with the independent auditors, with any internal auditor and with Fund management, the adequacy and effectiveness of the accounting and financial controls of the Funds, and eliciting any recommendations for the improvement of internal control procedures or particular areas where new or more detailed controls or procedures are desirable. Particular emphasis should be given to the adequacy of such internal controls to expose payments, transactions or procedures that might be deemed illegal or otherwise improper.

4.	Reviewing the reports of examinations by regulatory authorities as they relate to financial statement matters.

5.	Discussing with management and the independent auditor any correspondence with regulators or governmental agencies that raise material issues regarding the Funds’ financial statements or accounting policies.

6.	Obtaining reports from management with respect to the Funds’ policies and procedures regarding compliance with applicable laws and regulations.

7.	Reporting regularly to the Board on the results of the activities of the Audit Committee, including any issues that arise with respect to the quality or integrity of the Funds’ financial statements, the Funds’ compliance with legal or regulatory requirements, the performance and independence of the Funds’ independent auditors, or the performance of the internal audit function.

8.	Performing any special reviews, investigations or oversight responsibilities requested by the Board.

9.	Reviewing and reassessing annually the adequacy of this charter and recommending to the Board approval of any proposed changes deemed necessary or advisable by the Audit Committee.

10.	Undertaking an annual review of the performance of the Audit Committee.

11.	Establishing procedures for the receipt, retention and treatment of complaints received by the Funds regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission of concerns regarding questionable accounting or auditing matters by employees of Fund management, the investment adviser, administrator, principal underwriter, or any other provider of accounting related services for the Funds, as well as employees of the Funds.

12.	Resolving any disagreements between Fund management and the independent auditors regarding financial reporting.

Although the Audit Committee shall have the authority and responsibilities set forth in this Charter, it is not the responsibility of the Audit Committee to plan or conduct audits or to determine that the Funds’ financial statements are complete and accurate and are in accordance with generally accepted accounting principles. It is the responsibility of management to prepare the Funds’ financial statements in accordance with generally accepted accounting principles and it is the independent auditor’s responsibility to audit the Funds’ financial statements. Nor is it the duty of the Audit Committee to conduct investigations or to ensure compliance with laws and regulations.

APPENDIX C

FINANCIAL HIGHLIGHTS

Information contained in the tables below under the headings “Per Share Operating Performance” and “Ratios/Supplemental Data” shows the operating performance since the commencement of operations of each Fund.

Target Fund

The following Financial Highlights table is intended to help a prospective investor understand the Target Fund’s financial performance for the periods shown. Certain information of the Target Fund reflects financial results for a single Common Share of the Target Fund. The total returns in the table represent the rate an investor would have earned or lost on an investment in Common Shares of the Fund (assuming reinvestment of all dividends). The Target Fund’s annual financial statements as of and for the fiscal years ended March 31, 2017, 2016 and 2015, including the financial highlights for the fiscal years then ended, have been audited by KPMG LLP (“KPMG”), an independent registered public accounting firm. KPMG’s report, along with the Target Fund’s financial statements, is included in the Target Fund’s Annual Report. KPMG has not reviewed or examined any records, transactions or events after the date of such reports. The information with respect to the fiscal periods ended March 31, 2014 and prior was audited by other auditors. The information with respect to the six months ended September 30, 2017 is unaudited and is included in the Fund’s 2017 Semi-Annual Report which is incorporated herein by reference. A copy of the Annual Report and the Semi-Annual Report may be obtained from www.sec.gov or by visiting www.nuveen.com. The information contained in, or that can be accessed through the website is not part of this Prospectus. Past results are not indicative of future performance.

	Year Ended March 31,
Per Share Operating Performance	2018(f)	2017	2016	2015	2014	2013	2012	2011(g)
Beginning Common Share Net Asset Value (“NAV”)	$22.05	$22.49	$23.92	$22.68	$23.92	$22.56	$19.43	$19.10
Investment Operations:
Net Investment Income (Loss)(a)	0.57	1.18	1.27	1.37	1.40	1.34	1.45	0.47
Net Realized/Unrealized Gain (Loss)	1.09	(0.40)	(1.39)	1.24	(1.29)	1.31	3.17	0.28

Total	1.66	0.78	(0.12)	2.61	0.11	2.65	4.62	0.75

Less Distributions to Common Shareholders:
From Net Investment Income	(0.57)	(1.22)	(1.31)	(1.37)	(1.35)	(1.29)	(1.49)	(0.38)
From Accumulated Net Realized Gains	—	—	—	—	—	—	—	—

Total	(0.57)	(1.22)	(1.31)	(1.37)	(1.35)	(1.29)	(1.49)	(0.38)

Offering Costs and Preferred Share Underwriting Discounts	—	—	—	—	—	—	—	(0.04)
Common Share:
Ending NAV	$23.14	$22.05	$22.49	$23.92	$22.68	$23.92	$22.56	$19.43

Ending Share Price	$22.03	$21.63	$21.52	$21.72	$20.50	$22.12	$20.97	$18.63

Common Share Total Returns:
Based on NAV(b)	7.62%	3.39%	(0.25)%	11.70%	0.76%	11.97%	21.00%	(4.96)%
Based on Share Price(b)	4.54%	6.25%	5.68%	12.86%	(0.85)%	11.88%	24.34%	3.73%
Common Share Supplemental Data/Ratios Applicable to Common Shares
Ending Net Assets (000)	$166,718	$158,858	$162,020	$172,318	$163,391	$172,331	$162,578	$139,972
Ratios to Average Net Assets(c):
Expenses	1.13%*	1.10%	1.08%	1.02%	1.08%	1.07%	0.97%	0.87%*
Net Investment Income (Loss)	5.05%*	5.13%	5.73%	5.77%	6.34%	5.74%	6.74%	6.90%*
Portfolio Turnover Rate(e)	4%	17%	11%	6%	4%	4%	7%	77%
Borrowings at the End of Period:
Aggregate Amount Outstanding (000)	$12,000	$12,000	$11,800	$11,800	$11,500	$11,500	$—	$—
Asset Coverage Per $1,000	$14,893	$14,238	$14,730	$15,603	$15,208	$15,985	$—	$—

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.
(c)	Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to borrowings, where applicable.
(d)	The expense ratios reflect, among other things, all interest expense and other costs related to borrowings and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as follows:

Year Ended 3/31:
2018(f)	0.20	%*
2017	0.16
2016	0.10
2015	0.09
2014	0.11
2013	0.10
2012	—
2011(g)	—

(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales divided by the average long-term market value during the period.
(f)	For the six months ended September 30, 2017 (unaudited).
(g)	For the period November 23, 2010 (commencement of operations) through March 31, 2011.
*	Annualized.

Acquiring Fund

The following Financial Highlights table is intended to help a prospective investor understand the Acquiring Fund’s financial performance for the periods shown. Certain information of the Acquiring Fund reflects financial results for a single Common Share of the Acquiring Fund. The total returns in the table represent the rate an investor would have earned or lost on an investment in Common Shares of the Fund (assuming reinvestment of all dividends). The Acquiring Fund’s annual financial statements as of and for the fiscal years ended March 31, 2017, 2016 and 2015, including the financial highlights for the fiscal years then ended, have been audited by KPMG LLP (“KPMG”), an independent registered public accounting firm. KPMG’s report, along with the Acquiring Fund’s financial statements, is included in the Acquiring Fund’s Annual Report. KPMG has not reviewed or examined any records, transactions or events after the date of such reports. The information with respect to the fiscal periods ended March 31, 2014 and prior was audited by other auditors. The information with respect to the six months ended September 30, 2017 is unaudited and is included in the Fund’s 2017 Semi-Annual Report which is incorporated herein by reference. A copy of the Annual Report and the Semi-Annual Report may be obtained from www.sec.gov or by visiting www.nuveen.com. The information contained in, or that can be accessed through the website is not part of this Prospectus. Past results are not indicative of future performance.

	Year Ended March 31,
Per Share Operating Performance	2018(f)	2017	2016	2015	2014	2013	2012	2011(g)
Beginning Common Share Net Asset Value (“NAV”)	$21.41	$22.09	$23.13	$21.45	$22.60	$21.39	$18.86	$19.10
Investment Operations:
Net Investment Income (Loss)(a)	0.60	1.22	1.29	1.37	1.39	1.35	1.36	1.19
Net Realized/Unrealized Gain (Loss)	0.77	(0.62)	(0.98)	1.70	(1.14)	1.17	2.57	(0.22)

Total	1.37	0.60	0.31	3.07	0.25	2.52	3.93	0.97

Less Distributions to Common Shareholders:
From Net Investment Income	(0.62)	(1.28)	(1.35)	(1.39)	(1.40)	(1.31)	(1.40)	(1.17)
From Accumulated Net Realized Gains	—	—	—	—	—	—	—	—

Total	(0.62)	(1.28)	(1.35)	(1.39)	(1.40)	(1.31)	(1.40)	(1.17)

Offering Costs	—	—	—	—	—	—	—	(0.04)
Common Share:
Ending NAV	$22.16	$21.41	$22.09	$23.13	$21.45	$22.60	$21.39	$18.86

Ending Share Price	$21.47	$20.90	$21.59	$21.24	$19.62	$20.97	$20.18	$18.06

Common Share Total Returns:
Based on NAV(b)	6.45%	2.66%	1.63%	14.61%	1.44%	12.05%	19.92%	(3.99)%
Based on Share Price(b)	5.76%	2.70%	8.66%	15.75%	0.63%	10.57%	21.29%	4.90%
Common Share Supplemental Data/Ratios Applicable to Common Shares
Ending Net Assets (000)	$586,268	$566,432	$584,597	$612,075	$567,690	$598,113	$565,952	$499,020
Ratios to Average Net Assets(c):
Expenses(d)	1.31%*	1.21%	1.13%	1.07%	1.12%	1.10%	1.05%	1.11%*
Net Investment Income (Loss)	5.45%*	5.48%	5.93%	6.04%	6.63%	6.10%	6.63%	6.70%*
Portfolio Turnover Rate(e)	2%	11%	16%	13%	6%	7%	18%	100%
Borrowings at the End of Period:
Aggregate Amount Outstanding (000)	$90,175	$90,175	$89,500	$89,500	$89,000	$89,000	$44,000	$44,000
Asset Coverage Per $1,000	$7,501	$7,281	$7,532	$7,839	$7,379	$7,720	$13,863	$12,341

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.
(c)	Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to borrowings, where applicable.

(d)	The expense ratios reflect, among other things, all interest expense and other costs related to borrowings and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as follows:

Year Ended 3/31:
2018(f)	0.44	%*
2017	0.33
2016	0.22
2015	0.19
2014	0.22
2013	0.22
2012	0.18
2011(g)	0.24	*

(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales divided by the average long-term market value during the period.
(f)	For the six months ended September 30, 2017 (unaudited).
(g)	For the period April 27, 2010 (commencement of operations) through March 31, 2011.
*	Annualized.

333 West Wacker Drive

Chicago, Illinois 60606-1286

(800) 257-8787

www.nuveen.com	NBB 0618

[FORM OF PROXY]

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE IN PERSON Attend Shareholder Meeting 333 West Wacker Drive Chicago, Illinois 60606 on June 21, 2018

Please detach at perforation before mailing.

NUVEEN BUILD AMERICA BOND OPPORTUNITY FUND ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 21, 2018

THIS PROXY IS BEING SOLICITED BY THE BOARD OF TRUSTEES. The undersigned shareholder(s) of Nuveen Build America Bond Opportunity Fund, revoking previous proxies, hereby appoints Gifford R. Zimmerman, Kevin J. McCarthy and Mark L. Winget, or any one of them true and lawful attorneys with power of substitution of each, to vote all shares of Nuveen Build America Bond Opportunity Fund which the undersigned is entitled to vote, at the Annual Meeting of Shareholders to be held on June 21, 2018 at 2:00 p.m., Central time, at the offices of Nuveen, LLC, 333 West Wacker Drive, Chicago, Illinois 60606, and at any adjournment or postponement thereof as indicated on the reverse side. In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the meeting or any adjournment or postponement thereof.

Receipt of the Notice of 2018 Annual Meeting of Shareholders and the accompanying Joint Proxy Statement/Prospectus is hereby acknowledged. The shares of Nuveen Build America Bond Opportunity Fund represented hereby will be voted as indicated or FOR the proposals if no choice is indicated.

PLEASE SIGN, DATE ON THE REVERSE SIDE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

NBD_29751_042718

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

VOTE THIS PROXY CARD TODAY!

Important Notice Regarding the Availability of Proxy Materials for

Nuveen Build America Bond Opportunity Fund

Shareholders Meeting to Be Held on June 21, 2018.

The Joint Proxy Statement/Prospectus for this meeting is available at:

http://www.nuveenproxy.com/Closed-End-Fund-Proxy-Information/

Please detach at perforation before mailing.

In their discretion, the proxy holders are authorized to vote upon such other matters as may properly come before the meeting or any adjournment or postponement thereof.

Properly executed proxies will be voted as specified. If no other specification is made, such shares will be voted “FOR” each proposal.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: ☒

A	Proposals	THE BOARD RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSALS.			FOR	AGAINST	ABSTAIN

1.

To approve the Agreement and Plan of Merger pursuant to which Nuveen Build America Bond Opportunity Fund (the “Target Fund”) will merge with and into NTMIF Merger Sub, LLC, a Massachusetts limited liability company and wholly-owned subsidiary of Nuveen Build America Bond Fund (the “Acquiring Fund”), with shares of the Target Fund being converted into newly issued common shares of the Acquiring Fund (with cash being distributed in lieu of fractional common shares).

					☐	☐	☐

4.	Election of Board Members: To withhold authority to vote for any individual nominee(s) mark the box “FOR ALL EXCEPT” and write the nominee number(s) on the line provided.
	Class III				FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
	01. Margo L. Cook	02. Jack B. Evans	03. Albin F. Moschner	04. William J. Schneider	☐	☐	☐

B	Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below

Note:	Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, guardian, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
/ /

608999900109999999999

∎	xxxxxxxxxxxxxx	NBD 29751	M xxxxxxxx	Ê

[FORM OF PROXY]

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE IN PERSON Attend Shareholder Meeting 333 West Wacker Drive Chicago, Illinois 60606 on June 21, 2018

Please detach at perforation before mailing.

NUVEEN BUILD AMERICA BOND FUND ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 21, 2018

THIS PROXY IS BEING SOLICITED BY THE BOARD OF TRUSTEES. The undersigned shareholder(s) of Nuveen Build America Bond Fund, revoking previous proxies, hereby appoints Gifford R. Zimmerman, Kevin J. McCarthy and Mark L. Winget, or any one of them true and lawful attorneys with power of substitution of each, to vote all shares of Nuveen Build America Bond Fund which the undersigned is entitled to vote, at the Annual Meeting of Shareholders to be held on June 21, 2018 at 2:00 p.m., Central time, at the offices of Nuveen, LLC, 333 West Wacker Drive, Chicago, Illinois 60606, and at any adjournment or postponement thereof as indicated on the reverse side. In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the meeting or any adjournment or postponement thereof.

Receipt of the Notice of 2018 Annual Meeting of Shareholders and the accompanying Joint Proxy Statement/Prospectus is hereby acknowledged. The shares of Nuveen Build America Bond Fund represented hereby will be voted as indicated or FOR the proposals if no choice is indicated.

PLEASE SIGN, DATE ON THE REVERSE SIDE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

NBB_29751_042718

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

VOTE THIS PROXY CARD TODAY!

Important Notice Regarding the Availability of Proxy Materials for

Nuveen Build America Bond Fund

Shareholders Meeting to Be Held on June 21, 2018.

The Joint Proxy Statement/Prospectus for this meeting is available at:

http://www.nuveenproxy.com/Closed-End-Fund-Proxy-Information/

Please detach at perforation before mailing.

In their discretion, the proxy holders are authorized to vote upon such other matters as may properly come before the meeting or any adjournment or postponement thereof.

Properly executed proxies will be voted as specified. If no other specification is made, such shares will be voted “FOR” each proposal.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: ☒

A	Proposals	THE BOARD RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSALS.			FOR	AGAINST	ABSTAIN
2.

To approve the issuance of additional common shares in connection with the merger of Nuveen Build America Bond Opportunity Fund with and into NTMIF Merger Sub, LLC, a Massachusetts limited liability company and wholly-owned subsidiary of Nuveen Build America Bond Fund, pursuant to the Agreement and Plan of Merger.

					☐	☐	☐

3.

To approve the elimination of the current fundamental policy requiring Nuveen Build America Bond Fund to terminate on or around June 30, 2020, effectively converting the fund from a term structure to a perpetual structure.

					☐	☐	☐

4.	Election of Board Members: To withhold authority to vote for any individual nominee(s) mark the box “FOR ALL EXCEPT” and write the nominee number(s) on the line provided.
	Class III				FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
	01. Margo L. Cook	02. Jack B. Evans	03. Albin F. Moschner	04. William J. Schneider	☐	☐	☐

B	Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below

Note:	Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, guardian, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
/ /

608999900109999999999

∎	xxxxxxxxxxxxxx	NBB 29751	M xxxxxxxx	Ê

The information contained in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities, and it is not soliciting an offer to buy these securities, in any state where the offer or sale is not permitted.

SUBJECT TO COMPLETION

DATED May 4, 2018

STATEMENT OF ADDITIONAL INFORMATION

RELATING TO THE MERGER OF

NUVEEN BUILD AMERICA BOND OPPORTUNITY FUND (NBD)

WITH AND INTO

NUVEEN BUILD AMERICA BOND FUND (NBB)

(EACH, A “FUND” AND COLLECTIVELY, THE “FUNDS”)

This Statement of Additional Information (“SAI”) is available to shareholders of Nuveen Build America Bond Fund (the “Acquiring Fund”) and Nuveen Build America Bond Opportunity Fund (the “Target Fund”) in connection with the proposed combination of the Target Fund and the Acquiring Fund, to be effected by the merger of the Target Fund with and into NTMIF Merger Sub, LLC (the “Merger Sub”), a Massachusetts limited liability company and wholly-owned subsidiary of the Acquiring Fund (the “Merger”), with shares of the Target Fund being converted into newly issued common shares, par value $0.01 per share, of the Acquiring Fund (with cash being distributed in lieu of fractional common shares), pursuant to an Agreement and Plan of Merger. As soon as practicable following the completion of the Merger, the Merger Sub will distribute its assets to the Acquiring Fund, and the Acquiring Fund will assume the liabilities of the Merger Sub, in complete liquidation and dissolution of the Merger Sub under Massachusetts law. The Merger Sub has been formed for the sole purpose of consummating the Merger and the Merger Sub will not commence operations prior to the closing of the Merger, except as necessary to facilitate the Merger.

This SAI is not a prospectus and should be read in conjunction with the Joint Proxy Statement/Prospectus dated [•], 2018 and filed on Form N-14 with the Securities and Exchange Commission (“SEC”) relating to the proposed Merger of the Target Fund with and into the Merger Sub (the “Joint Proxy Statement/Prospectus”). A copy of the Joint Proxy Statement/Prospectus and other information may be obtained without charge by calling (800) 257-8787 or from the Funds’ website (http://www.nuveen.com). The information contained in, or that can be accessed through, the Funds’ website is not part of the Joint Proxy Statement/Prospectus or this SAI. You may also obtain a copy of the Joint Proxy Statement/Prospectus on the website of the SEC (http://www.sec.gov). Capitalized terms used but not defined in this SAI have the meanings assigned to them in the Joint Proxy Statement/Prospectus.

This SAI is dated [•], 2018.

INVESTMENT OBJECTIVES AND POLICIES

The following information supplements the information contained in the Joint Proxy Statement/Prospectus concerning the investment objectives and policies of the Funds. Except for each Fund’s investment objectives, Contingent Term Provision (as defined below) and as set forth under “Investment Restrictions” or as otherwise noted, the investment policies of each Fund described below, including each Fund’s policy of investing at least 80% of its Managed Assets (as defined below) in Build America Bonds (“BABs”), are non-fundamental investment policies that can be changed by the Fund’s Board of Trustees (each, a “Board” or the “Board” and each trustee, a “Board Member”) without a shareholder vote. However, shareholders of a Fund will receive at least 60 days’ prior notice of a change to its Fund’s investment policy of investing at least 80% of its Managed Assets in BABs. To the extent a Fund employs leverage, the Fund’s total assets attributable to the principal amount of any borrowings, portfolio investments that have the economic effect of leverage and any preferred shares or other senior securities issued by the Fund that may be outstanding, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage), are referred to as “Managed Assets.”

Investment Objectives and Policies

The Funds have the same investment objectives and, at present, substantially identical investment policies and risks. Each Fund’s primary investment objective is to provide current income through investments in taxable municipal securities. As a secondary objective, each Fund seeks to enhance portfolio value and total return. Each Fund currently seeks to achieve its investment objectives by investing primarily in a diversified portfolio of taxable municipal securities known as Build America Bonds.

Under normal circumstances, each Fund will invest at least 80% of its Managed Assets in BABs. Each Fund may invest up to 20% of its Managed Assets in securities other than BABs, including taxable municipal securities that do not qualify for federal support, municipal securities the interest income from which is exempt from regular U.S. federal income tax (sometimes referred to as “tax-exempt municipal securities”), U.S. Treasury securities and obligations of the U.S. Government, its agencies and instrumentalities. Each Fund may purchase BABs (including for purposes of the 80% test) and other municipal securities (taxable or tax-exempt) in the form of bonds, notes, leases or certificates of participation; structured as callable or non-callable; and with payment forms that include fixed-coupon, variable rate, zero coupon, capital appreciation bonds, floating rate securities, inverse floating rate securities and other derivative instruments that replicate investment exposure to BABs or other municipal securities. Such BABs and other municipal securities may be acquired through investments in pooled vehicles, partnerships or other investment companies. Each Fund may also purchase BABs and other municipal securities representing a wide range of sectors and purposes.

If, for any twenty-four month period ending on or prior to December 31, 2014, there have been no new issuances of BABs or other taxable municipal securities with interest payments subsidized by the U.S. Government through direct pay subsidies, as a fundamental policy, the Target Fund and Acquiring Fund will terminate (a “Contingent Term Provision”) on or around December 31, 2020 and June 30, 2020, respectively. Because the issuance of Build America Bonds ceased on December 31, 2010, each Fund will terminate pursuant to its Contingent Term Provision. Shareholders of the Acquiring Fund are being solicited pursuant to the Joint Proxy Statement/Prospectus to eliminate the Acquiring Fund’s Contingent Term Provision. (See “Proposal No. 3—Approval of Elimination of Fundamental Policy of the Acquiring Fund” therein.)

Upon the elimination of the Acquiring Fund’s Contingent Term Provision, the Acquiring Fund (1) will adopt certain changes to its non-fundamental investment policies to implement a broader taxable municipal bond investment mandate that over time is intended to promote increased diversification of credit and total return opportunities by investing at least 80% of its assets in taxable municipal securities; (2) will effectively transition from a term structure to a perpetual structure; and (3) will change its name to “Nuveen Taxable Municipal Income Fund.” See Proposal No. 1 in the Joint Proxy Statement/Prospectus at page 3 for a discussion of the Acquiring Fund’s policies following the elimination of the Contingent Term Provision.

Under normal circumstances, each Fund will invest at least 80% of its Managed Assets in securities that at the time of investment are investment grade quality. A security is considered investment grade quality if it is rated within the four highest letter grades (BBB or Baa or better) by at least one of the nationally recognized statistical rating organizations (“NRSROs”) that rate such security (even if it is rated lower by another), or if it is unrated by any NRSRO but judged to be of comparable quality by Nuveen Asset Management, LLC (“Nuveen Asset Management” or the “Sub-Adviser”). Each Fund may invest up to 20% of its Managed Assets in securities rated below investment grade or are unrated by any NRSRO but judged to be of comparable quality by Nuveen Asset Management.

Securities of below-investment-grade quality (Ba/BB or below) are commonly referred to as “junk bonds.” Municipal securities rated below-investment-grade quality are obligations of issuers that are considered predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal according to the terms of the obligation and, therefore, carry greater investment risk, including the possibility of issuer default and bankruptcy and increased market price volatility. Municipal securities rated below-investment-grade tend to be less marketable than higher-quality securities because the market for them is less broad. The market for unrated municipal securities is even narrower. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly and a Fund may have greater difficulty selling its holdings of these types of portfolio securities. A Fund will be more dependent on Nuveen Fund Advisors, LLC’s (the “Adviser”) and/or Nuveen Asset Management’s research and analysis when investing in these securities.

Municipal securities rated Baa or BBB are considered “investment grade” securities. Issuers of municipal securities rated BBB or Baa are regarded as having average creditworthiness relative to other U.S. municipal issuers; however, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the issuer to meet its financial commitments.

The foregoing credit quality policy targets apply only at the time a security is purchased, and a Fund is not required to dispose of a security in the event that a rating agency upgrades or downgrades its assessment of the credit characteristics of a particular issuer or that valuation changes of various municipal securities cause the Fund’s portfolio to fail to satisfy those targets. In determining whether to retain or sell such a security, the Adviser and/or the Sub-Adviser may consider such factors as the Adviser’s and/or the Sub-Adviser’s assessment of the credit quality of the issuer of such security, the price at which such security could be sold and the rating, if any, assigned to such security by other rating agencies. The credit ratings assigned by rating agencies from time to time, represent their opinions as to the quality of the municipal securities they rate. However, it should be emphasized that ratings are general and are not absolute standards of quality. Consequently, municipal securities with the same maturity, coupon and rating may have different yields while obligations of the same maturity and coupon with different ratings may have the same yield. A general description of the ratings of municipal securities by S&P, Moody’s and Fitch is set forth in Appendix A to this SAI.

Each Fund will generally invest in securities with intermediate- or long-term maturities. The Funds anticipate having a weighted average maturity of 15 to 35 years. The weighted average maturity of securities held by a Fund may be shortened or lengthened, depending on market conditions and on an assessment by the Fund’s portfolio manager of which segments of the securities market offer the most favorable relative investment values and opportunities for income and total return. As of January 31, 2018, the average effective maturities of the portfolios of the Target Fund and the Acquiring Fund were 24.01 and 22.92 years, respectively.

Each Fund may invest up to 25% of its Managed Assets in municipal securities in any one industry or in any one state of origin.

Each Fund also may invest up to 20% of its total assets in certain derivative instruments to enhance returns. Such derivatives include financial futures contracts, swap contracts (including interest rate and credit default swaps), options on financial futures, options on swap contracts, or similar instruments. This limit will apply to the investment exposure created by those derivative instruments. Inverse floating rate securities are not regarded as derivatives for this purpose. Nuveen Asset Management may also use derivative instruments to hedge some of the risk of a Fund’s investments in municipal securities.

Each Fund may use leverage (“regulatory leverage”) to the extent permitted by the 1940 Act. Regulatory leverage consists of “senior securities” as defined under the 1940 Act, which include (1) borrowings, including loans from financial institutions; (2) issuances of debt securities; and (3) issuances of preferred shares of beneficial interest ((1),(2), and (3) are hereinafter collectively referred to as regulatory leverage). Each Fund may also use other forms of leverage including, but not limited to, reverse repurchase agreements and portfolio investments that have the economic effect of leverage, including, but not limited to, investments in inverse floating rate securities of tender option bond trusts. The use of leverage creates special risks for common shareholders. See “Proposal No. 1—B. Risk Factors—General Risks of Investing in the Funds—Leverage Risk” in the Joint Proxy Statement/Prospectus.

Currently, each Fund employs leverage through reverse repurchase agreements and investments in inverse floating rate securities of tender option bond trusts.

During temporary defensive periods or in order to keep cash fully invested, the Funds may deviate from their investment policies and objectives. During such periods, a Fund may invest up to 100% of its Managed Assets in short-term investments, including high quality, short-term securities that may be either tax-exempt or taxable, or may invest in short-, intermediate-, or long-term U.S. Treasury Bonds. There can be no assurance that such strategies will be successful.

PORTFOLIO COMPOSITION

The Funds have substantially identical portfolio compositions. The following investments represent the principal components of the Funds’ portfolios.

Municipal Securities

General.    Each Fund may invest in taxable municipal securities (including BABs) and tax-exempt municipal securities, including municipal bonds and notes, other securities issued to finance and refinance public projects, and other related securities and derivative instruments creating exposure to municipal bonds, notes and securities that provide for the payment of interest income that is exempt from regular U.S. federal income tax. Municipal securities are often issued by state and local governmental entities to finance or refinance public projects such as roads, schools, and water supply systems. Municipal securities may also be issued on behalf of private entities or for private activities, such as housing, medical and educational facility construction, or for privately owned transportation, electric utility or pollution control projects. Municipal securities may be issued on a long term basis to provide permanent financing. The repayment of such debt may be secured generally by a pledge of the full faith and credit taxing power of the issuer, a limited or special tax, or any other revenue source, including project revenues, which may include tolls, fees and other user charges, lease payments and mortgage payments. Municipal securities may also be issued to finance projects on a short-term interim basis, anticipating repayment with the proceeds of the later issuance of long-term debt. The Fund may purchase municipal securities in the form of bonds, notes, leases or certificates of participation; structured as callable or non-callable; with payment forms including fixed coupon, variable rate or zero coupon, including capital appreciation bonds, floating rate securities, and inverse floating rate securities; or may be acquired through investments in pooled vehicles, partnerships or other investment companies. Inverse floating rate securities are securities that pay interest at rates that vary inversely with changes in prevailing short-term tax-exempt interest rates and represent a leveraged investment in an underlying municipal security, which could have the economic effect of leverage.

Municipal securities are either general obligation or revenue bonds and typically are issued to finance public projects (such as roads or public buildings), to pay general operating expenses or to refinance outstanding debt. General obligation bonds are backed by the full faith and credit, or taxing authority, of the issuer and may be repaid from any revenue source; revenue bonds may be repaid only from the revenues of a specific facility or source. The Fund also may purchase municipal securities that represent lease obligations, municipal notes, pre-refunded municipal bonds, private activity bonds, floating rate securities and other related securities and may purchase derivative instruments that create exposure to municipal bonds, notes and securities.

The yields on municipal securities depend on a variety of factors, including prevailing interest rates and the condition of the general money market and the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. A municipal security’s market value generally will depend upon its form, maturity, call features, and interest rate, as well as the credit quality of the issuer, all such factors examined in the context of the municipal securities market and interest rate levels and trends. The market value of municipal securities will vary with changes in interest rate levels and as a result of changing evaluations of the ability of their issuers to meet interest and principal payments.

BABs offered an alternative form of financing for state and local government entities whose primary means for accessing the capital markets traditionally had been through issuance of tax-exempt municipal securities. BABs are taxable municipal obligations issued pursuant to the American Recovery and Reinvestment Act of 2009. Enacted in February 2009 with the intent to assist state and local governments in financing capital projects at lower borrowing costs, the American Recovery and Reinvestment Act of 2009 authorized state and local governments to issue taxable bonds on which, assuming certain specified conditions are satisfied, issuers may either (i) receive payments from the U.S. Treasury equal to a specified percentage of their interest payments (in the case of direct pay BABs) or (ii) cause investors in the bonds to receive federal tax credits (in the case of tax credit BABs). Unlike most other municipal obligations, interest received on BABs is subject to U.S. federal income tax and may be subject to state income tax. Under the terms of the American Recovery and Reinvestment Act of 2009, issuers of direct pay BABs are entitled to receive payments from the U.S. Treasury currently equal to 35% (or 45% in the case of Recovery Zone Economic Development Bonds) of the interest paid on the bonds. Holders of tax credit BABs receive a federal tax credit currently equal to 35% of the coupon interest received. The Funds do not expect to receive (or pass through to common shareholders) tax credits as a result of its investments. The federal interest subsidy or tax credit continues for the life of the bonds, provided that the issuer continues to meet all applicable program eligibility requirements.

Pursuant to the terms of the American Recovery and Reinvestment Act of 2009, the issuance of Build America Bonds ceased on December 31, 2010. As a result, the availability of such bonds is limited and there can be no assurance that Build America Bonds will be actively traded. The market for the bonds and/or their liquidity may be negatively affected. No further issuance is permitted unless Congress were to renew the program at a future date.

Municipal Leases and Certificates of Participation.    Each Fund also may purchase municipal securities that represent lease obligations and certificates of participation in such leases. These carry special risks because the issuer of the securities may not be obligated to appropriate money annually to make payments under the lease. A municipal lease is an obligation in the form of a lease or installment purchase that is issued by a state or local government to acquire equipment and facilities. Income from such obligations generally is exempt from state and local taxes in the state of issuance. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of “non-appropriation” clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. In addition, such leases or contracts may be subject to the temporary abatement of payments in the event the issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment or facilities. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might prove difficult, time consuming and costly, and result in a delay in recovering, or the failure to recover fully, a Fund’s original investment. To the extent that a Fund invests in unrated municipal leases or participates in such leases, the credit quality rating and risk of cancellation of such unrated leases will be monitored on an ongoing basis. In order to reduce this risk, each Fund will purchase municipal securities representing lease obligations only where the Adviser and/or the Sub-Adviser believes the issuer has a strong incentive to continue making appropriations until maturity.

A certificate of participation represents an undivided interest in an unmanaged pool of municipal leases, an installment purchase agreement or other instruments. The certificates typically are issued by a municipal agency, a trust or other entity that has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase agreements. Such certificates provide a Fund with the right to a pro rata undivided interest in the underlying municipal securities. In addition, such participations generally provide a Fund with the right to demand payment, on not more than seven days’ notice, of all or any part of the Fund’s participation interest in the underlying municipal securities, plus accrued interest.

Municipal Notes.    Municipal securities in the form of notes generally are used to provide for short-term capital needs, in anticipation of an issuer’s receipt of other revenues or financing, and typically have maturities of up to three years. Such instruments may include tax anticipation notes, revenue anticipation notes, bond anticipation notes, tax and revenue anticipation notes and construction loan notes. Tax anticipation notes are issued to finance the working capital needs of governments. Generally, they are issued in anticipation of various tax revenues, such as income, sales, property, use and business taxes, and are payable from these specific future taxes. Revenue anticipation notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under federal revenue sharing programs. Bond anticipation notes are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds then provide the funds needed for repayment of the bond anticipation notes. Tax and revenue anticipation notes combine the funding sources of both tax anticipation notes and revenue anticipation notes. Construction loan notes are sold to provide construction financing. Mortgage notes insured by the Federal Housing Administration secure these notes; however, the proceeds from the insurance may be less than the economic equivalent of the payment of principal and interest on the mortgage note if there has been a default. The anticipated revenues from taxes, grants or bond financing generally secure the obligations of an issuer of municipal notes. However, an investment in such instruments presents a risk that the anticipated revenues will not be received or that such revenues will be insufficient to satisfy the issuer’s payment obligations under the notes or that refinancing will be otherwise unavailable.

Pre-Refunded Municipal Securities.    The principal of, and interest on, pre-refunded municipal securities are no longer paid from the original revenue source for the securities. Instead, the source of such payments is typically an escrow fund consisting of U.S. Government securities. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded municipal securities. Issuers of municipal securities use this advance refunding technique to obtain more favorable terms with respect to securities that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded municipal securities. However, except for a change in the revenue source from which principal and interest payments are made, the pre-refunded municipal securities remain outstanding on their original terms until they mature or are redeemed by the issuer.

Private Activity Bonds.    Private activity bonds are issued by or on behalf of public authorities to obtain funds to provide privately operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Other types of private activity bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute municipal securities, although the current federal tax laws place substantial limitations on the size of such issues.

Inverse Floating Rate Securities.    Each Fund may invest in inverse floating rate securities. Inverse floating rate securities are securities whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index. Generally, inverse floating rate securities represent beneficial interests in a special purpose trust, commonly referred to as a “tender option bond trust” (“TOB trust”), that holds municipal bonds. The TOB trust typically sells two classes of beneficial interests or securities: floating rate securities (sometimes referred to as short-term floaters or tender option bonds (“TOBs”)), and inverse floating rate securities (sometimes referred to as inverse floaters). Both classes of beneficial interests are represented by certificates or receipts. The floating rate securities have first priority on the cash flow from the municipal bonds held by the TOB trust. In this structure, the floating rate security holders have the option, at periodic short-term intervals, to tender their securities to the trust for purchase and to receive the face value thereof plus accrued interest. The obligation of the trust to repurchase tendered securities is supported by a remarketing agent and by a liquidity provider. As consideration for providing this support, the remarketing agent and the liquidity provider receive periodic fees. The holder of the short-term floater effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate. However, the trust is not obligated to purchase tendered short-term floaters in the event of certain defaults with respect to the underlying municipal bonds or a significant downgrade in the credit rating assigned to the bond issuer.

As the holder of an inverse floating rate investment, a Fund receives the residual cash flow from the TOB trust. Because the holder of the short-term floater is generally assured liquidity at the face value of the security plus accrued interest, the holder of the inverse floater assumes the interest rate cash flow risk and the market value risk associated with the municipal bond deposited into the TOB trust. The volatility of the interest cash flow and the residual market value will vary with the degree to which the trust is leveraged. This is expressed in the ratio of the total face value of the short-term floaters to the value of the inverse floaters that are issued by the TOB trust, and can exceed three times for more “highly leveraged” trusts. All voting rights and decisions to be made with respect to any other rights relating to the municipal bonds held in the TOB trust are passed through, pro rata, to the holders of the short-term floaters and to a Fund as the holder of the associated inverse floaters.

Because any increases in the interest rate on the short-term floaters issued by a TOB trust would reduce the residual interest paid on the associated inverse floaters, and because fluctuations in the value of the municipal bond deposited in the TOB trust would affect only the value of the inverse floater and not the value of the short-term floater issued by the trust so long as the value of the municipal bond held by the trust exceeded the face amount of short-term floaters outstanding, the value of inverse floaters is generally more volatile than that of an otherwise comparable municipal bond held on an unleveraged basis outside a TOB trust. Inverse floaters generally will underperform the market of fixed-rate bonds in a rising interest rate environment (i.e., when bond values are falling), but will tend to outperform the market of fixed-rate bonds when interest rates decline or remain relatively stable. Although volatile in value and return, inverse floaters typically offer the potential for yields higher than those available on fixed-rate bonds with comparable credit quality, coupon, call provisions and maturity. Inverse floaters have varying degrees of liquidity or illiquidity based primarily upon the inverse floater holder’s ability to sell the underlying bonds deposited in the TOB trust at an attractive price.

Each Fund may invest in inverse floating rate securities issued by TOB trusts in which the liquidity providers have recourse to the Fund pursuant to a separate shortfall and forbearance agreement. Such an agreement would require a Fund to reimburse the liquidity provider, among other circumstances, upon termination of the TOB trust for the difference between the liquidation value of the bonds held in the trust and the principal amount and accrued interest due to the holders of floating rate securities issued by the trust. A Fund will enter into such a recourse agreement (1) when the liquidity provider requires such a recourse agreement because the level of leverage in the TOB trust exceeds the level that the liquidity provider is willing to support absent such an agreement; and/or (2) to seek to prevent the liquidity provider from collapsing the trust in the event the municipal bond held in the trust has declined in value to the point where it may cease to exceed the face amount of outstanding short-term floaters. In an instance where a Fund has entered such a recourse agreement, the Fund may suffer a loss that exceeds the amount of its original investment in the inverse floating rate securities; such loss could be as great as that original investment amount plus the face amount of the floating rate securities issued by the trust plus accrued interest thereon.

Each Fund will segregate or earmark liquid assets with its custodian in accordance with the Investment Company Act of 1940, as amended (the “1940 Act”), to cover its obligations with respect to its investments in TOB trusts.

Each Fund may invest in both inverse floating rate securities and floating rate securities (as discussed below) issued by the same TOB trust.

Floating Rate Securities.    Each Fund also may invest in short-term floating rate securities, as described above, issued by TOB trusts. Generally, the interest rate earned will be based upon the market rates for municipal securities with maturities or remarketing provisions that are comparable in duration to the periodic interval of the tender option, which may vary from weekly, to monthly, to other periods of up to one year. Since the tender option feature provides a shorter term than the final maturity or first call date of the underlying municipal bond deposited in the trust, a Fund, as the holder of the floating rate securities, relies upon the terms of the remarketing and liquidity agreements with the financial institution that acts as remarketing agent and/or liquidity provider as well as the credit strength of that institution. As further assurance of liquidity, the terms of the TOB trust provide for a liquidation of the municipal bond deposited in the trust and the application of the proceeds to pay off the floating rate securities. The TOB trusts that are organized to issue both short-term floating rate securities and inverse floaters generally include liquidation triggers to protect the investor in the floating rate securities.

Special Taxing Districts.    Special taxing districts are organized to plan and finance infrastructure developments to induce residential, commercial and industrial growth and redevelopment. The bond financing methods such as tax increment finance, tax assessment, special services district and Mello-Roos bonds, generally are payable solely from taxes or other revenues attributable to the specific projects financed by the bonds without recourse to the credit or taxing power of related or overlapping municipalities. They often are exposed to real estate development-related risks and can have more taxpayer concentration risk than general tax-supported bonds, such as general obligation bonds. Further, the fees, special taxes, or tax allocations and other revenues that are established to secure such financings generally are limited as to the rate or amount that may be levied or assessed and are not subject to increase pursuant to rate covenants or municipal or corporate guarantees. The bonds could default if development failed to progress as anticipated or if larger taxpayers failed to pay the assessments, fees and taxes as provided in the financing plans of the districts.

Illiquid Securities

Each Fund may invest up to 15% of its Managed Assets in municipal securities and other instruments that, at the time of investment, are illiquid (i.e., securities that are not readily marketable). For this purpose, illiquid securities may include, but are not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may only be resold pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), that are deemed to be illiquid, and certain repurchase agreements. Inverse floating rate securities or the residual interest certificates of tender option bond trusts are not considered illiquid securities. The Board or its delegate has the ultimate authority to determine which securities are liquid or illiquid. The Board has delegated to Nuveen Asset Management the day-to-day determination of the illiquidity of any security held by a Fund, although it has retained oversight and ultimate responsibility for such determinations. Currently, no definitive liquidity criteria are used. Each Board has directed Nuveen Asset Management, when making liquidity determinations, to consider such factors as (i) the nature of the market for a security (including the institutional private resale market; the frequency of trades and quotes for the security; the number of dealers willing to purchase or sell the security; the amount of time normally needed to dispose of the security; and the method of soliciting offers and the mechanics of transfer), (ii) the terms of certain securities or other instruments allowing for the disposition to a third party or the issuer thereof (e.g., certain repurchase obligations and demand instruments), and (iii) other relevant factors. The assets used to cover OTC derivatives held by a Fund will be considered illiquid until the OTC derivatives are sold to qualified dealers who agree that the Fund may repurchase them at a maximum price to be calculated by a formula set forth in an agreement. The “cover” for an OTC derivative subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the derivative.

Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. Where registration is required, a Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than that which prevailed when it decided to sell. Illiquid securities will be priced at a fair value as determined in good faith by the Board or its delegatee. If, through the appreciation of illiquid securities or the depreciation of liquid securities, a Fund should be in a position where more than 50% of the value of its Managed Assets is invested in illiquid securities, including restricted securities that are not readily marketable, the Fund will take such steps as are deemed advisable by Nuveen Asset Management, if any, to protect liquidity.

Short-Term Investments

Short-Term Taxable Fixed Income Securities.    For temporary defensive purposes or to keep cash on hand fully invested, each Fund may invest up to 100% of its Managed Assets in cash equivalents and short-term taxable fixed-income securities. Short-term taxable fixed income investments are defined to include, without limitation, the following:

(1) U.S. Government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by U.S. Government agencies or instrumentalities. U.S. Government agency securities include securities issued by (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, and the Government National Mortgage Association, whose securities are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks, and the Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, whose securities are supported only by its credit. While the U.S. Government provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. Government, its agencies and instrumentalities do not guarantee the market value of their securities. Consequently, the value of such securities may fluctuate.

(2) Certificates of deposit issued against funds deposited in a bank or a savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Under current Federal Deposit Insurance Company regulations, the maximum insurance payable as to any one certificate of deposit is $250,000; therefore, certificates of deposit purchased by a Fund may not be fully insured.

(3) Repurchase agreements, which involve purchases of debt securities. At the time a Fund purchases securities pursuant to a repurchase agreement, it simultaneously agrees to resell and redeliver such securities to the seller, who also simultaneously agrees to buy back the securities at a fixed price and time. This assures a predetermined yield for a Fund during its holding period, since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for a Fund to invest temporarily available cash. Each Fund may enter into repurchase agreements only with respect to obligations of the U.S. Government, its agencies or instrumentalities; certificates of deposit; or bankers’ acceptances in which the Fund may invest. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to a Fund is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the Fund is entitled to sell the underlying collateral. If the value of the collateral declines after the agreement is entered into, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, a Fund could incur a loss of both principal and interest. Nuveen Fund Advisors monitors the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. Nuveen Fund Advisors does so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to a Fund. If the seller were to be subject to a federal bankruptcy proceeding, the ability of a Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

(4) Commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between a Fund and a corporation. There is no secondary market for such notes. However, they are redeemable by a Fund at any time. Nuveen Fund Advisors will consider the financial condition of the corporation (e.g., earning power, cash flow, and other liquidity measures) and will continuously monitor the corporation’s ability to meet all of its financial obligations, because a Fund’s liquidity might be impaired if the corporation were unable to pay principal and interest on demand. Investments in commercial paper will be limited to commercial paper rated in the highest categories by a major rating agency and which mature within one year of the date of purchase or carry a variable or floating rate of interest.

(5) Taxable municipal securities, which may consist of short-term bonds or other short-term securities issued by a municipal issuer for which interest or other investment return is included in gross income for federal income tax purposes. A municipal security may be issued on a taxable basis because the intended use of proceeds does not meet federal tax law requirements for the exclusion from gross income (e.g. private activity bonds that are not qualified bonds) or because certain other federal tax law requirements are not met (e.g., insufficient volume cap).

Short-Term Tax-Exempt Fixed Income Securities.    Short-term tax-exempt fixed-income securities are securities that are exempt from regular federal income tax and mature within three years or less from the date of issuance. Short-term tax-exempt fixed income securities are defined to include, without limitation, the following:

(1) Bond Anticipation Notes (“BANs”) are usually general obligations of state and local governmental issuers which are sold to obtain interim financing for projects that will eventually be funded through the sale of long-term debt obligations or bonds. The ability of an issuer to meet its obligations on its BANs is primarily dependent on the issuer’s access to the long-term municipal bond market and the likelihood that the proceeds of such bond sales will be used to pay the principal and interest on the BANs.

(2) Tax Anticipation Notes (“TANs”) are issued by state and local governments to finance the current operations of such governments. Repayment is generally to be derived from specific future tax revenues. TANs are usually general obligations of the issuer. Weakness in an issuer’s capacity to raise taxes due to, among other things, a decline in its tax base or a rise in delinquencies, could adversely affect the issuer’s ability to meet its obligations on outstanding TANs.

(3) Revenue Anticipation Notes (“RANs”) are issued by governments or governmental bodies with the expectation that future revenues from a designated source will be used to repay the notes. In general, they also constitute general obligations of the issuer. A decline in the receipt of projected revenues, such as anticipated revenues from another level of government, could adversely affect an issuer’s ability to meet its obligations on outstanding RANs. In addition, the possibility that the revenues would, when received, be used to meet other obligations could affect the ability of the issuer to pay the principal and interest on RANs.

(4) Construction loan notes are issued to provide construction financing for specific projects. Frequently, these notes are redeemed with funds obtained from the Federal Housing Administration.

(5) Bank notes are notes issued by local government bodies and agencies, such as those described above to commercial banks as evidence of borrowings. The purposes for which the notes are issued are varied but they are frequently issued to meet short-term working capital or capital project needs. These notes may have risks similar to the risks associated with TANs and RANs.

(6) Tax-exempt commercial paper (“Municipal Paper”) represents very short-term unsecured, negotiable promissory notes, issued by states, municipalities and their agencies. Payment of principal and interest on issues of municipal paper may be made from various sources to the extent the funds are available therefrom. Maturities of municipal paper generally will be shorter than the maturities of TANs, BANs or RANs. There is a limited secondary market for issues of Municipal Paper.

Certain municipal securities may carry variable or floating rates of interest whereby the rate of interest is not fixed but varies with changes in specified market rates or indices, such as a bank prime rate or a tax-exempt money market index.

While the various types of notes described above as a group represent the major portion of the short-term tax-exempt note market, other types of notes are available in the marketplace, and each Fund may invest in such other types of notes to the extent permitted under its investment objectives, policies and limitations. Such notes may be issued for different purposes and may be secured differently from those mentioned above.

When-Issued and Delayed-Delivery Transactions

Each Fund may buy and sell municipal securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15 to 45 days of the trade date. On such transactions, the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment. Beginning on the date a Fund enters into a commitment to purchase securities on a when-issued or delayed delivery basis, the Fund is required under interpretations of the SEC to segregate liquid assets, consisting of cash, cash equivalents or liquid securities having a market value, at all times, at least equal to the amount of the commitment. Income generated by any such assets which provide taxable income for federal income tax purposes is includable in the taxable income of a Fund and, to the extent distributed, will be taxable to shareholders. Each Fund may enter into contracts to purchase municipal securities on a forward basis (i.e., where settlement will occur more than 60 days from the date of the transaction) only to the extent that the Fund specifically collateralizes such obligations with a security that is expected to be called or mature within 60 days before or after the settlement date of the forward transaction. The commitment to purchase securities on a when-issued, delayed delivery or forward basis may involve an element of risk because no interest accrues on the bonds prior to settlement and, at the time of delivery, the market value may be less than cost.

Derivatives and Hedging Strategies

Each Fund may engage in hedging transactions, and otherwise use various types of derivative instruments, described below, to manage or reduce interest rate risk, to effectively gain particular market exposures, to seek to enhance returns, and to reduce transaction costs, among other reasons. In addition to inverse floating rate securities and structured notes, each Fund may invest in certain other derivative instruments in pursuit of its investment objectives. Such instruments include financial futures contracts, swap contracts (including interest rate and credit default swaps), options on financial futures, options on swap contracts or other derivative instruments whose prices, in the Adviser’s and/or the Sub-Adviser’s opinion, correlate with the prices of a Fund’s investments.

“Hedging” is a term used for various methods of seeking to preserve portfolio capital value by offsetting price changes in one investment through making another investment whose price should tend to move in the opposite direction.

A “derivative” is a financial contract whose value is based on (or “derived” from) a traditional security (such as a stock or a bond), an asset (such as a commodity like gold), or a market index (such as the S&P National Bond Fund Index). Some forms of derivatives may trade on exchanges, while non-standardized derivatives, which tend to be more specialized and complex, trade in “over-the-counter” (“OTC”) or a one-on-one basis. It may be desirable and possible in various market environments to partially hedge the portfolio against fluctuations in market value due to market interest rate or credit quality fluctuations, or instead to gain a desired investment exposure, by entering into various types of derivative transactions, including financial futures and index futures as well as related put and call options on such instruments, structured notes, or interest rate swaps on taxable or tax-exempt securities or indexes (which may be “forward-starting”), credit default swaps, and options on interest rate swaps, among others.

These transactions present certain risks. In particular, the imperfect correlation between price movements in the futures contract and price movements in the securities being hedged creates the possibility that losses on the hedge by a Fund may be greater than gains in the value of the securities in the Fund’s portfolio. In addition, futures and options markets may not be liquid in all circumstances.

As a result, in volatile markets, a Fund may not be able to close out the transaction without incurring losses substantially greater than the initial deposit. Finally, the potential deposit requirements in futures contracts create an ongoing greater potential financial risk than do options transactions, where the exposure is limited to the cost of the initial premium. Losses due to hedging transactions will reduce yield. A Fund will not make any investment (whether an initial premium or deposit or a subsequent deposit) other than as necessary to close a prior investment if, immediately after such investment, the sum of the amount of its premiums and deposits would exceed 15% of the Fund’s Managed Assets. A Fund will invest in these instruments only in markets believed by the Adviser and/or the Sub-Adviser to be active and sufficiently liquid. Net gains, if any, from hedging and other portfolio transactions will be distributed as taxable distributions to shareholders.

Both parties entering into an index or financial futures contract are required to post an initial deposit, typically equal to from 1% to 5% of the total contract price. Typically, option holders enter into offsetting closing transactions to enable settlement in cash rather than take delivery of the position in the future of the underlying security. Interest rate swap and credit default swap transactions are typically entered on a net basis, meaning that the two payment streams are netted out with a Fund receiving or paying, as the case may be, only the net amount of the two payments. A Fund will sell only covered futures contracts, which means that the Fund segregates assets equal to the amount of the obligations.

There is no assurance that these derivative strategies will be available at any time or that the Adviser and/or the Sub-Adviser will determine to use them for a Fund or, if used, that the strategies will be successful.

Swap Transactions.    Each Fund may enter into total return, interest rate and credit default swap agreements and interest rate caps, floors and collars. Each Fund may also enter into options on the foregoing types of swap agreements (“swap options”).

Swap agreements typically are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to several years. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount” (i.e., the change in the value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index).

The “notional amount” of a swap agreement is the agreed upon basis for calculating the obligations that the parties to a swap agreement have agreed to exchange. Under most swap agreements entered into by the Funds, the obligations of the parties would be exchanged on a “net basis.” Consequently, a Fund’s obligation (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement. Each Fund’s obligation under a swap agreement will be accrued daily (offset against amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by segregating cash and/or other appropriate liquid assets.

The swap market has grown substantially in recent years with a large number of banking firms acting as both principals and agents using standardized swap documentation. As a result, the swap market has become relatively liquid. However, swap agreements may still be subject to liquidity risk, which exists when a particular swap is difficult to purchase or sell. If a swap transaction is particularly large or if the relevant market is illiquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses. Caps, floors and collars are more recent innovations for which standardized documentation has not been fully developed and, accordingly, swaps with these features are less liquid.

The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) sets forth a new regulatory framework for certain derivatives, such as swaps, in which a Fund may be authorized to invest. The Dodd-Frank Act requires many swap transactions to be executed on registered exchanges or through swap execution facilities, cleared through a regulated clearinghouse and publicly reported. In addition, many market participants are now regulated as swap dealers or major swap participants and are, or will be, subject to certain minimum capital and margin requirements and business conduct standards. The statutory requirements of the Dodd-Frank Act are being implemented primarily through rules and regulations adopted by the SEC and/or the Commodity Futures Trading Commission (“CFTC”). The CFTC is responsible for the regulation of most swaps, and has completed most of its rules implementing the Dodd-Frank Act swap regulations. The SEC has jurisdiction over a small segment of the market referred to as “security-based swaps,” which includes swaps on single securities or credits, or narrow-based indices of securities or credits, but has not yet completed its rulemaking. There is a prescribed phase-in period during which most of the mandated rulemaking and regulations are being implemented, and temporary exemptions from certain rules and regulations have been granted so that current trading practices will not be unduly disrupted during the transition period.

Cleared swaps are transacted through futures commission merchants that are members of central clearinghouses with the clearinghouse serving as a central counterparty similar to transactions in futures contracts. Currently, central clearing is required only for certain market participants trading certain instruments, although central clearing for additional instruments is expected to be implemented by the CFTC until the majority of the swaps market is ultimately subject to central clearing. In addition, uncleared OTC swaps will be subject to regulatory collateral requirements that could adversely affect a Fund’s ability to enter into swaps in the OTC market. These developments could cause a Fund to terminate new or existing swap agreements or to realize amounts to be received under such instruments at an inopportune time. Until the mandated rulemaking and regulations are implemented completely, it will not be possible to determine the complete impact of the Dodd-Frank Act and related regulations on a Fund, and the establishment of a centralized exchange or market for swap transactions may not result in swaps being easier to value or trade. However, it is expected that swap dealers, major market participants and swap counterparties will experience other new and/or additional regulations, requirements, compliance burdens and associated costs. The legislation and rules to be promulgated may exert a negative effect on a Fund’s ability to meet its investment objectives, either through limits or requirements imposed on the Fund or its counterparties. The swap market could be disrupted or limited as a result of the legislation, and the new requirements may increase the cost of a Fund’s investments and of doing business, which could adversely affect the Fund’s ability to buy or sell derivatives.

In connection with a Fund’s position in a swap contract, the Fund will segregate liquid assets or will otherwise cover its position in accordance with applicable SEC requirements. See “—Segregation of Assets” below.

Interest Rate Swaps, Caps, Collars and Floors.    Interest rate swaps are bilateral contracts in which each party agrees to make periodic payments to the other party based on different referenced interest rates (e.g., a fixed rate and a floating rate) applied to a specified notional amount. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index rises above a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. Interest rate collars involve selling a cap and purchasing a floor or vice versa to protect a Fund against interest rate movements exceeding given minimum or maximum levels.

The use of interest rate transactions, such as interest rate swaps and caps, is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. Depending on the state of interest rates in general, a Fund’s use of interest rate swaps or caps could enhance or harm the overall performance of the Fund’s common shares. To the extent there is a decline in interest rates, the value of the interest rate swap or cap could decline, and could result in a decline in the net asset value of the common shares. In addition, if short-term interest rates are lower than a Fund’s fixed rate of payment on the interest rate swap, the swap will reduce common share net earnings. If, on the other hand, short-term interest rates are higher than the fixed rate of payment on the interest rate swap, the swap will enhance common share net earnings. Buying interest rate caps could enhance the performance of the common shares by providing a maximum leverage expense. Buying interest rate caps could also decrease the net earnings of the common shares in the event that the premium paid by a Fund to the counterparty exceeds the additional amount the Fund would have been required to pay had it not entered into the cap agreement.

Total Return Swaps.    In a total return swap, one party agrees to pay the other the “total return” of a defined underlying asset during a specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. A total return swap may be applied to any underlying asset but is most commonly used with equity indices, single stocks, bonds and defined baskets of loans and mortgages. A Fund might enter into a total return swap involving an underlying index or basket of securities to create exposure to a potentially widely-diversified range of securities in a single trade. An index total return swap can be used by the Adviser and/or the Sub-Adviser to assume risk, without the complications of buying the component securities from what may not always be the most liquid of markets.

Credit Default Swaps.    A credit default swap is a bilateral contract that enables an investor to buy or sell protection against a defined-issuer credit event. Each Fund may enter into credit default swap agreements either as a buyer or a seller. Each Fund may buy protection to attempt to mitigate the risk of default or credit quality deterioration in an individual security or a segment of the fixed income securities market to which it has exposure, or to take a “short” position in individual bonds or market segments which it does not own. Each Fund may sell protection in an attempt to gain exposure to the credit quality characteristics of particular bonds or market segments without investing directly in those bonds or market segments.

As the buyer of protection in a credit default swap, a Fund would pay a premium (by means of an upfront payment or a periodic stream of payments over the term of the agreement) in return for the right to deliver a referenced bond or group of bonds to the protection seller and receive the full notional or par value (or other agreed upon value) upon a default (or similar event) by the issuer(s) of the underlying referenced obligation(s). If no default occurs, the protection seller would keep the stream of payments and would have no further obligation to the Fund. Thus, the cost to a Fund would be the premium paid with respect to the agreement. However, if a credit event occurs a Fund may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. Each Fund bears the risk that the protection seller may fail to satisfy its payment obligations.

If a Fund is a seller of protection in a credit default swap and no credit event occurs, the Fund would generally receive an up-front payment or a periodic stream of payments over the term of the swap. However, if a credit event occurs, generally a Fund would have to pay the buyer the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. As the protection seller, a Fund effectively adds economic leverage to its portfolio because, in addition to being subject to investment exposure on its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. Thus, the Fund bears the same risk as it would by buying the reference obligations directly, plus the additional risks related to obtaining investment exposure through a derivative instrument discussed below under “—Risks Associated with Swap Transactions.”

Swap Options.    A swap option is a contract that gives a counterparty the right (but not the obligation), in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel, or otherwise modify an existing swap agreement at some designated future time on specified terms. A cash-settled option on a swap gives the purchaser the right, in return for the premium paid, to receive an amount of cash equal to the value of the underlying swap as of the exercise date. Each Fund may write (sell) and purchase put and call swap options. Depending on the terms of the particular option agreement, a Fund generally would incur a greater degree of risk when it writes a swap option than when it purchases a swap option. When a Fund purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a writes a swap option, upon exercise of the option the Fund would become obligated according to the terms of the underlying agreement.

Risks Associated with Swap Transactions.    The use of swap transactions is a highly specialized activity which involves strategies and risks different from those associated with ordinary portfolio security transactions. If the Adviser and/or the Sub-Adviser is incorrect in its forecasts of default risks, market spreads or other applicable factors or events, the investment performance of a Fund would diminish compared with what it would have been if these techniques were not used. As the protection seller in a credit default swap, a Fund effectively adds economic leverage to its portfolio because, in addition to being subject to investment exposure on its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. A Fund generally may close out a swap, cap, floor, collar or other two-party contract only with its particular counterparty, and generally may transfer a position only with the consent of that counterparty. In addition, the price at which a Fund may close out such a two party contract may not correlate with the price change in the underlying reference asset. If the counterparty defaults, a Fund will have contractual remedies, but there can be no assurance that the counterparty will be able to meet its contractual obligations or that the Fund will succeed in enforcing its rights. It also is possible that developments in the derivatives market, including changes in government regulation, could adversely affect a Fund’s ability to terminate existing swap or other agreements or to realize amounts to be received under such agreements.

Futures and Options on Futures Generally.    A futures contract is an agreement between two parties to buy and sell a security, index or interest rate (each a “financial instrument”) for a set price on a future date. Certain futures contracts, such as futures contracts relating to individual securities, call for making or taking delivery of the underlying financial instrument. However, these contracts generally are closed out before delivery by entering into an offsetting purchase or sale of a matching futures contract (same exchange, underlying financial instrument, and delivery month). Other futures contracts, such as futures contracts on interest rates and indices, do not call for making or taking delivery of the underlying financial instrument, but rather are agreements pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the financial instrument at the close of the last trading day of the contract and the price at which the contract was originally written. These contracts also may be settled by entering into an offsetting futures contract.

Unlike when a Fund purchases or sells a security, no price is paid or received by the Fund upon the purchase or sale of a futures contract. Initially, a Fund will be required to deposit with the futures broker, known as a futures commission merchant (“FCM”), an amount of cash or securities equal to a varying specified percentage of the contract amount. This amount is known as initial margin. The margin deposit is intended to ensure completion of the contract. Minimum initial margin requirements are established by the futures exchanges and may be revised. In addition, FCMs may establish margin deposit requirements that are higher than the exchange minimums. Cash held in the margin account generally is not income producing. However, coupon-bearing securities, such as Treasury securities, held in margin accounts generally will earn income. Subsequent payments to and from the FCM, called variation margin, will be made on a daily basis as the price of the underlying financial instrument fluctuates, making the futures contract more or less valuable, a process known as marking the contract to market. Changes in variation margin are recorded by each Fund as unrealized gains or losses. At any time prior to expiration of the futures contract, a Fund may elect to close the position by taking an opposite position that will operate to terminate its position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to a Fund, and the Fund realizes a gain or loss. In the event of the bankruptcy or insolvency of an FCM that holds margin on behalf of a Fund, the Fund may be entitled to the return of margin owed to it only in proportion to the amount received by the FCM’s other customers, potentially resulting in losses to the Fund. Futures transactions also involve brokerage costs and a Fund may have to segregate additional liquid assets in accordance with applicable SEC requirements. See “—Segregation of Assets” below.

A futures option gives the purchaser of such option the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the purchaser acquires a long position in the futures contract and the writer is assigned the opposite short position. Upon the exercise of a put option, the opposite is true.

Bond Futures and Forward Contracts.    Bond futures contracts are agreements in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount times the difference between the value of a specific bond at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of securities is made. Forward contracts are agreements to purchase or sell a specified security or currency at a specified future date (or within a specified time period) and price set at the time of the contract. Forward contracts are usually entered into with banks, foreign exchange dealers or broker-dealers and are usually for less than one year, but may be renewed. Forward contracts are generally purchased or sold in OTC transactions.

Under regulations of the CFTC currently in effect, which may change from time to time, with respect to futures contracts purchased by a Fund, the Fund will set aside in a segregated account liquid securities with a value at least equal to the value of instruments underlying such futures contracts less the amount of initial margin on deposit for such contracts. The current view of the staff of the SEC is that each Fund’s long and short positions in futures contracts must be collateralized with cash or certain liquid assets held in a segregated account or “covered” in order to counter the impact of any potential leveraging.

Parties to a futures contract must make “initial margin” deposits to secure performance of the contract. There are also requirements to make “variation margin” deposits from time to time as the value of the futures contract fluctuates.

Options on Currency Futures Contracts.    Currency futures contracts are standardized agreements between two parties to buy and sell a specific amount of a currency at a set price on a future date. While similar to currency forward contracts, currency futures contracts are traded on commodities exchanges and are standardized as to contract size and delivery date. An option on a currency futures contract gives the holder of the option the right to buy or sell a position in a currency futures contract, at a set price and on or before a specified expiration date. Trading options on international (non-U.S.) currency futures contracts is relatively new. The ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market.

Index Futures.    An index future is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash—rather than any security—equal to a specified dollar amount times the difference between the index value at the close of the last trading day of the contract and the price at which the index future was originally written. Thus, an index future is similar to traditional financial futures except that settlement is made in cash. Each Fund may invest in index futures or similar contracts if available in a form, with market liquidity and settlement and payment features, acceptable to such Fund.

Index Options.    Each Fund may also purchase put or call options on U.S. Government or bond index futures and enter into closing transactions with respect to such options to terminate an existing position. Options on index futures are similar to options on debt instruments except that an option on an index future gives the purchaser the right, in return for the premium paid, to assume a position in an index contract rather than an underlying security at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance of the writer’s futures margin account which represents the amount by which the market price of the index futures contract, at exercise, is less than the exercise price of the option on the index future.

Bond index futures and options transactions would be subject to risks similar to transactions in financial futures and options thereon as described above.

Limitations on the Use of Futures, Futures Options and Swaps.    The Adviser has claimed, with respect to each Fund, the exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act, as amended (“CEA”), provided by CFTC Regulation 4.5 and is therefore not currently subject to registration or regulation as such under the CEA with respect to each Fund. In addition, the Sub-Adviser has claimed the exemption from registration as a commodity trading advisor provided by CFTC Regulation 4.14(a)(8) and is therefore not currently subject to registration or regulation as such under the CEA with respect to each Fund. In February 2012, the CFTC announced substantial amendments to certain exemptions, and to the conditions for reliance on those exemptions, from registration as a commodity pool operator. Under amendments to the exemption provided under CFTC Regulation 4.5, if a Fund uses futures, options on futures, or swaps other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums on these positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options that are “in-the-money” at the time of purchase are “in-the-money”) may not exceed 5% of the Fund’s net asset value, or alternatively, the aggregate net notional value of those positions may not exceed 100% of the Fund’s net asset value (after taking into account unrealized profits and unrealized losses on any such positions). The CFTC amendments to Regulation 4.5 took effect on December 31, 2012, and each Fund intends to comply with amended Regulation 4.5’s requirements such that the Adviser will not be required to register as a commodity pool operator with the CFTC with respect to the Fund. Each Fund reserves the right to employ futures, options on futures and swaps to the extent allowed by CFTC regulations in effect from time to time and in accordance with the Fund’s policies. However, the requirements for qualification as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), may limit the extent to which a Fund may employ futures, options on futures or swaps.

Repurchase Agreements.    Each Fund may enter into repurchase agreements (the purchase of a security coupled with an agreement to resell that security at a higher price) with respect to its permitted investments. A Fund’s repurchase agreements will provide that the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the agreement, and will be marked-to-market daily. The agreed-upon repurchase price determines the yield during a Fund’s holding period.

Repurchase agreements are considered to be loans collateralized by the underlying security that is the subject of the repurchase contract. A Fund will only enter into repurchase agreements with registered securities dealers or domestic banks that, in Nuveen Asset Management’s opinion, present minimal credit risk. The risk to a Fund is limited to the ability of the issuer to pay the agreed-upon repurchase price on the delivery date; however, although the value of the underlying collateral at the time the transaction is entered into always equals or exceeds the agreed-upon repurchase price, if the value of the collateral declines there is a risk of loss of both principal and interest. In the event of default, the collateral may be sold but a Fund might incur a loss if the value of the collateral declines, and might incur disposition costs or experience delays in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by a Fund may be delayed or limited. Nuveen Asset Management will monitor the value of the collateral at the time the transaction is entered into and at all times subsequent during the term of the repurchase agreement in an effort to determine that such value always equals or exceeds the agreed-upon repurchase price. In the event the value of the collateral declines below the repurchase price, Nuveen Asset Management will demand additional collateral from the issuer to increase the value of the collateral to at least that of the repurchase price, including interest.

Reverse Repurchase Agreement Risk. Reverse repurchase agreements involve the sale of securities held by a Fund with an agreement to repurchase the securities at an agreed-upon price, date and interest payment, and represent borrowings of the Fund. Reverse repurchase agreements involve the risk that the other party to the agreement may fail to return the securities in a timely manner or at all. A Fund could lose money if it is unable to recover the securities and the value of the collateral held by the Fund, including the value of investments made with cash collateral, is less than the value of the securities. These events could also trigger adverse tax consequences to the Fund. The use by a Fund of reverse repurchase agreements involves many of the same risks of leverage since the proceeds derived from such reverse repurchase agreements may be invested in additional securities.

Structured Notes

Each Fund may utilize structured notes and similar instruments for investment purposes and also for hedging purposes. Structured notes are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an “embedded index”), such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets. The terms of such structured instruments normally provide that their principal and/or interest payments are to be adjusted upwards or downwards (but not ordinarily below zero) to reflect changes in the embedded index while the structured instruments are outstanding. As a result, the interest and/or principal payments that may be made on a structured product may vary widely, depending upon a variety of factors, including the volatility of the embedded index and the effect of changes in the embedded index on principal and/or interest payments. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the referenced index or indices or other assets. Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss.

Other Investment Companies

Each Fund may invest up to 10% of its Managed Assets in securities of other open- or closed-end investment companies (including exchange-traded funds) that invest primarily in municipal securities of the types in which the Fund may invest directly. In addition, each Fund may invest a portion of its Managed Assets in pooled investment vehicles (other than investment companies) that invest primarily in municipal securities of the types in which the Fund may invest directly. Each Fund generally expects that it may invest in other investment companies and/or other pooled investment vehicles either during periods when it has large amounts of uninvested cash or during periods when there is a shortage of attractive, high yielding municipal securities available in the market. Each Fund may invest in investment companies that are advised by the Adviser and/or the Sub-Adviser or their affiliates to the extent permitted by applicable law and/or pursuant to exemptive relief from the SEC. No Fund has applied for, and no Fund currently intends to apply for, such relief. As a shareholder in an investment company, each Fund will bear its ratable share of that investment company’s expenses and would remain subject to payment of its own management fees with respect to assets so invested. Common shareholders would therefore be subject to duplicative expenses to the extent each Fund invests in other investment companies.

The Adviser and/or the Sub-Adviser will take expenses into account when evaluating the investment merits of an investment in an investment company relative to available municipal security investments. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks described herein. The net asset value and market value of leveraged shares will be more volatile, and the yield to common shareholders will tend to fluctuate more than the yield generated by unleveraged shares.

Zero Coupon Bonds

Each Fund may invest in zero coupon bonds. A zero coupon bond is a bond that typically does not pay interest for the entire life of the obligation or for an initial period after the issuance of the obligation. The market prices of zero coupon bonds are affected to a greater extent by changes in prevailing levels of interest rates and therefore tend to be more volatile in price than securities that pay interest periodically. In addition, because each Fund accrues income with respect to these securities prior to the receipt of such interest, it may have to dispose of portfolio securities under disadvantageous circumstances in order to obtain cash needed to pay income dividends in amounts necessary to avoid unfavorable tax consequences.

Segregation of Assets

As a closed-end investment company registered with the SEC, each Fund is subject to the federal securities laws, including the 1940 Act, the rules thereunder, and various interpretive positions of the SEC and its staff. In accordance with these laws, rules and positions, each Fund must “set aside” (often referred to as “asset segregation”) liquid assets, or engage in other SEC staff-approved measures, to “cover” open positions with respect to certain kinds of derivatives instruments. Each Fund reserves the right to modify its asset segregation policies in the future to comply with any changes in the positions from time to time articulated by the SEC or its staff regarding asset segregation.

To the extent that each Fund uses its assets to cover its obligations as required by the 1940 Act, the rules thereunder, and applicable positions of the SEC and its staff, such assets may not be used for other operational purposes. The Adviser and/or the Sub-Adviser will monitor each Fund’s use of derivatives and will take action as necessary for the purpose of complying with the asset segregation policy stated above. Such actions may include the sale of a Fund’s portfolio investments.

Each Fund may enter into repurchase agreements (the purchase of a security coupled with an agreement to resell that security at a higher price). Such agreements are considered to be borrowings under the 1940 Act unless a Fund segregates an amount of cash and/or liquid securities equal to the amount of the Fund’s obligations under the reverse repurchase agreements. A Fund may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction.

Each Fund may invest in inverse floating rate securities issued of tender option bond trusts. With respect to such investments, each Fund will segregate or earmark assets in an amount equal to at least 100% of the face amount of the floating rate securities issued by such trusts.

INVESTMENT RESTRICTIONS

Below are the fundamental investment restrictions of each Fund. The Funds cannot change their fundamental investment restrictions without the approval of the holders of a “majority of the outstanding voting securities” of a Fund as is defined in the 1940 Act. When used with respect to particular shares of a Fund, a “majority of the outstanding voting securities” means the vote of (i) 67% or more of a Fund’s shares present at a meeting, if the holders of more than 50% of the Fund’s shares are present or represented by proxy; or (ii) more than 50% of the Fund’s outstanding common shares, whichever is less. Except for the fundamental policies set forth below and each Fund’s investment objectives and Contingent Term Provision, all of the Funds’ other investment policies, including each Fund’s policy of investing at least 80% of its Managed Assets in BABs, are non-fundamental and can be changed by the Board without a vote of the shareholders. However, shareholders will receive at least 60 days’ prior notice of any change to their each Fund’s investment policy to invest at least 80% of its Managed Assets in BABs.

Except as described below, each Fund may not:

	Target Fund		Acquiring Fund
1.	Issue senior securities, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), except as permitted by the 1940 Act.	1.	Issue senior securities, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), except as permitted by the 1940 Act.

2.	Borrow money, except as permitted by the 1940 Act and exemptive orders granted under the 1940 Act.	2.	Borrow money, except as permitted by the 1940 Act and exemptive orders granted under the 1940 Act.

3.	Act as underwriter of another issuer’s securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended (the “Securities Act”), in connection with the purchase and sale of portfolio securities.	3.	Act as underwriter of another issuer’s securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended (the “Securities Act”), in connection with the purchase and sale of portfolio securities.

4.	Invest more than 25% of its total assets in securities of issuers in any one industry, provided, however, that such limitation shall not apply to municipal securities other than those municipal securities backed only by the assets and revenues of non-governmental users.	4.	Invest more than 25% of its total assets in securities of issuers in any one industry, provided, however, that such limitation shall not apply to municipal securities other than those municipal securities backed only by the assets and revenues of non-governmental users.

5.	Purchase or sell real estate, but this shall not prevent the Fund from investing in municipal securities secured by real estate or interests therein or foreclosing upon and selling such real estate.	5.	Purchase or sell real estate, but this shall not prevent the Fund from investing in municipal securities secured by real estate or interests therein or foreclosing upon and selling such real estate.

6.	Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options, futures contracts or derivative instruments or from investing in securities or other instruments backed by physical commodities).	6.	Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options, futures contracts or derivative instruments or from investing in securities or other instruments backed by physical commodities).

7.	Make loans, except as permitted by the 1940 Act and exemptive orders granted under the 1940 Act.	7.	Make loans, except as permitted by the 1940 Act and exemptive orders granted under the 1940 Act.

8.	With respect to 75% of the value of the Fund’s total assets, purchase any securities (other than obligations issued or guaranteed by the U.S. Government or by its agencies or instrumentalities), if as a result more than 5% of the Fund’s total assets would then be invested in securities of a single issuer or if as a result the Fund would hold more than 10% of the outstanding voting securities of any single issuer.	8.	With respect to 75% of the value of the Fund’s total assets, purchase any securities (other than obligations issued or guaranteed by the U.S. Government or by its agencies or instrumentalities), if as a result more than 5% of the Fund’s total assets would then be invested in securities of a single issuer or if as a result the Fund would hold more than 10% of the outstanding voting securities of any single issuer.

With respect to the limitations set forth in paragraphs 1 and 2 above, Section 18(c) of the 1940 Act generally limits a registered closed-end investment company to issuing one class of senior securities representing indebtedness and one class of senior securities representing stock, except that the class of indebtedness or stock may be issued in one or more series, and promissory notes or other evidences of indebtedness issued in consideration of any loan, extension, or renewal thereof, made by a bank or other person and privately arranged, and not intended to be publicly distributed, are not deemed a separate class of senior securities.

With respect to the limitation set forth in paragraph 2 above, Section 18(a) of the 1940 Act generally prohibits a registered closed-end fund from incurring borrowings if, immediately thereafter, the aggregate amount of its borrowings exceeds 33 1/3% of its total assets.

With respect to the limitation set forth in paragraph 4 above, governments and their political subdivisions shall not be deemed to be members of any industry.

With respect to the limitation set forth in paragraph 7 above, Section 21 of the 1940 Act makes it unlawful for a registered investment company, like a Fund, to lend money or other property if (i) the investment company’s policies set forth in its registration statement do not permit such a loan or (ii) the borrower controls or is under common control with the investment company.

With respect to the limitation set forth in paragraph 8 above, a governmental issuer shall be deemed the single issuer of a security when its assets and revenues are separate from other governmental entities and its securities are backed only by its assets and revenues. Similarly, in the case of a non-governmental issuer, if the security is backed only by the assets and revenues of the non-governmental issuer, then such non-governmental issuer would be deemed to be the single issuer. Where a security is also backed by the enforceable obligation of a superior or unrelated governmental or other entity (other than a bond insurer), it shall also be included in the computation of securities owned that are issued by such governmental or other entity. Where a security is guaranteed by a governmental entity or some other facility, such as a bank guarantee or letter of credit, such a guarantee or letter of credit would be considered a separate security and would be treated as an issue of such government, other entity or bank. When a municipal security is insured by bond insurance, it shall not be considered a security that is issued or guaranteed by the insurer; instead, the issuer of such municipal security will be determined in accordance with the principles set forth above. The foregoing restrictions do not limit the percentage of the Fund’s assets that may be invested in municipal securities insured by any given insurer.

Under the 1940 Act, subject to limited exceptions, a Fund may invest up to 10% of its total assets in the aggregate in shares of other investment companies and up to 5% of its total assets in any one investment company, provided the investment does not represent more than 3% of the voting stock of the acquired investment company at the time such shares are purchased. As a stockholder in any investment company, a Fund will bear its ratable share of that investment company’s expenses, and will remain subject to payment of the Fund’s management, advisory and administrative fees with respect to assets so invested. Shareholders would therefore be subject to duplicative expenses to the extent their Fund invests in other investment companies. In addition, the securities of other investment companies may be leveraged and therefore may be subject to the same leverage risks described herein.

In addition to the foregoing fundamental investment policies, each Fund is also subject to the following non-fundamental restrictions and policies, which may be changed by the Board without shareholder approval. Each Fund may not:

(1)	Sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold at no added cost, and provided that transactions in options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short.

(2)	Purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act or any exemptive relief obtained thereunder.

(3)	Purchase securities of companies for the purpose of exercising control, except that the Fund may invest up to 5% of its net assets in tax-exempt or taxable fixed-income securities or equity securities for the purpose of acquiring control of an issuer whose municipal securities (a) the Fund already owns and (b) have deteriorated or are expected shortly to deteriorate significantly in credit quality, provided Nuveen Asset Management determines that such investment should enable the Fund to better maximize the value of its existing investment in such issuer.

The restrictions and other limitations set forth above will apply only at the time of purchase of securities and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of an acquisition of securities.

Each Fund may issue senior securities, including preferred shares, notes and other evidences of indebtedness (including bank borrowings or commercial paper). If it does so, a Fund may be subject to certain restrictions imposed by either guidelines of one or more NRSROs that may issue ratings for senior securities issued by the Fund or, if the Fund borrows from a lender, by the lender. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed on a Fund by the 1940 Act. In addition, reverse repurchase agreement counterparties may require certain criteria for securities included within such agreements. If these restrictions were to apply, it is not anticipated that these covenants, guidelines or security criteria would impede Nuveen Asset Management from managing a Fund’s portfolio in accordance with the Fund’s investment objectives and policies. As of April 13, 2018, the leverage effects through reverse repurchase agreements and investments in inverse floating rate securities of tender option bond trusts are included in effective leverage ratios. Prior to April 13, 2018, the Funds employed leverage through borrowings and investments in inverse floating rate securities of tender option bond trusts.

Portfolio Turnover

Each of the Funds may engage in portfolio trading when considered appropriate, but short-term trading is not used as a primary means of achieving a Fund’s investment objectives. Although a Fund cannot accurately predict its annual portfolio turnover rate, it is generally not expected to exceed 25% under normal circumstances. However, there are no limits on the Funds’ rates of portfolio turnover, and investments may be sold without regard to length of time held when, in the Sub-Adviser’s opinion, investment considerations warrant such action.

For the fiscal years ended March 31, 2017 and March 31, 2016, the portfolio turnover rates of the Funds were as follows:

Fund	2017	2016
Target Fund	17%	11%
Acquiring Fund	11%	16%

A higher portfolio turnover rate may result in correspondingly greater brokerage commissions and other transactional expenses that are borne by a Fund. In addition, high portfolio turnover may result in the realization of net short-term capital gains by a Fund which, when distributed to shareholders, will be taxable as ordinary income for federal income tax purposes.

MANAGEMENT OF THE FUNDS

Investment Adviser

Nuveen Fund Advisors, LLC (previously defined as “Nuveen Fund Advisors” or the “Adviser”), the Funds’ investment adviser, offers advisory and investment management services to a broad range of investment company clients. Nuveen Fund Advisors has overall responsibility for management of the Funds, oversees the management of the Funds’ portfolios, manages the Funds’ business affairs and provides certain clerical, bookkeeping and other administrative services. Nuveen Fund Advisors is located at 333 West Wacker Drive, Chicago, Illinois 60606.

Pursuant to the Investment Management Agreement, each Fund has agreed to pay an annual management fee for the overall advisory and administrative services and general office facilities provided by Nuveen Fund Advisors. Each Fund’s management fee is separated into two components—a complex-level component, based on the aggregate amount of all Nuveen Fund assets managed by Nuveen Fund Advisors, and a specific fund-level component, based only on the amount of assets within the Fund. This pricing structure enables Nuveen Fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by Nuveen Fund Advisors.

Unless earlier terminated as described below, each Fund’s Investment Management Agreement with Nuveen Fund Advisors will remain in effect until August 1, 2018. Each Investment Management Agreement continues in effect from year to year so long as such continuation is approved at least annually by: (1) the Board or the vote of a majority of the outstanding voting securities of the Fund; and (2) a majority of the Board Members who are not interested persons of any party to the Investment Management Agreement, cast in person at a meeting called for the purpose of voting on such approval. Each Investment Management Agreement may be terminated at any time, without penalty, by either the Fund or Nuveen Fund Advisors upon 60 days’ written notice and is automatically terminated in the event of its assignment, as defined in the 1940 Act.

Nuveen Fund Advisors, a registered investment adviser, is a subsidiary of Nuveen, LLC (“Nuveen”), the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). TIAA is a life insurance company founded in 1918 by the Carnegie Foundation for the Advancement of Teaching and is the companion organization of College Retirement Equities Fund. As of December 31, 2017, Nuveen managed approximately $970 billion in assets, of which approximately $139 billion was managed by Nuveen Fund Advisors.

The total dollar amounts paid to Nuveen Fund Advisors by each Fund under each Fund’s Investment Management Agreement for the last three fiscal years are as follows:

Target Fund	2017	2016	2015
Gross Advisory Fees	$1,400,276	$1,384,514	$1,449,341
Waiver	$—	$—	$—

Net Advisory Fees	$1,400,276	$1,384,514	$1,449,341

Acquiring Fund	2017	2016	2015
Gross Advisory Fees	$4,807,046	$4,766,571	$4,914,187
Waiver	$—	$—	$—

Net Advisory Fees	$4,807,046	$4,766,571	$4,914,187

Sub-Adviser

Nuveen Fund Advisors has selected Nuveen Asset Management, LLC (previously defined as “Nuveen Asset Management” or the “Sub-Adviser”) to serve as sub-adviser to each Fund. Nuveen Fund Advisors compensates Nuveen Asset Management for the portfolio management services it provides to the Funds from the management fees paid by the Funds. Nuveen Fund Advisors and Nuveen Asset Management retain the right to reallocate investment advisory responsibilities and fees between themselves in the future.

For the services provided pursuant to each Fund’s Sub-Advisory Agreement, Nuveen Fund Advisors pays Nuveen Asset Management a portfolio management fee, payable monthly, equal to 53.8462% of the management fee (net of applicable breakpoints, waivers and reimbursements) paid by the Fund to Nuveen Fund Advisors.

The total dollar amounts paid to Nuveen Asset Management by Nuveen Fund Advisors during each Fund’s last three fiscal years are as follows:

Target Fund	2017	2016	2015
Sub-Advisory Fees	$753,996	$745,508	$780,415

Acquiring Fund	2017	2016	2015
Sub-Advisory Fees	$2,588,412	$2,566,618	$2,646,103

PORTFOLIO MANAGERS

Unless otherwise indicated, the information below is provided as of the date of this SAI.

Portfolio Management

Daniel J. Close, CFA, and John Miller, CFA, have served as portfolio managers of the Funds since their inception and will continue to be responsible for the day-to-day management of the Acquiring Fund’s investment portfolio following the consummation of the Merger.

In addition to managing the Funds, the portfolio managers are also primarily responsible for the day-to-day portfolio management of the following accounts, as of March 31, 2017:

Portfolio Manager	Type of Account Managed	Number of Accounts	Assets(1)
Daniel J. Close, CFA	Registered Investment Companies	15	$6.75 billion
	Other Pooled Investment Vehicles	9	$2.62 billion
	Other Accounts	9	$32.5 million

John Miller, CFA	Registered Investment Companies	9	$22.86 billion
	Other Pooled Investment Vehicles	10	$251 million
	Other Accounts	12	$12 million

(1)	Assets are as of March, 31 2017. None of the assets in these accounts are subject to an advisory fee based on performance.

Compensation

As of March 31, 2017, portfolio manager compensation consists primarily of base pay, an annual cash bonus and long-term incentive payments.

Base Pay.    Base pay is determined based upon an analysis of the portfolio manager’s general performance, experience, and market levels of base pay for such position.

Annual Cash Bonus.    Each Fund’s portfolio manager is eligible for an annual cash bonus based on pre-tax investment performance, qualitative evaluation and financial performance of Nuveen Asset Management.

A portion of a portfolio manager’s annual cash bonus is based on investment performance in the strategy, generally measured over the past one-, three- and five-year periods (as applicable) unless the portfolio manager’s tenure is shorter. Investment performance generally is determined by evaluating the strategy’s performance relative to its benchmark(s) and/or Lipper industry peer group.

A portion of the cash bonus is based on a qualitative evaluation made by the portfolio manager’s supervisor taking into consideration a number of factors, including the portfolio manager’s team collaboration, expense management, support of personnel responsible for asset growth, and his or her compliance with Nuveen Asset Management’s policies and procedures.

The final factor influencing the portfolio manager’s cash bonus is the financial performance of Nuveen Asset Management based on its operating earnings.

Long-Term Incentive Compensation.    Certain key employees of Nuveen Investments and its affiliates, including certain portfolio managers, participate in a Long-Term Performance Plan designed to provide compensation opportunities that link a portion of each participant’s compensation to Nuveen Investments’ financial and operational performance. In addition, certain key employees of Nuveen Asset Management, including certain portfolio managers, have received profits interests in Nuveen Asset Management which entitle their holders to participate in the firm’s growth over time.

Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented a number of potential conflicts, including, among others, those discussed below.

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Nuveen Asset Management seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, Nuveen Asset Management has adopted procedures for allocating limited opportunities across multiple accounts.

With respect to many of its clients’ accounts, Nuveen Asset Management determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, Nuveen Asset Management may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Nuveen Asset Management may place separate, non-simultaneous, transactions for a Fund and other accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts.

Some clients are subject to different regulations. As a consequence of this difference in regulatory requirements, some clients may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by the portfolio manager. Finally, the appearance of a conflict of interest may arise where Nuveen Asset Management has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.

Nuveen Asset Management has adopted certain compliance procedures which are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Portfolio Manager Securities Ownership

The following table sets forth the dollar range of equity securities beneficially owned by the Funds’ portfolio manager as of March 31, 2017:

Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned in the Target Fund	Dollar Range of Equity Securities Beneficially Owned in the Acquiring Fund
Daniel J. Close, CFA	—	—
John Miller, CFA	—	—

Codes of Ethics

The Funds, Nuveen Fund Advisors, Nuveen Asset Management, Nuveen and other related entities have adopted codes of ethics under Rule 17j-1 under the 1940 Act, that essentially prohibit certain of their personnel, including the Funds’ portfolio manager, from engaging in personal investments that compete or interfere with, or attempt to take advantage of a client’s, including the Funds’, anticipated or actual portfolio transactions, and are designed to assure that the interests of clients, including Fund shareholders, are placed before the interests of personnel in connection with personal investment transactions. The codes of ethics of the Funds, Nuveen Fund Advisors, Nuveen Asset Management and Nuveen can be viewed online or downloaded from the EDGAR Database on the SEC’s internet web site at www.sec.gov. You may also review and copy those documents by visiting the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090. In addition, copies of those codes of ethics may be obtained, after mailing the appropriate duplicating fee, by writing to the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549 or by e-mail request at publicinfo@sec.gov.

Each Fund invests its assets generally in municipal securities. On rare occasions the Funds may acquire, directly or through a special-purpose vehicle, equity securities of certain issuers whose securities the Funds already own when such securities have deteriorated or are expected shortly to deteriorate significantly in credit quality. The purpose of acquiring equity securities generally will be to acquire control of the issuer and to seek to prevent the credit deterioration or facilitate the liquidation or other workout of the distressed issuer’s credit problem. In the course of exercising control of a distressed issuer, Nuveen Asset Management may pursue the Funds’ interests in a variety of ways, which may entail negotiating and executing consents, agreements and other arrangements, and otherwise influencing the management of the issuer. Nuveen Asset Management does not consider such activities proxy voting for purposes of Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), but nevertheless provides reports to the Fund’s Board on its control activities on a quarterly basis.

In the rare event that an issuer were to issue a proxy or that the Funds were to receive a proxy issued by a cash management security, Nuveen Asset Management would either engage an independent third party to determine how the proxy should be voted or vote the proxy with the consent, or based on the instructions, of the Funds’ Board or its representative. A member of Nuveen Asset Management’s legal department would oversee the administration of the voting and ensure that records maintained in accordance with Rule 206(4)-6 under the Advisers Act were filed with the SEC on Form N-PX, provided to the Funds’ Board and made available to shareholders as required by applicable rules.

In the event of a conflict of interest that might arise when voting proxies for the Funds, Nuveen Asset Management will defer to the recommendation of an independent third party engaged to determine how the proxy should be voted, or, alternatively, members of Nuveen Asset Management’s legal and compliance departments, in consultation with the Board, will examine the conflict of interest and seek to resolve such conflict in the best interests of each Fund. If a member of Nuveen Asset Management’s legal or compliance department or the Board has a personal conflict of interest, that member will refrain from participating in the consultation.

Information regarding how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge by accessing Nuveen’s website at http://www.nuveen.com or the SEC’s website at http://www.sec.gov.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to the supervision of the Board and Nuveen Fund Advisors, Nuveen Asset Management is responsible for decisions to purchase and sell securities for the Funds, the negotiation of the prices to be paid and the allocation of transactions among various dealer firms. Transactions on stock exchanges involve the payment by the Funds of brokerage commissions. There generally is no stated commission in the case of securities traded in the OTC market, but the prices paid by the Funds usually include an undisclosed dealer commission or mark-up. Transactions in the OTC market can also be placed with broker-dealers who act as agents and charge brokerage commissions for effecting OTC transactions. Each Fund may place its OTC transactions either directly with principal market makers, or with broker-dealers if that is consistent with Nuveen Asset Management’s obligation to obtain best qualitative execution. In certain instances, the Funds may make purchases of underwritten issues at prices that include underwriting fees.

Portfolio securities may be purchased directly from an underwriter or in the OTC market from the principal dealers in such securities, unless it appears that a better price or execution may be obtained through other means. Portfolio securities will not be purchased from Nuveen or its affiliates or affiliates of Nuveen Asset Management except in compliance with the 1940 Act.

It is Nuveen Asset Management’s policy to seek the best execution under the circumstances of each trade. Nuveen Asset Management will evaluate price as the primary consideration, with the financial condition, reputation and responsiveness of the dealer considered secondary in determining best execution. Given the best execution obtainable, it will be Nuveen Asset Management’s practice to select dealers that, in addition, furnish research information (primarily credit analyses of issuers and general economic reports) and statistical and other services to Nuveen Asset Management. It is not possible to place a dollar value on information and statistical and other services received from dealers. Since it is only supplementary to Nuveen Asset Management’s own research efforts, the receipt of research information is not expected to reduce significantly Nuveen Asset Management’s expenses. While Nuveen Asset Management will be primarily responsible for the placement of the business of the Funds, Nuveen Asset Management’s policies and practices in this regard must be consistent with the foregoing and will, at all times, be subject to review by the Board of the Funds.

Nuveen Asset Management may manage other investment accounts and investment companies for other clients that may invest in the same types of securities as the Funds and that may have investment objectives similar to those of the Funds. Nuveen Asset Management seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell assets or securities by each Fund and another advisory account. If an aggregated order cannot be filled completely, allocations will generally be made on a pro rata basis. An order may not be allocated on a pro rata basis where, for example (i) consideration is given to portfolio managers who have been instrumental in developing or negotiating a particular investment; (ii) consideration is given to an account with specialized investment policies that coincide with the particulars of a specific investment; (iii) pro rata allocation would result in odd-lot or de minimis amounts being allocated to a portfolio or other client; or (iv) where Nuveen Asset Management reasonably determines that departure from a pro rata allocation is advisable. There may also be instances where a Fund will not participate at all in a transaction that is allocated among other accounts. While these allocation procedures could have a detrimental effect on the price or amount of the securities available to the Fund from time to time, it is the opinion of the Board that the benefits available from Nuveen Asset Management’s management outweigh any disadvantage that may arise from Nuveen Asset Management’s larger management activities and its need to allocate securities.

The information in the table below reflects the aggregate brokerage commission paid by the Funds for the last three fiscal years ended March 31:

	2017	2016	2015
Target Fund	$—	$—	$—
Acquiring Fund	$—	$—	$—

REPURCHASE OF FUND SHARES; CONVERSION TO OPEN-END FUND

Each Fund is a closed-end investment company, and as such its shareholders will not have the right to cause the Fund to redeem their shares. Instead, each Fund’s common shares trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, dividend stability, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Because shares of a closed-end investment company may frequently trade at prices lower than net asset value, each Fund’s Board has currently determined that, at least annually, it will consider action that might be taken to reduce or eliminate any material discount from net asset value in respect of common shares, which may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares at net asset value, or the conversion of the Fund to an open-end investment company. However, there can be no assurance that either Fund’s Board will decide to take any of these actions, or that share repurchases or tender offers, if undertaken, will reduce market discount.

Subject to its investment limitations, each Fund may borrow to finance the repurchase of shares or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by a Fund in anticipation of share repurchases or tenders will reduce the Fund’s net income. Any share repurchase, tender offer or borrowing that might be approved by a Fund’s Board would have to comply with the Securities Exchange Act of 1934, as amended, and the 1940 Act and the rules and regulations thereunder.

Although the decision to take action in response to a discount from net asset value will be made by the applicable Board at the time it considers such issue, it is the current policy of each Fund’s Board, which may be changed by the applicable Board, not to authorize repurchases of common shares or a tender offer for such shares if (1) such transactions, if consummated, would (a) result in the delisting of the common shares from the New York Stock Exchange (the “NYSE”), the NYSE American or elsewhere, or (b) impair the Fund’s status as a regulated investment company under the Code (which would make the Fund a taxable entity, causing the Fund’s taxable income to be taxed at the corporate level in addition to the taxation of shareholders who receive dividends from the Fund) or as a registered closed-end investment company under the 1940 Act; (2) the Fund would not be able to liquidate portfolio securities in an orderly manner and consistent with the Fund’s investment objectives and policies in order to repurchase shares; or (3) there is, in the Board’s judgment, any (a) material legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting the Fund, (b) general suspension of or limitation on prices for trading securities on the NYSE, the NYSE American or elsewhere, (c) declaration of a banking moratorium by federal or state authorities or any suspension of payment by United States or state banks in which the Fund invests, (d) material limitation affecting the Fund or the issuers of its portfolio securities by federal or state authorities on the extension of credit by lending institutions or on the exchange of non-U.S. currency, (e) commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the United States, or (f) other event or condition that would have a material adverse effect (including any adverse tax effect) on the Fund or its shareholders if shares were repurchased. Each Fund’s Board may in the future modify these conditions in light of experience.

The repurchase by a Fund of its shares at prices below net asset value will result in an increase in the net asset value of those shares that remain outstanding. However, there can be no assurance that share repurchases or tenders at or below net asset value will result in a Fund’s shares trading at a price equal to their net asset value. Nevertheless, the fact that a Fund’s shares may be the subject of repurchase or tender offers at net asset value from time to time, or that the Fund may be converted to an open-end investment company, may reduce any spread between market price and net asset value that might otherwise exist.

In addition, a purchase by a Fund of its common shares will decrease the Fund’s total assets, which would likely have the effect of increasing the Fund’s expense ratio.

Conversion to an open-end company would require the approval of the holders of at least two-thirds of a Fund’s common and preferred shares, if any, voting as a single class, and approval of the holders of at least two-thirds of the Fund’s preferred shares, if any, voting together as a single class, unless the conversion has been approved by the requisite vote of the Fund’s Board Members, in which case a majority vote of the requisite holders would be required. See “Additional Information About the Funds—Certain Provisions in the Funds’ Declarations of Trust and By-Laws” in the Joint Proxy Statement/Prospectus for a discussion of voting requirements applicable to conversion of a Fund to an open-end investment company. If a Fund converted to an open-end investment company, the Fund’s common shares would no longer be listed on the NYSE, the NYSE American or elsewhere, and the Fund’s preferred shares, if applicable, would no longer be outstanding. In contrast to a closed-end investment company, shareholders of an open-end investment company may require the company to redeem their shares on any business day (except in certain circumstances as authorized by or under the 1940 Act or rules thereunder) at their net asset value, less such redemption charge, if any, as might be in effect at the time of redemption. In order to avoid maintaining large cash positions or liquidating favorable investments to meet redemptions, open-end investment companies typically engage in a continuous offering of their shares. Open-end investment companies are thus subject to periodic asset in-flows and out-flows that can complicate portfolio management. A Fund’s Board may at any time propose conversion of the Fund to an open-end investment company depending upon its judgment as to the advisability of such action in light of circumstances then prevailing.

Before deciding whether to take any action if a Fund’s common shares trade below net asset value, the Fund’s Board would consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund’s portfolio, the impact of any action that might be taken on the Fund or its shareholders, and market considerations. Based on these considerations, even if a Fund’s shares should trade at a discount, the Fund’s Board may determine that, in the interest of the Fund and its shareholders, no action should be taken.

FEDERAL INCOME TAX MATTERS

The following is a general summary of certain U.S. federal income tax consequences that may be relevant to a shareholder that acquires, holds and/or disposes of shares of the Acquiring Fund. Substantially similar consequences would be relevant to a shareholder that acquires, holds and/or disposes of shares of the Target Fund. This discussion addresses only U.S. federal income tax consequences to U.S. shareholders who hold their shares as capital assets and does not address all of the U.S. federal income tax consequences that may be relevant to particular shareholders in light of their individual circumstances. This discussion also does not address the tax consequences to shareholders who are subject to special rules, including, without limitation, shareholders with large positions in the Acquiring Fund, financial institutions, insurance companies, dealers in securities or foreign currencies, foreign holders, persons who hold their shares as or in a hedge against currency risk, a constructive sale, or conversion transaction, holders who are subject to the federal alternative minimum tax, or tax-exempt or tax-advantaged plans, accounts, or entities. In addition, the discussion does not address any state, local, or foreign tax consequences. The discussion reflects applicable tax laws of the United States as of the date of this SAI, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service (“IRS”) retroactively or prospectively. No attempt is made to present a detailed explanation of all U.S. federal income tax concerns affecting the Acquiring Fund and its shareholders, and the discussion set forth herein does not constitute tax advice. Investors are urged to consult their own tax advisers to determine the specific tax consequences to them of investing in the Acquiring Fund, including the applicable federal, state, local and foreign tax consequences to them and the effect of possible changes in tax laws.

The Acquiring Fund has elected to be treated, and intends to continue to qualify each year, as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”).

To qualify for the favorable U.S. federal income tax treatment generally accorded to regulated investment companies, the Acquiring Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or non-U.S. currencies, other income derived with respect to its business of investing in such stock, securities or currencies, and net income derived from interests in “qualified publicly traded partnerships,” as defined in the Code; (b) diversify its holdings so that, at the end of each quarter of each taxable year, (i) at least 50% of the value of the Acquiring Fund’s assets is represented by cash and cash items (including receivables), U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Acquiring Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. Government securities or the securities of other regulated investment companies) of a single issuer, or two or more issuers that the Acquiring Fund controls and are engaged in the same, similar or related trades or businesses, or the securities of one or more qualified publicly traded partnerships; and (c) distribute each year an amount equal to or greater than the sum of 90% of its investment company taxable income (as that term is defined in the Code, but without regard to the deduction for dividends paid) and 90% of its net tax-exempt interest.

If the Acquiring Fund failed to qualify as a regulated investment company in any taxable year, the Acquiring Fund would be taxed in the same manner as a regular corporation on its taxable income (even if such income were distributed to its shareholders) and distributions to shareholders would not be deductible by the Acquiring Fund in computing its taxable income. Additionally, all distributions out of earnings and profits (including distributions from net capital gains and net tax-exempt interest) would be taxed to shareholders as ordinary dividend income. Such distributions generally would be eligible (i) to be treated as “qualified dividend income,” as discussed below in the case of noncorporate shareholders and (ii) for the dividends received deduction under Section 243 of the Code (the “Dividends Received Deduction”) in the case of corporate shareholders.

As a regulated investment company, the Acquiring Fund generally will not be subject to U.S. federal income tax on its investment company taxable income and net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, that it distributes to shareholders. The Acquiring Fund may retain for investment its net capital gains. However, if the Acquiring Fund retains any net capital gains or any investment company taxable income, it will be subject to tax at the regular corporate rate on the amount retained. If the Acquiring Fund retains any net capital gains, it may designate the retained amount as undistributed capital gains in a notice to its shareholders who, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gains, their share of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the federal income tax paid by the Acquiring Fund on such undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For U.S. federal income tax purposes, the basis of shares owned by a shareholder of the Acquiring Fund will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s gross income and the federal income tax deemed paid by the shareholder under clause (ii) of the preceding sentence. The Acquiring Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid) and the net capital gains not otherwise retained by the Acquiring Fund.

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% federal excise tax. To prevent imposition of the excise tax, the Acquiring Fund must distribute during each calendar year an amount at least equal to the sum of (1) 98% of its ordinary taxable income (not taking into account any capital gains or losses) for the calendar year, (2) 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 of the calendar year, and (3) any ordinary taxable income and capital gains for previous years that were not distributed during those years and on which the Acquiring Fund paid no U.S. federal income tax. To prevent application of the excise tax, the Acquiring Fund intends to make distributions in accordance with the calendar year distribution requirement.

If the Acquiring Fund invests in tax credit BABs or certain other bonds generating tax credits issued on or before December 31, 2017, it may make an election to pass through the credits to its shareholders. If such an election is made, the Acquiring Fund will be required to (1) include in gross income for the tax year, as interest, an amount equal to the amount that the Acquiring Fund would have included in gross income relating to the credits if the election had not been made and (2) increase the amount of its dividends paid deduction for the tax year by the amount of the income. In addition, each shareholder of the Acquiring Fund (1) will be required to include in gross income an amount equal to the shareholder’s proportionate share of the interest income attributable to the credits and (2) will be permitted to take the shareholder’s proportionate share of the credits against the shareholder’s federal income tax liability. If the Acquiring Fund makes this election, it will inform shareholders concerning their allocable share of tax credits as part of its annual reporting to shareholders. A shareholder’s ability to claim a tax credit associated with one or more tax credit bonds may be subject to certain limitations imposed by the Code. Shareholders should consult their tax advisors concerning their ability to use such allocated tax credits. The Acquiring Fund does not expect to pass through tax credits to shareholders. If the Acquiring Fund does pass tax credits through to shareholders, shareholders should consult their tax advisors concerning their ability to use such allocated tax credits.

The Acquiring Fund may acquire debt securities that are market discount bonds. A market discount bond is a security acquired in the secondary market at a price below its redemption value (or its adjusted issue price if it is also an original issue discount bond). If the Acquiring Fund invests in a market discount bond, it will be required to treat any gain recognized on the disposition of such market discount bond as ordinary taxable income to the extent of the accrued market discount unless the Acquiring Fund elects to include the market discount in taxable income as it accrues.

If the Acquiring Fund invests in certain taxable pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the Acquiring Fund elects to include market discount in income currently), the Acquiring Fund must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, the Acquiring Fund must distribute to shareholders, at least annually, all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid) and net tax-exempt interest, including such income it is required to accrue, to continue to qualify as a regulated investment company and (with respect to taxable income) to avoid federal income and excise taxes. Therefore, the Acquiring Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy these distribution requirements.

The Acquiring Fund’s investments in lower-rated or unrated debt securities may present issues for the Fund if the issuers of these securities default on their obligations because the federal income tax consequences to a holder of such securities are not certain.

Certain investment practices of the Acquiring Fund are subject to special provisions of the Code that, among other things, may defer the use of certain deductions or losses of the Fund, affect the holding period of securities held by the Fund and alter the character of the gains or losses realized by the Fund. These provisions may also require the Acquiring Fund to recognize income or gain without receiving cash with which to make distributions in the amounts necessary to satisfy the requirements for maintaining regulated investment company status and for avoiding federal income and excise taxes. The Acquiring Fund will monitor its transactions and may make certain tax elections in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

Generally, the character of the income or capital gains that the Acquiring Fund receives from another investment company will pass through to the Acquiring Fund’s shareholders as long as the Acquiring Fund and the other investment company each qualify as regulated investment companies. However, to the extent that another investment company that qualifies as a regulated investment company realizes net losses on its investments for a given taxable year, the Acquiring Fund will not be able to recognize its share of those losses until it disposes of shares of such investment company. Moreover, even when the Acquiring Fund does make such a disposition, a portion of its loss may be recognized as a long-term capital loss. As a result of the foregoing rules, and certain other special rules, it is possible that the amounts of net investment income and net capital gains that the Acquiring Fund will be required to distribute to shareholders will be greater than such amounts would have been had the Acquiring Fund invested directly in the securities held by the investment companies in which it invests, rather than investing in shares of the investment companies. For similar reasons, the character of distributions from the Acquiring Fund (e.g., long-term capital gain, qualified dividend income, etc.) will not necessarily be the same as it would have been had the Acquiring Fund invested directly in the securities held by the investment companies in which it invests.

Dividends paid out of the Acquiring Fund’s investment company taxable income (which includes dividends the Acquiring Fund receives, interest income and net short-term capital gain) will generally be taxable to shareholders as ordinary income. Net capital gain distributions (the excess of net long-term capital gain over net short-term capital loss) are generally taxable at rates applicable to long-term capital gains regardless of how long a shareholder has held shares of the Acquiring Fund. “Qualified dividend income” received by noncorporate shareholders is taxed for federal income tax purposes at rates equivalent to long-term capital gains tax rates, which reach a maximum of 20%. Qualified dividend income generally includes dividends from domestic corporations and dividends from non-U.S. corporations that meet certain specified criteria. As long as the Acquiring Fund qualifies as a regulated investment company under the Code, it is not expected that any part of its distributions to shareholders from its investments will qualify for the Dividends Received Deduction available to corporate shareholders or as qualified dividend income in the case of noncorporate shareholders. Taxable distributions are taxable whether or not such distributions are reinvested in the Acquiring Fund. Dividend distributions may be subject to state and local taxation, depending on a shareholder’s situation. The Acquiring Fund does not expect to qualify to pay “exempt interest” dividends.

If the Acquiring Fund’s total distributions exceed both the current taxable year’s earnings and profits and accumulated earnings and profits from prior years, the excess generally will be treated as a tax-free return of capital up to and including the amount of a shareholder’s tax basis in his, her or its shares of the Acquiring Fund, and thereafter as capital gain. Upon a sale of shares of the Acquiring Fund, the amount, if any, by which the sales price exceeds the basis in the shares of the Acquiring Fund is gain subject to federal income tax. Because a return of capital reduces basis in the shares of the Acquiring Fund, it will increase the amount of gain or decrease the amount of loss on a shareholder’s subsequent disposition of the shares of the Acquiring Fund.

The IRS currently requires that the Acquiring Fund report distributions paid with respect to its common shares and any preferred shares that may be subsequently issued as consisting of a portion of each type of income distributed by the Acquiring Fund. The portion of each type of income deemed received by the holders of each class of shares will be equal to the portion of the total Acquiring Fund dividends received by such class. Thus, the Acquiring Fund will report dividends paid as capital gain or ordinary income in a manner that allocates such dividends between the holders of the common shares and any future holders of preferred shares in proportion to the total dividends paid to each such class with respect to the taxable year, or otherwise as required by applicable law.

If the Acquiring Fund utilizes leverage through borrowings, or otherwise, asset coverage limitations imposed by the 1940 Act as well as additional restrictions that may be imposed by certain lenders on the payment of dividends or distributions potentially could limit or eliminate the Acquiring Fund’s ability to make distributions on its shares until the asset coverage is restored. These limitations could prevent the Acquiring Fund from distributing at least 90% of its investment company taxable income and net tax-exempt interest as is required under the Code and therefore might jeopardize the Acquiring Fund’s qualification as a regulated investment company and/or might subject the Acquiring Fund to income taxes or a nondeductible 4% federal excise tax. The Acquiring Fund endeavors to avoid restrictions on its ability to distribute dividends.

Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to shareholders of record on a specified date in one of those months and paid during the following January, will be treated as having been distributed by the Acquiring Fund (and received by the shareholders) on December 31 of the year declared.

The sale or exchange of shares of the Acquiring Fund normally will result in capital gains or losses to shareholders who hold their shares as capital assets. Generally, a shareholder’s gain or loss will be long-term capital gains or losses if the shares have been held for more than one year. The gain or loss on shares held for one year or less will generally be treated as short-term capital gains or losses. Current law taxes both long-term and short-term capital gains of corporations at the same rates applicable to ordinary income. However, for noncorporate taxpayers, long-term capital gains are currently taxed at a maximum federal income tax rate of 20%, while short-term capital gains are currently taxed at ordinary income rates. Any loss on the sale of shares that have been held for six months or less will be treated as a long-term capital loss to the extent of any net capital gain dividends received by the shareholder with respect to such shares (including any net capital gains credited to them but retained by the Acquiring Fund). Any loss realized on a sale or exchange of shares of the Acquiring Fund will be disallowed to the extent those shares of the Acquiring Fund are replaced by other substantially identical shares of the Acquiring Fund or other substantially identical stock or securities (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the original shares. In that event, the basis of the replacement stock or securities will be adjusted to reflect the disallowed loss. The deductibility of capital losses is subject to limitation.

Certain noncorporate shareholders are subject to an additional 3.8% tax on some or all of their “net investment income,” which includes items of gross income that are attributable to interest, dividends, original issue discount and market discount (but not including tax-exempt interest), as well as net gain from the disposition of certain property. This tax generally applies to the extent net investment income, when added to other modified adjusted gross income, exceeds $200,000 for an unmarried individual, $250,000 for a married taxpayer filing a joint return (or a surviving spouse), or $125,000 for a married individual filing a separate return. Shareholders should consult their tax advisers regarding the applicability of this tax in respect of their shares.

The Acquiring Fund may be required to withhold U.S. federal income tax at a rate of 24% from all distributions and redemption proceeds payable to shareholders who fail to provide the Acquiring Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS (or if the Acquiring Fund is notified by the IRS) that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. This withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s federal income tax liability, provided the required information is furnished to the IRS.

Sections 1471-1474 of the Code and the U.S. Treasury and IRS guidance issued thereunder (collectively, the “Foreign Account Tax Compliance Act” or “FATCA”) generally require the Acquiring Fund to obtain information sufficient to identify the status of each of its shareholders. If a shareholder fails to provide this information or otherwise fails to comply with FATCA, the Acquiring Fund may be required to withhold under FATCA at a rate of 30% with respect to that shareholder on Acquiring Fund dividends and distributions and sale, redemption or exchange proceeds. The Acquiring Fund may disclose the information that it receives from (or concerning) its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA, related intergovernmental agreements or other applicable law or regulation. Investors are urged to consult their own tax advisers regarding the applicability of FATCA and any other reporting requirements with respect to the investor’s own situation, including investments through an intermediary.

EXPERTS

The financial statements of the Target Fund and the Acquiring Fund appearing in the Funds’ Annual Report for the fiscal year ended March 31, 2017 are incorporated herein. The financial statements as of and for the fiscal years ended March 31, 2017, 2016 and 2015 have been audited by KPMG LLP (“KPMG”), independent registered public accounting firm, as set forth in their reports thereon and incorporated herein. Such financial statements are incorporated herein in reliance upon such reports given on the authority of such firm as experts in accounting and auditing. KPMG provides auditing services to the Target Fund and the Acquiring Fund. The principal business address of KPMG is 200 East Randolph Street, Chicago, Illinois 60601.

During the fiscal year ended March 31, 2015, the Board of each Fund, upon recommendation of the Audit Committee, engaged KPMG as the independent registered public accounting firm to the Funds, replacing Ernst & Young LLP (“Ernst & Young”), which resigned as the independent registered public accounting firm effective August 11, 2014, as a result of the subsequently completed acquisition of Nuveen Investments, Inc. by TIAA.

Ernst & Young’s reports with respect to the financial statements of the Funds for the fiscal years ended prior to March 31, 2015, contained no adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. For the fiscal years ended prior to March 31, 2015 for the Funds and for the period April 1, 2014 through August 11, 2014, there were no disagreements with Ernst & Young on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Ernst & Young, would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the Funds’ financial statements.

CUSTODIAN, TRANSFER AGENT, DIVIDEND DISBURSING AGENT AND REDEMPTION AND PAYING AGENT

The custodian of the assets of each Fund is State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02111 (the “Custodian”). The Custodian performs custodial, fund accounting and portfolio accounting services. Each Fund’s transfer, shareholder services and dividend disbursing agent and redemption and paying agent is Computershare Inc. and Computershare Trust Company, N.A., 250 Royall Street, Canton, Massachusetts 02021.

ADDITIONAL INFORMATION

A Registration Statement on Form N-14, including amendments thereto, relating to the common shares of the Acquiring Fund offered hereby, has been filed by the Acquiring Fund with the SEC. The Joint Proxy Statement/Prospectus and this SAI do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Acquiring Fund and the common shares offered hereby, reference is made to the Acquiring Fund’s Registration Statement. Statements contained in the Joint Proxy Statement/Prospectus and this SAI as to the contents of any contract or other document referred to are not necessarily complete, and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. Copies of the Registration Statement may be inspected without charge at the SEC’s principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the SEC upon the payment of certain fees prescribed by the SEC.

PRO FORMA FINANCIAL INFORMATION

(UNAUDITED)

The unaudited pro forma financial information set forth below is for informational purposes only and does not purport to be indicative of the financial condition that actually would have resulted if the Merger had been consummated. The closing of the Merger is contingent upon certain conditions being satisfied or waived, including that shareholders of the Target Fund must approve the Merger and that shareholders of the Acquiring Fund must approve the elimination of the Acquiring Fund’s Contingent Term Provision and issuance of additional shares of the Acquiring Fund in connection with the Merger. If one Fund does not obtain the requisite approval or other closing conditions are not satisfied or waived, the closing of the Merger will not occur. These pro forma numbers have been estimated in good faith based on information regarding the Target Fund and the Acquiring Fund as of September 30, 2017. The unaudited pro forma financial information should be read in conjunction with the historical financial statements of the Target Fund and the Acquiring Fund, which are available in their respective annual and semi-annual shareholder reports.

Narrative Description of the Pro Forma Effects of the Merger

Note 1—Merger

The unaudited pro forma information has been prepared to give effect to the proposed Merger of the Target Fund with and into the Merger Sub pursuant to an Agreement and Plan of Merger as of the beginning of the period indicated in the table below.

Target Fund	Acquiring Fund	12 Month Period Ended
Nuveen Build America Bond Opportunity Fund (“Target Fund”)	Nuveen Build America Bond Fund (“Acquiring Fund”)	September 30, 2017

Note 2—Basis of Pro Forma

The Merger will be accounted for as a tax-free reorganization of investment companies; therefore, no gain or loss will be recognized by the Acquiring Fund or its shareholders as a result of the Merger. The Target Fund and the Acquiring Fund are registered closed-end management investment companies. Pursuant to the Agreement and Plan of Merger, the Target Fund would merge with and into the Merger Sub, with the Acquiring Fund continuing as the surviving entity and common shares of the Target Fund converting into newly issued common shares of the Acquiring Fund. As soon as practicable following the completion of the Merger, the Merger Sub will distribute its assets to the Acquiring Fund, and the Acquiring Fund will assume the liabilities of the Merger Sub, in complete liquidation and dissolution of the Merger Sub under Massachusetts law. The pro forma financial information has been adjusted to reflect the Merger costs discussed in Note 4. The table below shows the common shares that Target Fund shareholders would have received if the Merger were to have taken place on the period end date in Note 1.

Shares Converted
7,522,215

In accordance with accounting principles generally accepted in the United States of America, the Merger will be accounted for as a tax-free reorganization for federal income tax purposes. For financial reporting purposes, the historical cost basis of the investments received from the Target Fund will be carried forward to align ongoing reporting of the realized and unrealized gains and losses of the surviving fund (which will be the Acquiring Fund) with amounts distributable to shareholders for tax purposes.

Fund	Net Assets	As-of Date
Target Fund	$166,718,172	September 30, 2017
Acquiring Fund	$586,267,566	September 30, 2017
Nuveen Taxable Municipal Income Fund Pro Forma(1)	$752,145,738	September 30, 2017

(1)	Following the elimination of the Acquiring Fund’s Contingent Term Provision, the Acquiring Fund will change its name to “Nuveen Taxable Municipal Income Fund.”

Note 3—Pro Forma Expense Adjustments

The table below reflects adjustments to annual expenses made to the pro forma financial information as if the Merger had taken place on the first day of the period disclosed in Note 1. The pro forma information has been derived from the books and records used in calculating daily net asset values of the Target Fund and the Acquiring Fund and has been prepared in accordance with accounting principles generally accepted in the United States of America, which require management to make estimates and assumptions that affect this information. Pro forma expenses do not include the expenses to be charged to the Funds in connection with the Merger. Percentages presented below are the increase (decrease) in expenses divided by the Nuveen Taxable Municipal Income Fund Pro Forma Net Assets presented in Note 2. Actual results could differ from those estimates. No other significant pro forma effects are expected to result from the Merger.

	Fee and Expense Increase (Decrease)
Net Expense Category	Dollar Amount	Percentage
Management fees(1)	$(77,078)	(0.01)%
Professional fees(2)	(28,230)	(0.00	)%(3)
Custodian fees(2)	(22,033)	(0.00	)%(3)
Shareholder reporting expenses(2)	(21,934)	(0.00	)%(3)
Stock exchange listing fees(2)	(7,172)	(0.00	)%(3)
Other(2)	(2,766)	(0.00	)%(3)

Total Pro Forma Net Expense Adjustment	$(159,213)	(0.02)%

(1)	Reflects the impact of applying the Acquiring Fund’s fund-level management fee rate to the combined fund’s average managed assets.
(2)	Reflects the anticipated change in certain duplicative expenses eliminated as a result of the Merger.
(3)	Rounds to less than (0.01)%.

No significant accounting policies will change as a result of the Merger; specifically, policies regarding security valuation or compliance with Subchapter M of the Code. No significant changes to any existing contracts of the Acquiring Fund are expected as a result of the Merger.

Note 4—Merger Costs

The Merger costs (whether or not the Merger is consummated) will be allocated between the Funds. The costs of the Merger are estimated to be $840,000. These costs represent the estimated nonrecurring expenses of the Funds in carrying out their obligations under the Agreement and Plan of Merger and consist of management’s estimate of professional service fees, printing costs and mailing charges related to the proposed Merger to be borne by the Funds. The Target Fund and the Acquiring Fund are expected to be charged approximately $235,000 (0.14%) and $605,000 (0.10%), respectively, in connection with the Merger. The pro forma financial information included in Note 2 has been adjusted for costs related to the Merger to be borne by the Funds. Merger costs do not include any commissions that would be incurred due to portfolio realignment.

If the Merger had occurred as of September 30, 2017, the Acquiring Fund would not have been required to dispose of securities of the Target Fund in order to comply with its investment policies and restrictions, and would not have sold any material portion (i.e., more than 10% of the Target Fund’s assets) of the securities in the Target Fund’s portfolio solely as a result of the Merger.

Note 5—Accounting Survivor

The Merger Sub will be the surviving entity in the Merger. The Acquiring Fund will be the survivor for accounting purposes. The surviving fund will have the portfolio management team, portfolio composition, strategies, investment objectives, expense structure and policies/restrictions of the Acquiring Fund.

Note 6—Capital Loss Carryforward

As of September 30, 2017, the Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any, per the table below.

	Target Fund	Acquiring Fund
Not subject to expiration	$12,338,414	$6,611,819

Appendix A

Ratings of Investments

S&P Global Ratings Services

A brief description of the applicable S&P Global Ratings (“Standard & Poor’s” or “S&P”), a Standard & Poor’s Financial Services LLC business, rating symbols and their meanings (as published by S&P) follows:

A Standard & Poor’s issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects Standard & Poor’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and this opinion may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. Medium-term notes are assigned long-term ratings.

Long-Term Issue Credit Ratings

Issue credit ratings are based, in varying degrees, on Standard & Poor’s analysis of the following considerations:

1.        The likelihood of payment—capacity and willingness of the obligor to meet its financial commitments on an obligation in accordance with the terms of the obligation;

2.        The nature of and provisions of the financial obligation, and the promise we impute; and

3.        The protection afforded by, and relative position of, the financial obligation in the event of a bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

An issue rating is an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA

An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

AA

An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.

A-1

A

An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.

BBB

An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.

BB, B, CCC, CC, and C

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

BB

An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.

B

An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.

CCC

An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

CC

An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.

C

An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

A-2

D

An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

Ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

NR

NR indicates that a rating has not been assigned or is no longer assigned.

Short-Term Issue Credit Ratings

A-1

A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments on these obligations is extremely strong.

A-2

A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.

A-3

A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitments on the obligation.

B

A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.

C

A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.

D

A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless

A-3

Standard & Poor’s believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

Moody’s Investors Service, Inc.

A brief description of the applicable Moody’s Investors Service, Inc. (“Moody’s”) rating symbols and their meanings (as published by Moody’s) follows:

National Scale Long-Term Ratings

Moody’s long-term National Scale Ratings (NSRs) are opinions of the relative creditworthiness of issuers and financial obligations within a particular country. NSRs are not designed to be compared among countries; rather, they address relative credit risk within a given country. Moody’s assigns national scale ratings in certain local capital markets in which investors have found the global rating scale provides inadequate differentiation among credits or is inconsistent with a rating scale already in common use in the country. In each specific country, the last two characters of the rating indicate the country in which the issuer is located.

Aaa.n

Issuers or issues rated Aaa.n demonstrate the strongest creditworthiness relative to other domestic issuers.

Aa.n

Issuers or issues rated Aa.n demonstrate very strong creditworthiness relative to other domestic issuers.

A.n

Issuers or issues rated A.n present above-average creditworthiness relative to other domestic issuers.

Baa.n

Issuers or issues rated Baa.n represent average creditworthiness relative to other domestic issuers.

Ba.n

Issuers or issues rated Ba demonstrate below-average creditworthiness relative to other domestic issuers.

B.n

Issuers or issues rated B demonstrate weak creditworthiness relative to other domestic issuers.

Caa.n

Issuers or issues rated Caa demonstrate very weak creditworthiness relative to other domestic issuers.

Ca.n

Issuers or issues rated Ca demonstrate extremely weak creditworthiness relative to other domestic issuers.

A-4

C.n

Issuers or issues rated C demonstrate the weakest creditworthiness relative to other domestic issuers.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating category from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

U.S. Municipal Short-Term Debt Ratings

The Municipal Investment Grade (MIG) scale is used to rate U.S. municipal bond anticipation notes of up to three years maturity. Municipal notes rated on the MIG scale may be secured by either pledged revenues or proceeds of a take-out financing received prior to note maturity. MIG ratings expire at the maturity of the obligation, and the issuer’s long-term rating is only one consideration in assigning the MIG Rating. MIG ratings are divided into three levels – MIG 1 through MIG 3 – while speculative grade short-term obligations are designated SG.

MIG 1

This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2

This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3

This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG

This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

U.S. Municipal Demand Obligation Ratings

In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of the degree of risk associated with the ability to receive purchase price upon demand (“demand feature”). The second element uses a rating from a variation of the MIG rating scale called the Variable Municipal Investment Grade or VMIG scale. VMIG ratings of demand obligations with unconditional liquidity support are mapped from the short-term debt rating (or counterparty assessment) of the support provider, or the underlying obligor in the absence of third party liquidity support, with VMIG 1 corresponding to P-1, VMIG 2 to P-2, VMIG 3 to P-3 and SG to not prime.

VMIG rating expirations are a function of each issue’s specific structural or credit features.

A-5

VMIG 1

This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2

This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3

This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG

This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Global Short-Term Ratings

P-1

Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2

Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3

Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP

Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Additional Information

Provisional Ratings—(P): Moody’s will often assign a provisional rating to program ratings or to an issuer or an instrument when the assignment of a definitive rating is subject to the fulfillment of contingencies that are highly likely to be completed. Upon fulfillment of these contingencies, such as finalization of documents and issuance of the securities, the provisional notation is removed. A provisional rating is denoted by placing a (P) in front of the rating.

Refundeds—#: Issues that are secured by escrowed funds held in trust, reinvested in direct, non-callable U.S. Government obligations or non-callable obligations unconditionally guaranteed by the U.S. Government or Resolution Funding Corporation are identified with a # (hatch mark) symbol, e.g., #Aaa.

A-6

Withdrawn—WR: When Moody’s no longer rates an obligation on which it previously maintained a rating, the symbol WR is employed. Please see Moody’s Guidelines for the Withdrawal of Ratings, available on www.moodys.com.

Not Rated—NR: NR is assigned to an unrated issuer, obligation and/or program.

Fitch Ratings, Inc.

A brief description of the applicable Fitch Ratings, Inc. (“Fitch Ratings” or “Fitch”) ratings symbols and meanings (as published by Fitch) follows:

Public Finance and Global Infrastructure Obligations

Ratings of public finance obligations and ratings of infrastructure and project finance obligations on the long-term scale, including the financial obligations of sovereigns, consider the obligations’ relative vulnerability to default. These ratings are assigned to an individual security, instrument or tranche in a transaction. In limited cases in U.S. public finance, where Chapter 9 of the Bankruptcy Code provides reliably superior prospectus for ultimate recovery to local government obligations that benefit from a statutory lien on revenues, Fitch reflects this in a security rating with limited notching above the IDR. Recovery expectations can also be reflected in a security rating in the U.S. during the pendency of a bankruptcy proceeding under the Code if there is sufficient visibility on potential recovery prospectus.

AAA

Highest credit quality. ‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA

Very high credit quality. ‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A

High credit quality. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB

Good credit quality. ‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

BB

Speculative. ‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time.

A-7

B

Highly speculative. ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC

Substantial credit risk. Default is a real possibility.

CC

Very high levels of credit risk. Default of some kind appears probable.

C

Exceptionally high levels of credit risk. Default appears imminent or inevitable.

D

Default. Indicates a default. Default generally is defined as one of the following:

•	failure to make payment of principal and/or interest under the contractual terms of the rated obligation;

•	bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of the business of an issuer/obligor where payment default on an obligation is a virtual certainty; or

•	distressed exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation to avoid a probable payment default.

The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ category, or categories below the ‘CCC’ category.

Note: In U.S. public finance, obligations may be pre-refunded, where funds sufficient to meet the requirements of the respective obligations are placed in an escrow account. When obligation ratings are maintained based on the escrowed funds and their structural elements, the ratings carry the suffix “pre” (e.g. ‘AAApre’, ‘AA+pre).

Specific limitations relevant to the structured finance obligation rating scale include:

•	The ratings do not predict a specific percentage of default likelihood over any given time period.

•	The ratings do not opine on the market value of any issuer’s securities or stock, or the likelihood that this value may change.

•	The ratings do not opine on the liquidity of the issuer’s securities or stock.

•	The ratings do not opine on the possible loss severity on an obligation should an obligation default.

•	The ratings do not opine on any quality related to a transaction’s profile other than the agency’s opinion on the relative vulnerability to default of each rated tranche or security.

Ratings assigned by Fitch Ratings articulate an opinion on discrete and specific areas of risk. The above list is not exhaustive, and is provided for the reader’s convenience.

A-8

Short-Term Ratings

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term deposit ratings may be adjusted for loss severity. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

F1

Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2

Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3

Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B

Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C

High short-term default risk. Default is a real possibility.

RD

Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

D

Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

Specific limitations relevant to the Short-Term Ratings scale include:

•	The ratings do not predict a specific percentage of default likelihood over any given time period.

•	The ratings do not opine on the market value of any issuer’s securities or stock, or the likelihood that this value may change.

•	The ratings do not opine on the liquidity of the issuer’s securities or stock.

•	The ratings do not opine on the possible loss severity on an obligation should an obligation default.

•	The ratings do not opine on any quality related to an issuer or transaction’s profile other than the agency’s opinion on the relative vulnerability to default of the rated issuer or obligation.

A-9

Ratings assigned by Fitch Ratings articulate an opinion on discrete and specific areas of risk. The above list is not exhaustive, and is provided for the reader’s convenience.

Additional Information

For the convenience of investors, Fitch may also include issues related to a rated issuer that are not and have not been rated on its web page. Such issues are also denoted as ‘NR’

‘Withdrawn’: The rating has been withdrawn and the issue or issuer is no longer rated by Fitch Ratings. Indicated in rating databases with the symbol ‘WD.’

Rating Watch: Rating Watches indicate that there is a heightened probability of a rating change and the likely direction of such a change. These are designated as “Positive”, indicating that a rating could stay at its present level or potentially be upgraded, “Negative”, to indicate that the rating could stay at its present level or potentially be downgraded, or “Evolving”, if ratings may be raised, lowered or affirmed. However, ratings can be raised or lowered without being placed on Rating Watch first.

Rating Outlook: Rating Outlooks indicate the direction a rating is likely to move over a one- to two-year period. They reflect financial or other trends that have not yet reached the level that would trigger a rating action, but which may do so if such trends continue. A Positive Rating outlook indicates an upward trend on the rating scale. Conversely, a Negative Rating outlook signals a negative trend on the rating scale. Positive or Negative rating Outlooks do not imply that a rating change is inevitable and, similarly, ratings with Stable Outlooks can be raised or lowered without a prior revision to the Outlook. Occasionally, where the fundamental trend has strong, conflicting elements of both positive and negative, the Rating Outlook may be described as Evolving.

A-10

Closed-End Funds

Nuveen
Municipal Closed-End Funds

It’s not what you earn, it’s what you keep.®

Annual Report March 31, 2017

NBB
Nuveen Build America Bond Fund

NBD
Nuveen Build America Bond Opportunity Fund

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Table

of Contents

NUVEEN	3

Chairman’s Letter

to Shareholders

Dear Shareholders,

Whether politics or the economy will prevail over the financial markets this year has been a much-analyzed question. After the U.S. presidential election, stocks rallied to new all-time highs, bonds tumbled, and business and consumer sentiment grew pointedly optimistic. But, to what extent the White House can translate rhetoric into stronger economic and corporate earnings growth remains to be seen. Stock prices have experienced upward momentum driven by positive economic news, interest rates are higher amid the Federal Reserve (Fed) rate hikes and inflation is ticking higher.

The Trump administration’s early policy decisions have caused the markets to reassess their outlooks, cooling the stock market rally and stabilizing bond prices. The White House’s pro-growth agenda of tax reform, infrastructure spending and deregulation remains on the table, but there is growing recognition that it may look different than Wall Street had initially expected.

Nevertheless, there is a case for optimism. The jobs recovery, firming wages, the housing market and confidence measures are supportive of continued expansion in the economy. The Fed enacted its second and third interest rate hikes in December 2016 and March 2017, respectively, a vote of confidence that its employment and inflation targets are on track. Economies outside the U.S. have strengthened in recent months, possibly heralding the beginnings of a global synchronized recovery. Furthermore, the populist/nationalist undercurrent that helped deliver President Trump’s win and the U.K.’s decision to leave the European Union (or “Brexit”) remained in the minority in the Dutch general election in March and France’s presidential election in May, easing the political uncertainty surrounding Germany’s elections later this year.

In the meantime, the markets will be focused on economic sentiment surveys along with “hard” data such as consumer and business spending to gauge the economy’s progress. With the Fed now firmly in tightening mode, rate moves that are more aggressive than expected could spook the markets and potentially stifle economic growth. On the political economic front, President Trump’s other signature platform plank, protectionism, is arguably anti-growth. We expect some churning in the markets as these issues sort themselves out.

Market volatility readings have been remarkably low of late, but conditions can change quickly. As market conditions evolve, Nuveen remains committed to rigorously assessing opportunities and risks. If you’re concerned about how resilient your investment portfolio might be, we encourage you to talk to your financial advisor. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

William J. Schneider

Chairman of the Board

May 22, 2017

4	NUVEEN

Portfolio Manager’s

Comments

Nuveen Build America Bond Fund (NBB)

Nuveen Build America Bond Opportunity Fund (NBD)

These Funds feature portfolio management by Nuveen Asset Management, LLC, an affiliate of Nuveen, LLC. Portfolio manager Daniel J. Close, CFA, reviews U.S. economic and municipal market conditions, key investment strategies and the twelve-month performance of the Nuveen Build America Bond Fund (NBB) and the Nuveen Build America Bond Opportunity Fund (NBD). Dan has managed NBB and NBD since their inceptions in April 2010 and November 2010, respectively.

What factors affected the U.S. economy and the national municipal market during the twelve-month reporting period ended March 31, 2017?

The U.S. economy continued to expand at its below-trend rate but showed some signs of strengthening in the latter months of the reporting period. For 2016 as a whole, the Bureau of Economic Analysis reported that the economy grew at an annual rate of 1.6%, as measured by real gross domestic product (GDP), which is the value of goods and services produced by the nation’s economy less the value of the goods and services used up in production, adjusted for price changes. Despite a boost in third-quarter GDP from a short-term jump in exports, economic activity in the other three calendar quarters of 2016 stayed near or below the 2% growth mark.

In the first quarter of 2017, growth slackened to an annual rate of 0.7%, tempered by a slowdown in consumer and government spending, according to the government’s “advance” estimate. The deceleration in first-quarter GDP growth, followed by a reaccel-eration in the spring and summer, has been a trend over the past few years. Moreover, other signs of positive momentum remain. The labor market continued to tighten, inflation ticked higher, and consumer and business confidence surveys reflected optimism about the economy’s prospects. As reported by the Bureau of Labor Statistics, the unemployment rate fell to 4.5% in March 2017 from 5.0% in March 2016 and job gains averaged around 200,000 per month for the past twelve months. Higher oil prices helped drive a steady increase in inflation over this reporting period. The twelve-month change in the Consumer Price Index (CPI) rose from the low of 0.8% in July 2016 to 2.4% over the twelve-month reporting period ended March 2017 on a seasonally adjusted basis, as reported by the U.S. Bureau of Labor Statistics. The core CPI (which excludes food and energy) increased 2.0% during the same period, equal to the Federal Reserve’s (Fed) unofficial longer term inflation objective of 2.0%. The housing market also continued to improve, with historically low mortgage rates and low inventory driving home prices higher. The S&P CoreLogic Case-Shiller U.S. National Home Price Index, which covers all nine U.S. census divisions, recorded a 5.8% annual gain in February 2017 (most recent data available at the time this report was prepared) (effective July 26, 2016, the S&P/Case-Shiller U.S. National Home Price Index was renamed the S&P CoreLogic Case-Shiller U.S. National Home Price Index). The 10-City and 20-City Composites reported year-over-year increases of 5.2% and 5.9%, respectively.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio manager as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s (S&P), Moody’s Investors Service, Inc. (Moody’s) or Fitch, Inc. (Fitch). This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings, while BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Bond insurance guarantees only the payment of principal and interest on the bond when due, and not the value of the bonds themselves, which will fluctuate with the bond market and the financial success of the issuer and the insurer. Insurance relates specifically to the bonds in the portfolio and not to the share prices of a Fund. No representation is made as to the insurers’ ability to meet their commitments.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

NUVEEN	5

Portfolio Manager’s Comments (continued)

The U.S. economic outlook struck a more optimistic tone, prompting the Fed’s policy making committee to raise its main benchmark interest rate in December 2016 and again in March 2017. These moves were widely expected by the markets and additional increases are anticipated in 2017 as the Fed seeks to gradually “normalize” interest rates.

The political environment was another major influence on the markets over the reporting period. In the U.S., the surprising election of Donald Trump boosted consumer, business and market sentiment, on hopes that President Trump’s policy agenda of tax reform, infrastructure spending and reduced regulation would reignite the economy. While U.S. stocks rallied particularly strongly in the months following the election, the advance slowed as concerns about the new administration’s immigration policy and the Republican’s health care bill began to weigh on the markets. Prior to the U.S. presidential election, Britain’s vote to leave the European Union, known as Brexit, roiled the markets in late June and July 2016. Although world stock markets largely recovered, sterling dropped to a 31-year low and remained volatile as the U.K. prepared for exit negotiations. Investors also worried whether the undercurrent of populism and nationalism supporting President Trump and Brexit victories could spread across Europe, where several countries have key elections in 2017.

The municipal bond market encountered elevated volatility over the twelve-month reporting period, driven by a sell-off and widening credit spreads following the surprise election results. Prior to the election, municipal bond mutual funds had been drawing steady inflows from September 2015 to October 2016, which kept demand outpacing supply and supported prices. However, beginning in mid-October, demand began to soften in anticipation of a Fed rate hike. Municipal bond prices continued to fall in November after President Trump’s win triggered rising inflation and interest rate expectations as well as speculation on tax code changes, and in December 2016 due to tax-loss selling. A sharp rise in interest rates after the election fueled a reversal in municipal bond fund flow. Municipal bond funds experienced large outflows in the fourth quarter of 2016, especially in the high yield municipal segment, which drove mutual fund managers to sell positions to help meet investor redemptions. At the same time, new issuance spiked in October 2016, further contributing to excess supply and exacerbating falling prices and credit spread widening. However, stabilizing market conditions in December gave way to a rally in the first quarter of 2017. Concerns that the new administration’s fiscal, tax and health care policy agenda could have a potentially negative impact on municipal bonds eased somewhat. By the end of the reporting period, interest rates stayed at a higher level than where they began.

In the reporting period overall, municipal bond issuance nationwide totaled $432.7 billion, an 11.2% gain from the issuance for the twelve-month period ended March 31, 2016. Gross issuance remains robust as issuers continue to actively and aggressively refund their outstanding debt given the low interest rate environment. In these transactions the issuers are issuing new bonds and taking the bond proceeds and redeeming (calling) old bonds. These refunding transactions have ranged from 40%-60% of total issuance over the past few years. Thus, the net issuance (all bonds issued less bonds redeemed) is actually much lower than the gross issuance. In fact, the total municipal bonds outstanding has actually declined in each of the past four calendar years. So, the gross is surging, but the net is not and this was an overall positive technical factor on municipal bond investment performance in recent years. However, as interest rates moved higher, the pace of refunding deals began to moderate.

Although the municipal bond market experienced widening credit spreads over a short period after the election, the trend was more attributable to technical conditions than a change in the fundamental backdrop. Despite the U.S. economy’s rather sluggish recovery, improving state and local balance sheets have contributed to generally good credit fundamentals. Higher tax revenue growth, better expense management and a more cautious approach to new debt issuance have led to credit upgrades and stable credit outlooks for many state and local issuers. While some pockets of weakness continued to grab headlines, including Illinois, New Jersey and Puerto Rico, their problems were largely contained, with minimal spillover into the broader municipal market.

What key strategies were used to manage these Funds during the twelve-month reporting period ended March 31, 2017?

Build America Bonds (BAB) posted a small gain for the twelve-month reporting period. A sell-off across fixed income assets after the surprise election results dampened BAB performance as well, but market conditions stabilized and bond markets rallied as 2017 began.

6	NUVEEN

Portfolio Manager’s Comments (continued)

NBB and NBD are designed to invest primarily in BABs and other taxable municipal bonds. The primary investment objective of these two Funds is to provide current income through investments in taxable municipal securities. Their secondary objective is to seek enhanced portfolio value and total return. The Funds offer strategic portfolio diversification opportunities for traditional municipal bond investors, while providing investment options to investors that have not traditionally purchased municipal bonds, including public and corporate retirement plans, endowments, life insurance companies and sovereign wealth funds. For these investors, the Funds can offer investment grade municipal credit, current income and some security issuers typically offer call protection. With the end of the BAB new issuance program in 2010, our focus continued to be on taking advantage of opportunities to add value and improve the liquidity profiles of both NBB and NBD by purchasing additional benchmark BAB issues in the secondary market. Benchmark BAB issues, which typically offer more liquidity than their non-benchmark counterparts, are defined as BABs over $300 million and greater in size and therefore eligible for inclusion in the Bloomberg Barclays Aggregate-Eligible Build America Bond Index. Their greater liquidity makes them potentially easier to sell at Fund termination. In contrast, non-benchmark BABs generally are smaller issues that may offer the same credit quality as benchmark BABs, but sometimes require more detailed credit reviews before purchase and consequently may be less liquid.

Overall, our strategy during this reporting period was to continue to add value by pursuing active management. In the first half of the reporting period, we bought a mix of benchmark and non-benchmark BABs but later focused on adding to existing positions in benchmark BABs. We also favored bonds with higher coupon, shorter call structures, which we believe offered an optimal balance of yield for the level of interest rate risk taken. Cash for purchases came from the proceeds generated by the Funds’ hedging strategy (described in the performance discussion) and from selling longer duration bonds, including a Chicago Board of Education local general obligation bond.

Shareholders should note that, because there was no new issuance of BABs or similar U.S. Treasury-subsidized taxable municipal bonds for the 24-month period ended December 31, 2012, the Funds’ contingent term provisions went into effect on January 1, 2013. During the reporting period ended March 31, 2017, NBB and NBD were managed in line with termination dates on or around June 30, 2020, and December 31, 2020, respectively, with the distribution of the Funds’ assets to shareholders planned for those times. We continued our efforts to maximize the Funds’ liquidity and better position NBB and NBD for termination. Even though the Funds are scheduled to terminate, we believe the opportunity still exists to add value for the shareholders of these Funds through active management and strong credit research.

How did these Funds perform over the twelve-month reporting period ended March 31, 2017?

The tables in each Fund’s Performance Overview and Holding Summaries section of this report provide the Funds’ total returns for the one-year, five-year and since-inception periods ended March 31, 2017. Each Fund’s total returns are compared with the performance of a corresponding market index.

For the twelve-month reporting period ended March 31, 2017, the total returns on common share net asset value (NAV) for NBB and NBD outperformed the return for the Bloomberg Barclays Aggregate-Eligible Build America Bond Index.

Key management factors that influenced the returns of NBB and NBD during this reporting period included duration and yield curve positioning, credit exposure, sector allocation and the use of derivatives. Duration and yield curve positioning contributed positively to the two Funds’ relative performance. NBB was helped by its overweight allocation to two- to four-year duration bonds and NBD benefited from an overweight allocation to 10- to 12-year duration bonds, as these two segments were the top performing duration buckets in the index. The Funds’ credit ratings allocations were also favorable to performance in this reporting period, with exposures to AA rated and unrated credits boosting relative results. Sector allocations remained well diversified but underperformed during this reporting period.

As part of their approach to investing, NBB and NBD use an integrated leverage and hedging strategy in their efforts to enhance current income and total return, while working to maintain a level of interest rate risk similar to that of the Bloomberg Barclays Aggregate Eligible Build America Bond Index. As part of this integrated strategy, both NBB and NBD used inverse floating rate securities and bank borrowings as leverage to potentially magnify performance. At the same time, the Funds used interest rate swaps to

NUVEEN	7

Portfolio Manager’s Comments (continued)

reduce their leverage-adjusted durations to a level close to that of the Bloomberg Barclays Aggregate-Eligible Build America Bond Index. In addition, the Funds entered into staggered interest rate swaps to partially fix the interest cost of leverage. During this reporting period, the inverse floaters and interest rate swaps performed as expected. Due to the path of interest rates over this reporting period, the use of inverse floaters and the use of swaps to shorten long-term interest rates helped the Funds’ total return performance for the reporting period. Leverage is discussed in more detail later in this report.

Given the continued news about economic problems in Puerto Rico, we should note that neither NBB nor NBD has any exposure to Puerto Rico BABs.

A Note About Investment Valuations

The municipal securities held by the Funds are valued by the Funds’ pricing service using a range of market-based inputs and assumptions. A different municipal pricing service might incorporate different assumptions and inputs into its valuation methodology, potentially resulting in different values for the same securities. These differences could be significant, both as to such individual securities, and as to the value of a given Fund’s portfolio in its entirety. Thus, the current net asset value of a Fund’s shares may be impacted, higher or lower, if the Fund were to change its pricing service, or if its pricing service were to materially change its valuation methodology. On October 4, 2016, the Funds’ current municipal bond pricing service was acquired by the parent company of another pricing service. The two services have not yet combined their valuation organizations and process, but they announced in March 2017, that they anticipate doing so sometime in the ensuing several months. Such changes could have an impact on the net asset value of the Fund’s shares.

8	NUVEEN

Fund

Leverage

IMPACT OF THE FUNDS’ LEVERAGE STRATEGY ON PERFORMANCE

One important factor impacting the returns of the Funds relative to their comparative benchmark was the Funds’ use of leverage through bank borrowings and investments in inverse floating rate securities, which represent leveraged investments in underlying bonds. The Funds use leverage because our research has shown that, over time, leveraging provides opportunities for additional income, particularly in the recent market environment where short-term market rates are at or near historical lows, meaning that the short-term rates the Fund has been paying on its leveraging instruments have been much lower than the interest the Fund has been earning on its portfolio of long-term bonds that it has bought with the proceeds of that leverage. However, use of leverage also can expose the Fund to additional price volatility. When a Fund uses leverage, the Fund will experience a greater increase in its net asset value if the municipal bonds acquired through the use of leverage increase in value, but it will also experience a correspondingly larger decline in its net asset value if the bonds acquired through leverage decline in value, which will make the Fund’s net asset value more volatile, and its total return performance more variable over time. In addition, income in levered funds will typically decrease in comparison to unlevered funds when short-term interest rates increase and increase when short-term interest rates decrease. As mentioned previously, inverse floaters contributed positively to the performance of the Funds over this reporting period. The Funds’ borrowings also contributed positively to performance over this reporting period.

As of March 31, 2017, the Funds’ percentages of leverage are as shown in the accompanying table.

	NBB	NBD
Effective Leverage*	28.74%	29.35%
Regulatory Leverage*	13.73%	7.02%
*	Effective leverage is a Fund’s effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative and other investments in a Fund’s portfolio that increase the Fund’s investment exposure. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any regulatory leverage. Regulatory leverage consists of preferred shares issued or borrowings of a Fund. Both of these are part of a Fund’s capital structure. A Fund, however, may from time to time borrow on a typically transient basis in connection with its day-to-day operations, primarily in connection with the need to settle portfolio trades. Such incidental borrowings are excluded from the calculation of a Fund’s effective leverage ratio. Regulatory leverage is subject to asset coverage limits set forth in the Investment Company Act of 1940.

THE FUNDS’ REGULATORY LEVERAGE

Bank Borrowings

The Funds employ regulatory leverage through the use of bank borrowings. The Funds’ bank borrowing activities are as shown in the accompanying table.

	Current Reporting Period					Subsequent to the Close of the Reporting Period
Fund	April 1, 2016	Draws	Paydowns	March 31, 2017	Average Balance Outstanding	Draws	Paydowns	May 25, 2017
NBB	$89,500,000	$675,000	$—	$90,175,000	$90,064,041	$—	$—	$90,175,000
NBD	$11,800,000	$200,000	$—	$12,000,000	$11,967,123	$—	$—	$12,000,000

Refer to Notes to Financial Statements, Note 8—Borrowing Arrangements for further details.

NUVEEN	9

Common Share

Information

COMMON SHARE DISTRIBUTION INFORMATION

The following information regarding the Funds’ distributions is current as of March 31, 2017. Each Fund’s distribution levels may vary over time based on each Fund’s investment activity and portfolio investment value changes.

During the current reporting period, each Fund’s distributions to common shareholders were as shown in the accompanying table.

	Per Common Share Amounts
Monthly Distributions (Ex-Dividend Date)	NBB	NBD
April 2016	$0.1120	$0.1085
May	0.1120	0.1085
June	0.1080	0.1035
July	0.1080	0.1035
August	0.1080	0.1035
September	0.1080	0.1035
October	0.1080	0.1035
November	0.1080	0.1035
December	0.1030	0.0955
January	0.1030	0.0955
Febuary	0.1030	0.0955
March 2017	0.1030	0.0955
Total Distributions from Net Investment Income	$1.2840	$1.2200

Yields
Market Yield*	5.91%	5.30%
*	Market Yield is based on the Fund’s current annualized monthly distribution divided by the Fund’s current market price as of the end of the reporting period.

Each Fund in this report seeks to pay regular monthly dividends out of its net investment income at a rate that reflects its past and projected net income performance. To permit each Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s net asset value. Conversely, if a Fund has cumulatively paid in dividends more than it has earned, the excess will constitute a negative UNII that will likewise be reflected in the Fund’s net asset value. Each Fund will, over time, pay all its net investment income as dividends to shareholders.

As of March 31, 2017, the Funds had positive UNII balances for tax purposes and negative UNII balances for financial reporting purposes.

All monthly dividends paid by each Fund during the current reporting period were paid from net investment income. If a portion of the Fund’s monthly distributions was sourced from or comprised of elements other than net investment income, including capital gains and/or a return of capital, shareholders would have received a notice to that effect. For financial reporting purposes, the composition and per share amounts of each Fund’s dividends for the reporting period are presented in this report’s Statement of

10	NUVEEN

Changes in Net Assets and Financial Highlights, respectively. For income tax purposes, distribution information for each Fund as of its most recent tax year end is presented in Note 6 — Income Tax Information within the Notes to Financial Statements of this report.

COMMON SHARE REPURCHASES

During August 2016, the Funds’ Board of Trustees reauthorized an open-market share repurchase program, allowing each Fund to repurchase an aggregate of up to approximately 10% of its outstanding shares.

As of March 31, 2017, and since the inception of the Funds’ repurchase programs, the Funds have cumulatively repurchased and retired their outstanding common shares as shown in the accompanying table.

	NBB	NBD
Common shares cumulatively repurchased and retired	0	0
Common shares authorized for repurchase	2,645,000	720,000

OTHER COMMON SHARE INFORMATION

As of March 31, 2017, and during the current reporting period, the Funds’ common share prices were trading at a premium/(discount) to their common share NAVs as shown in the accompanying table.

	NBB	NBD
Common share NAV	$21.41	$22.05
Common share price	$20.90	$21.63
Premium/(Discount) to NAV	(2.38)%	(1.90)%
12-month average premium/(discount) to NAV	(3.09)%	(4.76)%

NUVEEN	11

Risk

Considerations

Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation.

Nuveen Build America Bond Fund (NBB)

Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. Lower credit debt securities may be more likely to fail to make timely interest or principal payments. The Fund’s investments in Build America Bonds, which were discontinued in 2010, subject the Fund to tax risk, liquidity risk, and may negatively affect the Fund’s performance. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. These and other risk considerations such as inverse floater risk, limited term risk, and tax risk are described in more detail on the Fund’s web page at www.nuveen.com/NBB.

Nuveen Build America Bond Opportunity Fund (NBD)

Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. Lower credit debt securities may be more likely to fail to make timely interest or principal payments. The Fund’s investments in Build America Bonds, which were discontinued in 2010, subject the Fund to tax risk, liquidity risk, and may negatively affect the Fund’s performance. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. These and other risk considerations such as inverse floater risk, limited term risk, and tax risk are described in more detail on the Fund’s web page at www.nuveen.com/NBD.

12	NUVEEN

NBB

Nuveen Build America Bond Fund

Performance Overview and Holding Summaries as of March 31, 2017

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of March 31, 2017

	Average Annual
	1-Year	5-Year	Since Inception
NBB at Common Share NAV	2.66%	6.33%	8.23%
NBB at Common Share Price	2.70%	7.52%	7.54%
Bloomberg Barclays Aggregate – Eligible Build America Bond Index	1.30%	5.74%	8.23%

Since inception returns are from 4/27/10. Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Common Share Price Performance — Weekly Closing Prize

NUVEEN	13

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation

(% of net assets)

Long-Term Municipal Bonds	120.5%
Corporate Bonds	0.5%
Other Assets Less Liabilities	3.3%
Net Assets Plus Borrowings & Floating Rate Obligations	124.3%
Borrowings	(15.9)%
Floating Rate Obligations	(8.4)%
Net Assets	100%

Portfolio Credit Quality

(% of total investment exposure)

AAA/U.S. Guaranteed	12.9%
AA	55.6%
A	19.8%
BBB	6.1%
BB or Lower	3.3%
N/R (not rated)	2.3%
Total	100%

Portfolio Composition

(% of total investments)

Tax Obligation/Limited	30.0%
Transportation	20.9%
Tax Obligation/General	15.4%
Utilities	13.4%
Water and Sewer	12.6%
Other	7.7%
Total	100%

States and Territories

(% of total municipal bonds)

California	22.7%
New York	14.5%
Texas	9.1%
Illinois	7.7%
Ohio	6.5%
Nevada	4.6%
Georgia	4.4%
Virginia	3.7%
New Jersey	3.5%
Louisiana	3.3%
Other	20.0%
Total	100%

14	NUVEEN

NBD

Nuveen Build America Bond Opportunity Fund

Performance Overview and Holding Summaries as of March 31, 2017

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of March 31, 2017

	Average Annual
	1-Year	5-Year	Since Inception
NBD at Common Share NAV	3.39%	5.38%	8.47%
NBD at Common Share Price	6.25%	7.05%	7.85%
Bloomberg Barclays Aggregate – Eligible Build America Bond Index	1.30%	5.74%	9.00%

Since inception returns are from 11/23/10. Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Common Share Performace — Weekly Closing Price

NUVEEN	15

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation

(% of net assets)

Long-Term Municipal Bonds	104.7%
Corporate Bonds	0.8%
Other Assets Less Liabilities	5.4%
Net Assets Plus Borrowings & Floating Rate Obligations	110.9%
Borrowings	(7.5)%
Floating Rate Obligations	(3.4)%
Net Assets	100%

Portfolio Credit Quality

(% of total investment exposure)

AAA/U.S. Guaranteed	14.4%
AA	62.7%
A	11.5%
BBB	3.5%
BB or Lower	5.2%
N/R (not rated)	2.7%
Total	100%

Portfolio Composition

(% of total investments)

Tax Obligation/Limited	36.0%
Transportation	17.5%
Water and Sewer	13.2%
Tax Obligation/General	12.7%
Utilities	10.0%
Consumer Staples	4.5%
Other	6.1%
Total	100%

States and Territories

(% of total municipal bonds)

California	22.2%
New York	12.2%
Illinois	10.3%
Ohio	6.9%
Texas	6.6%
Colorado	5.0%
New Jersey	4.7%
South Carolina	4.6%
Tennessee	3.2%
Virginia	3.0%
Massachusetts	2.8%
Other	18.5%
Total	100%

16	NUVEEN

Report of

Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Nuveen Build America Bond Fund

Nuveen Build America Bond Opportunity Fund:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Nuveen Build America Bond Fund and Nuveen Build America Bond Opportunity Fund (the “Funds”) as of March 31, 2017, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods presented through March 31, 2014 were audited by other auditors whose report dated May 27, 2014 expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2017, by correspondence with the custodian and brokers or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of March 31, 2017, the results of their operations and cash flows for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Chicago, Illinois

May 25, 2017

NUVEEN	17

NBB

Nuveen Build America Bond Fund
Portfolio of Investments	March 31, 2017

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	LONG-TERM INVESTMENTS – 121.0% (100.0% of Total Investments)

	MUNICIPAL BONDS – 120.5% (99.6% of Total Investments)

	Arizona – 1.0% (0.8% of Total Investments)

$5,000	Mesa, Arizona, Utility System Revenue Bonds, Series 2010, 6.100%, 7/01/34	7/20 at 100.00	Aa2	$5,594,500

	California – 27.4% (22.6% of Total Investments)

2,520	Alameda Corridor Transportation Authority, California, Revenue Bonds, Refunding Taxable	No Opt. Call	BBB+	1,218,445
	Subordinate Lien Series 2004B, 0.000%, 10/01/31 – AMBAC Insured
1,995	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge, Build	No Opt. Call	AA	2,731,135
	America Federally Taxable Bond Series 2009F-2, 6.263%, 4/01/49
	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge,
	Subordinate Lien, Build America Federally Taxable Bond Series 2010S-1:
75	6.793%, 4/01/30	No Opt. Call	AA–	91,709
100	6.918%, 4/01/40	No Opt. Call	AA–	135,691
500	California Infrastructure and Economic Development Bank, Revenue Bonds, University of	No Opt. Call	AA–	630,005
	California San Francisco Neurosciences Building, Build America Taxable Bond Series 2010B,
	6.486%, 5/15/49
260	California Municipal Finance Authority Charter School Revenue Bonds, Albert Einstein Academies	No Opt. Call	B+	258,375
	Project, Taxable Series 2013B, 7.000%, 8/01/18
395	California School Finance Authority, Charter School Revenue Bonds, City Charter School	No Opt. Call	N/R	390,939
	Obligated Group, Taxable Series 2016B, 3.750%, 6/01/20
3,030	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Build	No Opt. Call	A+	4,376,381
	America Taxable Bond Series 2009G-2, 8.361%, 10/01/34
2,050	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Build	3/20 at 100.00	A+	2,284,889
	America Taxable Bond Series 2010A-2, 8.000%, 3/01/35
7,000	California State University, Systemwide Revenue Bonds, Build America Taxable Bond Series	No Opt. Call	Aa2	8,836,170
	2010B, 6.484%, 11/01/41
7,115	California State, General Obligation Bonds, Various Purpose Build America Taxable Bond Series	3/20 at 100.00	AA–	8,210,781
	2010, 7.950%, 3/01/36
6,610	California State, General Obligation Bonds, Various Purpose, Build America Taxable Bond Series	No Opt. Call	AA–	9,887,304
	2010, 7.600%, 11/01/40
3,000	California State, Various Purpose General Obligation Bonds, Build America Federally Taxable	No Opt. Call	AA–	4,405,920
	Bonds, Series 2009, 7.550%, 4/01/39
9,185	California Statewide Communities Development Authority, California, Revenue Bonds, Loma Linda	No Opt. Call	BB+	9,703,401
	University Medical Center, Series 2014B, 6.000%, 12/01/24
7,500	Los Angeles Community College District, California, General Obligation Bonds, Build America	No Opt. Call	AA+	10,413,450
	Taxable Bonds, Series 2010, 6.600%, 8/01/42
10,000	Los Angeles Community College District, Los Angeles County, California, General Obligation	No Opt. Call	AA+	13,884,600
	Bonds, Series 2010, 6.600%, 8/01/42 (UB) (4)
6,000	Los Angeles County Metropolitan Transportation Authority, California, Measure R Sales Tax	No Opt. Call	AAA	7,402,620
	Revenue Bonds, Build America Taxable Bond Series 2010A, 5.735%, 6/01/39
	Los Angeles County Public Works Financing Authority, California, Lease Revenue Bonds, Multiple
	Capital Projects I, Build America Taxable Bond Series 2010B:
2,050	7.488%, 8/01/33	No Opt. Call	AA	2,746,057
11,270	7.618%, 8/01/40	No Opt. Call	AA	16,352,094
9,740	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International	No Opt. Call	AA–	12,474,408
	Airport, Build America Taxable Bonds, Series 2009C, 6.582%, 5/15/39

18	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

	Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Federally
	Taxable – Direct Payment – Build America Bonds, Series 2010A:
$80	5.716%, 7/01/39	No Opt. Call	Aa2	$98,316
2,840	6.166%, 7/01/40	7/20 at 100.00	Aa2	3,176,796
1,685	Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Federally	No Opt. Call	Aa2	2,332,023
	Taxable – Direct Payment – Build America Bonds, Series 2010D, 6.574%, 7/01/45
2,000	Los Angeles Department of Water and Power, California, Water System Revenue Bonds, Tender	No Opt. Call	AA+	6,037,800
	Option Bond Trust 2016-XFT906, 26.890%, 7/01/50 (IF) (4)
1,500	Metropolitan Water District of Southern California, Water Revenue Bonds, Build America Taxable	7/19 at 100.00	AAA	1,642,710
	Bond Series 2009D, 6.538%, 7/01/39
1,000	Metropolitan Water District of Southern California, Water Revenue Bonds, Build America Taxable	7/20 at 100.00	AAA	1,137,260
	Series 2010A, 6.947%, 7/01/40
2,330	Oakland Redevelopment Agency, California, Subordinated Housing Set Aside Revenue Bonds,	No Opt. Call	A+	2,457,940
	Federally Taxable Series 2011A-T, 7.500%, 9/01/19
4,250	Sacramento Public Financing Authority, California, Lease Revenue Bonds, Golden 1 Center,	No Opt. Call	A+	4,627,698
	Series 2015, 5.637%, 4/01/50
2,390	San Francisco City and County Public Utilities Commission, California, Water Revenue Bonds,	No Opt. Call	AA–	2,923,615
	Build America Taxable Bonds, Series 2010B, 6.000%, 11/01/40
4,000	San Francisco City and County, California, Certificates of Participation, 525 Golden Gate	No Opt. Call	AA	8,995,600
	Avenue, San Francisco Public Utilities Commission Office Project, Tender Option Bond
	2016-XFT901, 25.439%, 11/01/41 (IF) (4)
	Stanton Redevelopment Agency, California, Tax Allocation Bonds, Stanton Consolidated
	Redevelopment Project Series 2011A:
275	6.500%, 12/01/17 (ETM)	No Opt. Call	A (5)	284,804
295	6.750%, 12/01/18 (ETM)	No Opt. Call	A (5)	321,391
1,500	University of California, General Revenue Bonds, Build America Taxable Bonds, Series 2009R,	5/19 at 100.00	AA	1,630,035
	6.270%, 5/15/31
2,505	University of California, General Revenue Bonds, Limited Project, Build America Taxable Bond	No Opt. Call	AA–	3,096,506
	Series 2010F, 5.946%, 5/15/45
117,045	Total California			155,196,868

	Colorado – 0.7% (0.6% of Total Investments)

3,100	Denver School District 1, Colorado, General Obligation Bonds, Build America Taxable Bonds,	No Opt. Call	AA+	3,763,338
	Series 2009C, 5.664%, 12/01/33

	Connecticut – 1.3% (1.1% of Total Investments)

6,300	Harbor Point Infrastructure Improvement District, Connecticut, Special Obligation Revenue	4/20 at 100.00	N/R	7,289,352
	Bonds, Harbor Point Project, Federally Taxable – Issuer Subsidy – Recovery Zone Economic
	Development Bond Series 2010B, 12.500%, 4/01/39

	District of Columbia – 0.2% (0.2% of Total Investments)

1,000	District of Columbia Water and Sewer Authority, Public Utility Revenue Bonds, Subordinate	No Opt. Call	AA+	1,206,280
	Lien, Build America Taxable Bond Series 2010A, 5.522%, 10/01/44

	Florida – 0.9% (0.8% of Total Investments)

5,000	Florida State Board of Education, Public Education Capital Outlay Bonds, Build America Taxable	6/19 at 100.00	AAA	5,363,500
	Bonds, Series 2010G, 5.750%, 6/01/35

NUVEEN	19

NBB	Nuveen Build America Bond Fund
	Portfolio of Investments (continued)	March 31, 2017

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Georgia – 5.3% (4.4% of Total Investments)

$2,500	Cobb-Marietta Coliseum and Exhibit Hall Authority, Georgia, Revenue Bonds, Cobb County	1/26 at 100.00	AAA	$2,603,575
	Coliseum Project, Taxable Series 2015, 4.500%, 1/01/47
9,000	Georgia Municipal Electric Authority, Plant Vogtle Units 3 & 4 Project J Bonds, Taxable Build	No Opt. Call	A+	10,265,400
	America Bonds Series 2010A, 6.637%, 4/01/57
1,120	Georgia Municipal Electric Authority, Plant Vogtle Units 3 & 4 Project M Bonds, Taxable Build	No Opt. Call	A+	1,263,259
	America Bonds Series 2010A, 6.655%, 4/01/57
15,000	Georgia Municipal Electric Authority, Plant Vogtle Units 3 & 4 Project P Bonds, Refunding	No Opt. Call	A–	15,829,050
	Taxable Build America Bonds Series 2010A, 7.055%, 4/01/57
27,620	Total Georgia			29,961,284

	Illinois – 9.3% (7.7% of Total Investments)

865	Chicago Transit Authority, Illinois, Sales and Transfer Tax Receipts Revenue Bonds, Pension	No Opt. Call	AA	1,081,068
	Funding Taxable Series 2008A, 6.899%, 12/01/40
7,735	Chicago Transit Authority, Illinois, Sales Tax Receipts Revenue Bonds, Federally Taxable Build	No Opt. Call	AA	9,100,537
	America Bonds, Series 2010B, 6.200%, 12/01/40
	Chicago, Illinois, General Airport Revenue Bonds, O’Hare International Airport, Third Lien,
	Build America Taxable Bond Series 2010B:
10,925	6.845%, 1/01/38	1/20 at 100.00	A	12,196,998
355	6.395%, 1/01/40	No Opt. Call	A	467,471
135	Chicago, Illinois, Wastewater Transmission Revenue Bonds, Build America Taxable Bond Series	No Opt. Call	AA	167,453
	2010B, 6.900%, 1/01/40
14,000	Illinois State, General Obligation Bonds, Taxable Build America Bonds, Series 2010-3,	No Opt. Call	BBB	14,387,940
	6.725%, 4/01/35
8,090	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Build America Taxable Bonds,	No Opt. Call	AA–	10,232,717
	Senior Lien Series 2009A, 6.184%, 1/01/34
1,595	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Build America Taxable Bonds,	No Opt. Call	AA–	1,982,537
	Senior Lien Series 2009B, 5.851%, 12/01/34
2,000	Lake County, Illinois, General Obligation Bonds, Series 2010A, 5.125%, 11/30/27	11/19 at 100.00	AAA	2,154,960
685	Northern Illinois Municipal Power Agency, Power Project Revenue Bonds, Prairie State Project,	No Opt. Call	A2	871,628
	Build America Taxable Bond Series 2010A, 7.820%, 1/01/40
46,385	Total Illinois			52,643,309

	Indiana – 2.6% (2.1% of Total Investments)

5,000	Indiana University, Consolidated Revenue Bonds, Build America Taxable Bonds, Series 2010B,	6/20 at 100.00	AAA	5,397,800
	5.636%, 6/01/35
5,000	Indianapolis Local Public Improvement Bond Bank, Indiana, Build America Bonds, Series 2010A-2,	No Opt. Call	Aa1	6,218,050
	6.004%, 1/15/40
2,390	Indianapolis Local Public Improvement Bond Bank, Indiana, Build America Taxable Bonds, Series	No Opt. Call	AA	3,008,413
	2010B-2, 6.116%, 1/15/40
12,390	Total Indiana			14,624,263

	Kentucky – 1.7% (1.4% of Total Investments)

5,000	Kentucky Municipal Power Agency, Power System Revenue Bonds, Prairie State Project, Tender	9/20 at 100.00	AA	7,185,000
	Option Bond Trust 2016-XFT902, 25.129%, 9/01/37 – AGC Insured (IF) (4)
1,950	Louisville and Jefferson County Metropolitan Sewer District, Kentucky, Sewer and Drainage	No Opt. Call	AA	2,519,829
	System Revenue Bonds, Build America Taxable Bonds Series 2010A, 6.250%, 5/15/43
6,950	Total Kentucky			9,704,829

	Louisiana – 3.9% (3.3% of Total Investments)

20,350	East Baton Rouge Sewerage Commission, Louisiana, Revenue Bonds, Series 2010B,	2/20 at 100.00	AA	22,277,349
	6.087%, 2/01/45 (UB) (4)

20	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Massachusetts – 0.8% (0.7% of Total Investments)

$2,000	Massachusetts, Transportation Fund Revenue Bonds, Accelerated Bridge Program, Tender Option	No Opt. Call	AAA		$4,610,500
	Bond Trust 2016-XFT907, 22.356%, 6/01/40 (IF) (4)

	Michigan – 1.1% (0.9% of Total Investments)

6,190	Michigan Tobacco Settlement Finance Authority, Tobacco Settlement Asset-Backed Revenue Bonds,	No Opt. Call	B–		6,066,076
	Taxable Turbo Series 2006A, 7.309%, 6/01/34

	Missouri – 0.3% (0.2% of Total Investments)

1,290	Curators of the University of Missouri, System Facilities Revenue Bonds, Build America Taxable	No Opt. Call	AA+		1,590,712
	Bonds, Series 2009A, 5.960%, 11/01/39

	Nevada – 5.5% (4.5% of Total Investments)

13,890	Clark County, Nevada, Airport Revenue Bonds, Senior Lien Series 2009B, 6.881%, 7/01/42	7/19 at 100.00	Aa2		15,397,760
10,150	Clark County, Nevada, Airport Revenue Bonds, Taxable Direct Payment Build America Bond Series	No Opt. Call	Aa2		14,274,656
	2010C, 6.820%, 7/01/45
1,315	Las Vegas, Nevada, Certificates of Participation, City Hall Project, Build America Federally	9/19 at 100.00	AA–	(5)	1,494,616
	Taxable Bonds, Series 2009B, 7.800%, 9/01/39 (Pre-refunded 9/01/19)
25,355	Total Nevada				31,167,032

	New Jersey – 4.2% (3.5% of Total Investments)

2,500	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Build America	6/19 at 100.00	A–		2,638,725
	Bonds Issuer Subsidy Program, Series 2009B, 6.875%, 12/15/39
130	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Build America	12/20 at 100.00	A–		135,056
	Bonds Issuer Subsidy Program, Series 2010C, 6.104%, 12/15/28
4,190	New Jersey Turnpike Authority, Revenue Bonds, Build America Taxable Bonds, Series 2009F,	No Opt. Call	A+		6,044,578
	7.414%, 1/01/40
10,910	New Jersey Turnpike Authority, Revenue Bonds, Build America Taxable Bonds, Series 2010A,	No Opt. Call	A+		15,267,563
	7.102%, 1/01/41
17,730	Total New Jersey				24,085,922

	New York – 17.5% (14.4% of Total Investments)

25,000	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, Series	No Opt. Call	AAA		30,575,750

	2010D, 5.600%, 3/15/40 (UB) (4)
5,100	Long Island Power Authority, New York, Electric System Revenue Bonds, Build America Taxable	No Opt. Call	A–		6,050,436
	Bond Series 2010B, 5.850%, 5/01/41
7,965	Metropolitan Transportation Authority, New York, Dedicated Tax Fund Bonds, Build America Taxable Bonds, Series 2010C, 7.336%, 11/15/39	No Opt. Call	AA		11,620,696
14,000	New York City Municipal Water Finance Authority, New York, Water and Sewer System Revenue	12/20 at 100.00	AA+		15,931,300
	Bonds, Second Generation Resolution, Build America Taxable Bonds, Fiscal 2011 Series 2010CC, 6.282%, 6/15/42
1,000	New York City Municipal Water Finance Authority, New York, Water and Sewer System Revenue	6/20 at 100.00	AA+		1,103,850
	Bonds, Second Generation Resolution, Build America Taxable Bonds, Fiscal 2011 Series AA, 5.790%, 6/15/41
2,595	New York City Municipal Water Finance Authority, New York, Water and Sewer System Revenue	No Opt. Call	AA+		3,363,380
	Bonds, Second Generation Resolution, Build America Taxable Bonds, Series 2010DD, 5.952%, 6/15/42
2,025	New York City Municipal Water Finance Authority, New York, Water and Sewer System Revenue	No Opt. Call	AA+		2,624,603
	Bonds, Second Generation Resolution, Series 2010DD, 5.952%, 6/15/42 (UB)
1,595	New York City Municipal Water Finance Authority, New York, Water and Sewer System Revenue	No Opt. Call	AA+		3,937,656
	Bonds, Second Generation Resolution, Taxable Tender Option Bond Trust 2016-XFT908, 23.519%, 6/15/44 (IF)

NUVEEN	21

NBB	Nuveen Build America Bond Fund
	Portfolio of Investments (continued)	March 31, 2017

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New York (continued)

$6,690	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds, Build	No Opt. Call	AA	$8,699,542
	America Taxable Bond Fiscal 2011 Series 2010S-1B, 6.828%, 7/15/40
10,000	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Build	No Opt. Call	AAA	12,113,500
	America Taxable Bonds, Series 2010G-1, 5.467%, 5/01/40 (4)
3,000	New York Transportation Development Corporation, Special Facilities Bonds, LaGuardia Airport	No Opt. Call	BBB	2,878,560
	Terminal B Redevelopment Project, Taxable Series 2016B, 3.673%, 7/01/30
78,970	Total New York			98,899,273

	North Carolina – 1.9% (1.6% of Total Investments)

10,100	North Carolina Turnpike Authority, Triangle Expressway System State Annual Appropriation	1/19 at 100.00	AA	10,877,498
	Revenue Bonds, Federally Taxable Issuer Subsidy Build America Bonds, Series 2009B, 6.700%, 1/01/39

	Ohio – 7.9% (6.5% of Total Investments)

10,700	American Municipal Power Inc., Ohio, Combined Hydroelectric Projects Revenue Bonds, Build	No Opt. Call	A	15,246,109
	America Bond Series 2010B, 7.834%, 2/15/41
4,000	American Municipal Power Ohio Inc., Prairie State Energy Campus Project Revenue Bonds, Build	No Opt. Call	A1	4,736,560
	America Bond Series 2009C, 6.053%, 2/15/43
25	JobsOhio Beverage System, Ohio, Statewide Liquor Profits Revenue Bonds, Senior Lien Taxable Series 2013B, 4.532%, 1/01/35	No Opt. Call	AA	27,015
15,500	Northeast Ohio Regional Sewer District, Wastewater Improvement Revenue Bonds, Build America	11/20 at 100.00	AA+	17,412,389
	Taxable Bonds, Series 2010, 6.038%, 11/15/40
7,500	Port of Greater Cincinnati Development Authority, Ohio, Special Obligation TIF Revenue Bonds,	1/26 at 100.00	N/R	7,239,225
	Cooperative Township Public Parking, Kenwood Collection Redevelopment, Senior Lien Series 2016A, 6.600%, 1/01/39
37,725	Total Ohio			44,661,298

	Oregon – 2.6% (2.1% of Total Investments)

4,000	Oregon Department of Administrative Services, Certificates of Participation, Federally Taxable	5/20 at 100.00	AA	6,066,800
	Build America Bonds, Tender Option Bond Trust 2016-TXG001, 23.753%, 5/01/35 (IF) (4)
8,030	Warm Springs Reservation Confederated Tribes, Oregon, Tribal Economic Development Bonds,	No Opt. Call	A3	8,636,537
	Hydroelectric Revenue Bonds, Pelton Round Butte Project, Refunding Series 2009A, 8.250%, 11/01/19
12,030	Total Oregon			14,703,337

	Pennsylvania – 1.4% (1.1% of Total Investments)

	Commonwealth Financing Authority, Pennsylvania, State Appropriation Lease Bonds, Build America
	Taxable Bonds, Series 2009D:
1,225	5.653%, 6/01/24	No Opt. Call	A+	1,357,655
1,915	6.218%, 6/01/39	No Opt. Call	A+	2,309,413
2,000	Pennsylvania State, General Obligation Bonds, Build America Taxable Bonds, Third Series 2010B,	7/20 at 100.00	Aa3	2,219,500
	5.850%, 7/15/30
1,535	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Build America Taxable Bonds, Series 2009A, 6.105%, 12/01/39	No Opt. Call	A1	1,948,391
6,675	Total Pennsylvania			7,834,959

	South Carolina – 0.5% (0.4% of Total Investments)

55	South Carolina Public Service Authority, Electric System Revenue Bonds, Santee Cooper,	No Opt. Call	AA–	85,236
	Federally Taxable Build America Tender Option Bond Trust 2016-XFT909, 26.230%, 1/01/50 (IF)
2,245	South Carolina Public Service Authority, Electric System Revenue Bonds, Santee Cooper,	No Opt. Call	AA–	2,491,838
	Federally Taxable Build America Series 2010C, 6.454%, 1/01/50 (UB)
2,300	Total South Carolina			2,577,074

22	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tennessee – 1.9% (1.6% of Total Investments)

$5,000	Metropolitan Government Nashville & Davidson County Convention Center Authority, Tennessee,	No Opt. Call	A1	$6,603,950
	Tourism Tax Revenue Bonds, Build America Taxable Bonds, Series 2010A-2, 7.431%, 7/01/43
3,290	Metropolitan Government Nashville & Davidson County Convention Center Authority, Tennessee,	No Opt. Call	Aa3	4,313,387
	Tourism Tax Revenue Bonds, Build America Taxable Bonds, Subordinate Lien Series 2010B, 6.731%, 7/01/43
8,290	Total Tennessee			10,917,337

	Texas – 10.9% (9.0% of Total Investments)

1,000	Bexar County Hospital District, Texas, Certificates of Obligation, Taxable Build America Bond Series 2009B, 6.904%, 2/15/39	2/19 at 100.00	AA+	1,085,210
9,280	Dallas Convention Center Hotel Development Corporation, Texas, Hotel Revenue Bonds, Build	No Opt. Call	A–	12,051,565
	America Taxable Bonds, Series 09B, 7.088%, 1/01/42
2,200	Dallas Independent School District, Dallas County, Texas, General Obligation Bonds, School	2/21 at 100.00	AAA	2,525,600
	Building, Build America Taxable Bond Series 2010C, 6.450%, 2/15/35
3,250	Houston, Texas, General Obligation Bonds, Public Improvement, Build America Bond Series 2010B, 6.319%, 3/01/30	3/20 at 100.00	AA	3,581,533
10,785	North Texas Tollway Authority, System Revenue Bonds, Taxable Build America Bond Series 2009B, 6.718%, 1/01/49	No Opt. Call	A1	15,078,723
10,220	North Texas Tollway Authority, System Revenue Bonds, Taxable Build America Bonds, Series 2010-B2, 8.910%, 2/01/30	2/20 at 100.00	Baa2	11,828,117
1,000	San Antonio, Texas, Electric and Gas System Revenue Bonds, Junior Lien, Build America Taxable	No Opt. Call	AA+	1,257,200
	Bond Series 2010A, 5.808%, 2/01/41
10	San Antonio, Texas, Electric and Gas System Revenue Bonds, Series 2012, 4.427%, 2/01/42	No Opt. Call	Aa1	10,715
5,000	San Antonio, Texas, General Obligation Bonds, Build America Taxable Bonds, Series 2010B, 6.038%, 8/01/40	8/20 at 100.00	AAA	5,575,800
7,015	Texas State, General Obligation Bonds, Transportation Commission, Build America Taxable Bonds, Series 2009A, 5.517%, 4/01/39	No Opt. Call	AAA	8,803,825
49,760	Total Texas			61,798,288

	Utah – 1.0% (0.8% of Total Investments)

4,000	Central Utah Water Conservancy District, Utah, Revenue Bonds, Federally Taxable Build America	4/20 at 100.00	AA+	4,297,880
	Bonds, Series 2010A, 5.700%, 10/01/40
1,000	Tooele County Municipal Building Authority, Utah, Lease Revenue Bonds, Build America Bond	12/20 at 100.00	A+	1,104,840
	Series 2010A-2, 8.000%, 12/15/32
5,000	Total Utah			5,402,720

	Virginia – 4.4% (3.7% of Total Investments)
	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Second Senior Lien
	Revenue Bonds, Build America Bonds, Series 2009D:
1,500	7.462%, 10/01/46 – AGM Insured	No Opt. Call	AA	2,204,850
	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Second Senior Lien
	Revenue Bonds, Build America Bonds, Series 2009D:
11,930	7.462%, 10/01/46 – AGC Insured	No Opt. Call	BBB+	16,916,024
7,125	Tobacco Settlement Financing Corporation of Virginia, Tobacco Settlement Asset Backed Bonds,	6/17 at 100.00	B–	5,972,745
	Refunding Senior Lien Series 2007A, 6.706%, 6/01/46
20,555	Total Virginia			25,093,619

NUVEEN	23

NBB	Nuveen Build America Bond Fund
	Portfolio of Investments (continued)	March 31, 2017

Principal Amount (000)	Description (1)		Optional Call Provisions (2)	Ratings (3)	Value

	Washington – 3.7% (3.1% of Total Investments)
$4,000	Seattle, Washington, Municipal Light and Power Revenue Bonds, Federally Taxable Build America		No Opt. Call	AA	$7,075,400
	Bonds, Tender Option Bond Trust 2016-XFT905, 21.484%, 2/01/40 (IF) (4)
11,090	Washington State Convention Center Public Facilities District, Lodging Tax Revenue Bonds,		No Opt. Call	Aa3	14,087,849
	Build America Taxable Bond Series 2010B, 6.790%, 7/01/40
15,090	Total Washington				21,163,249

	West Virginia – 0.6% (0.5% of Total Investments)
3,800	Tobacco Settlement Finance Authority, West Virginia, Tobacco Settlement Asset-Backed Bonds,		6/25 at 100.00	B2	3,642,262
	Taxable Turbo Series 2007A, 7.467%, 6/01/47
$554,000	Total Municipal Bonds (cost $606,560,483)				682,716,028

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value

	CORPORATE BONDS – 0.5% (0.4% of Total Investments)

	Diversified Consumer Services – 0.5% (0.4% of Total Investments)
$3,015	BCOM Investment Partners LLC, Taxable Notes, Burrell College of Osteopathic	7.500%	9/01/45	N/R	$3,043,109

	Medicine, Series 2015, 144A

$3,015	Total Corporate Bonds (cost $3,015,000)				3,043,109
	Total Long-Term Investments (cost $609,575,483)				685,759,137
	Borrowings – (15.9)% (6), (7)				(90,175,000)
	Floating Rate Obligations – (8.4)%				(47,700,000)
	Other Assets Less Liabilities – 3.3% (8)				18,547,438
	Net Assets Applicable to Common Shares – 100%				$566,431,575

24	NUVEEN

Investments in Derivatives as of March 31, 2017

Interest Rate Swaps (OTC Uncleared)

Counterparty	Notional Amount	Fund Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Effective Date (9)	Optional Termination Date	Termination Date	Value	Unrealized Appreciation (Depreciation)
Morgan Stanley	$121,000,000	Receive	1-Month USD-	1.500%	Monthly	7/03/17	12/01/17	12/01/19	$(273,646)	$(1,993,646)
Capital			LIBOR-ICE
Services LLC

Interest Rate Swaps (OTC Cleared)

Clearing Broker	Notional Amount	Fund Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Effective Date (9)	Optional Termination Date		Termination Date	Variation Margin Receivable/ (Payable)	Unrealized Appreciation (Depreciation)
Citigroup Global	$47,500,000	Receive	3-Month USD-	2.769%	Semi-Annually	1/10/18	N/A		1/10/40	$(72,946)	$(561,705)
Markets Inc.*			LIBOR-ICE
Citigroup Global	19,100,000	Receive	3-Month USD-	1.731	Semi-Annually	8/11/17	N/A		8/11/46	(14,948)	3,834,684
Markets Inc.*			LIBOR-ICE
Citigroup Global	15,500,000	Receive	3-Month USD-	1.775	Semi-Annually	8/25/17	7/06/26	(10)	8/25/46	(12,375)	2,973,194
Markets Inc.*			LIBOR-ICE
	$82,100,000									$(100,269)	$6,246,173

*	LCH.Clearnet Ltd is the clearing house for this transaction.
(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.
(3)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.
(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in derivatives and/or inverse floating rate transactions.
(5)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.
(6)	Borrowings as a percentage of Total Investments is 13.1%.
(7)	The Fund may pledge up to 100% of its eligible investments (excluding any investments separately pledged as collateral for specific investments in derivatives, when applicable) as collateral for borrowings.
(8)	Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter (“OTC”) derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.
(9)	Effective date represents the date on which both the Fund and counterparty commence interest payment accruals on each contract.
(10)	This interest rate swap has an optional early termination date beginning on July 6, 2026 and every five years thereafter through the termination date as specified in the swap contract.
(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.
(UB)	Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
N/A	Not applicable.
USD-
LIBOR-
ICE	United States Dollar-London Inter-Bank Offered Rate-Intercontinental Exchange

See accompanying notes to financial statements.

NUVEEN	25

NBD

Nuveen Build America Bond Opportunity Fund
Portfolio of Investments	March 31, 2017

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	LONG-TERM INVESTMENTS – 105.5% (100.0% of Total Investments)

	MUNICIPAL BONDS – 104.7% (99.2% of Total Investments)

	California – 23.2% (22.0% of Total Investments)

$1,500	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Build	No Opt. Call	A+		$2,166,525
	America Taxable Bond Series 2009G-2, 8.361%, 10/01/34
2,000	California State, Various Purpose General Obligation Bonds, Build America Federally Taxable	No Opt. Call	AA–		2,835,820
	Bonds, Series 2009, 7.500%, 4/01/34
3,500	California Statewide Communities Development Authority, California, Revenue Bonds, Loma Linda	No Opt. Call	BB+		3,697,540
	University Medical Center, Series 2014B, 6.000%, 12/01/24
2,000	Los Angeles Community College District, Los Angeles County, California, General Obligation	No Opt. Call	AA+		6,563,000
	Bonds, Tender Option Bond Trust 2016-XG002, 27.019%, 8/01/49 (IF) (4)
1,150	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International	No Opt. Call	AA–		1,472,851
	Airport, Build America Taxable Bonds, Series 2009C, 6.582%, 5/15/39
2,000	Los Angeles Department of Water and Power, California, Water System Revenue Bonds, Tender	No Opt. Call	AA+		6,037,800
	Option Bond Trust 2016-XFT906, 26.890%, 7/01/50 (IF) (4)
775	Oakland Redevelopment Agency, California, Subordinated Housing Set Aside Revenue Bonds,	No Opt. Call	A+		817,555
	Federally Taxable Series 2011A-T, 7.500%, 9/01/19
2,200	San Diego County Regional Transportation Commission, California, Sales Tax Revenue Bonds,	No Opt. Call	AAA		2,805,528
	Build America Taxable Bonds Series 2010A, 5.911%, 4/01/48
1,500	San Francisco City and County Public Utilities Commission, California, Water Revenue Bonds,	No Opt. Call	AA–		2,121,045
	Build America Taxable Bonds, Series 2010G, 6.950%, 11/01/50
675	San Francisco City and County Redevelopment Financing Authority, California, Tax Allocation	No Opt. Call	AA–		910,697
	Revenue Bonds, San Francisco Redevelopment Projects, Taxable Series 2009E, 8.406%, 8/01/39
2,000	San Francisco City and County, California, Certificates of Participation, 525 Golden Gate	No Opt. Call	AA		4,497,800
	Avenue, San Francisco Public Utilities Commission Office Project, Tender Option Bond 2016-XFT901, 25.439%, 11/01/41 (IF) (4)
315	Stanton Redevelopment Agency, California, Tax Allocation Bonds, Stanton Consolidated	No Opt. Call	A	(5)	359,015
	Redevelopment Project Series 2011A, 7.000%, 12/01/19 (ETM)
2,000	The Regents of the University of California, Medical Center Pooled Revenue Bonds, Build	No Opt. Call	AA–		2,599,380
	America Taxable Bonds, Series 2010H, 6.548%, 5/15/48
21,615	Total California				36,884,556

	Colorado – 5.3% (5.0% of Total Investments)

4,000	Colorado State Bridge Enterprise Revenue Bonds, Federally Taxable Build America Series 2010A,	No Opt. Call	AA		5,016,200
	6.078%, 12/01/40
2,585	Regional Transportation District, Colorado, Sales Tax Revenue Bonds, Fastracks Project, Build	No Opt. Call	AA+		3,367,583
	America Series 2010B, 5.844%, 11/01/50
6,585	Total Colorado				8,383,783

	Connecticut – 1.0% (0.9% of Total Investments)

1,355	Harbor Point Infrastructure Improvement District, Connecticut, Special Obligation Revenue	4/20 at 100.00	N/R		1,567,789
	Bonds, Harbor Point Project, Federally Taxable – Issuer Subsidy – Recovery Zone Economic
	Development Bond Series 2010B, 12.500%, 4/01/39

26	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Georgia – 2.7% (2.5% of Total Investments)

$1,000	Cobb-Marietta Coliseum and Exhibit Hall Authority, Georgia, Revenue Bonds, Cobb County	1/26 at 100.00	AAA	$1,041,430
	Coliseum Project, Taxable Series 2015, 4.500%, 1/01/47
3,000	Georgia Municipal Electric Authority, Plant Vogtle Units 3 & 4 Project P Bonds, Refunding	No Opt. Call	A–	3,165,810
	Taxable Build America Bonds Series 2010A, 7.055%, 4/01/57
4,000	Total Georgia			4,207,240

	Illinois – 10.7% (10.2% of Total Investments)

3,715	Chicago Transit Authority, Illinois, Sales Tax Receipts Revenue Bonds, Federally Taxable Build	No Opt. Call	AA	4,370,846
	America Bonds, Series 2010B, 6.200%, 12/01/40
1,255	Chicago, Illinois, General Airport Revenue Bonds, O’Hare International Airport, Third Lien,	1/20 at 100.00	A	1,401,120
	Build America Taxable Bond Series 2010B, 6.845%, 1/01/38
2,000	Illinois State, General Obligation Bonds, Build America Taxable Bonds, Series 2010-5,	No Opt. Call	BBB	2,134,400
	7.350%, 7/01/35
5,000	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Build America Taxable Bonds,	No Opt. Call	AA–	6,324,300
	Senior Lien Series 2009A, 6.184%, 1/01/34
2,000	Lake County, Illinois, General Obligation Bonds, Series 2010A, 5.250%, 11/30/28	11/19 at 100.00	AAA	2,151,060
365	Northern Illinois Municipal Power Agency, Power Project Revenue Bonds, Prairie State Project,	No Opt. Call	A2	426,473
	Build America Bond Series 2009C, 6.859%, 1/01/39
205	Northern Illinois Municipal Power Agency, Power Project Revenue Bonds, Prairie State Project,	No Opt. Call	A2	260,852
	Build America Taxable Bond Series 2010A, 7.820%, 1/01/40
14,540	Total Illinois			17,069,051

	Indiana – 0.8% (0.8% of Total Investments)

1,000	Indianapolis Local Public Improvement Bond Bank, Indiana, Build America Taxable Bonds, Series 2010B-2, 6.116%, 1/15/40	No Opt. Call	AA	1,258,750

	Kentucky – 2.4% (2.3% of Total Investments)

3,000	Louisville and Jefferson County Metropolitan Sewer District, Kentucky, Sewer and Drainage	No Opt. Call	AA	3,876,660
	System Revenue Bonds, Build America Taxable Bonds Series 2010A, 6.250%, 5/15/43

	Massachusetts – 2.9% (2.7% of Total Investments)

2,000	Massachusetts, Transportation Fund Revenue Bonds, Accelerated Bridge Program, Tender Option	No Opt. Call	AAA	4,610,500
	Bond Trust 2016-XFT907, 22.356%, 6/01/40 (IF) (4)

	Michigan – 1.2% (1.2% of Total Investments)

2,000	Michigan Tobacco Settlement Finance Authority, Tobacco Settlement Asset-Backed Revenue Bonds,	No Opt. Call	B–	1,959,960
	Taxable Turbo Series 2006A, 7.309%, 6/01/34

	Mississippi – 1.6% (1.5% of Total Investments)

2,085	Mississippi State, General Obligation Bonds, Build America Taxable Bond Series 2010F, 5.245%, 11/01/34	No Opt. Call	AA	2,493,639

	Nevada – 2.7% (2.6% of Total Investments)

1,965	Clark County, Nevada, Airport Revenue Bonds, Senior Lien Series 2009B, 6.881%, 7/01/42	7/19 at 100.00	Aa2	2,178,301
1,500	Clark County, Nevada, Airport Revenue Bonds, Taxable Direct Payment Build America Bond Series 2010C, 6.820%, 7/01/45	No Opt. Call	Aa2	2,109,555
3,465	Total Nevada			4,287,856

NUVEEN	27

NBD	Nuveen Build America Bond Opportunity Fund
	Portfolio of Investments (continued)	March 31, 2017

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New Jersey – 4.9% (4.7% of Total Investments)

$3,890	New Jersey Turnpike Authority, Revenue Bonds, Build America Taxable Bonds, Series 2010A,	No Opt. Call	A+	$5,443,705
	7.102%, 1/01/41
2,000	Rutgers State University, New Jersey, Revenue Bonds, Build America Taxable Bond Series 2010H, 5.665%, 5/01/40	No Opt. Call	Aa3	2,356,660
5,890	Total New Jersey			7,800,365

	New York – 12.8% (12.1% of Total Investments)

2,000	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, Tender	No Opt. Call	AAA	4,230,300
	Option Bond Trust 2016-XFT903, 20.726%, 3/15/40 (IF) (4)
1,270	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Federally	11/33 at 100.00	AA–	1,690,738
	Taxable Issuer Subsidy Build America Bonds, Series 2010A, 6.668%, 11/15/39
1,500	New York City Municipal Water Finance Authority, New York, Water and Sewer System Revenue	No Opt. Call	AA+	1,873,410
	Bonds, Second Generation Resolution, Build America Taxable Bonds, Fiscal 2011 Series AA, 5.440%, 6/15/43 (4)
2,000	New York City Municipal Water Finance Authority, New York, Water and Sewer System Revenue	No Opt. Call	AA+	4,937,500
	Bonds, Second Generation Resolution, Taxable Tender Option Bond Trust 2016-XFT908, 23.519%, 6/15/44 (IF)
3,750	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds, Build	No Opt. Call	AA	4,876,425
	America Taxable Bond Fiscal 2011 Series 2010S-1B, 6.828%, 7/15/40
1,500	New York City, New York, General Obligation Bonds, Federally Taxable Build America Bonds,	12/20 at 100.00	AA	1,714,920
	Series 2010-F1, 6.646%, 12/01/31
1,000	New York Transportation Development Corporation, Special Facilities Bonds, LaGuardia Airport	No Opt. Call	BBB	959,520
	Terminal B Redevelopment Project, Taxable Series 2016B, 3.673%, 7/01/30
13,020	Total New York			20,282,813

	North Carolina – 1.3% (1.3% of Total Investments)

1,955	North Carolina Turnpike Authority, Triangle Expressway System State Annual Appropriation	1/19 at 100.00	AA	2,105,496
	Revenue Bonds, Federally Taxable Issuer Subsidy Build America Bonds, Series 2009B, 6.700%, 1/01/39

	Ohio – 7.2% (6.8% of Total Investments)

1,500	American Municipal Power Inc., Ohio, Meldahl Hydroelectric Projects Revenue Bonds, Build	No Opt. Call	A	2,048,190
	America Bond Series 2010B, 7.499%, 2/15/50
2,690	American Municipal Power Ohio Inc., Prairie State Energy Campus Project Revenue Bonds, Build	No Opt. Call	A1	3,185,337
	America Bond Series 2009C, 6.053%, 2/15/43
2,850	Northeast Ohio Regional Sewer District, Wastewater Improvement Revenue Bonds, Build America	11/20 at 100.00	AA+	3,201,633
	Taxable Bonds, Series 2010, 6.038%, 11/15/40
3,075	Port of Greater Cincinnati Development Authority, Ohio, Special Obligation TIF Revenue Bonds,	1/26 at 100.00	N/R	2,968,082
	Cooperative Township Public Parking, Kenwood Collection Redevelopment, Senior Lien Series 2016A, 6.600%, 1/01/39
10,115	Total Ohio			11,403,242

	Pennsylvania – 2.0% (1.9% of Total Investments)

2,715	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Build America Taxable Bonds, Series 2010B, 5.511%, 12/01/45	No Opt. Call	A1	3,253,330

28	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	South Carolina – 4.9% (4.6% of Total Investments)

$155	South Carolina Public Service Authority, Electric System Revenue Bonds, Santee Cooper,	No Opt. Call	AA–	$240,211
	Federally Taxable Build America Tender Option Bond Trust 2016-XFT909, 26.230%, 1/01/50 (IF)
6,735	South Carolina Public Service Authority, Electric System Revenue Bonds, Santee Cooper, Series	No Opt. Call	AA–	7,475,513
	2010C, 6.454%, 1/01/50 (UB)
6,890	Total South Carolina			7,715,724

	Tennessee – 3.4% (3.2% of Total Investments)

4,060	Metropolitan Government Nashville & Davidson County Convention Center Authority, Tennessee,	No Opt. Call	Aa3	5,322,904
	Tourism Tax Revenue Bonds, Build America Taxable Bonds, Subordinate Lien Series 2010B,
	6.731%, 7/01/43

	Texas – 6.9% (6.5% of Total Investments)

1,000	Bexar County Hospital District, Texas, Certificates of Obligation, Taxable Build America Bond	2/19 at 100.00	AA+	1,085,210
	Series 2009B, 6.904%, 2/15/39
2,520	Dallas Area Rapid Transit, Texas, Sales Tax Revenue Bonds, Build America Taxable Bonds, Series 2009B, 5.999%, 12/01/44	No Opt. Call	AA+	3,264,106
2,000	Dallas Convention Center Hotel Development Corporation, Texas, Hotel Revenue Bonds, Build	No Opt. Call	A–	2,597,320
	America Taxable Bonds, Series 09B, 7.088%, 1/01/42
1,000	Houston, Texas, General Obligation Bonds, Public Improvement, Build America Bond Series 2010B,	3/20 at 100.00	AA	1,102,010
	6.319%, 3/01/30
2,500	North Texas Tollway Authority, System Revenue Bonds, Taxable Build America Bonds, Series	2/20 at 100.00	Baa2	2,893,375
	2010-B2, 8.910%, 2/01/30
9,020	Total Texas			10,942,021

	Virginia – 3.1% (2.9% of Total Investments)

1,110	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Second Senior Lien	No Opt. Call	BBB+	1,573,913
	Revenue Bonds, Build America Bonds, Series 2009D, 7.462%, 10/01/46 – AGC Insured
4,020	Tobacco Settlement Financing Corporation of Virginia, Tobacco Settlement Asset Backed Bonds,	6/17 at 100.00	B–	3,369,886
	Refunding Senior Lien Series 2007A, 6.706%, 6/01/46
5,130	Total Virginia			4,943,799

	Washington – 2.3% (2.2% of Total Investments)

2,935	Washington State Convention Center Public Facilities District, Lodging Tax Revenue Bonds,	No Opt. Call	Aa3	3,728,389
	Build America Taxable Bond Series 2010B, 6.790%, 7/01/40

	West Virginia – 1.4% (1.3% of Total Investments)

2,315	Tobacco Settlement Finance Authority, West Virginia, Tobacco Settlement Asset-Backed Bonds,	6/25 at 100.00	B2	2,218,904
	Taxable Turbo Series 2007A, 7.467%, 6/01/47
$125,690	Total Municipal Bonds (cost $131,656,622)			166,316,771

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value

	CORPORATE BONDS – 0.8% (0.8% of Total Investments)

	Diversified Consumer Services – 0.8% (0.8% of Total Investments)
$1,300	BCOM Investment Partners LLC, Taxable Notes, Burrell College of Osteopathic	7.500%	9/01/45	N/R	$1,312,120
	Medicine, Series 2015, 144A
$1,300	Total Corporate Bonds (cost $1,300,000)				1,312,120
	Total Long-Term Investments (cost $132,956,622)				167,628,891
	Borrowings – (7.5)% (6), (7)				(12,000,000)
	Floating Rate Obligations – (3.4)%				(5,390,000)
	Other Assets Less Liabilities – 5.4% (8)				8,619,319
	Net Assets Applicable to Common Shares – 100%				$158,858,210

NUVEEN	29

NBD	Nuveen Build America Bond Opportunity Fund
	Portfolio of Investments (continued)	March 31, 2017

Investments in Derivatives as of March 31, 2017

Interest Rate Swaps (OTC Uncleared)

Counterparty	Notional Amount	Fund Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Effective Date (9)	Optional Termination Date	Termination Date	Value	Unrealized Appreciation (Depreciation)
Barclays Bank PLC	$29,500,000	Receive	1-Month USD-	1.655%	Monthly	7/03/17	6/01/18	6/01/20	$(155,838)	$(647,338)
			LIBOR-ICE

Interest Rate Swaps (OTC Cleared)

Clearing Broker	Notional Amount	Fund Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Effective Date (9)	Optional Termination Date		Termination Date	Variation Margin Receivable/ (Payable)	Unrealized Appreciation (Depreciation)
Citigroup Global Markets Inc.*	$34,200,000	Receive	3-Month USD- LIBOR-ICE	1.972%	Semi-Annually	4/13/17	N/A		4/13/27	$(48,539)	$1,308,896
Citigroup Global Markets Inc.*	15,500,000	Receive	3-Month USD- LIBOR-ICE	2.769	Semi-Annually	1/10/18	N/A		1/10/40	(23,905)	(183,293)
Citigroup Global Markets Inc.*	11,900,000	Receive	3-Month USD- LIBOR-ICE	1.731	Semi-Annually	8/11/17	N/A		8/11/46	(9,214)	2,389,148
Citigroup Global Markets Inc.*	9,500,000	Receive	3-Month USD- LIBOR-ICE	1.775	Semi-Annually	8/25/17	7/06/26	(10)	8/25/46	(7,492)	1,822,280
	$71,100,000									$(89,150)	$5,337,031

*	LCH.Clearnet Ltd is the clearing house for this transaction.

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.

(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.

(3)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.

(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in derivatives and/or inverse floating rate transactions.

(5)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(6)	Borrowings as a percentage of Total Investments is 7.2%.

(7)	The Fund may pledge up to 100% of its eligible investments (excluding any investments separately pledged as collateral for specific investments in derivatives, when applicable) as collateral for borrowings.

(8)	Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter (“OTC”) derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

(9)	Effective date represents the date on which both the Fund and counterparty commence interest payment accruals on each contract.

(10)	This interest rate swap has an optional early termination date beginning on July 6, 2026 and every five years thereafter through the termination date as specified in the swap contract.

(ETM)	Escrowed to maturity.

(IF)	Inverse floating rate investment.

(UB)	Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

N/A	Not applicable.

USD-LIBOR-ICE	United States Dollar-London Inter-Bank Offered Rate-Intercontinental Exchange

See accompanying notes to financial statements.

30	NUVEEN

Statement of Assets and Liabilities	March 31, 2017

	NBB	NBD
Assets
Long-term investments, at value (cost $609,575,483 and $132,956,622, respectively)	$685,759,137	$167,628,891
Cash	39,064	86,461
Cash collateral at brokers(1)	10,339,216	6,565,375
Interest rate swaps premiums paid	1,720,000	491,500
Receivable for interest	11,850,045	3,072,688
Other assets	52,200	7,908
Total assets	709,759,662	177,852,823
Liabilities
Borrowings	90,175,000	12,000,000
Floating rate obligations	47,700,000	5,390,000
Unrealized depreciation on interest rate swaps	1,993,646	647,338
Payable for:
Common share dividends	2,657,414	669,106
Variation margin on swap contracts	100,269	89,150
Accrued expenses:
Management fees	397,505	116,410
Interest on borrowings	128,016	17,036
Trustees fees	35,914	1,029
Other	140,323	64,544
Total liabilities	143,328,087	18,994,613
Net assets applicable to common shares	$566,431,575	$158,858,210
Common shares outstanding	26,461,985	7,205,250
Net asset value (“NAV”) per common share outstanding	$21.41	$22.05
Net assets applicable to common shares consist of:
Common shares, $0.01 par value per share	$264,620	$72,053
Paid-in surplus	504,137,905	137,235,390
Undistributed (Over-distribution of) net investment income	(5,170,222)	(905,396)
Accumulated net realized gain (loss)	(13,236,909)	(16,905,799)
Net unrealized appreciation (depreciation)	80,436,181	39,361,962
Net assets applicable to common shares	$566,431,575	$158,858,210
Authorized common shares	Unlimited	Unlimited
(1)	Cash pledged to collateralize the net payment obligations for investments in derivatives is in addition to the Fund’s securities pledged as collateral as noted in the Fund’s Portfolio of Investments.

See accompanying notes to financial statements.

NUVEEN	31

Statement of Operations	Year Ended March 31, 2017

	NBB	NBD
Investment Income	$39,482,325	$10,281,824
Expenses
Management fees	4,807,046	1,400,276
Interest expense	1,967,391	258,341
Custodian fees	82,668	38,049
Trustees fees	20,677	5,417
Professional fees	63,768	43,679
Shareholder reporting expenses	93,172	26,066
Shareholder servicing agent fees	170	170
Stock exchange listing fees	8,246	7,600
Investor relations expenses	78,079	19,902
Other	25,692	15,620
Total expenses	7,146,909	1,815,120
Net investment income (loss)	32,335,416	8,466,704
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	9,021,575	3,911,152
Swaps	(12,401,642)	(6,101,967)
Change in net unrealized appreciation (depreciation) of:
Investments	(32,445,791)	(11,702,541)
Swaps	19,301,957	11,055,503
Net realized and unrealized gain (loss)	(16,523,901)	(2,837,853)
Net increase (decrease) in net assets applicable to common shares from operations	$15,811,515	$5,628,851

See accompanying notes to financial statements.

32	NUVEEN

Statement of Changes in Net Assets

	NBB		NBD
	Year Ended 3/31/17	Year Ended 3/31/16	Year Ended 3/31/17	Year Ended 3/31/16
Operations
Net investment income (loss)	$32,335,416	$34,024,600	$8,466,704	$9,142,234
Net realized gain (loss) from:
Investments	9,021,575	5,915,107	3,911,152	1,463,713
Swaps	(12,401,642)	(15,344,674)	(6,101,967)	(6,599,965)
Change in net unrealized appreciation (depreciation) of:
Investments	(32,445,791)	(21,555,569)	(11,702,541)	(6,096,820)
Swaps	19,301,957	5,259,280	11,055,503	1,252,886
Net increase (decrease) in net assets applicable to common shares from operations	15,811,515	8,298,744	5,628,851	(837,952)
Distributions to Common Shareholders
From net investment income	(33,977,189)	(35,776,604)	(8,790,405)	(9,460,493)
Decrease in net assets applicable to common shares from distributions to common shareholders	(33,977,189)	(35,776,604)	(8,790,405)	(9,460,493)
Net increase (decrease) in net assets applicable to common shares	(18,165,674)	(27,477,860)	(3,161,554)	(10,298,445)
Net assets applicable to common shares at the beginning of period	584,597,249	612,075,109	162,019,764	172,318,209
Net assets applicable to common shares at the end of period	$566,431,575	$584,597,249	$158,858,210	$162,019,764
Undistributed (Over-distribution of) net investment income at the end of period	$(5,170,222)	$(4,037,456)	$(905,396)	$(745,589)

See accompanying notes to financial statements.

NUVEEN	33

Statement of Cash Flows	Year Ended March 31, 2017

	NBB	NBD
Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets Applicable to Common Shares from Operations	$15,811,515	$5,628,851
Adjustments to reconcile the net increase (decrease) in net assets applicable to common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(78,299,580)	(31,928,141)
Proceeds from sales and maturities of investments	74,410,822	29,487,065
Proceeds from (Purchases of) short-term investments, net	603,079	—
Proceeds from (Payments for) swap contracts, net	(12,401,642)	(6,101,967)
Premiums received (paid) for interest rate swaps	(1,117,587)	(325,003)
Amortization (Accretion) of premiums and discounts, net	1,316,116	152,595
(Increase) Decrease in:
Cash collateral at brokers	4,901,291	608,773
Receivable for interest	(15,407)	(8,661)
Other assets	21,144	6,026
Increase (Decrease) in:
Payable for variation margin on swap contracts	(577,175)	(287,214)
Accrued management fees	(7,855)	(846)
Accrued interest on borrowings	32,775	4,479
Accrued Trustees fees	3,462	(84)
Accrued other expenses	9,751	3,307
Net realized (gain) loss from:
Investments	(9,021,575)	(3,911,152)
Swaps	12,401,642	6,101,967
Change in net unrealized (appreciation) depreciation of:
Investments	32,445,791	11,702,541
Swaps(1)	(1,557,946)	(466,056)
Net cash provided by (used in) operating activities	38,958,621	10,666,480
Cash Flows from Financing Activities:
Proceeds from borrowings	675,000	200,000
Increase (Decrease) in:
Cash overdraft	—	(100,671)
Floating rate obligations	(5,390,000)	(1,800,000)
Cash distributions paid to common shareholders	(34,204,557)	(8,879,348)
Net cash provided by (used in) financing activities	(38,919,557)	(10,580,019)
Net Increase (Decrease) in Cash	39,064	86,461
Cash at the beginning of period	—	—
Cash at the end of period	$39,064	$86,461

	NBB	NBD
Cash paid for interest (excluding borrowing costs)	$1,829,604	$233,854
(1) Excluding over-the-counter cleared swaps.

See accompanying notes to financial statements.

34	NUVEEN|

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NUVEEN	35

Financial

Highlights

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions to Common Shareholders			Common Share
	Beginning Common Share NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV	Ending Share Price
NBB
Year Ended 3/31:
2017	$22.09	$1.22	$(0.62)	$0.60	$(1.28)	$—	$(1.28)	$21.41	$20.90
2016	23.13	1.29	(0.98)	0.31	(1.35)	—	(1.35)	22.09	21.59
2015	21.45	1.37	1.70	3.07	(1.39)	—	(1.39)	23.13	21.24
2014	22.60	1.39	(1.14)	0.25	(1.40)	—	(1.40)	21.45	19.62
2013	21.39	1.35	1.17	2.52	(1.31)	—	(1.31)	22.60	20.97
NBD
Year Ended 3/31:
2017	22.49	1.18	(0.40)	0.78	(1.22)	—	(1.22)	22.05	21.63
2016	23.92	1.27	(1.39)	(0.12)	(1.31)	—	(1.31)	22.49	21.52
2015	22.68	1.37	1.24	2.61	(1.37)	—	(1.37)	23.92	21.72
2014	23.92	1.40	(1.29)	0.11	(1.35)	—	(1.35)	22.68	20.50
2013	22.56	1.34	1.31	2.65	(1.29)	—	(1.29)	23.92	22.12

	Borrowings at the End of Period
	Aggregate Amount Outstanding (000)	Asset Coverage Per $1,000
NBB
Year Ended 3/31:
2017	$90,175	$7,281
2016	89,500	7,532
2015	89,500	7,839
2014	89,000	7,379
2013	89,000	7,720
NBD
Year Ended 3/31:
2017	12,000	14,238
2016	11,800	14,730
2015	11,800	15,603
2014	11,500	15,208
2013	11,500	15,985

36	NUVEEN

		Common Share Supplemental Data/ Ratios Applicable to Common Shares
Common Share Total Returns			Ratios to Average Net Assets(c)
Based on NAV(b)	Based on Share Price(b)	Ending Net Assets (000)	Expenses(d)	Net Investment Income (Loss)	Portfolio Turnover Rate(e)

2.66%	2.70%	$566,432	1.21%	5.48%	11%
1.63	8.66	584,597	1.13	5.93	16
14.61	15.75	612,075	1.07	6.04	13
1.44	0.63	567,690	1.12	6.63	6
12.05	10.57	598,113	1.10	6.10	7
3.39	6.25	158,858	1.10	5.13	17
(0.25)	5.68	162,020	1.08	5.73	11
11.70	12.86	172,318	1.02	5.77	6
0.76	(0.85)	163,391	1.08	6.34	4
11.97	11.88	172,331	1.07	5.74	4

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

(c)	Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to borrowings, where applicable.
(d)	The expense ratios reflect, among other things, all interest expense and other costs related to borrowings (as described in Note 8 – Borrowing Arrangements) and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund (as described in Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities), where applicable, as follows:

NBB
Year Ended 3/31:
2017	0.33%
2016	0.22
2015	0.19
2014	0.22
2013	0.22

NBD
Year Ended 3/31:
2017	0.16%
2016	0.10
2015	0.09
2014	0.11
2013	0.10

(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

See accompanying notes to financial statements.

NUVEEN	37

Notes to

Financial Statements

1. General Information and Significant Accounting Policies

General Information

Fund Information

The funds covered in this report and their corresponding New York Stock Exchange (“NYSE”) symbols are as follows (each a “Fund” and collectively, the “Funds”):

•	Nuveen Build America Bond Fund (NBB)

•	Nuveen Build America Bond Opportunity Fund (NBD)

The Funds are registered under the Investment Company Act of 1940, as amended, as diversified closed-end management investment companies. NBB and NBD were organized as Massachusetts business trusts on December 4, 2009 and June 4, 2010, respectively.

The end of the reporting period for the Funds is March 31, 2017, and the period covered by these Notes to Financial Statements is the fiscal year ended March 31, 2017 (the “current fiscal period”).

Investment Adviser

The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Funds, oversees the management of the Funds’ portfolios, manages the Funds’ business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.

Investment Objectives and Principal Investment Strategies

Each Fund’s primary investment objective is to provide current income through investments in taxable municipal securities. Each Fund’s secondary investment objective is to seek enhanced portfolio value and total return. The Funds seek to achieve their investment objectives by investing primarily in a diversified portfolio of taxable municipal securities known as Build America Bonds (“BABs”), which make up approximately 80% of their managed assets (as defined in Note 7 – Management Fees and Other Transactions with Affiliates). BABs are taxable municipal securities that include bonds issued by state and local governments to finance capital projects such as public schools, roads, transportation infrastructure, bridges, ports and public buildings, among others, pursuant to the American Recovery and Reinvestment Act of 2009, which offer municipal issuers a federal subsidy equal to 35% of a bond’s interest payments. Under normal circumstances, the Funds may invest 20% of their managed assets in securities other than BABs, including taxable and tax-exempt municipal securities, U.S. Treasury and other U.S. government agency securities. At least 80% of each Fund’s managed assets will be invested in securities that are investment grade quality at the time of purchase, as rated by at least one independent rating agency or judged to be of comparable quality by the Sub-Adviser. In addition, each Fund will use an integrated leverage and hedging strategy so that the Fund has the potential to enhance income and risk-adjusted total return over time. Each Fund may employ leverage instruments such as bank borrowings, including loans from certain financial institutions, and portfolio investments that have the economic effect of leverage, including investments in inverse floating rate securities. Each Fund’s overall goal is to outperform over time the Barclays Build America Bond Index, an unleveraged index representing the BABs market, while maintaining a comparable overall level of interest rate risk.

The BAB program expired on December 31, 2010, and was not renewed. NBB and NBD each have contingent term provisions stating that if there are no new issuances of BABs or similar U.S. Treasury-subsidized taxable municipal bonds for any twenty-four month period ending on or before December 31, 2014, NBB and NBD will terminate on or around June 30, 2020, and December 31, 2020, respectively. Since there has been no new issuance of BABs for a twenty-four month period, the Funds are currently being managed in line with these termination dates and the distribution of each Fund’s assets to shareholders is planned for those times.

Significant Accounting Policies

Each Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 “Financial Services – Investment Companies.” The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”).

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.

38	NUVEEN

As of the end of the reporting period, the Funds did not have any outstanding when-issued/delayed delivery purchase commitments.

Investment Income

Investment income, which reflects the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also reflects paydown gains and losses, if any.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

Dividends and Distributions to Common Shareholders

Dividends from net investment income, if any, are declared monthly. Net realized capital gains from investment transactions, if any, are distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to common shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Compensation

The Funds pay no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Funds’ Board of Trustees (the “Board”) has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

Indemnifications

Under the Funds’ organizational documents, their officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Netting Agreements

In the ordinary course of business, the Funds have entered into transactions subject to enforceable master repurchase agreements, International Swaps and Derivative Association, Inc. (“ISDA”) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.

The Funds’ investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to common shares from operations during the reporting period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

NUVEEN	39

Notes to Financial Statements (continued)

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

Prices of fixed income securities are provided by an independent pricing service (“pricing service”) approved by the Board. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.

Prices of swap contracts are also provided by a pricing service approved by the Board using the same methods as described above and are generally classified as Level 2.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s net asset value (“NAV”) (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from securities dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

NBB	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$—	$682,716,028	$—	$682,716,028
Corporate Bonds	—	3,043,109	—	3,043,109
Investments in Derivatives:
Interest Rate Swaps**	—	4,252,527	—	4,252,527
Total	$—	$690,011,664	$—	$690,011,664

NBD
Long-Term Investments*:
Municipal Bonds	$—	$166,316,771	$—	$166,316,771
Corporate Bonds	—	1,312,120	—	1,312,120
Investments in Derivatives:
Interest Rate Swaps**	—	4,689,693	—	4,689,693
Total	$—	$172,318,584	$—	$172,318,584
*	Refer to the Fund’s Portfolio of Investments for state and/or industry classifications.
**	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.

The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board, is responsible for making fair value determinations, evaluating the effectiveness of the Funds’ pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

40	NUVEEN

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Inverse Floating Rate Securities

Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond (referred to as an “Underlying Bond”), typically with a fixed interest rate, into a special purpose tender option bond (“TOB”) trust (referred to as the “TOB Trust”) created by or at the direction of one or more Funds. In turn, the TOB Trust issues (a) floating rate certificates (referred to as “Floaters”), in face amounts equal to some fraction of the Underlying Bond’s par amount or market value, and (b) an inverse floating rate certificate (referred to as an “Inverse Floater”) that represents all remaining or residual interest in the TOB Trust. Floaters typically pay short-term tax-exempt interest rates to third parties who are also provided a right to tender their certificate and receive its par value, which may be paid from the proceeds of a remarketing of the Floaters, by a loan to the TOB Trust from a third party liquidity provider (“Liquidity Provider”), or by the sale of assets from the TOB Trust. The Inverse Floater is issued to a long term investor, such as one or more of the Funds. The income received by the Inverse Floater holder varies inversely with the short-term rate paid to holders of the Floaters, and in most circumstances the Inverse Floater holder bears substantially all of the Underlying Bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the Underlying Bond’s value. The value of an Inverse Floater will be more volatile than that of the Underlying Bond because the interest rate is dependent on not only the fixed coupon rate of the Underlying Bond but also on the short-term interest paid on the Floaters, and because the Inverse Floater essentially bears the risk of loss (and possible gain) of the greater face value of the Underlying Bond.

The Inverse Floater held by a Fund gives the Fund the right to (a) cause the holders of the Floaters to tender their certificates at par (or slightly more than par in certain circumstances), and (b) have the trustee of the TOB Trust (the “Trustee”) transfer the Underlying Bond held by the TOB Trust to the Fund, thereby collapsing the TOB Trust.

The Fund may acquire an Inverse Floater in a transaction where it (a) transfers an Underlying Bond that it owns to a TOB Trust created by a third party or (b) transfers an Underlying Bond that it owns, or that it has purchased in a secondary market transaction for the purpose of creating an Inverse Floater, to a TOB Trust created at its direction, and in return receives the Inverse Floater of the TOB Trust (referred to as a “self-deposited Inverse Floater”). A Fund may also purchase an Inverse Floater in a secondary market transaction from a third party creator of the TOB Trust without first owning the Underlying Bond (referred to as an “externally-deposited Inverse Floater”).

An investment in a self-deposited Inverse Floater is accounted for as a “financing” transaction (i.e., a secured borrowing). For a self-deposited Inverse Floater, the Underlying Bond deposited into the TOB Trust is identified in the Fund’s Portfolio of Investments as “(UB) – Underlying bond of an inverse floating rate trust reflected as a financing transaction,” with the Fund recognizing as liabilities, labeled “Floating rate obligations” on the Statement of Assets and Liabilities, (a) the liquidation value of Floaters issued by the TOB Trust, and (b) the amount of any borrowings by the TOB Trust from a Liquidity Provider to enable the TOB Trust to purchase outstanding Floaters in lieu of a remarketing. In addition, the Fund recognizes in “Investment Income” the entire earnings of the Underlying Bond, and recognizes (a) the interest paid to the holders of the Floaters or on the TOB Trust’s borrowings, and (b) other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust, as a component of “Interest expense” on the Statement of Operations.

NUVEEN	41

Notes to Financial Statements (continued)

In contrast, an investment in an externally-deposited Inverse Floater is accounted for as a purchase of the Inverse Floater and is identified in the Fund’s Portfolio of Investments as “(IF) – Inverse floating rate investment.” For an externally-deposited Inverse Floater, a Fund’s Statement of Assets and Liabilities recognizes the Inverse Floater and not the Underlying Bond as an asset, and the Fund does not recognize the Floaters, or any related borrowings from a Liquidity Provider, as a liability. Additionally, the Fund reflects in “Investment Income” only the net amount of earnings on the Inverse Floater (net of the interest paid to the holders of the Floaters or the Liquidity Provider as lender, and the expenses of the Trust), and does not show the amount of that interest paid or the expenses of the TOB Trust as described above as interest expense on the Statement of Operations.

Fees paid upon the creation of a TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters are recognized as part of the cost basis of the Inverse Floater and are capitalized over the term of the TOB Trust.

As of the end of the reporting period, the aggregate value of Floaters issued by each Fund’s TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:

Floating Rate Obligations Outstanding	NBB	NBD
Floating rate obligations: self-deposited Inverse Floaters	$47,700,000	$5,390,000
Floating rate obligations: externally-deposited Inverse Floaters	90,580,000	48,610,000
Total	$138,280,000	$54,000,000

During the current fiscal period, the average amount of Floaters (including any borrowings from a Liquidity Provider) outstanding and the average annual interest rate and fees related to self-deposited Inverse Floaters, were as follows:

Self-Deposited Inverse Floaters	NBB	NBD
Average floating rate obligations outstanding	$48,305,452	$5,592,192
Average annual interest rate and fees	1.16%	1.17%

TOB Trusts are supported by a liquidity facility provided by a Liquidity Provider pursuant to which the Liquidity Provider agrees, in the event that Floaters are (a) tendered to the Trustee for remarketing and the remarketing does not occur, or (b) subject to mandatory tender pursuant to the terms of the TOB Trust agreement, to either purchase Floaters or to provide the Trustee with an advance from a loan facility to fund the purchase of Floaters by the TOB Trust. In certain circumstances, the Liquidity Provider may otherwise elect to have the Trustee sell the Underlying Bond to retire the Floaters that were tendered and not remarketed prior to providing such a loan. In these circumstances, the Liquidity Provider remains obligated to provide a loan to the extent that the proceeds of the sale of the Underlying Bond is not sufficient to pay the purchase price of the Floaters.

The size of the commitment under the loan facility for a given TOB Trust is at least equal to the balance of that TOB Trust’s outstanding Floaters plus any accrued interest. In consideration of the loan facility, fee schedules are in place and are charged by the Liquidity Provider(s). Any loans made by the Liquidity Provider will be secured by the purchased Floaters held by the TOB Trust. Interest paid on any outstanding loan balances will be effectively borne by the Fund that owns the Inverse Floaters of the TOB Trust that has incurred the borrowing and may be at a rate that is greater than the rate that would have been paid had the Floaters been successfully remarketed.

As described above, any amounts outstanding under a liquidity facility are recognized as a component of “Floating rate obligations” on the Statement of Assets and Liabilities by the Fund holding the corresponding Inverse Floaters issued by the borrowing TOB Trust. As of the end of the reporting period, there were no loans outstanding under any such facility.

Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a “recourse arrangement” or “credit recovery swap”) (TOB Trusts involving such agreements are referred to herein as “Recourse Trusts”), under which a Fund agrees to reimburse the Liquidity Provider for the Trust’s Floaters, in certain circumstances, for the amount (if any) by which the liquidation value of the Underlying Bond held by the TOB Trust may fall short of the sum of the liquidation value of the Floaters issued by the TOB Trust plus any amounts borrowed by the TOB Trust from the Liquidity Provider, plus any shortfalls in interest cash flows. Under these agreements, a Fund’s potential exposure to losses related to or on an Inverse Floater may increase beyond the value of the Inverse Floater as a Fund may potentially be liable to fulfill all amounts owed to holders of the Floaters or the Liquidity Provider. Any such shortfall amount in the aggregate is recognized as “Unrealized depreciation on Recourse Trusts” on the Statement of Assets and Liabilities.

As of the end of the reporting period, each Fund’s maximum exposure to the Floaters issued by Recourse Trusts for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:

Floating Rate Obligations – Recourse Trusts	NBB	NBD
Maximum exposure to Recourse Trusts: self-deposited Inverse Floaters	$47,700,000	$5,390,000
Maximum exposure to Recourse Trusts: externally-deposited Inverse Floaters	90,580,000	48,610,000
Total	$138,280,000	$54,000,000

42	NUVEEN

Zero Coupon Securities

A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Investments in Derivatives

In addition to the inverse floating rate securities in which each Fund may invest, which are considered portfolio securities for financial reporting purposes, each Fund is authorized to invest in certain other derivative instruments such as futures, options and swap contracts. Each Fund limits its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim the exclusion from registration by the Commodity Futures Trading Commission as a commodity pool operator with respect to the Fund. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Interest Rate Swap Contracts

Interest rate swap contracts involve a Fund’s agreement with the counterparty to pay or receive a fixed rate payment in exchange for the counterparty receiving or paying a variable rate payment. Forward interest rate swap contracts involve a Fund’s agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Fund a variable or fixed rate payment, the accruals for which would begin at a specified date in the future (the “effective date”).

The amount of the payment obligation is based on the notional amount and the termination date of the swap contract. Interest rate swap contracts do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the net amount of interest payments that the Fund is to receive.

Interest rate swap contracts are valued daily. Upon entering into an interest rate swap contract (and beginning on the effective date for a forward interest rate swap contract), a Fund accrues the fixed rate payment expected to be paid or received and the variable rate payment expected to be received or paid on the interest rate swap contracts on a daily basis, and recognizes the daily change in the fair value of the Fund’s contractual rights and obligations under the contracts. For an over-the-counter (“OTC”) swap that is not cleared through a clearing house (“OTC Uncleared”), the net amount recorded on these transactions, for each counterparty, is recognized on the Statement of Assets and Liabilities as a component of “Unrealized appreciation or depreciation on interest rate swaps (, net).”

Upon the execution of an OTC swap cleared through a clearing house (“OTC Cleared”), the Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash deposited by the Fund to cover initial margin requirements on open swap contracts, if any, is recognized as a component of “Cash collateral at brokers” on the Statement of Assets and Liabilities. Investments in OTC Cleared swaps obligate the Fund and the clearing broker to settle monies on a daily basis representing changes in the prior day’s “mark-to-market” of the swap contract. If the Fund has unrealized appreciation, the clearing broker will credit the Fund’s account with an amount equal to the appreciation. Conversely, if the Fund has unrealized depreciation, the clearing broker will debit the Fund’s account with an amount equal to the depreciation. These daily cash settlements are also known as “variation margin.” Variation margin for OTC Cleared swaps is recognized as a receivable and/or payable for “Variation margin on swap contracts” on the Statement of Assets and Liabilities. Upon the execution of an OTC Uncleared swap, neither the Fund nor the counterparty is required to deposit initial margin as the trades are recorded bilaterally between both parties to the swap contract, and the terms of the variation margin are subject to a predetermined threshold negotiated by the Fund and the counterparty. Variation margin for OTC Uncleared swaps is recognized as a component of “Unrealized appreciation or depreciation on interest rate swaps (, net)” as described in the preceding paragraph.

The net amount of periodic payments settled in cash are recognized as a component of “Net realized gain (loss) from swaps” on the Statement of Operations, in addition to the net realized gain or loss recorded upon the termination of the swap contract. For tax purposes, payments expected to be received or paid on the swap contacts are treated as ordinary income or expense, respectively. Changes in the value of the swap contracts during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of swaps” on the Statement of Operations. In certain instances, payments are made or received upon entering into the swap contract to compensate for differences between the stated terms of the swap agreements and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Payments received or made at the beginning of the measurement period, if any, are recognized as “Interest rate swaps premiums paid and/or received” on the Statement of Assets and Liabilities.

During the current fiscal period, each Fund continued to use swap contracts to reduce the duration of its bond portfolio as well as to fix its interest cost of leverage.

NUVEEN	43

Notes to Financial Statements (continued)

The average notional amount of interest rate swap contracts outstanding during the current fiscal period was as follows:

	NBB	NBD
Average notional amount of interest rate swap contracts outstanding*	$207,840,000	$100,500,000
*	The average notional amount is calculated based on the outstanding notional at the beginning of the fiscal period and at the end of each fiscal quarter within the current fiscal period.

The following table presents the fair value of all swap contracts held by the Funds as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		(Liability) Derivatives
		Location	Value	Location	Value
NBB
				Unrealized depreciation on interest
Interest rate	Swaps (OTC Uncleared)	—	$—	rate swaps	$(1,993,646)
				Payable for variation
Interest rate	Swaps (OTC Cleared)	—	—	margin on swap contracts**	6,807,878
				Payable for variation
				margin on swap contracts**	(561,705)
Total			$—		$4,252,527
NBD
				Unrealized depreciation on interest
Interest rate	Swaps (OTC Uncleared)	—	$—	rate swaps	$(647,338)
				Payable for variation
Interest rate	Swaps (OTC Cleared)	—	—	margin on swap contracts**	5,520,324
				Payable for variation
				margin on swap contracts**	(183,293)
Total			$—		$4,689,693
**	Value represents the unrealized appreciation (depreciation) of swaps as reported in the Fund’s Portfolio of Investments and not the asset and/or liability amount as described in the table above.

The following tables present the Funds’ swap contracts subject to netting agreements and the collateral delivered related to those swap contracts, as of end of the reporting period.

						Gross Amount Not Offset on the Statement of Assets and Liabilities
Fund	Counterparty	Gross Unrealized Appreciation on Interest Rate Swaps***	Gross Unrealized (Depreciation) on Interest Rate Swaps ***	Amounts Netted on Statement of Assets and Liabilities	Net Unrealized Appreciation (Depreciation) on Interest Rate Swaps	Interest Rate Swaps Premiums Paid	Collateral Pledged to (from) Counterparty	Net Exposure
NBB
	Morgan Stanley
	Capital Services LLC	$—	$(1,993,646)	$—	$ (1,993,646)	$1,720,000	$273,646	$—
NBD
	Barclays Bank PLC	$—	$(647,338)	$—	$ (647,338)	$491,500	$155,838	$—
***	Represents gross unrealized appreciation (depreciation) for the counterparty as reported in the Fund’s Portfolio of Investments.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (deprecation) recognized on swap contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Fund	Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Swaps	Change in Net Unrealized Appreciation (Depreciation) of Swaps
NBB	Interest rate	Swaps	$(12,401,642)	$19,301,957
NBD	Interest rate	Swaps	(6,101,967)	11,055,503

44	NUVEEN

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

4. Fund Shares

The Funds did not have any transactions in shares during the current and prior fiscal period.

5. Investment Transactions

Long-term purchases and sales (including maturities but excluding derivative transactions) during the current fiscal period were as follows:

	NBB	NBD
Purchases	$78,299,580	$31,928,141
Sales and maturities	74,410,822	29,487,065

6. Income Tax Information

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate securities reflected as financing transactions, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.

As of March 31, 2017, the cost and unrealized appreciation (depreciation) of investments (excluding investments in derivatives), as determined on a federal income tax basis, were as follows:

	NBB	NBD
Cost of investments	$565,879,446	$127,947,502
Gross unrealized:
Appreciation	$74,778,163	$35,126,803
Depreciation	(2,600,672)	(836,513)
Net unrealized appreciation (depreciation) of investments	$72,177,491	$34,290,290

NUVEEN	45

Notes to Financial Statements (continued)

Permanent differences, primarily due to bond premium amortization and treatment of notional principal contracts, resulted in reclassifications among the Funds’ components of common share net assets as of March 31, 2017, the Funds’ tax year end, as follows:

	NBB	NBD
Paid-in surplus	$—	$—
Undistributed (Over-distribution of) net investment income	509,007	163,894
Accumulated net realized gain (loss)	(509,007)	(163,894)

The tax components of undistributed net ordinary income and net long-term capital gains as of March 31, 2017, the Funds’ tax year end, were as follows:

	NBB	NBD
Undistributed net ordinary income[1]	$1,561,526	$164,684
Undistributed net long-term capital gains	—	—
[1]	Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any. Undistributed net ordinary income (on a tax basis) has not been reduced for the dividend declared on March 1, 2017, and paid on April 3, 2017.

The tax character of distributions paid during the Funds’ tax years ended March 31, 2017 and March 31, 2016, was designated for purposes of the dividends paid deduction as follows:

2017	NBB	NBD
Distributions from net ordinary income[2]	$34,215,347	$8,884,074
Distributions from net long-term capital gains	—	—

2016	NBB	NBD
Distributions from net ordinary income[2]	$35,882,452	$9,500,122
Distributions from net long-term capital gains	—	—
[2]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

As of March 31, 2017, the Funds’ tax year end, the Funds had unused capital losses carrying forward available for federal income tax purposes to be applied against future capital gains, if any. The capital losses are not subject to expiration.

	NBB	NBD
Capital losses to be carried forward – not subject to expiration	$13,236,909	$16,905,799

7. Management Fees and Other Transactions with Affiliates

Management Fees

Each Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

For the period April 1, 2016 through July 31, 2016, the annual Fund-level fee, payable monthly, for each Fund was calculated according to the following schedule:

Average Daily Managed Assets*	Fund-Level Fee
For the first $125 million	0.4500%
For the next $125 million	0.4375
For the next $250 million	0.4250
For the next $500 million	0.4125
For the next $1 billion	0.4000
For managed assets over $2 billion	0.3875

46	NUVEEN

Effective August 1, 2016, the annual Fund-level fee, payable monthly, for each Fund is calculated according to the following schedule:

Average Daily Managed Assets*	Fund-Level Fee
For the first $125 million	0.4500%
For the next $125 million	0.4375
For the next $250 million	0.4250
For the next $500 million	0.4125
For the next $1 billion	0.4000
For the next $3 billion	0.3750
For managed assets over $5 billion	0.3625

The annual complex-level fee, payable monthly, for each Fund is calculated by multiplying the current complex-wide fee rate, determined according to the following schedule by the Fund’s daily managed assets:

Complex-Level Managed Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*	For the complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen Funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen Funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen Fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. As of March 31, 2017, the complex-level fee for each Fund was 0.1613%.

Other Transactions with Affiliates

Each Fund is permitted to purchase or sell securities from or to certain other funds managed by the Adviser (“inter-fund trade”) under specified conditions outlined in procedures adopted by the Board. These procedures have been designed to ensure that any inter-fund trades of securities by the Fund from or to another fund that is, or could be, considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser (or affiliated investment adviser), common officer and/or common trustee complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each inter-fund trade is effected at the current market price as provided by an independent pricing service. Unsettled inter-fund trades as of the end of the reporting period are recognized as a component of “Receivable for investments sold” and/or “Payable for investments purchased” on the Statement of Assets and Liabilities, when applicable.

During the current fiscal period, the Funds did not engage in inter-fund trades pursuant to these procedures.

NUVEEN	47

Notes to Financial Statements (continued)

8. Borrowing Arrangements

Each fund entered into a committed secured 364-day line of credit (“Borrowings”) which permits the Funds to borrow on a secured basis as a means of leverage. Each Fund’s maximum commitment amount under these Borrowings is as follows:

	NBB	NBD
Maximum commitment amount	$95,000,000	$15,000,000

As of the end of the reporting period, each Fund’s outstanding balance on its Borrowings was as follows:

	NBB	NBD
Outstanding balance on Borrowings	$90,175,000	$12,000,000

During the current fiscal period, the average daily balance outstanding and average annual interest rate on each Fund’s Borrowings were as follows:

	NBB	NBD
Average daily balance outstanding	$90,064,041	$11,967,123
Average annual interest rate	1.43%	1.43%

In order to maintain these Borrowings, the Funds must meet certain collateral, asset coverage and other requirements. Borrowings outstanding are fully secured by securities held in each Fund’s portfolio of investments. Interest expense incurred on each Fund’s Borrowings was calculated at a rate per annum equal to the higher of (i) the overnight Federal Funds rate plus 0.80% or (ii) the one-month London Inter-bank Offered Rate plus 0.80% for the period April 1, 2016 through June 17, 2016. In addition to the interest expense, the Funds each paid a 0.15% per annum facility fee, based on the unused portion of the commitment amount of the Borrowings at all times when the outstanding Borrowings is greater than 50% of the maximum commitment amount, otherwise the fee is increased to 0.25% per annum.

On May 18, 2016, each Fund renewed its Borrowings, at which time the termination date was extended through June 17, 2016. All other terms of the Borrowings remained unchanged. On June 17, 2016, each Fund renewed its Borrowings again, at which time the termination date was extended through May 17, 2017. The interest charged on each Fund’s Borrowings was changed from the higher of (i) the overnight Federal Funds rate plus 0.80% or (ii) the one-month London Inter-bank Offered Rate plus 0.80% to the higher of (i) the overnight Federal Funds rate plus 0.85% or (ii) the one-month LIBOR plus 0.85%. Each Fund also incurred an upfront fee of 0.10% based on the maximum commitment amount of the Borrowings through the renewal date. All other terms of the Borrowings remained unchanged.

Each Fund’s borrowings outstanding is recognized as “Borrowings” on the Statement of Assets and Liabilities. Interest expense, facility fees and other fees incurred on the Borrowings are recognized as a component of “Interest expense” on the Statement of Operations.

9. New Accounting Pronouncements

Amendments to Regulation S-X

In October 2016, the Securities and Exchange Commission (SEC) adopted new rules and amended existing rules (together, the “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date of the amendments to Regulation S-X is August 1, 2017. Management is still evaluating the impact of the final rules, if any.

Accounting Standards Update 2017-08 (“ASU 2017-08”) Premium Amortization on Purchased Callable Debt Securities

During March 2017, the Financial Accounting Standards Board (“FASB”) issued ASU 2017-08, which shortens the premium amortization period for purchased non-contingently callable debt securities. ASU 2017-08 specifies that the premium amortization period ends at the earliest call date, for purchased non-contingently callable debt securities. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the implications of ASU 2017-08, if any.

10. Subsequent Events

Borrowing Arrangements

On May 17, 2017, each Fund renewed its Borrowings, at which time the termination date was extended through May 16, 2018. The interest charged on each Fund’s Borrowings was changed from the higher of (i) the overnight Federal Funds rate plus 0.85% or (ii) the one-month LIBOR plus 0.85% to the higher of (i) the overnight Federal Funds rate plus 0.75% or (ii) the one-month LIBOR plus 0.75%. Each Fund also incurred an upfront fee of 0.10% based on the maximum commitment amount of the Borrowings through the renewal date. All other terms of the Borrowings remain unchanged.

48	NUVEEN

Additional

Fund Information (Unaudited)

Board of Trustees
William Adams IV*	Margo Cook*	Jack B. Evans	William C. Hunter	David J. Kundert	Albin F. Moschner
John K. Nelson	William J. Schneider	Judith M. Stockdale	Carole E. Stone	Terence J. Toth	Margaret L. Wolff

*	Interested Board Member.

Fund Manager Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606	Custodian State Street Bank & Trust Company One Lincoln Street Boston, MA 02111	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Independent Registered Public Accounting Firm KPMG LLP 200 East Randolph Drive Chicago, IL 60601	Transfer Agent and Shareholder Services State Street Bank & Trust Company Nuveen Funds P.O. Box 43071 Providence, RI 02940-3071 (800) 257-8787

Distribution Information

The Funds hereby designate their percentages of dividends paid from net ordinary income as dividends qualifying as Interest-Related Dividends as defined in Internal Revenue Code Section 871(k) for the taxable year ended March 31, 2017:

	NBB	NBD
% of Interest-Related Dividends	100%	100%

Quarterly Form N-Q Portfolio of Investments Information

Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information

You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC online at http://www.sec.gov.

CEO Certification Disclosure

Each Fund’s Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. Each Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Common Share Repurchases

Each Fund intends to repurchase, through its open-market share repurchase program, shares of its own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, each Fund repurchased shares of its common stock as shown in the accompanying table. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

	NBB	NBD
Common Shares repurchased	—	—

FINRA BrokerCheck

The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

NUVEEN	49

Glossary of Terms

Used in this Report (Unaudited)

∎	Auction Rate Bond: An auction rate bond is a security whose interest payments are adjusted periodically through an auction process, which process typically also serves as a means for buying and selling the bond. Auctions that fail to attract enough buyers for all the shares offered for sale are deemed to have “failed,” with current holders receiving a formula-based interest rate until the next scheduled auction.

∎	Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumula- tive performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

∎	Bloomberg Barclays Aggregate-Eligible Build America Bond Index: An unleveraged index that comprises all direct pay Build America Bonds that are SEC-regulated, taxable, dollar-denominated and have at least one year to final maturity, at least $250 million par amount outstanding, and are determined to be investment grade by Bloomberg Barclays. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

∎	Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s or bond fund’s value to changes when market interest rates change. Generally, the longer a bond’s or fund’s duration, the more the price of the bond or fund will change as interest rates change.

∎	Effective Leverage: Effective leverage is a fund’s effective economic leverage, and includes both regulatory leverage (see leverage) and the leverage effects of certain derivative investments in a fund’s portfolio. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any regulatory leverage.

∎	Forward Interest Rate Swap: A contractual agreement between two counterparties under which one party agrees to make periodic payments to the other for an agreed period of time based on a fixed rate, while the other party agrees to make periodic payments based on a floating rate of interest based on an underlying index. Alternatively, both series of cashflows to be exchanged could be calculated using floating rates of interest but floating rates that are based upon different underlying indices.

∎	Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

∎	Inverse Floating Rate Securities: Inverse floating rate securities, also known as inverse floaters or tender option bonds (TOBs), are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the under- lying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

∎	Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.

50	NUVEEN

∎	Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund’s Net Assets divided by its number of shares outstanding.

∎	Pre-Refunding: Pre-Refunding, also known as advanced refundings or refinancings, is a procedure used by state and local governments to refinance municipal bonds to lower interest expenses. The issuer sells new bonds with a lower yield and uses the proceeds to buy U.S. Treasury securities, the interest from which is used to make payments on the higher-yielding bonds.Because of this collateral, pre-refunding generally raises a bond’s credit rating and thus its value.

∎	Regulatory Leverage: Regulatory leverage consists of preferred shares issued by or borrowings of a fund. Both of these are part of a fund’s capital structure. Regulatory leverage is subject to asset coverage limits set in the Investment Company Act of 1940.

∎	Total Investment Exposure: Total investment exposure is a fund’s assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes a fund’s use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities.

∎	Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

NUVEEN	51

Reinvest Automatically,

Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan

Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares. By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested. It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each month you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Flexible

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan. The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting distributions

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

52	NUVEEN

Board

Members & Officers (Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is set at twelve. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent trustees”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member

Independent Board Members:
∎ WILLIAM J. SCHNEIDER 1944 333 W. Wacker Drive Chicago, IL 6o6o6	Chairman and Board Member	1996 Class III	Chairman of Miller-Valentine Partners, a real estate investment company; Board Member of WDPR Public Radio station; formerly, Senior Partner and Chief Operating Officer (retired (2004) of Miller-Valentine Group; formerly, Board member, Business Advisory Council of the Cleveland Federal Reserve Bank and University of Dayton Business School Advisory Council; past Chair and Director, Dayton Development Coalition.	177

∎ JACK B. EVANS 1948 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	1999 Class III	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; Director, American Board of Orthopaedic Surgery (since 2017); Life Trustee of Coe College and the Iowa College Foundation; formerly, President Pro-Tem of the Board of Regents for the State of Iowa University System; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	177

∎ WILLIAM C. HUNTER 1948 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	2003 Class I	Dean Emeritus, formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director (since 2004) of Xerox Corporation; past Director (2005- 2015), and past President (2010-2014) Beta Gamma Sigma, Inc., The International Business Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.	177

∎ DAVID J. KUNDERT 1942 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	2005 Class II	Formerly, Director, Northwestern Mutual Wealth Management Company (2006-2013), retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Regent Emeritus, Member of Investment Committee, Luther College; member of the Wisconsin Bar Association; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation; member of the Board of Directors (Milwaukee), College Possible; Board member of Milwaukee Repertory Theatre (since 2016).	177

NUVEEN	53

Board Members & Officers (Unaudited) (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member

Independent Board Members (continued):

∎ ALBIN F. MOSCHNER(2) 1952 333 W. Wacker Drive Chicago, IL 60606	Board Member	2016 Class III	Founder and Chief Executive Officer, Northcroft Partners, LLC, a management consulting firm (since 2012); previously, held positions at Leap Wireless International, Inc., including Consultant (2011-2012), Chief Operating Officer (2008-2011), and Chief Marketing Officer (2004-2008); formerly, President, Verizon Card Services division of Verizon Communications, Inc. (2000-2003); formerly, President, One Point Services at One Point Communications (1999- 2000); formerly, Vice Chairman of the Board, Diba, Incorporated (1996-1997); formerly, various executive positions with Zenith Electronics Corporation (1991- 1996). Director, USA Technologies, Inc., a provider of solutions and services to facilitate electronic payment transactions (since 2012); formerly, Director, Wintrust Financial Corporation (1996-2016).	177

∎ JOHN K. NELSON 1962 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	2013 Class II	Member of Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing and communications strategies for clients; Director of The Curran Center for Catholic American Studies (since 2009) and The President’s Council, Fordham University (since 2010); formerly, senior external advisor to the financial services practice of Deloitte Consulting LLP (2012- 2014): formerly, Chairman of the Board of Trustees of Marian University (2010 as trustee, 2011-2014 as Chairman); formerly, Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice President and Head of Global Markets-the Americas (2006-2007), CEO of Wholesale Banking North America and Global Head of Foreign Exchange and Futures Markets (2001-2006), and Regional Commercial Treasurer and Senior Vice President Trading-North America (1996-2001); formerly, Trustee at St. Edmund Preparatory School in New York City.	177

∎ JUDITH M. STOCKDALE 1947 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	1997 Class I	Board Member, Land Trust Alliance (since 2013) and U.S. Endowment for Forestry and Communities (since 2013); formerly, Executive Director (1994- 2012), Gaylord and Dorothy Donnelley Foundation; prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	177

∎ CAROLE E. STONE 1947 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	2007 Class I	Director, Chicago Board Options Exchange, Inc. (since 2006); Director, C2 Options Exchange, Incorporated (since 2009); Director, CBOE Holdings, Inc.(since 2010); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010).	177

∎ TERENCE J. TOTH 1959 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	2008 Class II	Co-Founding Partner, Promus Capital (since 2008); Director, Fulcrum IT Service LLC (since 2010) and Quality Control Corporation (since 2012); member: Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012), and chair of its Investment Committee; formerly, Director, Legal & General Investment Management America, Inc.(2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007): Executive Vice President, Quantitative Management & Securities Lending (2000- 2004); prior thereto, various positions with Northern Trust Company (since 1994); formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003- 2007) and Northern Trust Hong Kong Board (1997-2004).	177

54	NUVEEN

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member

Independent Board Members (continued):

∎ MARGARET L. WOLFF 1955 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	2016 Class I	Member of the Board of Directors (since 2013) of Travelers Insurance Company of Canada and The Dominion of Canada General Insurance Company (each, a part of Travelers Canada, the Canadian operation of The Travelers Companies, Inc.); formerly, Of Counsel, Skadden, Arps, Slate, Meagher & Flom LLP (Mergers & Acquisitions Group) (2005-2014); Member of the Board of Trustees of New York-Presbyterian Hospital (since 2005); Member (since 2004) and Chair (since 2015) of the Board of Trustees of The John A. Hartford Foundation (a philanthropy dedicated to improving the care of older adults); formerly, Member (2005-2015) and Vice Chair (2011-2015) of the Board of Trustees of Mt. Holyoke College.	177

Interested Board Members:

∎ WILLIAM ADAMS IV(3) 1955 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	2013 Class II	Co-Chief Executive Officer and Co-President (since March 2016), formerly, Senior Executive Vice President, Global Structured Products (2010-2016) of Nuveen Investments, Inc.; Executive Vice President (since February 2017) of Nuveen, LLC; Co-President of Nuveen Fund Advisors, LLC (since 2011); Co-Co-President, Global Products and Solutions (since January 2017), formerly, Chief Executive Officer (2016- 2017), formerly, Senior Executive Vice President of Nuveen Securities, LLC; President (since 2011), of Nuveen Commodities Asset Management, LLC; Board Member of the Chicago Symphony Orchestra and of Gilda’s Club Chicago; formerly, Executive Vice President, U.S. Structured Products, of Nuveen Investments, Inc. (1999-2010).	177

∎ MARGO L. COOK(2)(3) 1964 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	2016 Class III

Co-Chief Executive Officer and Co-President (since March 2016), formerly, Senior Executive Vice President of Nuveen Investments, Inc.; Co-President, Global Products and Solutions (since January 2017), formerly, Co-Chief Executive Officer (2015-2016), formerly, Executive Vice President (2013-2015), of Nuveen Securities, LLC; Executive Vice President (since February 2017) of Nuveen, LLC; Co-President (since October 2016), formerly Senior Executive Vice President of Nuveen Fund Advisors, LLC (Executive Vice President since 2011); formerly, Managing Director of Nuveen Commodities Asset Management, LLC (2011-2016); Chartered Financial Analyst.

				177

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:

∎ CEDRIC H. ANTOSIEWICZ 1962 333 W. Wacker Drive Chicago, IL 6o6o6	Chief Administrative Officer	2007	Senior Managing Director (since January 2017), formerly, Managing Director (2004-2017) of Nuveen Securities, LLC; Senior Managing Director (since February 2017), formerly, Managing Director (2014-2017) of Nuveen Fund Advisors, LLC.	76

∎ LORNA C. FERGUSON 1945 333 W. Wacker Drive Chicago, IL 6o6o6	Vice President	1998	Senior Managing Director (since February 2017), formerly, Managing Director (2004-2017) of Nuveen.	178

NUVEEN	55

Board Members & Officers (Unaudited) (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds (continued):

∎ STEPHEN D. FOY 1954 333 W. Wacker Drive Chicago, IL 6o6o6	Vice President and Controller	1998	Managing Director (since 2014), formerly, Senior Vice President (2013- 2014) and Vice President (2005-2013) of Nuveen Fund Advisors, LLC; Chief Financial Officer of Nuveen Commodities Asset Management, LLC (since 2010); Managing Director (since 2016) of Nuveen Securities, LLC; Certified Public Accountant.	178

∎ NATHANIEL T. JONES 1979 333 W. Wacker Drive Chicago, IL 6o6o6	Vice President and Treasurer	2016	Managing Director (since January 2017), formerly, Senior Vice President (2016-2017), formerly, Vice President (2011-2016) of Nuveen.; Chartered Financial Analyst.	178

∎ WALTER M. KELLY 197o 333 W. Wacker Drive Chicago, IL 6o6o6	Chief Compliance Officer and Vice President	2003	Managing Director (since January 2017), formerly, Senior Vice President (2008-2017) of Nuveen.	178

∎ DAVID J. LAMB 1963 333 W. Wacker Drive Chicago, IL 6o6o6	Vice President	2015	Managing Director (since January 2017), formerly, Senior Vice President of Nuveen Investments Holdings, Inc. (since 2006), Vice President prior to 2006.	76

∎ TINA M. LAZAR 1961 333 W. Wacker Drive Chicago, IL 6o6o6	Vice President	2002	Managing Director (since January 2017), formerly, Senior Vice President (2014-2017) of Nuveen Securities, LLC.	178

∎ KEVIN J. MCCARTHY 1966 333 W. Wacker Drive Chicago, IL 6o6o6	Vice President and Assistant Secretary	2007	Senior Managing Director (since February 2017) and Secretary and General Counsel (since 2016) of Nuveen Investments, Inc., formerly, Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2008-2016); Senior Managing Director (since January 2017) and Assistant Secretary (since 2008) of Nuveen Securities, LLC, formerly Executive Vice President (2016-2017) and Managing Director (2008-2016); Senior Managing Director (since February 2017), Secretary (since 2016) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC, formerly, Executive Vice President (2016-2017), Managing Director (2008-2016) and Assistant Secretary (2007-2016); Senior Managing Director (since February 2017), Secretary (since 2016) and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC, formerly Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2011-2016); Senior Managing Director (since February 2017) and Secretary (since 2016) of Nuveen Investments Advisers, LLC, formerly Executive Vice President (2016-2017); Vice President (since 2007) and Secretary (since 2016), formerly, Assistant Secretary, of NWQ Investment Management Company, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC and Winslow Capital Management, LLC (since 2010); Vice President (since 2010) and Secretary (since 2016) of Nuveen Commodities Asset Management, LLC, formerly Assistant Secretary (2010-2016).	178

∎ KATHLEEN L. PRUDHOMME 1953 9o1 Marquette Avenue Minneapolis, MN 554o2	Vice President and Assistant Secretary	2011	Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Securities, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).	178

56	NUVEEN

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds (continued):

∎ CHRISTOPHER M. ROHRBACHER 1971 333 W. Wacker Drive Chicago, IL 6o6o6	Vice President and Assistant Secretary	2008	Managing Director (since January 2017) of Nuveen Securities, LLC; Managing Director (since January 2017), formerly, Senior Vice President (2016-2017) and Assistant Secretary (since October 2016) of Nuveen Fund Advisors, LLC; Vice President and Assistant Secretary (since 2010) of Nuveen Commodities Asset Management, LLC.	178

∎ JOEL T. SLAGER 1978 333 W. Wacker Drive Chicago, IL 6o6o6	Vice President and Assistant Secretary	2013	Fund Tax Director for Nuveen Funds (since 2013); previously, Vice President of Morgan Stanley Investment Management, Inc., Assistant Treasurer of the Morgan Stanley Funds (from 2010 to 2013).	178

∎ GIFFORD R. ZIMMERMAN 1956 333 W. Wacker Drive Chicago, IL 6o6o6	Vice President and Secretary	1988	Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Vice President (since February 2017), formerly, Managing Director (2003-2017) and Assistant Secretary (since 2003) of Symphony Asset Management LLC; Managing Director and Assistant Secretary (since 2002) of Nuveen Investments Advisers, LLC; Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Santa Barbara Asset Management, LLC (since 2006), and of Winslow Capital Management, LLC, (since 2010); Chartered Financial Analyst.	178

(1)	The Board of Trustees is divided into three classes, Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed, except two board members are elected by the holders of Preferred Shares, when applicable, to serve until the next annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. The year first elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen Complex.
(2)	On June 22, 2016, Ms. Cook and Mr. Moschner were appointed as Board members, effective July 1, 2016.
(3)	“Interested person” as defined in the 1940 Act, by reason of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.
(4)	Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

NUVEEN	57

Notes

58	NUVEEN

Notes

NUVEEN	59

Nuveen:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen is the investment management arm of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.

Find out how we can help you.

To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully.

Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/cef

Securities offered through Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com

EAN-C-0317D        157625

Closed-End Funds

Nuveen
Municipal Closed-End Funds

It’s not what you earn, it’s what you keep.®

Semi-Annual Report September, 2017

NBB
Nuveen Build America Bond Fund

NBD
Nuveen Build America Bond Opportunity Fund

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Table

of Contents

NUVEEN	3

Chairman’s Letter

to Shareholders

Dear Shareholders,

Asset prices have steadily climbed this year, propelled by a “Goldilocks” economic scenario that enabled markets to sidestep geopolitical tensions, natural disasters, terrorism events and political noise. The U.S. economy continued to run not too hot, not too cold, with steady growth and low levels of unemployment, inflation and interest rates. Corporate earnings have been healthy and recession risk appeared low. At the same time, growth across the rest of the world has improved as well, leading to upward revisions in global growth projections.

Yet, a global synchronized recovery also brings the prospect of higher inflation. Central banks have to manage the delicate balance between too-loose financial conditions, which risks economies overheating, and too-tight conditions, which could trigger recession. The nominee for Chairman of the U.S. Federal Reserve (Fed), Jerome Powell, is largely expected to maintain the course set by Chair Janet Yellen after her term expires in February 2018. However, uncertainties about fiscal policy remain, particularly as Congress is currently working on a tax overhaul plan. Depending on the details of a tax bill and whether it passes, the Fed’s job of managing interest rates could become more complicated in the years ahead.

Meanwhile, politics will remain in the forefront. The U.S. debt ceiling debate resumes in December 2017 when the current extension of the debt limit expires, and rebuilding continues in the wake of Hurricanes Harvey, Irma and Maria. The ongoing “Brexit” negotiations and the North American Free Trade Agreement (NAFTA) talks may impact key trade and political partnerships. Tensions with North Korea may continue to flare.

The magnitude of the market’s bullishness this year has been somewhat surprising. But gains may not be so easy in the coming years. Nobody can predict market shifts, which is why Nuveen encourages you to talk to your financial advisor to ensure your investment portfolio is appropriately diversified for your objectives, time horizon and risk tolerance. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

William J. Schneider

Chairman of the Board

November 22, 2017

4	NUVEEN

Portfolio Manager’s

Comments

Nuveen Build America Bond Fund (NBB)

Nuveen Build America Bond Opportunity Fund (NBD)

These Funds feature portfolio management by Nuveen Asset Management, LLC, an affiliate of Nuveen, LLC. Portfolio manager Daniel J. Close, CFA, discusses key investment strategies and the six-month performance of the Nuveen Build America Bond Fund (NBB) and the Nuveen Build America Bond Opportunity Fund (NBD). Dan has managed NBB and NBD since their inceptions in April 2010 and November 2010, respectively.

What key strategies were used to manage these Funds during the six-month reporting period ended September 30, 2017?

Build America Bonds (BAB) rallied strongly during the reporting period, as bond markets continued to recover from the November 2016 post-election sell-off. A backdrop of sustained moderate economic growth, well-signaled policy actions from the Federal Reserve and stable municipal credit fundamentals helped municipal bond prices rise and yields fall.

NBB and NBD are designed to invest primarily in BABs and other taxable municipal bonds. The primary investment objective of these two Funds is to provide current income through investments in taxable municipal securities. Their secondary objective is to seek enhanced portfolio value and total return. The Funds offer strategic portfolio diversification opportunities for traditional municipal bond investors, while providing investment options to investors that have not traditionally purchased municipal bonds, including public and corporate retirement plans, endowments, life insurance companies and sovereign wealth funds. For these investors, the Funds can offer investment grade municipal credit, current income and some security issuers typically offer call protection. With the end of the BAB new issuance program in 2010, our focus continued to be on taking advantage of opportunities to add value and improve the liquidity profiles of both NBB and NBD.

Overall, our strategy during this reporting period was to continue to add value by pursuing active management. We bought primarily secondary bonds, adding two state appropriation bonds to both Funds, a public power bond in NBB and a California local general obligation bond in NBD. Cash for purchases came from the proceeds from selling positions from each Fund.

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy or sell securities, and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio manager as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s (S&P), Moody’s Investors Service, Inc. (Moody’s) or Fitch, Inc. (Fitch). This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings, while BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Bond insurance guarantees only the payment of principal and interest on the bond when due, and not the value of the bonds themselves, which will fluctuate with the bond market and the financial success of the issuer and the insurer. Insurance relates specifically to the bonds in the portfolio and not to the share prices of a Fund. No representation is made as to the insurers’ ability to meet their commitments.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

NUVEEN	5

Portfolio Manager’s Comments (continued)

Shareholders should note that, because there was no new issuance of BABs or similar U.S. Treasury-subsidized taxable municipal bonds for the 24-month period ended December 31, 2012, the Funds’ contingent term provisions went into effect on January 1, 2013. During the reporting period ended September 30, 2017, NBB and NBD were managed in line with termination dates on or around June 30, 2020, and December 31, 2020, respectively, with the distribution of the Funds’ assets to shareholders planned for those times. We continued our efforts to maximize the Funds’ liquidity and better position NBB and NBD for termination. Even though the Funds are scheduled to terminate, we believe the opportunity still exists to add value for the shareholders of these Funds through active management and strong credit research.

How did these Funds perform over the six-month reporting period ended September 30, 2017?

The tables in each Fund’s Performance Overview and Holding Summaries section of this report provide the Funds’ total returns for the six-month, one-year, five-year and since-inception periods ended September 30, 2017. Each Fund’s total returns are compared with the performance of a corresponding market index.

For the six-month reporting period ended September 30, 2017, the total returns on common share net asset value (NAV) for NBB performed in line with the return for the Bloomberg Barclays Aggregate-Eligible Build America Bond Index and NBD outperformed the Index.

Key management factors that influenced the returns of NBB and NBD during this reporting period included duration and yield curve positioning, credit exposure, sector allocation and the use of derivatives. Duration and yield curve positioning detracted from the two Funds’ relative performance. The Funds held overweight allocations to the two shortest duration buckets, which underper-formed the broad market, and underweight allocations to the two longest duration buckets, which were the best performing segments. From a credit ratings allocation perspective, NBB’s relative performance was slightly hurt by an overweight to BB rated bonds, which offset a positive contribution from an overweight to A rated credits. However, NBD’s overall credit positioning was modestly beneficial to relative results, as the outperformance of the Fund’s A rated allocation more than counteracted the negative impact of the overweight to BB rated bonds. Sector allocations remained well diversified and contributed gains to the relative performance of both Funds. In terms of security selection, bonds with higher coupon and short call structures generally underperformed in this reporting period, as short duration bonds lagged the broad market, while bonds offering longer durations (including tender option bonds) and lower credit quality tended to perform well for the Funds.

As part of their approach to investing, NBB and NBD use an integrated leverage and hedging strategy in their efforts to enhance current income and total return, while working to maintain a level of interest rate risk similar to that of the Bloomberg Barclays Aggregate-Eligible Build America Bond Index. As part of this integrated strategy, both NBB and NBD used inverse floating rate securities and bank borrowings as leverage to potentially magnify performance. At the same time, the Funds used interest rate swaps to reduce their leverage-adjusted durations to a level close to that of the Bloomberg Barclays Aggregate-Eligible Build America Bond Index. In addition, the Funds entered into staggered interest rate swaps to partially fix the interest cost of leverage. During this reporting period, the inverse floaters and interest rate swaps performed as expected. Due to the path of interest rates over this reporting period, the use of inverse floaters boosted the Funds’ total return performance for the reporting period, while the use of swaps to shorten long-term interest rates dampened the Funds’ total return performance for the reporting period. Leverage is discussed in more detail later in this report.

Given the continued news about economic problems in Puerto Rico, we should note that neither NBB nor NBD has any exposure to Puerto Rico BABs.

6	NUVEEN

Note About Investment Valuations

The municipal securities held by the Funds are valued by the Funds’ pricing service using a range of market-based inputs and assumptions. A different municipal pricing service might incorporate different assumptions and inputs into its valuation methodology, potentially resulting in different values for the same securities. Thus, the current net asset value of a Fund’s shares might be impacted, higher or lower, if the Fund were to use a different pricing service, or if its pricing service were to materially change its valuation methodology. On October 4, 2016, the Fund’s then-current municipal bond pricing service was acquired by the parent company of another pricing service, and the combination of the valuation methodologies used by the two organizations took place on October 16, 2017, subsequent to the close of the reporting period of this report. The change of valuation methodologies due to that combination had little or no impact on the net asset value of each Fund’s shares.

NUVEEN	7

Fund

Leverage

IMPACT OF THE FUNDS’ LEVERAGE STRATEGY ON PERFORMANCE

One important factor impacting the returns of the Funds relative to their comparative benchmark was the Funds’ use of leverage through bank borrowings and investments in inverse floating rate securities, which represent leveraged investments in underlying bonds. The Funds use leverage because our research has shown that, over time, leveraging provides opportunities for additional income, particularly in the recent market environment where short-term market rates are at or near historical lows, meaning that the short-term rates the Fund has been paying on its leveraging instruments have been much lower than the interest the Fund has been earning on its portfolio of long-term bonds that it has bought with the proceeds of that leverage. However, use of leverage also can expose the Fund to additional price volatility. When a Fund uses leverage, the Fund will experience a greater increase in its net asset value if the municipal bonds acquired through the use of leverage increase in value, but it will also experience a correspondingly larger decline in its net asset value if the bonds acquired through leverage decline in value, which will make the Fund’s net asset value more volatile, and its total return performance more variable over time. In addition, income in levered funds will typically decrease in comparison to unlevered funds when short-term interest rates increase and increase when short-term interest rates decrease. As mentioned previously, inverse floaters contributed positively to the performance of the Funds over this reporting period. The Funds’ borrowings also contributed positively to performance over this reporting period.

As of September 30, 2017, the Funds’ percentages of leverage are as shown in the accompanying table.

	NBB	NBD
Effective Leverage*	28.04%	28.36%
Regulatory Leverage*	13.33%	6.71%
*	Effective leverage is a Fund’s effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative and other investments in a Fund’s portfolio that increase the Fund’s investment exposure. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any regulatory leverage. Regulatory leverage consists of preferred shares issued or borrowings of a Fund. Both of these are part of a Fund’s capital structure. A Fund, however, may from time to time borrow on a typically transient basis in connection with its day-to-day operations, primarily in connection with the need to settle portfolio trades. Such incidental borrowings are excluded from the calculation of a Fund’s effective leverage ratio. Regulatory leverage is subject to asset coverage limits set forth in the Investment Company Act of 1940.

THE FUNDS’ REGULATORY LEVERAGE

Bank Borrowings

The Funds employ regulatory leverage through the use of bank borrowings. The Funds’ bank borrowing activities are as shown in the accompanying table.

	Current Reporting Period					Subsequent to the Close of the Reporting Period
Fund	April 1, 2017	Draws	Paydowns	September 30, 2017	Average Balance Outstanding	Draws	Paydowns	November 27, 2017
NBB	$90,175,000	$—	$—	$90,175,000	$90,175,000	$—	$—	$90,175,000
NBD	$12,000,000	$—	$—	$12,000,000	$12,000,000	$—	$—	$12,000,000

Refer to Notes to Financial Statements, Note 8 - Borrowing Arrangements for further details.

8	NUVEEN

Common Share

Information

COMMON SHARE DISTRIBUTION INFORMATION

The following information regarding the Funds’ distributions is current as of September 30, 2017. Each Fund’s distribution levels may vary over time based on each Fund’s investment activity and portfolio investment value changes.

During the current reporting period, each Fund’s distributions to common shareholders were as shown in the accompanying table.

	Per Common Share Amounts
Monthly Distributions (Ex-Dividend Date)	NBB	NBD
April 2017	$ 0.1030	$ 0.0955
May	0.1030	0.0955
June	0.1030	0.0955
July	0.1030	0.0955
August	0.1030	0.0955
September 2017	0.1030	0.0955
Total Distributions from Net Investment Income	$ 0.6180	$ 0.5730

Yields
Market Yield*	5.76%	5.20%
*	Market Yield is based on the Fund’s current annualized monthly distribution divided by the Fund’s current market price as of the end of the reporting period.

Each Fund in this report seeks to pay regular monthly dividends out of its net investment income at a rate that reflects its past and projected net income performance. To permit each Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s net asset value. Conversely, if a Fund has cumulatively paid in dividends more than it has earned, the excess will constitute a negative UNII that will likewise be reflected in the Fund’s net asset value. Each Fund will, over time, pay all its net investment income as dividends to shareholders.

As of September 30, 2017, the Funds had positive UNII balances, based upon our best estimate, for tax purposes and negative UNII balances for financial reporting purposes.

All monthly dividends paid by each Fund during the current reporting period were paid from net investment income. If a portion of the Fund’s monthly distributions was sourced from or comprised of elements other than net investment income, including capital gains and/or a return of capital, shareholders would have received a notice to that effect. For financial reporting purposes, the composition and per share amounts of each Fund’s dividends for the reporting period are presented in this report’s Statement of Changes in Net Assets and Financial Highlights, respectively. For income tax purposes, distribution information for each Fund as of its most recent tax year end is presented in Note 6 — Income Tax Information within the Notes to Financial Statements of this report.

NUVEEN	9

Common Share Information (continued)

COMMON SHARE REPURCHASES

During August 2017, the Funds’ Board of Trustees reauthorized an open-market share repurchase program, allowing each Fund to repurchase an aggregate of up to approximately 10% of its outstanding shares.

As of September 30, 2017, and since the inception of the Funds’ repurchase programs, the Funds have cumulatively repurchased and retired their outstanding common shares as shown in the accompanying table.

	NBB	NBD
Common shares cumulatively repurchased and retired	0	0
Common shares authorized for repurchase	2,645,000	720,000

OTHER COMMON SHARE INFORMATION

As of September 30, 2017, and during the current reporting period, the Funds’ common share prices were trading at a premium/(discount) to their common share NAVs as shown in the accompanying table.

	NBB	NBD
Common share NAV	$22.16	$23.14
Common share price	$21.47	$22.03
Premium/(Discount) to NAV	(3.11)%	(4.80)%
6-month average premium/(discount) to NAV	(3.43)%	(3.53)%

10	NUVEEN

Risk

    Considerations

Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation.

Nuveen Build America Bond Fund (NBB)

Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. Lower credit debt securities may be more likely to fail to make timely interest or principal payments. The Fund’s investments in Build America Bonds, which were discontinued in 2010, subject the Fund to tax risk, liquidity risk, and may negatively affect the Fund’s performance. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. These and other risk considerations such as inverse floater risk, limited term risk, and tax risk are described in more detail on the Fund’s web page at www.nuveen.com/NBB.

Nuveen Build America Bond Opportunity Fund (NBD)

Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. Lower credit debt securities may be more likely to fail to make timely interest or principal payments. The Fund’s investments in Build America Bonds, which were discontinued in 2010, subject the Fund to tax risk, liquidity risk, and may negatively affect the Fund’s performance. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. These and other risk considerations such as inverse floater risk, limited term risk, and tax risk are described in more detail on the Fund’s web page at www.nuveen.com/NBD.

NUVEEN	11

NBB

Nuveen Build America Bond Fund

Performance Overview and Holding Summaries as of September 30, 2017

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of September 30, 2017

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	Since Inception
NBB at Common Share NAV	6.45%	2.09%	6.09%	8.56%
NBB at Common Share Price	5.76%	0.43%	6.81%	7.82%
Bloomberg Barclays Aggregate – Eligible Build America Bond Index	6.51%	0.76%	5.62%	8.57%

Since inception returns are from 4/27/10. Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

12	NUVEEN

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation

(% of net assets)

Long-Term Municipal Bonds	120.6%
Repurchase Agreements	0.2%
Other Assets Less Liabilities	2.7%
Net Assets Plus Borrowings & Floating Rate Obligations	123.5%
Borrowings	(15.4)%
Floating Rate Obligations	(8.1)%
Net Assets	100%

Portfolio Credit Quality

(% of total investment exposure)

AAA/U.S. Guaranteed	12.3%
AA	55.2%
A	21.1%
BBB	6.1%
BB or Lower	3.2%
N/R (not rated)	1.9%
N/A (not applicable)	0.2%
Total	100%

Portfolio Composition

(% of total investments)

Tax Obligation/Limited	30.7%
Transportation	20.2%
Tax Obligation/General	14.8%
Utilities	14.5%
Water and Sewer	12.4%
Other	7.2%
Repurchase Agreements	0.2%
Total	100%

States and Territories

(% of total municipal bonds)

California	21.5%
New York	14.6%
Texas	8.8%
Illinois	7.9%
Ohio	6.5%
Georgia	4.8%
Nevada	4.4%
New Jersey	3.7%
Virginia	3.6%
Washington	3.1%
Louisiana	3.1%
Other	18.0%
Total	100%

NUVEEN	13

NBD

Nuveen Build America Bond Opportunity Fund

Performance Overview and Holding Summaries as of September 30, 2017

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of September 30, 2017

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	Since Inception
NBD at Common Share NAV	7.62%	3.71%	5.46%	8.99%
NBD at Common Share Price	4.54%	1.91%	6.30%	7.95%
Bloomberg Barclays Aggregate – Eligible Build America Bond Index	6.51%	0.76%	5.62%	9.31%

Since inception returns are from 11/23/10. Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

14	NUVEEN

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation

(% of net assets)

Long-Term Municipal Bonds	104.9%
Repurchase Agreements	0.6%
Other Assets Less Liabilities	4.9%
Net Assets Plus Borrowings & Floating Rate Obligations	110.4%
Borrowings	(7.2)%
Floating Rate Obligations	(3.2)%
Net Assets	100%

Portfolio Credit Quality

(% of total investment exposure)

AAA/U.S. Guaranteed	14.3%
AA	59.1%
A	15.5%
BBB	3.5%
BB or Lower	5.1%
N/R (not rated)	2.0%
N/A (not applicable)	0.5%
Total	100%

Portfolio Composition

(% of total investments)

Tax Obligation/Limited	37.7%
Transportation	15.1%
Water and Sewer	13.7%
Tax Obligation/General	11.8%
Utilities	11.4%
Other	9.7%
Repurchase Agreements	0.6%
Total	100%

States and Territories

(% of total municipal bonds)

California	21.6%
New York	12.5%
Illinois	10.6%
Ohio	6.8%
Texas	6.3%
South Carolina	5.7%
Colorado	4.9%
Pennsylvania	3.2%
New Jersey	3.2%
Tennessee	3.1%
Virginia	3.0%
Other	19.1%
Total	100%

NUVEEN	15

Shareholder

Meeting Report

The annual meeting of shareholders was held in the offices of Nuveen on August 2, 2017 for NBB and NBD; at this meeting the shareholders were asked to elect Board Members.

	NBB	NBD
	Common shares	Common shares
Approval of the Board Members was reached as follows:
David J. Kundert
For	23,373,015	5,944,857
Withhold	284,789	154,571
Total	23,657,804	6,099,428
John K. Nelson
For	23,408,330	5,964,070
Withhold	249,474	135,358
Total	23,657,804	6,099,428
Terence J. Toth
For	23,413,683	5,964,320
Withhold	244,121	135,108
Total	23,657,804	6,099,428
Robert L. Young
For	23,411,879	5,964,570
Withhold	245,925	134,858
Total	23,657,804	6,099,428

16	NUVEEN

NBB

Nuveen Build America Bond Fund
Portfolio of Investments	September 30, 2017 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	LONG-TERM INVESTMENTS – 120.6% (99.8% of Total Investments)

	MUNICIPAL BONDS – 120.6% (99.8% of Total Investments) Arizona – 1.0% (0.8% of Total Investments)

$5,000	Mesa, Arizona, Utility System Revenue Bonds, Series 2010, 6.100%, 7/01/34	7/20 at 100.00	Aa2	$5,545,050

	California – 25.9% (21.5% of Total Investments)

2,520	Alameda Corridor Transportation Authority, California, Revenue Bonds, Refunding Taxable Subordinate Lien Series 2004B, 0.000%, 10/01/31 – AMBAC Insured	No Opt. Call	BBB+	1,249,844
1,995	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge, Build America Federally Taxable Bond Series 2009F-2, 6.263%, 4/01/49	No Opt. Call	AA	2,866,576
	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge, Subordinate Lien, Build America Federally Taxable Bond Series 2010S-1:
75	6.793%, 4/01/30	No Opt. Call	AA–	93,405
100	6.918%, 4/01/40	No Opt. Call	AA–	142,300
600	California Infrastructure and Economic Development Bank, Revenue Bonds, University of California San Francisco Neurosciences Building, Build America Taxable Bond Series 2010B, 6.486%, 5/15/49	No Opt. Call	AA–	788,274
40	California Municipal Finance Authority Charter School Revenue Bonds, Albert Einstein Academies Project, Taxable Series 2013B, 7.000%, 8/01/18	No Opt. Call	BB–	39,866
395	California School Finance Authority, Charter School Revenue Bonds, City Charter School Obligated Group, Taxable Series 2016B, 3.750%, 6/01/20	No Opt. Call	N/R	392,405
3,030	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Build America Taxable Bond Series 2009G-2, 8.361%, 10/01/34	No Opt. Call	A+	4,622,841
2,050	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Build America Taxable Bond Series 2010A-2, 8.000%, 3/01/35	3/20 at 100.00	A+	2,322,158
7,000	California State University, Systemwide Revenue Bonds, Build America Taxable Bond Series 2010B, 6.484%, 11/01/41	No Opt. Call	Aa2	9,434,390
7,115	California State, General Obligation Bonds, Various Purpose Build America Taxable Bond Series 2010, 7.950%, 3/01/36	3/20 at 100.00	AA–	8,047,207
6,610	California State, General Obligation Bonds, Various Purpose, Build America Taxable Bond Series 2010, 7.600%, 11/01/40	No Opt. Call	AA–	10,351,194
9,185	California Statewide Communities Development Authority, California, Revenue Bonds, Loma Linda University Medical Center, Series 2014B, 6.000%, 12/01/24	No Opt. Call	BB+	9,732,150
7,500	Los Angeles Community College District, California, General Obligation Bonds, Build America Taxable Bonds, Series 2010, 6.600%, 8/01/42	No Opt. Call	AA+	10,850,775
10,000	Los Angeles Community College District, Los Angeles County, California, General Obligation Bonds, Series 2010, 6.600%, 8/01/42 (UB) (4)	No Opt. Call	AA+	14,467,700
3,000	Los Angeles County Metropolitan Transportation Authority, California, Measure R Sales Tax Revenue Bonds, Build America Taxable Bond Series 2010A, 5.735%, 6/01/39	No Opt. Call	AAA	3,743,850
	Los Angeles County Public Works Financing Authority, California, Lease Revenue Bonds, Multiple Capital Projects I, Build America Taxable Bond Series 2010B:
2,050	7.488%, 8/01/33	No Opt. Call	AA	2,809,463
11,270	7.618%, 8/01/40	No Opt. Call	AA	17,186,750
9,895	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International Airport, Build America Taxable Bonds, Series 2009C, 6.582%, 5/15/39	No Opt. Call	AA–	12,854,100
	Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Federally Taxable – Direct Payment – Build America Bonds, Series 2010A:
80	5.716%, 7/01/39	No Opt. Call	Aa2	103,666
2,840	6.166%, 7/01/40	7/20 at 100.00	Aa2	3,123,404

NUVEEN	17

NBB	Nuveen Build America Bond Fund
	Portfolio of Investments (continued)	September 30, 2017 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	California (continued)
$1,685	Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Federally Taxable – Direct Payment – Build America Bonds, Series 2010D, 6.574%, 7/01/45	No Opt. Call	Aa2	$2,496,294
2,000	Los Angeles Department of Water and Power, California, Water System Revenue Bonds, Tender Option Bond Trust 2016-XFT906, 25.342%, 7/01/50 (IF) (4)	No Opt. Call	AA+	7,002,300
1,500	Metropolitan Water District of Southern California, Water Revenue Bonds, Build America Taxable Bond Series 2009D, 6.538%, 7/01/39	7/19 at 100.00	AAA	1,615,245
1,000	Metropolitan Water District of Southern California, Water Revenue Bonds, Build America Taxable Series 2010A, 6.947%, 7/01/40	7/20 at 100.00	AAA	1,120,010
1,605	Oakland Redevelopment Agency, California, Subordinated Housing Set Aside Revenue Bonds, Federally Taxable Series 2011A-T, 7.500%, 9/01/19	No Opt. Call	AA–	1,721,074
4,250	Sacramento Public Financing Authority, California, Lease Revenue Bonds, Golden 1 Center, Series 2015, 5.637%, 4/01/50	No Opt. Call	A+	4,806,197
2,390	San Francisco City and County Public Utilities Commission, California, Water Revenue Bonds, Build America Taxable Bonds, Series 2010B, 6.000%, 11/01/40	No Opt. Call	AA–	3,051,624
4,000	San Francisco City and County, California, Certificates of Participation, 525 Golden Gate Avenue, San Francisco Public Utilities Commission Office Project, Tender Option Bond 2016-XFT901, 24.676%, 11/01/41 (IF) (4)	No Opt. Call	AA	9,552,800
	Stanton Redevelopment Agency, California, Tax Allocation Bonds, Stanton Consolidated Redevelopment Project Series 2011A:
275	6.500%, 12/01/17 (ETM)	No Opt. Call	A (5)	277,406
295	6.750%, 12/01/18 (ETM)	No Opt. Call	A (5)	312,659
1,500	University of California, General Revenue Bonds, Build America Taxable Bonds, Series 2009R, 6.270%, 5/15/31	5/19 at 100.00	AA	1,596,705
2,505	University of California, General Revenue Bonds, Limited Project, Build America Taxable Bond Series 2010F, 5.946%, 5/15/45	No Opt. Call	AA–	3,237,963
110,355	Total California			152,012,595
	Colorado – 0.7% (0.6% of Total Investments)
3,100	Denver School District 1, Colorado, General Obligation Bonds, Build America Taxable Bonds, Series 2009C, 5.664%, 12/01/33	No Opt. Call	AA+	3,899,087
	Connecticut – 1.3% (1.0% of Total Investments)
6,300	Harbor Point Infrastructure Improvement District, Connecticut, Special Obligation Revenue Bonds, Harbor Point Project, Federally Taxable – Issuer Subsidy – Recovery Zone Economic Development Bond Series 2010B, 12.500%, 4/01/39	4/20 at 100.00	N/R	7,325,199
	District of Columbia – 0.2% (0.2% of Total Investments)
1,155	District of Columbia Water and Sewer Authority, Public Utility Revenue Bonds, Subordinate Lien, Build America Taxable Bond Series 2010A, 5.522%, 10/01/44	No Opt. Call	AA+	1,445,644
	Florida – 0.9% (0.7% of Total Investments)
5,000	Florida State Board of Education, Public Education Capital Outlay Bonds, Build America Taxable Bonds, Series 2010G, 5.750%, 6/01/35	6/19 at 100.00	AAA	5,302,450
	Georgia – 5.8% (4.8% of Total Investments)
2,500	Cobb-Marietta Coliseum and Exhibit Hall Authority, Georgia, Revenue Bonds, Cobb County Coliseum Project, Taxable Series 2015, 4.500%, 1/01/47	1/26 at 100.00	AAA	2,649,250
9,000	Georgia Municipal Electric Authority, Plant Vogtle Units 3 & 4 Project J Bonds, Taxable Build America Bonds Series 2010A, 6.637%, 4/01/57	No Opt. Call	A+	11,370,780
1,120	Georgia Municipal Electric Authority, Plant Vogtle Units 3 & 4 Project M Bonds, Taxable Build America Bonds Series 2010A, 6.655%, 4/01/57	No Opt. Call	A+	1,400,190
15,000	Georgia Municipal Electric Authority, Plant Vogtle Units 3 & 4 Project P Bonds, Refunding Taxable Build America Bonds Series 2010A, 7.055%, 4/01/57	No Opt. Call	A–	18,671,850
27,620	Total Georgia			34,092,070

18	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Illinois – 9.5% (7.9% of Total Investments)

$ 865	Chicago Transit Authority, Illinois, Sales and Transfer Tax Receipts Revenue Bonds, Pension Funding Taxable Series 2008A, 6.899%, 12/01/40	No Opt. Call	AA	$ 1,132,570
7,735	Chicago Transit Authority, Illinois, Sales Tax Receipts Revenue Bonds, Federally Taxable Build America Bonds, Series 2010B, 6.200%, 12/01/40	No Opt. Call	AA	9,580,494
	Chicago, Illinois, General Airport Revenue Bonds, O’Hare International Airport, Third Lien, Build America Taxable Bond Series 2010B:
10,925	6.845%, 1/01/38	1/20 at 100.00	A	11,978,498
355	6.395%, 1/01/40	No Opt. Call	A	485,239
360	Chicago, Illinois, Wastewater Transmission Revenue Bonds, Build America Taxable Bond Series 2010B, 6.900%, 1/01/40	No Opt. Call	AA–	462,787
14,000	Illinois State, General Obligation Bonds, Taxable Build America Bonds, Series 2010-3, 6.725%, 4/01/35	No Opt. Call	BBB	15,891,960
8,090	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Build America Taxable Bonds, Senior Lien Series 2009A, 6.184%, 1/01/34	No Opt. Call	AA–	10,334,651
2,395	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Build America Taxable Bonds, Senior Lien Series 2009B, 5.851%, 12/01/34	No Opt. Call	AA–	3,028,477
2,000	Lake County, Illinois, General Obligation Bonds, Series 2010A, 5.125%, 11/30/27	11/19 at 100.00	AAA	2,130,660
685	Northern Illinois Municipal Power Agency, Power Project Revenue Bonds, Prairie State Project, Build America Taxable Bond Series 2010A, 7.820%, 1/01/40	No Opt. Call	A2	891,247

47,410	Total Illinois			55,916,583

	Indiana – 2.6% (2.1% of Total Investments)

5,000	Indiana University, Consolidated Revenue Bonds, Build America Taxable Bonds, Series 2010B, 5.636%, 6/01/35	6/20 at 100.00	AAA	5,366,050
5,000	Indianapolis Local Public Improvement Bond Bank, Indiana, Build America Bonds, Series 2010A-2, 6.004%, 1/15/40	No Opt. Call	Aa1	6,522,800
2,390	Indianapolis Local Public Improvement Bond Bank, Indiana, Build America Taxable Bonds, Series 2010B-2, 6.116%, 1/15/40	No Opt. Call	AA	3,145,742

12,390	Total Indiana			15,034,592

	Kentucky – 1.7% (1.4% of Total Investments)

5,000	Kentucky Municipal Power Agency, Power System Revenue Bonds, Prairie State Project, Tender Option Bond Trust 2016-XFT902, 25.020%, 9/01/37 – AGC Insured (IF) (4)	9/20 at 100.00	AA	7,022,500
1,950	Louisville and Jefferson County Metropolitan Sewer District, Kentucky, Sewer and Drainage System Revenue Bonds, Build America Taxable Bonds Series 2010A, 6.250%, 5/15/43	No Opt. Call	AA	2,597,380
6,950	Total Kentucky			9,619,880

	Louisiana – 3.7% (3.1% of Total Investments)

20,350	East Baton Rouge Sewerage Commission, Louisiana, Revenue Bonds, Series 2010B, 6.087%, 2/01/45 (UB) (4)	2/20 at 100.00	AA	21,929,364

	Massachusetts – 0.8% (0.7% of Total Investments)

2,000	Massachusetts, Transpiration Fund Revenue Bonds, Accelerated Bridge Program, Tender Option Bond Trust 2016-XFT907, 21.170%, 6/01/40 (IF) (4)	No Opt. Call	AAA	4,882,500

	Michigan – 1.0% (0.8% of Total Investments)

6,070	Michigan Tobacco Settlement Finance Authority, Tobacco Settlement Asset- Backed Revenue Bonds, Taxable Turbo Series 2006A, 7.309%, 6/01/34	12/17 at 100.00	B–	5,937,795

	Missouri – 0.3% (0.2% of Total Investments)

1,290	Curators of the University of Missouri, System Facilities Revenue Bonds, Build America Taxable Bonds, Series 2009A, 5.960%, 11/01/39	No Opt. Call	AA+	1,648,710

NUVEEN	19

NBB	Nuveen Build America Bond Fund
	Portfolio of Investments (continued)	September 30, 2017 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Nevada – 5.4% (4.4% of Total Investments)

$13,890	Clark County, Nevada, Airport Revenue Bonds, Senior Lien Series 2009B, 6.881%, 7/01/42	7/19 at 100.00	Aa2	$15,043,981
10,150	Clark County, Nevada, Airport Revenue Bonds, Taxable Direct Payment Build America Bond Series 2010C, 6.820%, 7/01/45	No Opt. Call	Aa2	14,896,749
1,315	Las Vegas, Nevada, Certificates of Participation, City Hall Project, Build America Federally Taxable Bonds, Series 2009B, 7.800%, 9/01/39 (Pre-refunded 9/01/19)	9/19 at 100.00	AA–(5)	1,456,086
25,355	Total Nevada			31,396,816
	New Jersey – 4.4% (3.7% of Total Investments)

2,500	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Build America Bonds Issuer Subsidy Program, Series 2009B, 6.875%, 12/15/39	6/19 at 100.00	A–	2,611,000
	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Build America Bonds Issuer Subsidy Program, Series 2010C:
130	6.104%, 12/15/28	12/20 at 100.00	A–	136,755
3,500	5.754%, 12/15/28	No Opt. Call	A–	3,927,280
4,190	New Jersey Turnpike Authority, Revenue Bonds, Build America Taxable Bonds, Series 2009F, 7.414%, 1/01/40	No Opt. Call	A+	6,327,151
8,805	New Jersey Turnpike Authority, Revenue Bonds, Build America Taxable Bonds, Series 2010A, 7.102%, 1/01/41	No Opt. Call	A+	12,891,048
19,125	Total New Jersey			25,893,234
	New York – 17.6% (14.5% of Total Investments)

25,000	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, Series 2010D, 5.600%, 3/15/40 (UB) (4)	No Opt. Call	AAA	31,731,250
5,100	Long Island Power Authority, New York, Electric System Revenue Bonds, Build America Taxable Bond Series 2010B, 5.850%, 5/01/41	No Opt. Call	A–	6,190,329
7,965	Metropolitan Transportation Authority, New York, Dedicated Tax Fund Bonds, Build America Taxable Bonds, Series 2010C, 7.336%, 11/15/39	No Opt. Call	AA	12,142,165
14,000	New York City Municipal Water Finance Authority, New York, Water and Sewer System Revenue Bonds, Second Generation Resolution, Build America Taxable Bonds, Fiscal 2011 Series 2010CC, 6.282%, 6/15/42	12/20 at 100.00	AA+	15,577,520
1,000	New York City Municipal Water Finance Authority, New York, Water and Sewer System Revenue Bonds, Second Generation Resolution, Build America Taxable Bonds, Fiscal 2011 Series AA, 5.790%, 6/15/41	6/20 at 100.00	AA+	1,085,260
2,595	New York City Municipal Water Finance Authority, New York, Water and Sewer System Revenue Bonds, Second Generation Resolution, Build America Taxable Bonds, Series 2010DD, 5.952%, 6/15/42	No Opt. Call	AA+	3,539,736
2,025	New York City Municipal Water Finance Authority, New York, Water and Sewer System Revenue Bonds, Second Generation Resolution, Series 2010DD, 5.952%, 6/15/42 (UB)	No Opt. Call	AA+	2,762,222
1,595	New York City Municipal Water Finance Authority, New York, Water and Sewer System Revenue Bonds, Second Generation Resolution, Taxable Tender Option Bond Trust 2016-XFT908, 22.408%, 6/15/44 (IF)	No Opt. Call	AA+	4,560,344
7,155	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds, Build America Taxable Bond Fiscal 2011 Series 2010S-1B, 6.828%, 7/15/40	No Opt. Call	AA	9,875,546
10,000	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Build America Taxable Bonds, Series 2010G-1, 5.467%, 5/01/40 (4)	No Opt. Call	AAA	12,567,600
3,000	New York Transportation Development Corporation, Special Facilities Bonds, LaGuardia Airport Terminal B Redevelopment Project, Taxable Series 2016B, 3.673%, 7/01/30	No Opt. Call	BBB	2,912,130
79,435	Total New York			102,944,102
	North Carolina – 1.8% (1.5% of Total Investments)

10,100	North Carolina Turnpike Authority, Triangle Expressway System State Annual Appropriation Revenue Bonds, Federally Taxable Issuer Subsidy Build America Bonds, Series 2009B, 6.700%, 1/01/39	1/19 at 100.00	AA	10,640,855

20	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Ohio – 7.8% (6.5% of Total Investments)

$10,700	American Municipal Power Inc., Ohio, Combined Hydroelectric Projects Revenue Bonds, Build America Bond Series 2010B, 7.834%, 2/15/41	No Opt. Call	A	$16,204,615

4,000	American Municipal Power Ohio Inc., Prairie State Energy Campus Project Revenue Bonds, Build America Bond Series 2009C, 6.053%, 2/15/43	No Opt. Call	A1	5,157,600

25	JobsOhio Beverage System, Ohio, Statewide Liquor Profits Revenue Bonds, Senior Lien Taxable Series 2013B, 4.532%, 1/01/35	No Opt. Call	AA	27,504

15,500	Northeast Ohio Regional Sewer District, Wastewater Improvement Revenue Bonds, Build America Taxable Bonds, Series 2010, 6.038%, 11/15/40	11/20 at 100.00	AA+	17,114,945
7,500	Port of Greater Cincinnati Development Authority, Ohio, Special Obligation TIF Revenue Bonds, Cooperative Township Public Parking, Kenwood Collection Redevelopment, Senior Lien Series 2016A, 6.600%, 1/01/39	1/26 at 100.00	N/R	7,323,375
37,725	Total Ohio			45,828,039

	Oregon – 2.5% (2.0% of Total Investments)

4,000	Oregon Department of Administrative Services, Certificates of Participation, Federally Taxable Build America Bonds, Tender Option Bond Trust 2016-TXG001, 22.285%, 5/01/35 (IF) (4)	5/20 at 100.00	AA	5,872,600
8,030	Warm Springs Reservation Confederated Tribes, Oregon, Tribal Economic Development Bonds, Hydroelectric Revenue Bonds, Pelton Round Butte Project, Refunding Series 2009A, 8.250%, 11/01/19	No Opt. Call	A3	8,534,401
12,030	Total Oregon			14,407,001

	Pennsylvania – 2.3% (1.9% of Total Investments)

	Commonwealth Financing Authority, Pennsylvania, State Appropriation Lease Bonds, Build America Taxable Bonds, Series 2009D:

1,225	5.653%, 6/01/24	No Opt. Call	A1	1,374,548

1,915	6.218%, 6/01/39	No Opt. Call	A1	2,455,930

5,000	Commonwealth Financing Authority, Pennsylvania, State Appropriation Lease Bonds, Taxable Series 2016A, 4.144%, 6/01/38	No Opt. Call	A1	5,241,450

2,000	Pennsylvania State, General Obligation Bonds, Build America Taxable Bonds, Third Series 2010B, 5.850%, 7/15/30	7/20 at 100.00	Aa3	2,198,320
1,535	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Build America Taxable Bonds, Series 2009A, 6.105%, 12/01/39	No Opt. Call	A1	2,045,541
11,675	Total Pennsylvania			13,315,789

	South Carolina – 1.3% (1.1% of Total Investments)

2,000	South Carolina Public Service Authority, Electric System Revenue Bonds, Santee Cooper, Federally Taxable Build America Series 2010C, 6.454%, 1/01/50 – AGM Insured	No Opt. Call	AA	2,622,320

55	South Carolina Public Service Authority, Electric System Revenue Bonds, Santee Cooper, Federally Taxable Build America Tender Option Bond Trust 2016-XFT909, 22.891%, 1/01/50 (IF)	No Opt. Call	A+	134,118

2,245	South Carolina Public Service Authority, Electric System Revenue Bonds, Santee Cooper, Federally Taxable Build America Series 2010C, 6.454%, 1/01/50 (UB)	No Opt. Call	A+	2,890,887
1,835	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Refunding Series 2013C, 5.784%, 12/01/41 – AGM Insured	No Opt. Call	AA	2,198,936
6,135	Total South Carolina			7,846,261

	Tennessee – 1.9% (1.6% of Total Investments)

5,000	Metropolitan Government Nashville & Davidson County Convention Center Authority, Tennessee, Tourism Tax Revenue Bonds, Build America Taxable Bonds, Series 2010A-2, 7.431%, 7/01/43	No Opt. Call	A1	6,716,650
3,290	Metropolitan Government Nashville & Davidson County Convention Center Authority, Tennessee, Tourism Tax Revenue Bonds, Build America Taxable Bonds, Subordinate Lien Series 2010B, 6.731%, 7/01/43	No Opt. Call	Aa3	4,388,103
8,290	Total Tennessee			11,104,753

NUVEEN	21

NBB	Nuveen Build America Bond Fund
	Portfolio of Investments (continued)	September 30, 2017 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Texas – 10.6% (8.8% of Total Investments)

$1,000	Bexar County Hospital District, Texas, Certificates of Obligation, Taxable Build America Bond Series 2009B, 6.904%, 2/15/39	2/19 at 100.00	AA+	$1,059,660
9,280	Dallas Convention Center Hotel Development Corporation, Texas, Hotel Revenue Bonds, Build America Taxable Bonds, Series 09B, 7.088%, 1/01/42	No Opt. Call	A–	12,345,184
2,200	Dallas Independent School District, Dallas County, Texas, General Obligation Bonds, School Building, Build America Taxable Bond Series 2010C, 6.450%, 2/15/35	2/21 at 100.00	AAA	2,500,652
3,250	Houston, Texas, General Obligation Bonds, Public Improvement, Build America Bond Series 2010B, 6.319%, 3/01/30	3/20 at 100.00	AA	3,534,277
10,285	North Texas Tollway Authority, System Revenue Bonds, Taxable Build America Bond Series 2009B, 6.718%, 1/01/49	No Opt. Call	A1	15,269,317
10,220	North Texas Tollway Authority, System Revenue Bonds, Taxable Build America Bonds, Series 2010-B2, 8.910%, 2/01/30	2/20 at 100.00	Baa2	11,601,948
1,000	San Antonio, Texas, Electric and Gas System Revenue Bonds, Junior Lien, Build America Taxable Bond Series 2010A, 5.808%, 2/01/41	No Opt. Call	AA+	1,304,780
10	San Antonio, Texas, Electric and Gas System Revenue Bonds, Series 2012, 4.427%, 2/01/42	No Opt. Call	Aa1	11,260
5,000	San Antonio, Texas, General Obligation Bonds, Build America Taxable Bonds, Series 2010B, 6.038%, 8/01/40	8/20 at 100.00	AAA	5,527,700

7,015	Texas State, General Obligation Bonds, Transportation Commission, Build America Taxable Bonds, Series 2009A, 5.517%, 4/01/39	No Opt. Call	AAA	9,060,714
49,260	Total Texas			62,215,492

	Utah – 0.9% (0.8% of Total Investments)
4,000	Central Utah Water Conservancy District, Utah, Revenue Bonds, Federally Taxable Build America Bonds, Series 2010A, 5.700%, 10/01/40	4/20 at 100.00	AA+	4,313,840

1,000	Tooele County Municipal Building Authority, Utah, Lease Revenue Bonds, Build America Bond Series 2010A-2, 8.000%, 12/15/32	12/20 at 100.00	A+	1,097,190
5,000	Total Utah			5,411,030

	Virginia – 4.3% (3.6% of Total Investments)

	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Second Senior Lien Revenue Bonds, Build America Bonds, Series 2009D:
11,930	7.462%, 10/01/46	No Opt. Call	BBB+	17,327,013
1,000	7.462%, 10/01/46 – AGM Insured	No Opt. Call	AA	1,501,490

7,125	Tobacco Settlement Financing Corporation of Virginia, Tobacco Settlement Asset Backed Bonds, Refunding Senior Lien Series 2007A, 6.706%, 6/01/46	11/17 at 100.00	B–	6,550,013
20,055	Total Virginia			25,378,516

	Washington – 3.8% (3.1% of Total Investments)

4,000	Seattle, Washington, Municipal Light and Power Revenue Bonds, Federally Taxable Build America Bonds, Tender Option Bond Trust 2016-XFT905, 20.024%, 2/01/40 (IF) (4)	No Opt. Call	AA	7,680,600

11,090	Washington State Convention Center Public Facilities District, Lodging Tax Revenue Bonds, Build America Taxable Bond Series 2010B, 6.790%, 7/01/40	No Opt. Call	Aa3	14,336,487
15,090	Total Washington			22,017,087

	West Virginia – 0.6% (0.5% of Total Investments)

3,730	Tobacco Settlement Finance Authority, West Virginia, Tobacco Settlement Asset-Backed Bonds, Taxable Turbo Series 2007A, 7.467%, 6/01/47	6/25 at 100.00	B2	3,657,079

$557,995	Total Long-Term Investments (cost $608,959,860)			706,647,573

22	NUVEEN

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 0.2% (0.2% of Total Investments)

	REPURCHASE AGREEMENTS – 0.2% (0.2% of Total Investments)

$1,377	Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/29/17, repurchase price $1,377,450, collateralized by $1,410,000 U.S. Treasury Notes, 2.250%, due 2/15/27, value $1,407,559	0.120%	10/02/17	$1,377,436

$1,377	Total Short-Term Investments (cost $1,377,436)			1,377,436
	Total Investments (cost $610,337,296) – 120.8%			708,025,009
	Borrowings – (15.4)% (6), (7)			(90,175,000)
	Floating Rate Obligations – (8.1)%			(47,700,000)
	Other Assets Less Liabilities – 2.7% (8)			16,117,557
	Net Assets Applicable to Common Shares – 100%			$586,267,566

Investments in Derivatives as of September 30, 2017

Interest Rate Swaps – OTC Cleared

	Notional Amount	Fund Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Effective Date (9)	Maturity Date	Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Variation Margin Receivable/(Payable)
	$47,500,000	Receive	3-Month	2.769%	Semi- Annually	1/10/18	1/10/40	$(1,972,209)	$—	$(1,972,209)	$(57,812)
			LIBOR
	33,000,000	Receive	3-Month	2.363	Semi- Annually	9/10/18	9/10/28	136,471	700	135,771	30,030
			LIBOR
Total	$80,500,000							$(1,835,738)	$700	$(1,836,438)	$(27,782)
Total interest rate swap premiums paid									$700
Total interest rate swap premiums received									$—
Total receivable for variation margin on swap contracts											$30,030
Total payable for variation margin on swap contracts											$(57,812)

Interest Rate Swaps – OTC Uncleared

Counterparty	Notional Amount	Fund Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Effective Date (9)	Optional Termination Date	Maturity Date	Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Morgan Stanley	$121,000,000	Receive	1-Month	1.500%	Monthly	12/01/17	12/01/17	12/01/19	$(20,274)	$1,831,000	$(1,851,274)
Capital			LIBOR
Services LLC

NUVEEN	23

NBB	Nuveen Build America Bond Fund
	Portfolio of Investments (continued)	September 30, 2017 (Unaudited)

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.

(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in derivatives and/or inverse floating rate transactions.

(5)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(6)	Borrowings as a percentage of Total Investments is 12.7%.

(7)	The Fund may pledge up to 100% of its eligible investments (excluding any investments separately pledged as collateral for specific investments in derivatives, when applicable) as collateral for borrowings.

(8)	Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter (“OTC”) derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

(9)	Effective date represents the date on which both the Fund and counterparty commence interest payment accruals on each contract.

ETM	Escrowed to maturity.

IF	Inverse floating rate security issued by a tender option bond (“TOB”) trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association (SIFMA) short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust.

UB	Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

LIBOR	London Inter-Bank Offered Rate

See accompanying notes to financial statements.

24	NUVEEN

NBD

Nuveen Build America Bond Opportunity Fund
Portfolio of Investments	September 30, 2017 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	LONG-TERM INVESTMENTS – 104.9% (99.4% of Total Investments)

	MUNICIPAL BONDS – 104.9% (99.4% of Total Investments)

	California – 22.7% (21.5% of Total Investments)

$1,500	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Build America Taxable Bond Series 2009G-2, 8.361%, 10/01/34	No Opt. Call	A+	$2,288,535
3,500	California Statewide Communities Development Authority, California, Revenue Bonds, Loma Linda University Medical Center, Series 2014B, 6.000%, 12/01/24	No Opt. Call	BB+	3,708,495
1,000	Los Angeles Community College District, California, General Obligation Bonds, Build America Taxable Bonds, Series 2010, 6.600%, 8/01/42	No Opt. Call	AA+	1,446,770
2,000	Los Angeles Community College District, Los Angeles County, California, General Obligation Bonds, Tender Option Bond Trust 2016-XTG002, 25.499%, 8/01/49 (IF) (4)	No Opt. Call	AA+	7,247,100
1,150	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International Airport, Build America Taxable Bonds, Series 2009C, 6.582%, 5/15/39	No Opt. Call	AA–	1,493,908
2,000	Los Angeles Department of Water and Power, California, Water System Revenue Bonds, Tender Option Bond Trust 2016-XFT906, 25.342%, 7/01/50 (IF) (4)	No Opt. Call	AA+	7,002,300
535	Oakland Redevelopment Agency, California, Subordinated Housing Set Aside Revenue Bonds, Federally Taxable Series 2011A-T, 7.500%, 9/01/19	No Opt. Call	AA–	573,691
2,200	San Diego County Regional Transportation Commission, California, Sales Tax Revenue Bonds, Build America Taxable Bonds Series 2010A, 5.911%, 4/01/48	No Opt. Call	AAA	2,991,714
1,500	San Francisco City and County Public Utilities Commission, California, Water Revenue Bonds, Build America Taxable Bonds, Series 2010G, 6.950%, 11/01/50	No Opt. Call	AA–	2,221,920
675	San Francisco City and County Redevelopment Financing Authority, California, Tax Allocation Revenue Bonds, San Francisco Redevelopment Projects, Taxable Series 2009E, 8.406%, 8/01/39	No Opt. Call	AA–	927,767
2,000	San Francisco City and County, California, Certificates of Participation, 525 Golden Gate Avenue, San Francisco Public Utilities Commission Office Project, Tender Option Bond 2016-XFT901, 24.676%, 11/01/41 (IF) (4)	No Opt. Call	AA	4,776,400
315	Stanton Redevelopment Agency, California, Tax Allocation Bonds, Stanton Consolidated Redevelopment Project Series 2011A, 7.000%, 12/01/19 (ETM)	No Opt. Call	A(5)	349,574
2,000	University of California Regents, Medical Center Pooled Revenue Bonds, Taxable Build America Bonds, Series 2010H, 6.548%, 5/15/48	No Opt. Call	AA–	2,763,380
20,375	Total California			37,791,554

	Colorado – 5.2% (4.9% of Total Investments)

4,000	Colorado State Bridge Enterprise Revenue Bonds, Federally Taxable Build America Series 2010A, 6.078%, 12/01/40	No Opt. Call	AA	5,164,960
2,585	Regional Transportation District, Colorado, Sales Tax Revenue Bonds, Fastracks Project, Build America Series 2010B, 5.844%, 11/01/50	No Opt. Call	AA+	3,465,063
6,585	Total Colorado			8,630,023

	Connecticut – 0.9% (0.9% of Total Investments)

1,355	Harbor Point Infrastructure Improvement District, Connecticut, Special Obligation Revenue Bonds, Harbor Point Project, Federally Taxable – Issuer Subsidy – Recovery Zone Economic Development Bond Series 2010B, 12.500%, 4/01/39	4/20 at 100.00	N/R	1,575,499

	Georgia – 2.9% (2.7% of Total Investments)

1,000	Cobb-Marietta Coliseum and Exhibit Hall Authority, Georgia, Revenue Bonds, Cobb County Coliseum Project, Taxable Series 2015, 4.500%, 1/01/47	1/26 at 100.00	AAA	1,059,700
3,000	Georgia Municipal Electric Authority, Plant Vogtle Units 3 & 4 Project P Bonds, Refunding Taxable Build America Bonds Series 2010A, 7.055%, 4/01/57	No Opt. Call	A–	3,734,370
4,000	Total Georgia			4,794,070

NUVEEN	25

NBD	Nuveen Build America Bond Opportunity Fund
	Portfolio of Investments (continued)	September 30, 2017 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Illinois – 11.1% (10.5% of Total Investments)

$3,760	Chicago Transit Authority, Illinois, Sales Tax Receipts Revenue Bonds, Federally Taxable Build America Bonds, Series 2010B, 6.200%, 12/01/40	No Opt. Call	AA	$4,657,098
1,255	Chicago, Illinois, General Airport Revenue Bonds, O’Hare International Airport, Third Lien, Build America Taxable Bond Series 2010B, 6.845%, 1/01/38	1/20 at 100.00	A	1,376,020
2,000	Illinois State, General Obligation Bonds, Build America Taxable Bonds, Series 2010-5, 7.350%, 7/01/35	No Opt. Call	BBB	2,358,260
5,692	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Build America Taxable Bonds, Senior Lien Series 2009A, 6.184%, 1/01/34	No Opt. Call	AA–	7,271,302
2,000	Lake County, Illinois, General Obligation Bonds, Series 2010A, 5.250%, 11/30/28	11/19 at 100.00	AAA	2,125,780
400	Northern Illinois Municipal Power Agency, Power Project Revenue Bonds, Prairie State Project, Build America Bond Series 2009C, 6.859%, 1/01/39	No Opt. Call	A2	476,672
205	Northern Illinois Municipal Power Agency, Power Project Revenue Bonds, Prairie State Project, Build America Taxable Bond Series 2010A, 7.820%, 1/01/40	No Opt. Call	A2	266,723
15,312	Total Illinois			18,531,855

	Indiana – 0.8% (0.7% of Total Investments)

1,000	Indianapolis Local Public Improvement Bond Bank, Indiana, Build America Taxable Bonds, Series 2010B-2, 6.116%, 1/15/40	No Opt. Call	AA	1,316,210

	Kentucky – 2.4% (2.3% of Total Investments)

3,000	Louisville and Jefferson County Metropolitan Sewer District, Kentucky, Sewer and Drainage System Revenue Bonds, Build America Taxable Bonds Series 2010A, 6.250%, 5/15/43	No Opt. Call	AA	3,995,970

	Massachusetts – 2.9% (2.8% of Total Investments)

2,000	Massachusetts, Transpiration Fund Revenue Bonds, Accelerated Bridge Program, Tender Option Bond Trust 2016-XFT907, 21.170%, 6/01/40 (IF) (4)	No Opt. Call	AAA	4,882,500

	Michigan – 1.1% (1.1% of Total Investments)

1,960	Michigan Tobacco Settlement Finance Authority, Tobacco Settlement Asset-Backed Revenue Bonds, Taxable Turbo Series 2006A, 7.309%, 6/01/34	12/17 at 100.00	B–	1,917,311

	Mississippi – 1.5% (1.4% of Total Investments)

2,085	Mississippi State, General Obligation Bonds, Build America Taxable Bond Series 2010F, 5.245%, 11/01/34	No Opt. Call	AA	2,483,047

	Nevada – 2.6% (2.4% of Total Investments)

1,965	Clark County, Nevada, Airport Revenue Bonds, Senior Lien Series 2009B, 6.881%, 7/01/42	7/19 at 100.00	Aa2	2,128,252
1,500	Clark County, Nevada, Airport Revenue Bonds, Taxable Direct Payment Build America Bond Series 2010C, 6.820%, 7/01/45	No Opt. Call	Aa2	2,201,490
3,465	Total Nevada			4,329,742

	New Jersey – 3.3% (3.1% of Total Investments)

1,500	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Build America Bonds Issuer Subsidy Program, Series 2010C, 5.754%, 12/15/28	No Opt. Call	A–	1,683,120
1,000	New Jersey Turnpike Authority, Revenue Bonds, Build America Taxable Bonds, Series 2010A, 7.102%, 1/01/41	No Opt. Call	A+	1,464,060
2,000	Rutgers State University, New Jersey, Revenue Bonds, Build America Taxable Bond Series 2010H, 5.665%, 5/01/40	No Opt. Call	Aa3	2,408,300
4,500	Total New Jersey			5,555,480

	New York – 13.2% (12.5% of Total Investments)

2,000	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, Tender Option Bond trust 2016-XFT903, 20.545%, 3/15/40 (IF) (4)	No Opt. Call	AAA	4,692,500
1,270	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Federally Taxable Issuer Subsidy Build America Bonds, Series 2010A, 6.668%, 11/15/39	No Opt. Call	AA–	1,757,312

26	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New York (continued)

$1,500	New York City Municipal Water Finance Authority, New York, Water and Sewer System Revenue Bonds, Second Generation Resolution, Build America Taxable Bonds, Fiscal 2011 Series AA, 5.440%, 6/15/43 (4)	No Opt. Call	AA+	$1,941,600
2,000	New York City Municipal Water Finance Authority, New York, Water and Sewer System Revenue Bonds, Second Generation Resolution, Taxable Tender Option Bonds Trust 2016-XFT908, 22.408%, 6/15/44 (IF)	No Opt. Call	AA+	5,718,300
3,750	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds, Build America Taxable Bond Fiscal 2011 Series 2010S-1B, 6.828%, 7/15/40	No Opt. Call	AA	5,175,862
1,500	New York City, New York, General Obligation Bonds, Federally Taxable Build America Bonds, Series 2010-F1, 6.646%, 12/01/31	12/20 at 100.00	AA	1,708,155
1,000	New York Transportation Development Corporation, Special Facilities Bonds, LaGuardia Airport Terminal B Redevelopment Project, Taxable Series 2016B, 3.673%, 7/01/30	No Opt. Call	BBB	970,710
13,020	Total New York			21,964,439

	North Carolina – 1.2% (1.2% of Total Investments)

1,955	North Carolina Turnpike Authority, Triangle Expressway System State Annual Appropriation Revenue Bonds, Federally Taxable Issuer Subsidy Build America Bonds, Series 2009B, 6.700%, 1/01/39	1/19 at 100.00	AA	2,059,690

	Ohio – 7.1% (6.7% of Total Investments)

1,500	American Municipal Power Inc., Ohio, Meldahl Hydroelectric Projects Revenue Bonds, Build America Bond Series 2010B, 7.499%, 2/15/50	No Opt. Call	A	2,199,885
2,690	American Municipal Power Ohio Inc., Prairie State Energy Campus Project Revenue Bonds, Build America Bond Series 2009C, 6.053%, 2/15/43	No Opt. Call	A1	3,468,486
2,850	Northeast Ohio Regional Sewer District, Wastewater Improvement Revenue Bonds, Build America Taxable Bonds, Series 2010, 6.038%, 11/15/40	11/20 at 100.00	AA+	3,146,942
3,075	Port of Greater Cincinnati Development Authority, Ohio, Special Obligation TIF Revenue Bonds, Cooperative Township Public Parking, Kenwood Collection Redevelopment, Senior Lien Series 2016A, 6.600%, 1/01/39	1/26 at 100.00	N/R	3,002,584
10,115	Total Ohio			11,817,897

	Pennsylvania – 3.4% (3.2% of Total Investments)

2,000	Commonwealth Financing Authority, Pennsylvania, State Appropriation Lease Bonds, Taxable Series 2016A, 4.144%, 6/01/38	No Opt. Call	A1	2,096,580
2,715	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Build America Taxable Bonds, Series 2010B, 5.511%, 12/01/45	No Opt. Call	A1	3,512,613
4,715	Total Pennsylvania			5,609,193

	South Carolina – 6.0% (5.6% of Total Investments)

155	South Carolina Public Service Authority, Electric System Revenue Bonds, Santee Cooper, Federally Taxable Build America Tender Option Bond Trust 2016-XFT909, 22.891%, 1/01/50 (IF)	No Opt. Call	A+	377,968
6,735	South Carolina Public Service Authority, Electric System Revenue Bonds, Santee Cooper, Series 2010C, 6.454%, 1/01/50 (UB)	No Opt. Call	A+	8,672,660
750	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Refunding Series 2013C, 5.784%, 12/01/41 – AGM Insured	No Opt. Call	AA	898,748
7,640	Total South Carolina			9,949,376

	Tennessee – 3.2% (3.1% of Total Investments)

4,060	Metropolitan Government Nashville & Davidson County Convention Center Authority, Tennessee, Tourism Tax Revenue Bonds, Build America Taxable Bonds, Subordinate Lien Series 2010B, 6.731%, 7/01/43	No Opt. Call	Aa3	5,415,106

NUVEEN	27

NBD	Nuveen Build America Bond Opportunity Fund
	Portfolio of Investments (continued)	September 30, 2017 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Texas – 6.6% (6.3% of Total Investments)

$1,000	Bexar County Hospital District, Texas, Certificates of Obligation, Taxable Build America Bond Series 2009B, 6.904%, 2/15/39	2/19 at 100.00	AA+	$1,059,660
2,520	Dallas Area Rapid Transit, Texas, Sales Tax Revenue Bonds, Build America Taxable Bonds, Series 2009B, 5.999%, 12/01/44	No Opt. Call	AA+	3,366,241
2,000	Dallas Convention Center Hotel Development Corporation, Texas, Hotel Revenue Bonds, Build America Taxable Bonds, Series 09B, 7.088%, 1/01/42	No Opt. Call	A–	2,660,600
1,000	Houston, Texas, General Obligation Bonds, Public Improvement, Build America Bond Series 2010B, 6.319%, 3/01/30	3/20 at 100.00	AA	1,087,470
2,500	North Texas Tollway Authority, System Revenue Bonds, Taxable Build America Bonds, Series 2010-B2, 8.910%, 2/01/30	2/20 at 100.00	Baa2	2,838,050
9,020	Total Texas			11,012,021

	Virginia – 3.2% (3.0% of Total Investments)

1,110	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Second Senior Lien Revenue Bonds, Build America Bonds, Series 2009D, 7.462%, 10/01/46 – AGC Insured	No Opt. Call	BBB+	1,612,153
4,020	Tobacco Settlement Financing Corporation of Virginia, Tobacco Settlement Asset Backed Bonds, Refunding Senior Lien Series 2007A, 6.706%, 6/01/46	11/17 at 100.00	B–	3,695,586
5,130	Total Virginia			5,307,739

	Washington – 2.3% (2.2% of Total Investments)

2,935	Washington State Convention Center Public Facilities District, Lodging Tax Revenue Bonds, Build America Taxable Bond Series 2010B, 6.790%, 7/01/40	No Opt. Call	Aa3	3,794,192

	West Virginia – 1.3% (1.3% of Total Investments)

2,270	Tobacco Settlement Finance Authority, West Virginia, Tobacco Settlement Asset-Backed Bonds, Taxable Turbo Series 2007A, 7.467%, 6/01/47	6/25 at 100.00	B2	2,225,622
$126,497	Total Long-Term Investments (cost $131,094,860)			174,958,536

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 0.6% (0.6% of Total Investments)

	REPURCHASE AGREEMENTS – 0.6% (0.6% of Total Investments)

$1,011	Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/29/17, repurchase price $1,010,722, collateralized by $1,035,000 U.S. Treasury Notes, 2.250%, due 2/15/27, value $1,033,208	0.120%	10/02/17	$1,010,712
$1,011	Total Short-Term Investments (cost $1,010,712)			1,010,712
	Total Investments (cost $132,105,572) – 105.5%			175,969,248
	Borrowings – (7.2)% (6), (7)			(12,000,000)
	Floating Rate Obligations – (3.2)%			(5,390,000)
	Other Assets Less Liabilities – 4.9% (8)			8,138,924
	Net Assets Applicable to Common Shares – 100%			$166,718,172

28	NUVEEN

Investments in Derivatives as of September 30, 2017

Interest Rate Swaps – OTC Cleared

Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Effective Date (9)	Maturity Date	Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Variation Margin Receivable/(Payable)
$46,000,000	Receive	3-Month LIBOR	2.363%	Semi-Annually	9/10/18	9/10/28	$190,233	$805	$189,427	$42,509
26,000,000	Receive	3-Month LIBOR	2.394%	Semi-Annually	4/27/18	4/27/26	(209,759)	—	(209,759)	37,394
15,500,000	Receive	3-Month LIBOR	2.769%	Semi-Annually	1/10/18	1/10/40	(643,563)	—	(643,563)	(18,984)
Total $87,500,000							$(663,089)	$805	$(663,895)	$60,919
Total interest rate swap premiums paid								$805
Total interest rate swap premiums received								$—
Total receivable for variation margin on swap contracts										$79,903
Total payable for variation margin on swap contracts										$(18,984)

Interest Rate Swaps – OTC Uncleared

Counterparty	Notional Amount	Fund Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Effective Date (9)	Optional Termination Date	Maturity Date	Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Barclays Bank PLC	$29,500,000	Receive	1-Month LIBOR	1.655%	Monthly	12/01/17	6/01/18	6/01/20	$(77,199)	$547,000	$(624,199)

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.

(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in derivatives and/or inverse floating rate transactions.

(5)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(6)	Borrowings as a percentage of Total Investments is 6.8%.

(7)	The Fund may pledge up to 100% of its eligible investments (excluding any investments separately pledged as collateral for specific investments in derivatives, when applicable) as collateral for borrowings.

(8)	Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter (“OTC”) derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

(9)	Effective date represents the date on which both the Fund and counterparty commence interest payment accruals on each contract.

ETM	Escrowed to maturity.

IF	Inverse floating rate security issued by a tender option bond (“TOB”) trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association (SIFMA) short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust.

UB	Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

LIBOR	London Inter-Bank Offered Rate

See accompanying notes to financial statements.

NUVEEN	29

Statement of Assets and Liabilities	September 30, 2017 (Unaudited)

	NBB	NBD
Assets
Long-Term Investments, at value (cost $608,959,860 and $131,094,860, respectively)	$706,647,573	$174,958,536
Short-Term Investments, at value (cost approximates value)	1,377,436	1,010,712
Cash	17	193
Cash collateral at broker for investments in swaps(1)	7,733,342	6,028,324
Interest rate swaps-OTC cleared premiums paid	700	805
Interest rate swaps-OTC uncleared premiums paid	1,831,000	547,000
Receivable for:
Interest	11,711,588	2,969,578
Variation margin on swap contracts	30,030	79,903
Other assets	100,027	12,314
Total assets	729,431,713	185,607,365
Liabilities
Borrowings	90,175,000	12,000,000
Floating rate obligations	47,700,000	5,390,000
Unrealized depreciation on interest rate swaps	1,851,274	624,199
Payable for:
Dividends	2,661,211	669,780
Variation margin on swap contracts	57,812	18,984
Accrued expenses:
Management fees	394,554	116,000
Interest on borrowings	149,237	19,860
Trustees fees	43,312	1,198
Other	131,747	49,172
Total liabilities	143,164,147	18,889,193
Net assets applicable to common shares	$586,267,566	$166,718,172
Common shares outstanding	26,461,985	7,205,250
Net asset value (“NAV”) per common share outstanding	$22.16	$23.14
Net assets applicable to Common shares consist of:
Common shares, $.01 par value per share	$264,620	$72,053
Paid-in surplus	504,137,905	137,235,390
Undistributed (Over-distribution of) net investment income	(5,677,300)	(894,194)
Accumulated net realized gain (loss)	(6,457,660)	(12,270,659)
Net unrealized appreciation (depreciation)	94,000,001	42,575,582
Net assets applicable to common shares	$586,267,566	$166,718,172
Authorized common shares	Unlimited	Unlimited
(1)	Cash pledged to collateralize the net payment obligations for investments in swaps is in addition to the Fund’s securities pledged as collateral as noted in the Fund’s Portfolio of Investments.

See accompanying notes to financial statements.

30	NUVEEN

Statement of Operations	Six Months Ended September 30, 2017 (Unaudited)

	NBB	NBD
Investment Income	$19,650,969	$5,063,055
Expenses
Management fees	2,376,729	695,497
Interest expense	1,269,866	165,584
Custodian fees	30,115	11,064
Trustees fees	10,178	2,664
Professional fees	25,483	18,521
Shareholders’ reporting expenses	44,946	10,495
Shareholders’ servicing agent fees	75	75
Stock exchange listing fees	3,784	3,488
Investor relations expenses	29,313	7,902
Other	14,051	7,955
Total expenses	3,804,540	923,245
Net investment income (loss)	15,846,429	4,139,810
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	1,046,334	21,439
Swaps	5,732,915	4,613,701
Change in net unrealized appreciation (depreciation) of:
Investments	21,504,059	9,191,407
Swaps	(7,940,239)	(5,977,787)
Net realized and unrealized gain (loss)	20,343,069	7,848,760
Net increase (decrease) in net assets applicable to common shares from operations	$36,189,498	$11,988,570

See accompanying notes to financial statements.

NUVEEN	31

Statement of Changes in Net Assets	(Unaudited)

	NBB		NBD
	Six Months Ended 9/30/17	Year Ended 3/31/17	Six Months Ended 9/30/17	Year Ended 3/31/17
Operations
Net investment income (loss)	$15,846,429	$32,335,416	$4,139,810	$8,466,704
Net realized gain (loss) from:
Investments	1,046,334	9,021,575	21,439	3,911,152
Swaps	5,732,915	(12,401,642)	4,613,701	(6,101,967)
Change in net unrealized appreciation (depreciation) of:
Investments	21,504,059	(32,445,791)	9,191,407	(11,702,541)
Swaps	(7,940,239)	19,301,957	(5,977,787)	11,055,503
Net increase (decrease) in net assets applicable to common shares from operations	36,189,498	15,811,515	11,988,570	5,628,851
Distributions to Common Shareholders
From net investment income	(16,353,507)	(33,977,189)	(4,128,608)	(8,790,405)
Decrease in net assets applicable to common shares from distributions to common shareholders	(16,353,507)	(33,977,189)	(4,128,608)	(8,790,405)
Net increase (decrease) in net assets applicable to common shares	19,835,991	(18,165,674)	7,859,962	(3,161,554)
Net assets applicable to common shares at the beginning of period	566,431,575	584,597,249	158,858,210	162,019,764
Net assets applicable to common shares at the end of period	$586,267,566	$566,431,575	$166,718,172	$158,858,210
Undistributed (Over-distribution of) net investment income at the end of period	$(5,677,300)	$(5,170,222)	$(894,194)	$(905,396)

See accompanying notes to financial statements.

32	NUVEEN

Statement of Cash Flows	Six Months Ended September 30, 2017 (Unaudited)

	NBB	NBD
Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets Applicable to Common Shares from Operations	$36,189,498	$11,988,570
Adjustments to reconcile the net increase (decrease) in net assets applicable to common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(16,398,644)	(7,033,590)
Proceeds from sales and maturities of investments	17,438,935	8,820,575
Proceeds from (Purchases of) short-term investments, net	(1,377,436)	(1,010,712)
Proceeds from (Payments for) swap contracts, net	5,732,915	4,613,701
Premiums received (paid) for interest rate swaps	(111,700)	(56,305)
Amortization (Accretion) of premiums and discounts, net	621,666	96,215
(Increase) Decrease in:
Cash collateral at brokers for investments in swaps	2,605,874	537,051
Receivable for interest	138,457	103,110
Receivable for variation margin on swap contracts	(30,030)	(79,903)
Other assets	(47,827)	(4,406)
Increase (Decrease) in:
Payable for variation margin on swap contracts	(42,457)	(70,166)
Accrued management fees	(2,951)	(410)
Accrued interest on borrowings	21,221	2,824
Accrued Trustees fees	7,398	169
Accrued other expenses	(8,576)	(15,372)
Net realized (gain) loss from:
Investments	(1,046,334)	(21,439)
Swaps	(5,732,915)	(4,613,701)
Change in net unrealized (appreciation) depreciation of:
Investments	(21,504,059)	(9,191,407)
Swaps(1)	(142,372)	(23,138)
Net cash provided by (used in) operating activities	16,310,663	4,041,666
Cash Flows from Financing Activities:
Cash distributions paid to common shareholders	(16,349,710)	(4,127,934)
Net cash provided by (used in) financing activities	(16,349,710)	(4,127,934)
Net Increase (Decrease) in Cash	(39,047)	(86,268)
Cash at the beginning of period	39,064	86,461
Cash at the end of period	$17	$193

	NBB	NBD
Cash paid for interest (excluding borrowing costs)	$1,191,816	$152,080

(1)	Excluding over-the-counter cleared swaps.

See accompanying notes to financial statements.

NUVEEN	33

Financial

Highlights (Unaudited)

Selected data for a common share outstanding throughout each period:

		Investment Operations			Less Distributions to Common Shareholders			Common Share
	Beginning Common Share NAV	Net Investment Income(a) (Loss)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV	Ending Share Price
NBB
Year Ended 3/31:
2018(f)	$21.41	$0.60	$0.77	$1.37	$(0.62)	$—	$(0.62)	$22.16	$21.47
2017	22.09	1.22	(0.62)	0.60	(1.28)	—	(1.28)	21.41	20.90
2016	23.13	1.29	(0.98)	0.31	(1.35)	—	(1.35)	22.09	21.59
2015	21.45	1.37	1.70	3.07	(1.39)	—	(1.39)	23.13	21.24
2014	22.60	1.39	(1.14)	0.25	(1.40)	—	(1.40)	21.45	19.62
2013	21.39	1.35	1.17	2.52	(1.31)	—	(1.31)	22.60	20.97
NBD
Year Ended 3/31:
2018(f)	22.05	0.57	1.09	1.66	(0.57)	—	(0.57)	23.14	22.03
2017	22.49	1.18	(0.40)	0.78	(1.22)	—	(1.22)	22.05	21.63
2016	23.92	1.27	(1.39)	(0.12)	(1.31)	—	(1.31)	22.49	21.52
2015	22.68	1.37	1.24	2.61	(1.37)	—	(1.37)	23.92	21.72
2014	23.92	1.40	(1.29)	0.11	(1.35)	—	(1.35)	22.68	20.50
2013	22.56	1.34	1.31	2.65	(1.29)	—	(1.29)	23.92	22.12

	Borrowings at the End of Period
	Aggregate Amount Outstanding (000)	Asset Coverage Per $1,000
NBB
Year Ended 3/31:
2018(f)	$90,175	$7,501
2017	90,175	7,281
2016	89,500	7,532
2015	89,500	7,839
2014	89,000	7,379
2013	89,000	7,720

NBD
Year Ended 3/31:
2018(f)	12,000	14,893
2017	12,000	14,238
2016	11,800	14,730
2015	11,800	15,603
2014	11,500	15,208
2013	11,500	15,985

34	NUVEEN

Common Share		Common Share Supplemental Data/ Ratios Applicable to Common Shares
Total Returns			Ratios to Average Net Assets (c)
Based on NAV (b)	Based on Share Price (b)	Ending Net Assets (000)	Expenses (d)		Net Investment Income (Loss)		Portfolio Turnover Rate (e)

6.45%	5.76%	$586,268	1.31	%*	5.45	%*	2%
2.66	2.70	566,432	1.21		5.48		11
1.63	8.66	584,597	1.13		5.93		16
14.61	15.75	612,075	1.07		6.04		13
1.44	0.63	567,690	1.12		6.63		6
12.05	10.57	598,113	1.10		6.10		7

7.62	4.54	166,718	1.13	*	5.05	*	4
3.39	6.25	158,858	1.10		5.13		17
(0.25)	5.68	162,020	1.08		5.73		11
11.70	12.86	172,318	1.02		5.77		6
0.76	(0.85)	163,391	1.08		6.34		4
11.97	11.88	172,331	1.07		5.74		4

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.
Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.
(c)	Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to borrowings, where applicable.
(d)	The expense ratios reflect, among other things, all interest expense and other costs related to borrowings (as described in Note 8 – Borrowing Arrangements) and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund (as described in Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities), where applicable, as follows:

NBB
Year Ended 3/31:
2018(f)	0.44	%*
2017	0.33
2016	0.22
2015	0.19
2014	0.22
2013	0.22
NBD
Year Ended 3/31:
2018(f)	0.20	%*
2017	0.16
2016	0.10
2015	0.09
2014	0.11
2013	0.10

(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(f)	For the six months ended September 30, 2017.
*	Annualized.

See accompanying notes to financial statements.

NUVEEN	35

Notes to

Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies

General Information

Fund Information

The funds covered in this report and their corresponding New York Stock Exchange (“NYSE”) symbols are as follows (each a “Fund” and collectively, the “Funds”):

•	Nuveen Build America Bond Fund (NBB)

•	Nuveen Build America Bond Opportunity Fund (NBD)

The Funds are registered under the Investment Company Act of 1940, as amended, as diversified closed-end management investment companies. NBB and NBD were organized as Massachusetts business trusts on December 4, 2009 and June 4, 2010, respectively.

The end of the reporting period for the Funds is September 30, 2017, and the period covered by these Notes to Financial Statements is the six months ended September 30, 2017 (the “current fiscal period”).

Investment Adviser

The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Funds, oversees the management of the Funds’ portfolios, manages the Funds’ business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.

Investment Objectives and Principal Investment Strategies

Each Fund’s primary investment objective is to provide current income through investments in taxable municipal securities. Each Fund’s secondary investment objective is to seek enhanced portfolio value and total return. The Funds seek to achieve their investment objectives by investing primarily in a diversified portfolio of taxable municipal securities known as Build America Bonds (“BABs”), which make up approximately 80% of their managed assets (as defined in Note 7 – Management Fees and Other Transactions with Affiliates). BABs are taxable municipal securities that include bonds issued by state and local governments to finance capital projects such as public schools, roads, transportation infrastructure, bridges, ports and public buildings, among others, pursuant to the American Recovery and Reinvestment Act of 2009, which offer municipal issuers a federal subsidy equal to 35% of a bond’s interest payments. Under normal circumstances, the Funds may invest 20% of their managed assets in securities other than BABs, including taxable and tax-exempt municipal securities, U.S. Treasury and other U.S. government agency securities. At least 80% of each Fund’s managed assets will be invested in securities that are investment grade quality at the time of purchase, as rated by at least one independent rating agency or judged to be of comparable quality by the Sub-Adviser. In addition, each Fund will use an integrated leverage and hedging strategy so that the Fund has the potential to enhance income and risk-adjusted total return over time. Each Fund may employ leverage instruments such as bank borrowings, including loans from certain financial institutions, and portfolio investments that have the economic effect of leverage, including investments in inverse floating rate securities. Each Fund’s overall goal is to outperform over time the Barclays Build America Bond Index, an unleveraged index representing the BABs market, while maintaining a comparable overall level of interest rate risk.

The BAB program expired on December 31, 2010, and was not renewed. NBB and NBD each have contingent term provisions stating that if there are no new issuances of BABs or similar U.S. Treasury-subsidized taxable municipal bonds for any twenty-four month period ending on or before December 31, 2014, NBB and NBD will terminate on or around June 30, 2020, and December 31, 2020, respectively. Since there has been no new issuance of BABs for a twenty-four month period, the Funds are currently being managed in line with these termination dates and the distribution of each Fund’s assets to shareholders is planned for those times.

Significant Accounting Policies

Each Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 “Financial Services – Investment Companies.” The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”).

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may

36	NUVEEN

have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.

As of the end of the reporting period, the Funds did not have any outstanding when-issued/delayed delivery purchase commitments.

Investment Income

Investment income, which reflects the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also reflects payment-in-kind (“PIK”) interest and paydown gains and losses, if any. PIK interest represents income received in the form of securities in lieu of cash.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

Dividends and Distributions to Common Shareholders

Dividends from net investment income, if any, are declared monthly. Net realized capital gains from investment transactions, if any, are distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to common shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Compensation

The Funds pay no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Funds’ Board of Trustees (the “Board”) has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

Indemnifications

Under the Funds’ organizational documents, their officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Netting Agreements

In the ordinary course of business, the Funds have entered into transactions subject to enforceable master repurchase agreements, International Swaps and Derivatives Association, Inc. (“ISDA”) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.

The Funds’ investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to common shares from operations during the current fiscal period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market

NUVEEN	37

Notes to Financial Statements (Unaudited) (continued)

participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

Prices of fixed income securities are provided by an independent pricing service (“pricing service”) approved by the Board. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.

Prices of swap contracts are also provided by a pricing service approved by the Board using the same methods as described above and are generally classified as Level 2.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s net asset value (“NAV”) (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

NBB	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$—	$706,647,573	$—	$706,647,573
Short-Term Investments:
Municipal Bonds	—	1,377,436	—	1,377,436
Investments in Derivatives:
Interest Rate Swaps**	—	(3,687,712)	—	(3,687,712)
Total	$—	$704,337,297	$—	$704,337,297

NBD
Long-Term Investments*:
Municipal Bonds	$—	$174,958,536	$—	$174,958,536
Short-Term Investments:
Municipal Bonds	—	1,010,712	—	1,010,712
Investments in Derivatives:
Interest Rate Swaps**	—	(1,288,094)	—	(1,288,094)
Total	$—	$174,681,154	$—	$174,681,154
*	Refer to the Fund’s Portfolio of Investments for state classifications.
**	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.

38	NUVEEN

The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board, is responsible for making fair value determinations, evaluating the effectiveness of the Funds’ pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Inverse Floating Rate Securities

Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond (referred to as an “Underlying Bond”), typically with a fixed interest rate, into a special purpose tender option bond (“TOB”) trust (referred to as the “TOB Trust”) created by or at the direction of one or more Funds. In turn, the TOB Trust issues (a) floating rate certificates (referred to as “Floaters”), in face amounts equal to some fraction of the Underlying Bond’s par amount or market value, and (b) an inverse floating rate certificate (referred to as an “Inverse Floater”) that represents all remaining or residual interest in the TOB Trust. Floaters typically pay short-term tax-exempt interest rates to third parties who are also provided a right to tender their certificate and receive its par value, which may be paid from the proceeds of a remarketing of the Floaters, by a loan to the TOB Trust from a third party liquidity provider (“Liquidity Provider”), or by the sale of assets from the TOB Trust. The Inverse Floater is issued to a long term investor, such as one or more of the Funds. The income received by the Inverse Floater holder varies inversely with the short-term rate paid to holders of the Floaters, and in most circumstances the Inverse Floater holder bears substantially all of the Underlying Bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the Underlying Bond’s value. The value of an Inverse Floater will be more volatile than that of the Underlying Bond because the interest rate is dependent on not only the fixed coupon rate of the Underlying Bond but also on the short-term interest paid on the Floaters, and because the Inverse Floater essentially bears the risk of loss (and possible gain) of the greater face value of the Underlying Bond.

The Inverse Floater held by a Fund gives the Fund the right to (a) cause the holders of the Floaters to tender their certificates at par (or slightly more than par in certain circumstances), and (b) have the trustee of the TOB Trust (the “Trustee”) transfer the Underlying Bond held by the TOB Trust to the Fund, thereby collapsing the TOB Trust.

The Fund may acquire an Inverse Floater in a transaction where it (a) transfers an Underlying Bond that it owns to a TOB Trust created by a third party or (b) transfers an Underlying Bond that it owns, or that it has purchased in a secondary market transaction for the purpose of creating an Inverse Floater, to a TOB Trust created at its direction, and in return receives the Inverse Floater of the TOB Trust (referred to as a “self-deposited Inverse Floater”). A Fund may also purchase an Inverse Floater in a secondary market transaction from a third party creator of the TOB Trust without first owning the Underlying Bond (referred to as an “externally-deposited Inverse Floater”).

An investment in a self-deposited Inverse Floater is accounted for as a “financing” transaction (i.e., a secured borrowing). For a self-deposited Inverse Floater, the Underlying Bond deposited into the TOB Trust is identified in the Fund’s Portfolio of Investments as “(UB) – Underlying bond of an inverse floating rate trust reflected as a financing transaction,” with the Fund recognizing as liabilities, labeled “Floating rate obligations” on the Statement of Assets and Liabilities, (a) the liquidation value of Floaters issued by the TOB Trust, and (b) the amount of any borrowings by the TOB Trust from a

NUVEEN	39

Notes to Financial Statements (Unaudited) (continued)

Liquidity Provider to enable the TOB Trust to purchase outstanding Floaters in lieu of a remarketing. In addition, the Fund recognizes in “Investment Income” the entire earnings of the Underlying Bond, and recognizes (a) the interest paid to the holders of the Floaters or on the TOB Trust’s borrowings, and (b) other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust, as a component of “Interest expense” on the Statement of Operations.

In contrast, an investment in an externally-deposited Inverse Floater is accounted for as a purchase of the Inverse Floater and is identified in the Fund’s Portfolio of Investments as “(IF) – Inverse floating rate investment.” For an externally-deposited Inverse Floater, a Fund’s Statement of Assets and Liabilities recognizes the Inverse Floater and not the Underlying Bond as an asset, and the Fund does not recognize the Floaters, or any related borrowings from a Liquidity Provider, as a liability. Additionally, the Fund reflects in “Investment Income” only the net amount of earnings on the Inverse Floater (net of the interest paid to the holders of the Floaters or the Liquidity Provider as lender, and the expenses of the Trust), and does not show the amount of that interest paid or the expenses of the TOB Trust as described above as interest expense on the Statement of Operations.

Fees paid upon the creation of a TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters are recognized as part of the cost basis of the Inverse Floater and are capitalized over the term of the TOB Trust.

As of the end of the reporting period, the aggregate value of Floaters issued by each Fund’s TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:

Floating Rate Obligations Outstanding	NBB	NBD
Floating rate obligations: self-deposited Inverse Floaters	$47,700,000	$5,390,000
Floating rate obligations: externally-deposited Inverse Floaters	90,580,000	48,610,000
Total	$138,280,000	$54,000,000

During the current fiscal period, the average amount of Floaters (including any borrowings from a Liquidity Provider) outstanding and the average annual interest rate and fees related to self-deposited Inverse Floaters, were as follows:

Self-Deposited Inverse Floaters	NBB	NBD
Average floating rate obligations outstanding	$47,700,000	$5,390,000
Average annual interest rate and fees	1.43%	1.44%

TOB Trusts are supported by a liquidity facility provided by a Liquidity Provider pursuant to which the Liquidity Provider agrees, in the event that Floaters are (a) tendered to the Trustee for remarketing and the remarketing does not occur, or (b) subject to mandatory tender pursuant to the terms of the TOB Trust agreement, to either purchase Floaters or to provide the Trustee with an advance from a loan facility to fund the purchase of Floaters by the TOB Trust. In certain circumstances, the Liquidity Provider may otherwise elect to have the Trustee sell the Underlying Bond to retire the Floaters that were tendered and not remarketed prior to providing such a loan. In these circumstances, the Liquidity Provider remains obligated to provide a loan to the extent that the proceeds of the sale of the Underlying Bond is not sufficient to pay the purchase price of the Floaters.

The size of the commitment under the loan facility for a given TOB Trust is at least equal to the balance of that TOB Trust’s outstanding Floaters plus any accrued interest. In consideration of the loan facility, fee schedules are in place and are charged by the Liquidity Provider(s). Any loans made by the Liquidity Provider will be secured by the purchased Floaters held by the TOB Trust. Interest paid on any outstanding loan balances will be effectively borne by the Fund that owns the Inverse Floaters of the TOB Trust that has incurred the borrowing and may be at a rate that is greater than the rate that would have been paid had the Floaters been successfully remarketed.

As described above, any amounts outstanding under a liquidity facility are recognized as a component of “Floating rate obligations” on the Statement of Assets and Liabilities by the Fund holding the corresponding Inverse Floaters issued by the borrowing TOB Trust. As of the end of the reporting period, there were no loans outstanding under any such facility.

Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a “recourse arrangement”) (TOB Trusts involving such agreements are referred to herein as “Recourse Trusts”), under which a Fund agrees to reimburse the Liquidity Provider for the Trust’s Floaters, in certain circumstances, for the amount (if any) by which the liquidation value of the Underlying Bond held by the TOB Trust may fall short of the sum of the liquidation value of the Floaters issued by the TOB Trust plus any amounts borrowed by the TOB Trust from the Liquidity Provider, plus any shortfalls in interest cash flows. Under these agreements, a Fund’s potential exposure to losses related to or on an Inverse Floater may increase beyond the value of the Inverse Floater as a Fund may potentially be liable to fulfill all amounts owed to holders of the Floaters or the Liquidity Provider. Any such shortfall amount in the aggregate is recognized as “Unrealized depreciation on Recourse Trusts” on the Statement of Assets and Liabilities.

As of the end of the reporting period, each Fund’s maximum exposure to the Floaters issued by Recourse Trusts for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:

Floating Rate Obligations - Recourse Trusts	NBB	NBD
Maximum exposure to Recourse Trusts: self-deposited Inverse Floaters	$47,700,000	$5,390,000
Maximum exposure to Recourse Trusts: externally-deposited Inverse Floaters	90,580,000	48,610,000
Total	$138,280,000	$54,000,000

40	NUVEEN

Repurchase Agreements

In connection with transactions in repurchase agreements, it is each Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

The following table presents the repurchase agreements for the Funds that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.

Fund	Counterparty	Short-Term Investments, at value	Collateral Pledged (From) Counterparty*	Net Exposure
NBB	Fixed Income Clearing Corporation	$1,377,436	$(1,377,436)	$—
NBD	Fixed Income Clearing Corporation	1,010,712	(1,010,712)	—
*	As of the end of the reporting period, the value of the collateral pledged from the counterparty exceeded the value of the repurchase agreements. Refer to the Fund’s Portfolio of Investments for details on the repurchase agreements.

Zero Coupon Securities

A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Investments in Derivatives

In addition to the inverse floating rate securities in which each Fund may invest, which are considered portfolio securities for financial reporting purposes, each Fund is authorized to invest in certain other derivative instruments such as futures, options and swap contracts. Each Fund limits its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim the exclusion from registration by the Commodity Futures Trading Commission as a commodity pool operator with respect to the Fund. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Interest Rate Swap Contracts

Interest rate swap contracts involve a Fund’s agreement with the counterparty to pay or receive a fixed rate payment in exchange for the counterparty receiving or paying a variable rate payment. Forward interest rate swap contracts involve a Fund’s agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Fund a variable or fixed rate payment, the accruals for which would begin at a specified date in the future (the “effective date”).

The amount of the payment obligation for an interest rate swap is based on the notional amount and the termination date of the swap contract. Interest rate swap contracts do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the net amount of interest payments that the Fund is to receive.

Interest rate swap contracts are valued daily. Upon entering into an interest rate swap contract (and beginning on the effective date for a forward interest rate swap contract), a Fund accrues the fixed rate payment expected to be paid or received and the variable rate payment expected to be received or paid on the interest rate swap contracts on a daily basis, and recognizes the daily change in the fair value of the Fund’s contractual rights and obligations under the contracts. For an over-the-counter (“OTC”) swap that is not cleared through a clearing house (“OTC Uncleared”), the amount recorded on these transactions is recognized on the Statement of Assets and Liabilities as a component of “Unrealized appreciation or depreciation on interest rate swaps.”

Upon the execution of an OTC swap cleared through a clearing house (“OTC Cleared”), the Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash deposited by the Fund to cover initial margin requirements on open swap contracts, if any, is recognized as a component of “Cash collateral at brokers for investments in swaps” on the Statement of Assets and Liabilities. Investments in OTC Cleared swaps obligate the Fund and the clearing broker to settle monies on a daily basis representing changes in the prior day’s “mark-to-market” of the swap contract. If the Fund has unrealized appreciation, the clearing broker will credit the Fund’s account with an amount equal to the appreciation. Conversely, if the Fund has unrealized depreciation, the clearing broker will debit the Fund’s account with an amount equal to the depreciation. These daily cash settlements are also known as “variation margin.” Variation margin for OTC Cleared swaps is recognized as a receivable and/or payable for “Variation margin on swap contracts” on the Statement of Assets and Liabilities. Upon the execution of an OTC Uncleared swap, neither the Fund nor the counterparty is required to deposit initial margin as the trades are recorded bilaterally between both parties to the swap contract, and the terms of the variation margin are subject to a predetermined threshold negotiated by the Fund and the counterparty. Variation margin for OTC Uncleared swaps is recognized as a component of “Unrealized appreciation or depreciation on interest rate swaps” as described in the preceding paragraph.

NUVEEN	41

Notes to Financial Statements (Unaudited) (continued)

The net amount of periodic payments settled in cash are recognized as a component of “Net realized gain (loss) from swaps” on the Statement of Operations, in addition to the net realized gain or loss recorded upon the termination of the swap contract. For tax purposes, payments expected to be received or paid on the swap contracts are treated as ordinary income or expense, respectively. Changes in the value of the swap contracts during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of swaps” on the Statement of Operations. In certain instances, payments are made or received upon entering into the swap contract to compensate for differences between the stated terms of the swap agreements and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Payments received or made at the beginning of the measurement period, if any, are recognized as “Interest rate swaps-OTC cleared/OTC uncleared premiums paid and/or received” on the Statement of Assets and Liabilities.

During the current fiscal period, each Fund continued to use swap contracts to reduce the duration of its bond portfolio as well as to fix its interest cost of leverage.

The average notional amount of interest rate swap contracts outstanding during the current fiscal period was as follows:

	NBB	NBD
Average notional amount of interest rate swap contracts outstanding*	$202,566,667	$103,333,333
*	The average notional amount is calculated based on the outstanding notional at the beginning of the fiscal period and at the end of each fiscal quarter within the current fiscal period.

The following table presents the fair value of all swap contracts held by the Funds as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		(Liability) Derivatives
		Location	Value	Location	Value
NBB
				Unrealized depreciation on interest
Interest rate	Swaps (OTC Uncleared)	—	$—	rate swaps	$(1,851,274)
		Receivable for variation
Interest rate	Swaps (OTC Cleared)	margin on swap contracts**	135,771	—
					—
				Payable for variation
				margin on swap contracts**	(1,972,209)
Total			$135,771		$(3,823,483)

NBD
				Unrealized depreciation on interest
Interest rate	Swaps (OTC Uncleared)	—	$—	rate swaps	$(624,199)
		Receivable for variation
Interest rate	Swaps (OTC Cleared)	margin on swap contracts**	189,427	—	—
		Receivable for variation		Payable for variation
		margin on swap contracts**	(209,759)	margin on swap contracts**	(643,563)

Total			$(20,332)		$(1,267,762)
**	Value represents the unrealized appreciation (depreciation) of swaps as reported in the Fund’s Portfolio of Investments and not the asset and/or liability amount as described in the table above.

The following table presents the Funds’ swap contracts subject to netting agreements, and the collateral delivered related to those swap contracts, as of end of the reporting period.

					Gross Amount Not Offset on the Statement of Assets and Liabilities
Fund	Counterparty	Gross Unrealized Appreciation on Interest ** Rate* Swaps	Gross Unrealized (Depreciation) on Interest Rate** Swaps*	Net Unrealized Appreciation (Depreciation) on Interest Rate Swaps	Interest Rate Swaps Premiums Paid	Collateral Pledged to (from) Counterparty	Net Exposure
NBB
	Morgan Stanley Capital Services LLC	$—	$(1,851,274)	$(1,851,274)	$1,831,000	$20,274	$—
NBD
	Barclays Bank PLC	$—	$(624,199)	$(624,199)	$547,000	$77,199	$—
***	Represents gross unrealized appreciation (depreciation) for the counterparty as reported in the Fund’s Portfolio of Investments.

42	NUVEEN

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (deprecation) recognized on swap contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Fund	Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Swaps	Change in Net Unrealized Appreciation (Depreciation) of Swaps
NBB	Interest rate	Swaps	$5,732,915	$(7,940,239)
NBD	Interest rate	Swaps	4,613,701	(5,977,787)

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

4. Fund Shares

The Funds did not have any transactions in shares during the current and prior fiscal period.

5. Investment Transactions

Long-term purchases and sales (including maturities but excluding derivative transactions) during the current fiscal period were as follows:

	NBB	NBD
Purchases	$16,398,644	$7,033,590
Sales and maturities	17,438,935	8,820,575

6. Income Tax Information

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate securities reflected as financing transactions, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.

The tables below present the cost and unrealized appreciation (depreciation) of each Fund’s investment portfolio, as determined on a federal income tax basis, as of September 30, 2017.

NUVEEN	43

Notes to Financial Statements (Unaudited) (continued)

For purposes of this disclosure, derivative tax cost is generally the sum of any upfront fees or premiums exchanged and any amounts unrealized for income statement reporting but realized in income and/or capital gains for tax reporting. If a particular derivative category does not disclose any tax unrealized appreciation or depreciation, the change in value of those derivatives have generally been fully realized for tax purposes.

	NBB	NBD
Tax cost of investments	$567,188,874	$127,156,484
Gross unrealized:
Appreciation	$96,319,398	$43,900,137
Depreciation	(3,189,018)	(480,250)
Net unrealized appreciation (depreciation) of investments	$93,130,380	$43,419,887

	NBB	NBD
Tax cost of swaps	$1,831,700	$547,805
Net unrealized appreciation (depreciation) of swaps	(3,687,712)	(1,288,094)

Permanent differences, primarily due to bond premium amortization and treatment of notional principal contracts, resulted in reclassifications among the Funds’ components of common share net assets as of March 31, 2017, the Funds’ last tax year end, as follows:

	NBB	NBD
Paid-in surplus	$—	$—
Undistributed (Over-distribution of) net investment income	509,007	163,894
Accumulated net realized gain (loss)	(509,007)	(163,894)

The tax components of undistributed net ordinary income and net long-term capital gains as of March 31, 2017, the Funds’ last tax year end, were as follows:

	NBB	NBD
Undistributed net ordinary income[1]	$1,561,526	$164,684
Undistributed net long-term capital gains	—	—
[1]	Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any. Undistributed net ordinary income (on a tax basis) has not been reduced for the dividend declared on March 1, 2017, and paid on April 3, 2017.

The tax character of distributions paid during the Funds’ last tax year ended March 31, 2017 was designated for purposes of the dividends paid deduction as follows:

	NBB	NBD
Distributions from net ordinary income[2]	$34,215,347	$8,884,074
Distributions from net long-term capital gains	—	—
[2]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

As of March 31, 2017, the Funds’ last tax year end, the Funds had unused capital losses carrying forward available for federal income tax purposes to be applied against future capital gains, if any. The capital losses are not subject to expiration.

	NBB	NBD
Capital losses to be carried forward – not subject to expiration	$13,236,909	$16,905,799

7. Management Fees and Other Transactions with Affiliates

Management Fees

Each Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

44	NUVEEN

The annual Fund-level fee, payable monthly, for each Fund is calculated according to the following schedule:

Average Daily Managed Assets*	Fund-Level Fee
For the first $125 million	0.4500%
For the next $125 million	0.4375
For the next $250 million	0.4250
For the next $500 million	0.4125
For the next $1 billion	0.4000
For the next $3 billion	0.3750
For managed assets over $5 billion	0.3625

The annual complex-level fee, payable monthly, for each Fund is calculated by multiplying the current complex-wide fee rate, determined according to the following schedule by the Fund’s daily managed assets:

Complex-Level Managed Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*	For the complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen Funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen Funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen Fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. As of September 30, 2017, the complex-level fee for each Fund was 0.1599%.

Other Transactions with Affiliates

Each Fund is permitted to purchase or sell securities from or to certain other funds managed by the Adviser (“inter-fund trade”) under specified conditions outlined in procedures adopted by the Board. These procedures have been designed to ensure that any inter-fund trades of securities by the Fund from or to another fund that is, or could be, considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser (or affiliated investment adviser), common officer and/or common trustee complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each inter-fund trade is effected at the current market price as provided by an independent pricing service. Unsettled inter-fund trades as of the end of the reporting period are recognized as a component of “Receivable for investments sold” and/or “Payable for investments purchased” on the Statement of Assets and Liabilities, when applicable.

During the current fiscal period, the Funds did not engage in inter-fund trades pursuant to these procedures.

8. Borrowing Arrangements

Each fund entered into a committed secured 364-day line of credit (“Borrowings”) which permits the Funds to borrow on a secured basis as a means of leverage. Each Fund’s maximum commitment amount under these Borrowings is as follows:

	NBB	NBD
Maximum commitment amount	$95,000,000	$15,000,000

NUVEEN	45

Notes to Financial Statements (Unaudited) (continued)

As of the end of the reporting period, each Fund’s outstanding balance on its Borrowings was as follows:

	NBB	NBD
Outstanding balance on Borrowings	$90,175,000	$12,000,000

During the current fiscal period, the average daily balance outstanding and average annual interest rate on each Fund’s Borrowings were as follows:

	NBB	NBD
Average daily balance outstanding	$90,175,000	$12,000,000
Average annual interest rate	1.89%	1.89%

In order to maintain these Borrowings, the Funds must meet certain collateral, asset coverage and other requirements. Borrowings outstanding are fully secured by securities held in each Fund’s portfolio of investments. Interest expense incurred on each Fund’s Borrowings was calculated at a rate per annum equal to the higher of (i) the overnight Federal Funds rate plus 0.85% or (ii) the one-month London Inter-bank Offered Rate plus 0.85% for the period April 1, 2017 through May 17, 2017. In addition to the interest expense, the Funds each paid a 0.15% per annum facility fee, based on the unused portion of the commitment amount of the Borrowings at all times when the outstanding Borrowings is greater than 50% of the maximum commitment amount, otherwise the fee is increased to 0.25% per annum.

On May 17, 2017, each Fund renewed its Borrowings, at which time the termination date was extended through May 16, 2018. The interest charged on each Fund’s Borrowings was changed from the higher of (i) the overnight Federal Funds rate plus 0.85% or (ii) the one-month London Inter-bank Offered Rate plus 0.85% to the higher of (i) the overnight Federal Funds rate plus 0.75% or (ii) the one-month LIBOR plus 0.75%. Each Fund also incurred an upfront fee of 0.10% based on the maximum commitment amount of the Borrowings through the renewal date. All other terms of the Borrowings remained unchanged.

Each Fund’s borrowings outstanding is recognized as “Borrowings” on the Statement of Assets and Liabilities. Interest expense, facility fees and other fees incurred on the Borrowings are recognized as a component of “Interest expense” on the Statement of Operations.

Inter-Fund Borrowing and Lending

The SEC has granted an exemptive order permitting registered open-end and closed-end Nuveen funds to participate in an inter-fund lending facility whereby the Nuveen funds may directly lend to and borrow money from each other for temporary purposes (e.g., to satisfy redemption requests or when a sale of securities “fails,” resulting in an unanticipated cash shortfall) (the “Inter-Fund Program”). The closed-end Nuveen funds, including the Funds covered by this shareholder report, will participate only as lenders, and not as borrowers, in the Inter-Fund Program because such closed-end funds rarely, if ever, need to borrow cash to meet redemptions. The Inter-Fund Program is subject to a number of conditions, including, among other things, the requirements that (1) no fund may borrow or lend money through the Inter-Fund Program unless it receives a more favorable interest rate than is typically available from a bank or other financial institution for a comparable transaction; (2) no fund may borrow on an unsecured basis through the Inter-Fund Program unless the fund’s outstanding borrowings from all sources immediately after the inter-fund borrowing total 10% or less of its total assets; provided that if the borrowing fund has a secured borrowing outstanding from any other lender, including but not limited to another fund, the inter-fund loan must be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value; (3) if a fund’s total outstanding borrowings immediately after an inter-fund borrowing would be greater than 10% of its total assets, the fund may borrow through the interfund loan on a secured basis only; (4) no fund may lend money if the loan would cause its aggregate outstanding loans through the Inter-Fund Program to exceed 15% of its net assets at the time of the loan; (5) a fund’s inter-fund loans to any one fund shall not exceed 5% of the lending fund’s net assets; (6) the duration of inter-fund loans will be limited to the time required to receive payment for securities sold, but in no event more than seven days; and (7) each inter-fund loan may be called on one business day’s notice by a lending fund and may be repaid on any day by a borrowing fund. In addition, a Nuveen fund may participate in the Inter-Fund Program only if and to the extent that such participation is consistent with the fund’s investment objective and investment policies. The Board is responsible for overseeing the Inter-Fund Program.

The limitations detailed above and the other conditions of the SEC exemptive order permitting the Inter-Fund Program are designed to minimize the risks associated with Inter-Fund Program for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. When a fund borrows money from another fund, there is a risk that the loan could be called on one day’s notice or not renewed, in which case the fund may have to borrow from a bank at a higher rate or take other actions to payoff such loan if an inter-fund loan is not available from another fund. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.

During May 2017, the Board approved the Nuveen funds participation in the Inter-Fund Program. During the current reporting period, none of the Funds have entered into any inter-fund loan activity.

9. New Accounting Pronouncements

Accounting Standards Update (“ASU”) 2017-08 (“ASU 2017-08”) Premium Amortization on Purchased Callable Debt Securities

During March 2017, the Financial Accounting Standards Board (“FASB”) issued ASU 2017-08, which shortens the premium amortization period for purchased non-contingently callable debt securities. ASU 2017-08 specifies that the premium amortization period ends at the earliest call date, for purchased non-contingently callable debt securities. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the implications of ASU 2017-08, if any.

46	NUVEEN

Additional

Fund Information

Board of Trustees
Margo Cook*	Jack B. Evans	William C. Hunter	David J. Kundert	Albin F. Moschner	John K. Nelson
William J. Schneider	Judith M. Stockdale	Carole E. Stone	Terence J. Toth	Margaret L. Wolff	Robert C. Young

* Interested Board Member.

Fund Manager Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606	Custodian State Street Bank & Trust Company One Lincoln Street Boston, MA 02111	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Independent Registered Public Accounting Firm KPMG LLP 200 East Randolph Drive Chicago, IL 60601	Transfer Agent and Shareholder Services Computershare Trust Company, N.A. 250 Royall Street Canton, MA 02021 (800) 257-8787

Quarterly Form N-Q Portfolio of Investments Information

Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information

You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC online at http://www.sec.gov.

CEO Certification Disclosure

Each Fund’s Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. Each Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Common Share Repurchases

Each Fund intends to repurchase, through its open-market share repurchase program, shares of its own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, each Fund repurchased shares of its common stock as shown in the accompanying table. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

	NBB	NBD
Common Shares repurchased	—	—

FINRA BrokerCheck

The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

NUVEEN	47

Glossary of Terms

Used in this Report

∎	Auction Rate Bond: An auction rate bond is a security whose interest payments are adjusted periodically through an auction process, which process typically also serves as a means for buying and selling the bond. Auctions that fail to attract enough buyers for all the shares offered for sale are deemed to have “failed,” with current holders receiving a formula-based interest rate until the next scheduled auction.

∎	Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

∎	Bloomberg Barclays Aggregate-Eligible Build America Bond Index: An unleveraged index that comprises all direct pay Build America Bonds that are SEC-regulated, taxable, dollar-denominated and have at least one year to final maturity, at least $250 million par amount outstanding, and are determined to be investment grade by Bloomberg Barclays. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

∎	Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s or bond fund’s value to changes when market interest rates change. Generally, the longer a bond’s or fund’s duration, the more the price of the bond or fund will change as interest rates change.

∎	Effective Leverage: Effective leverage is a fund’s effective economic leverage, and includes both regulatory leverage (see leverage) and the leverage effects of certain derivative investments in a fund’s portfolio. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any regulatory leverage.

∎	Forward Interest Rate Swap: A contractual agreement between two counterparties under which one party agrees to make periodic payments to the other for an agreed period of time based on a fixed rate, while the other party agrees to make periodic payments based on a floating rate of interest based on an underlying index. Alternatively, both series of cashflows to be exchanged could be calculated using floating rates of interest but floating rates that are based upon different underlying indices.

∎	Inverse Floating Rate Securities: Inverse floating rate securities, also known as inverse floaters or tender option bonds (TOBs), are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

∎	Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.

∎	Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund’s Net Assets divided by its number of shares outstanding.

48	NUVEEN

∎	Pre-Refunding: Pre-Refunding, also known as advanced refundings or refinancings, is a procedure used by state and local governments to refinance municipal bonds to lower interest expenses. The issuer sells new bonds with a lower yield and uses the proceeds to buy U.S. Treasury securities, the interest from which is used to make payments on the higher-yielding bonds. Because of this collateral, pre-refunding generally raises a bond’s credit rating and thus its value.

∎	Regulatory Leverage: Regulatory leverage consists of preferred shares issued by or borrowings of a fund. Both of these are part of a fund’s capital structure. Regulatory leverage is subject to asset coverage limits set in the Investment Company Act of 1940.

∎	Total Investment Exposure: Total investment exposure is a fund’s assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes a fund’s use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities.

∎	Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

NUVEEN	49

Reinvest Automatically,

Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan

Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares. By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested. It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each month you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Flexible

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan. The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting distributions

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

50	NUVEEN

Annual Investment

Management Agreement Approval Process (Unaudited)

The Board of Trustees (each, a “Board,” and each Trustee, a “Board Member”) of each Fund, including the Board Members who are not parties to the applicable advisory or sub-advisory agreements or “interested persons” of any such parties (the “Independent Board Members”), oversees the management of its respective Fund, including the performance of Nuveen Fund Advisors, LLC, the Funds’ investment adviser (the “Adviser”), and Nuveen Asset Management, LLC, the Funds’ sub-adviser (the “Sub-Adviser”). As required by applicable law, after the initial term of the respective Fund following commencement of its operations, the Board is required to consider annually whether to renew the Fund’s management agreement with the Adviser (the “Investment Management Agreement”) and its sub-advisory agreement with the Sub-Adviser (the “Sub-Advisory Agreement” and, together with the Investment Management Agreement, the “Advisory Agreements”). Accordingly, the Board met in person on April 11-12, 2017 (the “April Meeting”) and May 23-25, 2017 (the “May Meeting”) to consider the approval of each Advisory Agreement that was up for renewal for an additional one-year period.

The Board considered its review of the Advisory Agreements as an ongoing process encompassing the information received and the deliberations the Board and its committees have had throughout the year. The Board met regularly during the year and received materials and discussed topics that were relevant to the annual consideration of the renewal of the Advisory Agreements, including, among other things, overall market performance and developments; fund investment performance; investment team review; valuation of securities; compliance, regulatory and risk management matters; and other developments. The Board had also established several standing committees, including the Open-end Fund Committee and Closed-end Fund Committee, which met regularly throughout the year to permit the Board Members to delve deeper into the topics particularly relevant to the respective product line. The Board further continued its practice of seeking to meet periodically with the Sub-Adviser and its investment team. The accumulated information, knowledge, and experience the Board Members had gained during their tenure on the Board governing the Funds and working with the Fund Advisers (as defined below) were taken into account in their review of the Advisory Agreements.

In addition to the materials received by the Board or its committees throughout the year, the Board reviewed extensive additional materials prepared specifically for its annual review of the Advisory Agreements in response to a request by independent legal counsel on behalf of the Independent Board Members. The materials addressed a variety of topics, including, but not limited to, a description of the services provided by the Adviser and Sub-Adviser (the Adviser and the Sub-Adviser are each a “Fund Adviser”); an analysis of fund performance including comparative industry data and a detailed focus on any performance outliers; an analysis of the Sub-Adviser; an analysis of the fees and expense ratios of the Nuveen funds in absolute terms and in comparison to the fees and expenses of peers with a focus on any expense outliers; an assessment of shareholder services for the Nuveen funds and of the performance of certain service providers; a review of initiatives instituted or continued during the past year; a review of premium/discount trends and leverage management for the closed-end funds; and information regarding the profitability of the Fund Advisers, the compensation of portfolio managers, and compliance and risk matters. The materials provided in connection with the annual review included information compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge” or “Lipper”), an independent provider of investment company data, comparing, in relevant part, each Fund’s fees and expenses with those of a comparable universe of funds (the “Peer Universe”), as selected by Broadridge (the “Broadridge Report”). The Independent Board Members also received a memorandum from independent legal counsel outlining their fiduciary duties and legal standards in reviewing the Advisory Agreements.

As part of its annual review, the Board met at the April Meeting to review the investment performance of the Funds and to consider the Adviser’s analysis of the Sub-Adviser evaluating, among other things, the Sub-Adviser’s assets under management, investment team, performance, organizational stability, and investment approach. During the review, the Independent Board Members

NUVEEN	51

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

requested and received additional information from management. At the May Meeting, the Board, including the Independent Board Members, continued its review and ultimately approved the continuation of the Advisory Agreements for an additional year.

Throughout the year and throughout their review of the Advisory Agreements, the Independent Board Members were assisted by independent legal counsel and met with counsel separately without management present. In deciding to renew the Advisory Agreements, the Independent Board Members did not identify a particular factor as determinative, but rather the decision reflected the comprehensive consideration of all the information presented, and each Board Member may have attributed different weights to the various factors and information considered in connection with the approval process. The following summarizes the principal factors, but not all the factors, the Board considered in its review of the Advisory Agreements and its conclusions.

A.    Nature, Extent and Quality of Services

In evaluating the renewal of the Advisory Agreements, the Independent Board Members received and considered information regarding the nature, extent and quality of the applicable Fund Adviser’s services provided to the respective Fund and the resulting performance of each Fund. The Board recognized the myriad of services the Adviser and its affiliates provided to manage and operate the Nuveen funds, including (a) product management (such as managing distributions, positioning the product in the marketplace, maintaining and enhancing shareholder communications and reporting to the Board); (b) investment oversight, risk management and securities valuation (such as overseeing the sub-advisers and other service providers, analyzing investment performance and risks, overseeing risk management and disclosure, executing the daily valuation of securities, and analyzing trade execution); (c) fund administration (such as helping to prepare fund tax returns and complete other tax compliance matters and helping to prepare regulatory filings and shareholder reports); (d) fund board administration (such as preparing board materials and organizing and providing assistance for board meetings); (e) compliance (such as helping to devise and maintain the Nuveen funds’ compliance program and test for adherence); (f) legal support (such as helping to prepare registration statements and proxy statements, interpreting regulations and policies and overseeing fund activities); (g) with respect to certain closed-end funds, providing leverage, capital and distribution management services; and (h) with respect to certain open-end funds with portfolios that have a leverage component, providing such leverage management services.

The Board further noted the Adviser’s continued dedication to investing in its business to enhance the quality and breadth of the services provided to the Funds. The Board recognized the Adviser’s investment in staffing over recent years to support the services provided to the Nuveen funds in key areas, including in investment services, product management, retail distribution and information technology, closed-end funds and structured products, as well as in fund administration, operations and risk management. The Board further noted the Adviser’s continued commitment to enhancing its compliance program by, among other things, restructuring the compliance organization, developing a unified compliance program, adding compliance staff, and developing and/or revising policies and procedures as well as building further infrastructure to address new regulatory requirements or guidance and the growth of the complex. The Board also considered the enhancements to Nuveen’s cybersecurity capabilities, systems and processes to value securities, stress test reporting and risk and control self-assessments.

In addition, the Independent Board Members considered information highlighting the various initiatives that the Adviser had implemented or continued over recent years to benefit the open-end fund and closed-end fund product lines and/or particular Nuveen funds. The Board noted the Adviser’s continued efforts to rationalize the open-end fund and closed-end fund product lines through, among other things, mergers, liquidations and repositionings in seeking to provide enhanced shareholder value over the years through increased efficiency, reduced costs, improved performance and revised investment approaches that are more relevant to current shareholder needs. With respect to closed-end Nuveen funds, such initiatives included (a) an increased

52	NUVEEN

level of leverage management activities in 2016 and 2017 resulting from the rollover of existing facilities, the negotiation of improved terms and pricing to reduce leverage costs, the innovation of new leverage structures, the rebalancing of leverage of various funds as a result of mergers or new investment mandates, and the restructuring of tender option bonds to be compliant with new regulatory requirements; (b) an increased level of capital management activities (i.e., the management of the issuance and repurchase of shares of certain closed-end funds) during 2016 as a result of market demand as well as an implementation of a cross department review system for shares trading at certain discount levels; (c) continued refinements to a database to permit further analysis of the closed-end fund marketplace and shareholder base; (d) the development of enhanced secondary market board reporting and commentary; (e) the reconfiguration of the framework for determining and maintaining closed-end fund benchmarks to permit more consistency across the complex; and (f) the development of product innovations for new closed-end offerings, including target term funds. The Board also recognized the Adviser’s continued commitment to supporting the closed-end product line through its award winning investor relations support program through which Nuveen seeks to educate investors and financial advisers regarding closed-end funds.

With respect to municipal funds, the Independent Board Members also appreciated, in particular, the astute portfolio management of the municipal funds with respect to the Puerto Rico debt crisis.

In its review, the Board recognized that initiatives that attracted assets to the Nuveen family of funds generally benefited the Nuveen funds in the complex as fixed costs would be spread over a larger asset base and, as described below, through the complex-wide fee arrangement which generally provides that the management fees of the Nuveen funds (subject to limited exceptions) are reduced as asset levels in the complex reach certain breakpoints in the fee schedule.

Similarly, the Board considered the sub-advisory services provided by the Sub-Adviser to the Funds. The Sub-Adviser generally provided portfolio advisory services for the Funds. The Board reviewed the Adviser’s analysis of the Sub-Adviser which evaluated, among other things, the investment team and any changes thereto, the stability and history of the organization, the assets under management, the investment approach and the performance of the Nuveen funds it sub-advises. The Board noted that the Adviser recommended the renewal of the Sub-Advisory Agreements.

Based on its review, the Board determined, in the exercise of its reasonable business judgment, that it was satisfied with the nature, extent and quality of services provided to the respective Funds under each applicable Advisory Agreement.

B.    The Investment Performance of the Funds and Fund Advisers

As part of its evaluation of the services provided by the Fund Advisers, the Board reviewed Fund performance over the quarter, one-, three- and five-year periods ending December 31, 2016 as well as performance data for the first quarter of 2017 ending March 31, 2017. The Board reviewed performance on an absolute basis and in comparison to the performance of peer funds (the “Performance Peer Group”) and recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks). For closed-end funds, the Board (or the Closed-end Fund Committee) also reviewed, among other things, the premium or discount to net asset value of the Nuveen closed-end funds as of a specified date and over various periods as well as in comparison to the premium/discount average in their respective Lipper peer category. The Independent Board Members continued to recognize the importance of secondary market trading for the shares of the closed-end funds and the evaluation of the premium and discount levels was a continuing priority for them. The review and analysis of performance information during the annual review of Advisory Agreements incorporated the discussions and performance information the Board Members have had at each of their quarterly meetings throughout the year.

NUVEEN	53

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

In evaluating performance data, the Independent Board Members recognized some of the limitations of such data and the difficulty in establishing appropriate peer groups and benchmarks for certain of the Nuveen funds. They recognized that each fund operates pursuant to its own investment objective(s), parameters and restrictions which may differ from that of the Performance Peer Group or benchmark. Certain funds may also utilize leverage which may provide benefits or risks to their portfolio compared to an unlevered benchmark. The Independent Board Members had noted that management had classified the Performance Peer Groups as low, medium and high in relevancy to the applicable fund as a result of these differences or other factors. The Independent Board Members recognized that the variations between the Performance Peer Group or benchmark and the applicable Fund will lead to differing performance results and may limit the value of the comparative performance data in assessing the particular Fund’s performance.

In addition, the Independent Board Members recognized that the performance data is a snapshot in time, in this case as of the end of the 2016 calendar year or end of the first quarter of 2017. A different period may generate significantly different results and longer term performance can be adversely affected by even one period of significant underperformance. Further, a shareholder’s experience in a Fund depends on his or her own holding period which may differ from that reviewed by the Independent Board Members.

In their review of performance, the Independent Board Members focused, in particular, on the Adviser’s analysis of Nuveen funds determined to be underperforming performance outliers and the factors contributing to the respective fund’s performance and any efforts to address performance concerns. With respect to any Nuveen funds for which the Board has identified performance issues, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers any steps necessary or appropriate to address such issues, and reviews the results of any efforts undertaken. The Board, however, acknowledged that shareholders chose to invest or remain invested in a fund knowing that the Adviser and applicable sub-adviser manage the fund, knowing the fund’s investment strategy and seeking exposure to that strategy (even if the strategy was “out of favor” in the marketplace) and knowing the fund’s fee structure.

In reviewing the performance of the Nuveen municipal funds, the Board recognized the challenged and volatile conditions of the municipal market in the fourth quarter of 2016 which impacted the performance of many of the municipal funds. The Board further considered that the municipal market had generally rebounded in the first quarter of 2017. In reviewing the performance of the municipal funds, the Board considered the impact of the market conditions.

For Nuveen Build America Bond Fund, the Board noted that although the Fund ranked in the fourth quartile in its Performance Peer Group in the one-year period, the Fund ranked in the second quartile in the three- and five-year periods. Although the Fund underperformed its benchmark in the three-year period, the Fund outperformed its benchmark in the one- and five-year periods. The Board was satisfied with the Fund’s overall performance.

For Nuveen Build America Bond Opportunity Fund, the Board noted that although the Fund ranked in the fourth quartile in its Performance Peer Group in the one-year period, the Fund performed in the second quartile in the three-year period and third quartile in the five-year period. In addition, although the Fund underperformed its benchmark in the three- and five-year periods, the Fund outperformed its benchmark in the one-year period. The Board was satisfied with the Fund’s overall performance.

54	NUVEEN

C.    Fees, Expenses and Profitability

1. Fees and Expenses

The Board evaluated the management fees and other fees and expenses of each Fund. The Board reviewed and considered, among other things, the gross and net management fees paid by the Funds. The Board further considered the net total expense ratio of each Fund (expressed as a percentage of average net assets) as the expense ratio is most reflective of the investors’ net experience in a Fund as it directly reflected the costs of investing in the respective Fund.

In addition, the Board reviewed the Broadridge Report comparing, in relevant part, each Fund’s gross and net advisory fees and net total expense ratio with those of a Peer Universe. The Independent Board Members also reviewed the methodology regarding the construction of the applicable Peer Universe by Broadridge. In reviewing the comparative data, the Board was aware that various factors may limit some of the usefulness of the data, such as differences in size of the peers; the composition of the Peer Universe; changes each year of funds comprising the Peer Universe; levels of expense reimbursements and fee waivers; and differences in the type and use of leverage. Nevertheless, in reviewing a fund’s fees and expenses compared to the fees and expenses of its peers (excluding leverage costs and leveraged assets), the Board generally considered a fund’s expenses and fees to be higher if they were over 10 basis points higher, slightly higher if they were 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Universe. The Board noted that the substantial majority of the Nuveen funds had a net expense ratio that was near or below their respective peer average.

The Independent Board Members noted that each Fund had a net management fee and a net expense ratio below its respective peer averages.

In their evaluation of the management fee schedule, the Independent Board Members also reviewed the fund-level and complex-wide breakpoint schedules, as described in further detail below. With respect to closed-end funds, the Board considered the effects of leverage on fees and expenses, including the calculation of management fees for funds with tender option bonds.

Based on their review of the information provided, the Board determined that each Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients

The Board also reviewed information regarding the respective Fund Adviser’s fee rates for providing advisory services to other types of clients. For the Adviser and/or the Sub-Adviser, with respect to the non-municipal Nuveen funds, such other clients may include: separately managed accounts (such as retail, institutional or wrap accounts); other investment companies that are not offered by Nuveen but are sub-advised by one of Nuveen’s affiliated sub-advisers; foreign investment companies offered by Nuveen; and collective investment trusts. The Board further noted that the Adviser also advises certain exchange-traded funds (“ETFs”) sponsored by Nuveen. For the Adviser and/or the Sub-Adviser, with respect to the municipal Nuveen funds, such other clients may include municipal separately managed accounts and passively managed ETFs sub-advised by the Sub-Adviser but that are offered by another fund complex.

NUVEEN	55

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

The Board recognized that each Fund had an affiliated sub-adviser. In reviewing the fee rates assessed to other clients, with respect to affiliated sub-advisers, the Board reviewed, among other things, the average fee rates and/or range of fees assessed for managed accounts and the range of fees assessed for the foreign investment companies offered by Nuveen. With respect to foreign funds, the Board noted that unlike the management fees for the Nuveen funds, the management fees for the foreign funds may include distribution fees paid to intermediaries. The Board also reviewed the average fee rate for certain strategies offered by the Sub-Adviser.

The Board recognized the inherent differences between the Nuveen funds and the other types of clients. The Board considered information regarding these various differences which included, among other things, the services required, average account sizes, types of investors targeted, legal structure and operations, and applicable laws and regulations. The Independent Board Members recognized that the foregoing variations resulted in different economics among the product structures and culminated in varying management fees among the types of clients and the Nuveen funds. In general, the Board noted that higher fee levels reflected higher levels of service provided by the Fund Adviser, increased investment management complexity, greater product management requirements and higher levels of business risk or some combination of the foregoing. The Board recognized the breadth of services the Adviser provided to support the Nuveen funds as summarized above and noted that many of such administrative services may not be required to the same extent or at all for the institutional clients or other clients. The Board further recognized the passive management of ETFs compared to the active management required of other Nuveen funds would contribute to differing fee levels.

The Independent Board Members noted that the sub-advisory fees paid by the Adviser to the Sub-Adviser, however, were generally for portfolio management services. The Board noted such sub-advisory fees were more comparable to the fees of retail wrap accounts and other external sub-advisory mandates.

Given the inherent differences in the various products, particularly the extensive services provided to the Funds, the Board concluded that such facts justify the different levels of fees.

3. Profitability of Fund Advisers

In conjunction with their review of fees, the Independent Board Members also considered Nuveen’s level of profitability for its advisory services to the Nuveen funds for the calendar years 2016 and 2015. In considering profitability, the Independent Board Members considered the level of profitability realized by Nuveen before the imposition of any distribution and marketing expenses incurred by the firm from its own resources. In evaluating the profitability, the Independent Board Members evaluated the analysis employed in developing the profitability figures, including the assumptions and methodology employed in allocating expenses. The Independent Board Members recognized the inherent limitations to any cost allocation methodology as different and reasonable approaches may be used and yet yield differing results. The Independent Board Members further reviewed an analysis of the history of the profitability methodology used explaining any changes to the methodology over the years. The Board has appointed two Independent Board Members, who along with independent legal counsel, helped to review and discuss the methodology employed to develop the profitability analysis each year and any proposed changes thereto and to keep the Board apprised of such changes during the year.

56	NUVEEN

In their review, the Independent Board Members evaluated, among other things, Nuveen’s adjusted operating margins, the gross and net revenue margins (pre-tax and after-tax) for advisory activities for the Nuveen funds, and the revenues, expenses, and net income (pre-tax and after-tax) of Nuveen for each of the last two calendar years. The Independent Board Members also reviewed an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2016 versus 2015. The Board, however, observed that Nuveen’s operating margins for its advisory activities in 2016 were similar to that of 2015.

In addition to reviewing Nuveen’s profitability in absolute terms, the Independent Board Members also reviewed the adjusted total company margins of other advisory firms that had publicly available information and comparable assets under management (based on asset size and asset composition). The Independent Board Members, however, noted that the usefulness of the comparative data may be limited as the other firms may have a different business mix and their profitability data may be affected by numerous other factors such as the types of funds managed, the cost allocation methodology used, and their capital structure. Nevertheless, the Board noted that Nuveen’s adjusted operating margins appeared comparable to the adjusted margins of the peers.

Further, the Adviser is a subsidiary of Nuveen, LLC, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). To have a fuller picture of the financial condition and strength of the TIAA complex, together with Nuveen, the Board reviewed a balance sheet for TIAA reflecting its assets, liabilities and capital and contingency reserves for the 2016 and 2015 calendar years.

In addition to the Adviser’s profitability, the Independent Board Members also considered the profitability of the Sub-Adviser from its relationship with the Nuveen funds. The Independent Board Members reviewed the Sub-Adviser’s revenues, expenses and revenue margins (pre- and post-tax) for its advisory activities for the calendar year ended December 31, 2016. The Independent Board Members also reviewed a profitability analysis reflecting the revenues, expenses and revenue margin (pre-and post-tax) by asset type for the Sub-Adviser for the calendar year ending December 31, 2016.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser for its services to the Funds as well as indirect benefits (such as soft dollar arrangements), if any, the Fund Adviser and its affiliates received or were expected to receive that were directly attributable to the management of a Fund. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Funds.

Based on a consideration of all the information provided, the Board noted that Nuveen’s and the Sub-Adviser’s level of profitability was acceptable and not unreasonable in light of the services provided.

D.    Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

When evaluating the level of the advisory fees, the Independent Board Members considered whether there will be any economies of scale that may be realized by the Fund Adviser as a Fund grows and the extent to which these economies were shared with the Funds and shareholders. The Board recognized that economies of scale are difficult to measure with precision; however, the Board considered that there were several ways the Fund Adviser may share the benefits of economies of scale with the Nuveen funds, including through breakpoints in the management fee schedule reducing the fee rates as asset levels grow, fee waivers and/or expense limitation agreements and the Adviser’s investment in its business which can enhance the services provided to the Nuveen funds. With respect to the fee structure, the Independent Board Members have recognized that economies of scale may be realized when a particular fund grows, but also when the total size of the fund complex grows (even if the assets of a particular fund in the complex have not changed or have decreased). Accordingly, subject to certain exceptions,

NUVEEN	57

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

the funds in the Nuveen complex pay a management fee to the Adviser which is generally comprised of a fund-level component and complex-level component, each of which has a breakpoint schedule. Subject to certain exceptions, the fund-level fee component declines as the assets of the particular fund grow and the complex-level fee component declines when eligible assets of all the Nuveen funds (except for Nuveen ETFs which are subject to a unitary fee) in the Nuveen complex combined grow. In addition, with respect to closed-end funds, the Independent Board Members noted that, although such funds may from time-to-time make additional share offerings, the growth of their assets would occur primarily through the appreciation of such funds’ investment portfolios.

The Independent Board Members reviewed the breakpoint and complex-wide schedules and any savings achieved from fee reductions as a result of the fund-level and complex-level breakpoints for the 2016 calendar year. In addition, the Independent Board Members recognized the Adviser’s ongoing investment in its business to expand or enhance the services provided to the benefit of all of the Nuveen funds.

Based on their review, the Board concluded that the current fee structure was acceptable and reflected economies of scale to be shared with shareholders when assets under management increase.

E.    Indirect Benefits

The Independent Board Members received and considered information regarding other benefits the respective Fund Adviser or its affiliates may receive as a result of their relationship with the Nuveen funds, including compensation paid to affiliates of a Fund Adviser for services rendered to the funds and research services received by a Fund Adviser from broker-dealers that execute fund trades. The Independent Board Members noted that affiliates of the Adviser may receive compensation for serving as a co-manager for initial public offerings of new Nuveen closed-end funds and as underwriter on shelf offerings for certain existing funds. The Independent Board Members considered the compensation paid for such services in 2016.

In addition to the above, the Independent Board Members considered that the Funds’ portfolio transactions are allocated by the Sub-Adviser and the Sub-Adviser may benefit from research received from broker-dealers that execute Fund portfolio transactions. The Board noted, however, that with respect to transactions in fixed income securities, such securities generally trade on a principal basis and do not generate soft dollar credits. Although the Board recognized the Sub-Adviser may benefit from a soft dollar arrangement if it does not have to pay for this research out of its own assets, the Board also recognized that the research may benefit the Funds to the extent it enhances the ability of the Sub-Adviser to manage the Funds.

Based on their review, the Board concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F.    Other Considerations

The Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, concluded that the terms of each Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

58	NUVEEN

Notes

NUVEEN	59

Nuveen:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen is the investment management arm of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.

Find out how we can help you.

To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/cef

Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com

ESA-C-0917D        304532-INV-B-11/18

PART C

OTHER INFORMATION

Item 15. Indemnification

Section 4 of Article XII of the Registrant’s Declaration of Trust provides as follows: “Subject to the exceptions and limitations contained in this Section 4, every person who is, or has been, a Trustee, officer, employee or agent of the Trust, including persons who serve at the request of the Trust as directors, trustees, officers, employees or agents of another organization in which the Trust has an interest as a shareholder, creditor or otherwise (hereinafter referred to as a ‘Covered Person’), shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been such a Trustee, director, officer, employee or agent and against amounts paid or incurred by him in settlement thereof. No indemnification shall be provided hereunder to a Covered Person: (a) against any liability to the Trust or its Shareholders by reason of a final adjudication by the court or other body before which the proceeding was brought that he engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office; (b) with respect to any matter as to which he shall have been finally adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interests of the Trust; or (c) in the event of a settlement or other disposition not involving a final adjudication (as provided in paragraph (a) or (b)) and resulting in a payment by a Covered Person, unless there has been either a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office by the court or other body approving the settlement or other disposition or a reasonable determination, based on a review of readily available facts (as opposed to a full trial-type inquiry), that he did not engage in such conduct: (i) by a vote of a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter); or (ii) by written opinion of independent legal counsel. The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be such a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel other than Covered Persons may be entitled by contract or otherwise under law. Expenses of preparation and presentation of a defense to any claim, action, suit or proceeding subject to a claim for indemnification under this Section 4 shall be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this Section 4, provided that either: (a) such undertaking is secured by a surety bond or some other appropriate security or the Trust shall be insured against losses arising out of any such advances; or (b) a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter) or independent legal counsel in a written opinion shall determine, based upon a review of the readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the recipient ultimately will be found entitled to indemnification. As used in this Section 4, a ‘Disinterested Trustee’ is one (x) who is not an Interested Person of the Trust (including anyone, as such Disinterested Trustee, who has been exempted from being an Interested Person by any rule, regulation or order of the Commission), and (y) against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or has been pending. As used in this Section 4, the words ‘claim,’ ‘action,’ ‘suit’ or ‘proceeding’ shall apply to all claims, actions, suits, proceedings (civil, criminal, administrative or other, including appeals), actual or threatened; and the words ‘liability’ and ‘expenses’ shall include without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.”

The trustees and officers of the Registrant are covered by the Mutual Fund Professional Liability policy in the aggregate amount of $70,000,000 against liability and expenses of claims of wrongful acts arising out of their position with the Registrant and other Nuveen funds, except for matters that involve willful acts, bad faith, gross negligence and willful disregard of duty (i.e., where the insured did not act in good faith for a purpose he or she

C-1

reasonably believed to be in the best interest of the Registrant or where he or she had reasonable cause to believe this conduct was unlawful). The policy has a $1,000,000 deductible for operational failures and $1,000,000 deductible for all other claims.

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the “Securities Act”), may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 16. Exhibits.

(1)	Amended and Restated Declaration of Trust of Registrant, dated March 16, 2010.(1)

(2)	By-Laws of Registrant, Amended and Restated as of November 18, 2009.(2)

(3)	Not applicable.

(4)	Form of Agreement and Plan of Merger is filed herewith as Appendix A to the Joint Proxy Statement/Prospectus constituting Part A of the Registration Statement.

(5)	Not applicable.

(6)(a)	Investment Management Agreement, dated October 1, 2014.(3)

(6)(b)	Renewal of Investment Management Agreement, dated July 28, 2015.(3)

(6)(c)	Renewal of Investment Management Agreement, dated July 27, 2016.(3)

(6)(d)	Renewal of Investment Management Agreement, dated July 24, 2017.(3)

(6)(e)	Investment Sub-Advisory Agreement, dated October 1, 2014.(3)

(6)(f)	Notice of Continuance of Investment Sub-Advisory Agreement, dated July 28, 2015.(3)

(6)(g)	Notice of Continuance of Investment Sub-Advisory Agreement, dated July 28, 2016.(3)

(6)(h)	Notice of Continuance of Investment Sub-Advisory Agreement, dated July 24, 2017.(3)

(7)	Not applicable.

(8)	Nuveen Open-End and Closed-End Funds Deferred Compensation Plan for Independent Directors and Trustees, Amended and Restated as of April 27, 2017.(3)

(9)(a)	Amended and Restated Master Custodian Agreement between the Nuveen Investment Companies and State Street Bank and Trust Company, dated July 15, 2015.(3)

(9)(b)	Appendix A to Custodian Agreement, dated July 15, 2015, updated as of August 1, 2017.(3)

(10)	Not applicable.

(11)	Opinion and Consent of Counsel is filed herewith.

C-2

(12)	Form of Opinion and Consent of Vedder Price P.C. supporting the tax matters discussed in the Joint Proxy Statement/Prospectus is filed herewith.

(13)(a)	Transfer Agency and Service Agreement, dated June 15, 2017.(3)

(13)(b)	First Amendment to Transfer Agency and Service Agreement, dated September 7, 2017.(3)

(14)	Consent of Independent Auditor is filed herewith.

(15)	Not applicable.

(16)	Powers of Attorney.(3)

(17)	Form of Proxy is filed herein and appears following the Joint Proxy Statement/Prospectus constituting Part A of the Registration Statement.

(1)	Filed on March 29, 2010 with Pre-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-2 (File No. 333-164974) and incorporated by reference herein.
(2)	Filed on March 12, 2010 with Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-2 (File No. 333-164974) and incorporated by reference herein.
(3)	Filed on March 20, 2018 as an exhibit to Registrant’s Registration Statement on Form N-14 (File No. 333-223801) and incorporated by reference herein.

Item 17. Undertakings.

(1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act, each post-effective amendment shall be deemed to be a new Registration Statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3) The undersigned Registrant agrees that executed opinions of counsel supporting the tax matters discussed in the Joint Proxy Statement/Prospectus will be filed with the Securities and Exchange Commission following the closing of the Merger.

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SIGNATURES

As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the Registrant, in the City of Chicago and the State of Illinois, on the 4th day of May, 2018.

Nuveen Build America Bond Fund

By:	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Vice President and Secretary

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Capacity		Date

/s/ Cedric H. Antosiewicz	Chief Administrative Officer		May 4, 2018
Cedric H. Antosiewicz	(principal executive officer)

/s/ Stephen D. Foy	Vice President and Controller		May 4, 2018
Stephen D. Foy	(principal financial and accounting officer)

William J. Schneider*	Chairman of the Board and Trustee	)
)
Margo L. Cook*	Trustee	)
)
Jack B. Evans*	Trustee	)
)
William C. Hunter*	Trustee	)	By: /s/ Gifford R. Zimmerman
		)	Gifford R. Zimmerman
Albin F. Moschner*	Trustee	)	Attorney-in-Fact
		)	May 4, 2018
John K. Nelson*	Trustee	)
)
Judith M. Stockdale*	Trustee	)
)
Carole E. Stone*	Trustee	)
)
Terence J. Toth*	Trustee	)
)
Margaret L. Wolff*	Trustee	)
)
Robert L. Young*	Trustee	)

*	An original power of attorney authorizing, among others, Mark L. Winget, Kevin J. McCarthy and Gifford R. Zimmerman, to execute this Registration Statement, and amendments thereto, for each of the trustees of the Registrant on whose behalf this Registration Statement is filed, has been executed and is incorporated by reference herein.

EXHIBIT INDEX

Exhibit No.	Name of Exhibit

(11)	Opinion and Consent of Counsel

(12)	Form of Opinion and Consent of Vedder Price P.C. supporting the tax matters discussed in the Joint Proxy Statement/Prospectus

(14)	Consent of Independent Auditor